UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22132

Exact name of registrant as specified in charter:	abrdn Funds

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Michael Marsico
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-667-9231

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2023

Item 1. Reports to Shareholders.

abrdn Funds
Equity Series
Annual Report
October 31, 2023
abrdn China A Share Equity Fund
Class A - GOPAX ■	Class C - GOPCX■	Class R - GOPRX■	Institutional Class - GOPIX■	Institutional Service Class - GOPSX
abrdn Dynamic Dividend Fund
Class A - ADAVX ■	Institutional Class - ADVDX
abrdn EM SMA Completion Fund
Institutional Class - ASEMX
abrdn Emerging Markets ex-China Fund
Class A - GLLAX ■	Class C - GLLCX■	Class R - GWLRX■	Institutional Class - GWLIX■	Institutional Service Class - GLLSX
abrdn Emerging Markets Fund
Class A - GEGAX ■	Class C - GEGCX■	Class R - GEMRX■	Institutional Class - ABEMX■	Institutional Service Class - AEMSX
abrdn Emerging Markets Sustainable Leaders Fund
Class A - GIGAX ■	Class C - GIGCX■	Class R - GIRRX■	Institutional Class - GIGIX■	Institutional Service Class - GIGSX
abrdn Global Equity Impact Fund
Class A - JETAX ■	Institutional Class - JETIX
abrdn Global Infrastructure Fund
Class A - AIAFX ■	Institutional Class - AIFRX
abrdn International Small Cap Fund
Class A - WVCCX ■	Class C - CPVCX■	Class R - WPVAX■	Institutional Class - ABNIX
abrdn International Sustainable Leaders Fund
Class A - BJBIX ■	Institutional Class - JIEIX
abrdn Realty Income & Growth Fund
Class A - AIAGX ■	Institutional Class - AIGYX
abrdn U.S. Small Cap Equity Fund
Class A - GSXAX ■	Class C - GSXCX■	Class R - GNSRX■	Institutional Class - GSCIX■	Institutional Service Class - GSXIX
abrdn U.S. Sustainable Leaders Fund
Class A - GXXAX ■	Class C - GXXCX■	Institutional Class - GGLIX■	Institutional Service Class - GXXIX
abrdn U.S. Sustainable Leaders Smaller Companies Fund
Class A - MLSAX ■	Class R - GLSRX■	Institutional Class - GGUIX■	Institutional Service Class - AELSX
The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports.
Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary or at (866) 667-9231.

Market Review	Page 1
abrdn China A Share Equity Fund	Page 3
abrdn Dynamic Dividend Fund	Page 9
abrdn EM SMA Completion Fund	Page 15
abrdn Emerging Markets ex-China Fund	Page 20
abrdn Emerging Markets Fund	Page 26
abrdn Emerging Markets Sustainable Leaders Fund	Page 33
abrdn Global Equity Impact Fund	Page 40
abrdn Global Infrastructure Fund	Page 46
abrdn International Small Cap Fund	Page 52
abrdn International Sustainable Leaders Fund	Page 58
abrdn Realty Income & Growth Fund	Page 64
abrdn U.S. Small Cap Equity Fund	Page 69
abrdn U.S. Sustainable Leaders Fund	Page 74
abrdn U.S. Sustainable Leaders Smaller Companies Fund	Page 79
Financial Statements	Page 84
Notes to Financial Statements	Page 138
Report of Independent Registered Public Accounting Firm	Page 165
Other Tax Information	Page 166
Shareholder Expense Examples	Page 167
Supplemental Information	Page 169
Management of the Funds	Page 172

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at https://www.abrdn.com/en-us/investor/fund-centre/fund-literature. Please read it carefully before investing any money.
Investing in mutual funds involves risk, including possible loss of principal.
abrdn Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1900 Market Street, Suite 200, Philadelphia, PA 19103.
abrdn Inc. (AI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.
The complete schedule of portfolio holdings for each fund of abrdn Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. abrdn Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and the Funds make the information on the exhibit to Form N-PORT available to shareholders upon request without charge by calling 1-866-667-9231.
Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at https://www.abrdn.com/en-us/investor/fund-centre/fund-literature and on the Commission’s website at www.sec.gov.
Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

Global equity markets were mostly positive over the past 12 months, with the Morgan Stanley Capital International (MSCI) All Country (AC) World Index1 returning 10.50% for the period. Inflation dominated the economic environment as major central banks in Western economies raised interest rates faster and much further than previously anticipated to counter multi-decade-high inflation. By region, European and U.S. stock markets posted solid returns during the period, while in Asia, Chinese stocks had a volatile 12 months but seemed to be recovering by the end of the period. Overall, there were fluctuating market performances, as fears of high inflation, tightening monetary policy2, and the risk of a global recession caused some volatility3.
At the start of the fourth quarter of 2022, global equities rebounded, as U.S. inflation data and the relaxing of China’s COVID restrictions gave investors cause for optimism. However, global equities subsequently fell in December. In the new year, markets picked up again, but the rest of the quarter proved challenging for the asset class. The collapse of two regional U.S. banks and the forced sale of Credit Suisse to rival UBS in March then evoked fears of a banking crisis.
Despite an initial sell-off, stock markets recovered gradually and rose strongly over June and July with investors positive on the outlook for interest rates, inflation, and corporate earnings releases. Furthermore, news of a compromise agreement on the U.S. debt ceiling4 also helped. However, concerns about further monetary tightening and a soft Chinese economy then saw markets weaken in August. Selling pressure continued into September, as investors remained concerned about rising energy costs, higher bond yields, and a sluggish global economy. Towards the end of the period, in October, global equities weakened further, pressured by investor concerns over the interest rate outlook and the conflict that broke out in the Middle East between Israel and Hamas.
Emerging market (EM) equities also rose robustly over the 12 months under review, driven largely by interest rate expectations and the pace of China’s economic recovery in the post COVID era. The MSCI Emerging Markets Index5 returned 10.80% for the period. Emerging Asia finished ahead of the wider asset class, buoyed by double-digit returns in China. The technology-heavy markets of South Korea and Taiwan also advanced on global artificial intelligence (AI)-related trends. Emerging Europe, the Middle East, and Africa trailed, with Gulf indices falling on volatile oil prices and geopolitical concerns. Latin America was hurt by the underperformance in Brazil. However, similar to developed equity markets, emerging market bourses fell towards the end of the period as geopolitical risks amid the threat of a wider conflict in the Middle East following Hamas’ attack on Israel, and the subsequent ongoing military response.
In fixed income markets, most government bond prices fell during the period. Central banks acted to control inflation by reducing policy support and hiking interest rates. The mini-banking crisis in the U.S, spurred a huge turnaround in government bond markets. However, the threat of contagion across the banking sector appeared contained in the second quarter of 2023, allowing investors and central banks to switch their attention to inflation. Later in the period, the Bank of England (BoE) left rates at 5.25% at the end of August. The U.S. Federal Reserve’s (Fed) target rate for the fed funds rate is now at
5.25-5.50%. The European Central Bank (ECB) hiked rates in September to 4%. In October, the ECB kept rates unchanged, its first meeting in ten without a hike.
Meanwhile, U.S. corporate bonds did relatively well over the period. The beginning of the review period saw an impressive rally in Treasuries that drove an equity market rally and tighter corporate credit spreads6, on the back of improving sentiment given the signs of moderating inflation. The new year continued on a positive tone as investors were optimistic for a milder economic slowdown as they saw signals of easing inflation and supportive economic data. However, inflation data proved stubborn in the first quarter of the year and financial stress in the banking sector hampered fixed income assets. Banking fears were sparked by the collapse of Silicon Valley Bank (SVB), which triggered a run on deposits at various U.S. regional banks and following that, the failure of Credit Suisse in Europe. However, swift moves by authorities in the U.S. and Europe supported a recovery and the result was tighter credit spreads working in tandem with lower government bond yields to produce healthy returns for the first quarter in 2023.
In the second quarter, economic data in the U.S. proved stronger than expected, despite weakness in certain sections of the economy. Albeit signs of easing price pressures, inflation remained elevated. As the year progressed, volatility continued to drive financial markets. Investors latched onto hopes that central banks were nearing the end of their monetary tightening cycles. Despite the Fed pausing its rate hikes in September, based on its ‘dot plot’7 projections, it indicated that rates would remain higher for longer than previously anticipated, which subsequently triggered a sell-off in risk assets, including bonds. The prolonged elevated interest rate environment sparked worries about the impact of higher interest expense on credit, although these concerns were more acute at the lower quality end of the credit spectrum.
The review period also saw volatility in global listed real estate, as macroeconomic factors overwhelmed underlying fundamentals. The key themes included high inflation and monetary tightening, the risk of an energy crisis in Europe, and concerns of a U.S. banking sector crisis. Rising interest rates led to increased concerns about real estate asset values, particularly for lower-yielding properties vulnerable to rate fluctuations. Despite this, sectors with robust operating fundamentals experienced rental growth, helping to offset some of these pressures.
The U.S. real estate investment trust (REIT)8 market was adversely affected by the Fed stating that interest rates would remain higher-for-longer. In Europe, a mild winter helped to avert the looming energy crisis, leading to smaller-than-expected value declines in a number of markets. Solid mid-year results from most companies and expectations that interest rates have peaked were also supportive. In the Asia-Pacific region, early optimism about China’s reopening led to market gains. Over the review period, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global Index9 and the MSCI US REIT Index10 returned -5.09% and -5.92%, respectively.

2023 Annual Report	1

Market Review  (concluded)

Outlook
Global equity markets will continue to face challenges, with investors concerned that lingering inflation and sustained rate rises will result in tougher financial conditions. In October, markets dropped again given investors’ concerns about the war in the Middle East, the outlook for interest rates, and a sluggish global economy.
In fixed income markets, the ECB kept interest rates unchanged in October, with President Lagarde noting a weak economy. However, inflationary pressures remain, and Lagarde indicated that there may be more hikes in the coming meetings. In the U.S., the Fed is expected to keep rates unchanged at its meeting in November as it continues with its data-dependent approach. The BoE is also expected to leave rates unchanged at its meeting scheduled for the same month. While analysts predicted a fall in annual inflation in September, the UK’s consumer price index remained unchanged at 6.7%. However, purchasing managers’ index data indicate stagnation in the UK’s manufacturing sector. With a recession now likely in 2024, investors are set to focus on when interest rates will be cut to offset any downturn.
In real estate markets, we anticipate that there is only a modest decline in prices left to play out. Although investment activity remains very subdued, there are signs of sentiment improving, particularly for the industrial, residential, and alternative sectors where the current fundamentals are encouraging. Uncertainty remains elevated and is being exacerbated by the ongoing geopolitical concerns. Looking forward, how events materialize from a macroeconomic perspective will be key to the future dynamics in the real estate market. There is an ongoing debate as to whether we will have a ‘Table Mountain’ or ‘Matterhorn’ interest-rate cycle from here. The abrdn Global Macro Research's view is that the U.S. will experience a recession in the middle of next year and rates will likely fall as a result, which will help to bolster real estate’s relative pricing.
abrdn

1	The Morgan Stanley Capital International (MSCI) All Country (AC) World Index captures large- and mid-cap representation across 23 developed markets countries and 23 emerging markets countries. The index covers approximately 85% of the global investable equity opportunity set.
2	Decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
3	If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable it is said to have 'low volatility'. Volatility can be used as a measure of risk.
4	Debt ceiling is the maximum amount of money that the U.S. government is allowed to borrow to meet its obligations.
5	The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 Emerging Markets (EM) countries. With 832 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
6	Difference between the bid (buyer's price) and the offer (seller's price) of a security or asset.
7	Dot Plot is a chart that the U.S. Federal Reserve uses to display its members' predictions for the future path of the Federal Funds Rate.
8	A form of indirect property investment. Distributions from REITs are made tax-free and are taxed according to the tax status of the shareholders.
9	The FTSE EPRA/Nareit Global Real Estate Index is a free-float adjusted, market capitalization-weighted index designed to track the performance of listed real estate companies in both developed and emerging countries worldwide.
10	The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (REITs). The index is based on the MSCI USA Investable Market Index (IMI), its parent index, which captures the large, mid and small cap segments of the USA market.

2	2023 Annual Report

abrdn China A Share Equity Fund  (Unaudited)

Market review
Chinese stock markets had a volatile1 ride over the 12 months in review. The period began with a significant rally in November 2022, driven by the expectation of an economic reopening. Increased liquidity support for the struggling property sector from the government and state-owned banks also boosted sentiment.
The government duly diluted the zero-COVID policy in December 2022, and all social distancing measures were lifted. Chinese stock markets subsequently enjoyed solid gains over the first quarter of 2023. The optimistic tone proved short-lived, though, as the second quarter saw investors focus on fundamentals amid ongoing concerns about the strength of China’s post-COVID recovery. The absence of any announcements about government stimulus measures compounded these concerns.
Entering the summer months, market participants were initially lifted by news that the People's Bank of China had key interest rates decrease, as well as a request by the authorities for state-owned banks to cut their deposit rates. The mood was also helped when the long-awaited Politburo meeting signaled the government’s desire to improve the operating environment for private enterprises and the platform economy, boost capital markets, and increase investor confidence.
Yet, by August 2023, stocks were held in check by heightened concerns about the health of the real estate sector, as Country Garden, one of the country’s top three property developers, faced a serious liquidity issue. Around this time, we also saw stamp duty cut by half to boost capital-market confidence and a mortgage-rate reduction by the large banks designed to increase homeowners’ disposable income. The market slid again in the final months of the period amid uncertainty about the U.S. Federal Reserve’s policy direction, growing tensions between China and the West, and ongoing investor outflows despite the economy showing signs of recovery.
On the economic front, concerns over the pace of the recovery lingered, and sentiment had yet to recover fully. The government announced a 5% economic growth target for 2023, down from last year’s 5.5% GDP goal-the COVID affected Chinese economy grew by a relatively modest 3% in 2022. More positively, the economy expanded by 5.5% year over year in the first half of 2023.
Meanwhile, the ongoing, if somewhat patchy, recovery in the manufacturing and services sectors as evidenced by purchasing managers’ survey (PMI)2 readings, showed both segments in expansionary territory. Analysts believed this increase was underpinned by the supportive policy measures announced during the summer.
Fund performance review
The abrdn China A Share Equity Fund (Institutional Class shares, net of fees) returned -5.19% for the 12-month reporting period ended
October 31, 2023, versus the -0.11% return of its benchmark, the Morgan Stanley Capital International (MSCI) China A Onshore Index (Net Daily Total Return), during the same period.
The Fund underperformed its benchmark over the 12-month review period. Looking at the laggards, the consumer sectors retreated as initial hopes of a recovery faded in the first quarter of 2023, and domestic investors rotated away from consumer names. Notably, China Tourism Group Duty Free was the biggest detractor at the stock level, as some one-off impacts from currency, changes to tax legislation, and a softer sales recovery pace hurt its share price. However, we continue to back the company, as we believe it remains uniquely positioned as the largest duty-free group globally with near-monopoly status in China and a clear cost advantage. Construction software company Glodon was also weak after underwhelming results alongside relatively soft real estate sentiment. However, we remain constructive on Glodon’s ability to meet its growth target and capitalize on opportunities, primarily as developers focus more on cost management and operational efficiency in this environment. In the alternative energy space, solar energy names such as Longi Green Energy fell on concerns over demand and geopolitical tensions. Battery separator leader Yunnan Energy was also weak due to concerns about overcapacity in the electric vehicle (EV) battery supply chain, alongside corporate governance issues.
Despite the negative sentiment around the Chinese consumer, some of our holdings were able to continue to deliver satisfactory earnings growth, including spirits producer Kweichow Moutai, electrical appliance manufacturer Midea Group, and Fuyao Glass, which all contributed positively to performance. Maxscend Microelectronics delivered strong third-quarter results thanks to the recovering smartphone market. At the same time, China Merchants Bank and Bank of Ningbo were lifted by improving investor sentiment following recent concerns about their mortgage and real estate exposure. Lastly, Jiangsu Hengrui Pharmaceuticals benefited from recovering fundamentals.
In notable portfolio activity over the period, we established a position in Zhejiang Weixing New Building Materials, a leading plastic pipe manufacturer with a solid track record. The company has demonstrated its resilience during the property downturn, and we feel it is well positioned to benefit from a potential recovery of the secondary housing market. We also initiated a position in Hefei Meiya Optoelectronic Technology for its unique exposure in dental equipment and our conviction in the long-term growth potential of the Chinese dental industry. Lasty, in June this year, we introduced BYD, a leading new-energy EV manufacturer that controls multiple steps in its supply chain, as we were attracted by the company’s market share gains and its model cycle trajectory, supported by its vertical penetration in battery and in-house supply of components.
{foots1}
1	If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable, it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
2	Purchasing Managers’ Index (PMI) is a common economic indicator of the health of the manufacturing sector.
2023 Annual Report	3

abrdn China A Share Equity Fund  (Unaudited)  (continued)

Against these, we exited the positions in Anhui Conch and Naura Technology due to our weakening conviction on their respective investment cases and given better opportunities elsewhere.
Outlook
Despite the government’s continuously supportive tone and initiatives, market sentiment remains cautiously optimistic, in our view. However, we believe that these policies send a strong signal that the authorities are intensifying their efforts to support the economy. We believe this bodes well for the economy and stock market for the rest of 2023.
More broadly, we believe in the long-term growth potential of the five themes: aspiration, digital, health, wealth and green, and think that the current low-valuation environment is ripe for picking high quality assets at attractive prices.
Portfolio Management:
Asia Pacific Equity Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and currency exchange rate, political and economic risks. The Fund focuses its investments in China and Hong Kong, which may subject the Fund to more volatility and greater risk of loss than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Trading in China A Shares through Stock Connect and the QFII Programs involves additional risks.
The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.
Please read the prospectus for more detailed information regarding these and other risks.

4	2023 Annual Report

abrdn China A Share Equity Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2023)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(5.54%)	3.30%	1.79%
	w/SC2	(10.98%)	2.09%	1.19%
Class C	w/o SC	(6.12%)	2.61%	1.10%
	w/SC3	(7.06%)	2.61%	1.10%
Class R4	w/o SC	(5.81%)	2.99%	1.45%
Institutional Service Class[4]	w/o SC	(5.27%)	3.55%	2.03%
Institutional Class[4]	w/o SC	(5.19%)	3.65%	2.11%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategies effective June 13, 2019. Performance information for periods prior to June 13, 2019 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen China Opportunities Fund to Aberdeen China A Share Equity Fund. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of October 31, 2023)
* Minimum initial investment
Performance of $1,000,000 invested in Institutional Class shares of the abrdn China A Share Equity Fund, MSCI China A (Onshore) Index (Net Daily Total Return) and the U.S. Consumer Price Index (CPI) over a 10-year period ended October 31, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The MSCI China A (Onshore) Index captures large- and mid-cap representation across China securities listed on the Shanghai and Shenzhen exchanges. The MSCI China A (Onshore) Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2023 Annual Report	5

abrdn China A Share Equity Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2023 (Unaudited)

Asset Allocation
Common Stocks	95.1%
Short-Term Investment	3.3%
Exchange-Traded Funds	1.9%
Liabilities in Excess of Other Assets	(0.3%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Industrials	19.5%
Consumer Staples	18.7%
Financials	15.5%
Information Technology	14.9%
Consumer Discretionary	12.3%
Health Care	10.9%
Materials	2.6%
Exchange-Traded Funds	1.9%
Real Estate	0.7%
Energy	-%
Short-Term Investment	3.3%
Liabilities in Excess of Other Assets	(0.3%)
100.0%

Amounts listed as “–” are 0% or round to 0%.
Top Ten Holdings
Kweichow Moutai Co. Ltd.	8.5%
Contemporary Amperex Technology Co. Ltd.	4.9%
China Merchants Bank Co. Ltd.	4.6%
Ping An Insurance Group Co. of China Ltd.	3.7%
Aier Eye Hospital Group Co. Ltd.	3.6%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd.	3.5%
Midea Group Co. Ltd.	3.2%
Proya Cosmetics Co. Ltd.	3.0%
Centre Testing International Group Co. Ltd.	2.9%
Maxscend Microelectronics Co. Ltd.	2.9%

Countries
China	95.1%
Other, less than 2% each	1.9%
Short-Term Investment	3.3%
Liabilities in Excess of Other Assets	(0.3%)
100.0%

6	2023 Annual Report

Statement of Investments
October 31, 2023 abrdn China A Share Equity Fund

	Shares	Value
COMMON STOCKS—95.1%
CHINA—95.1%
Consumer Discretionary—12.3%
BYD Co. Ltd., A Shares (Stock Connect)(a)	12,100	$ 393,510
BYD Co. Ltd., H Shares	7,000	212,871
China Tourism Group Duty Free Corp. Ltd., A Shares (Stock Connect)(a)	52,095	671,549
China Tourism Group Duty Free Corp. Ltd., H Shares(b)	8,000	90,346
Fuyao Glass Industry Group Co. Ltd., A Shares (Stock Connect)(a)	127,041	644,264
Midea Group Co. Ltd., A Shares (Stock Connect)(a)	109,142	786,924
Zhejiang Shuanghuan Driveline Co. Ltd., A Shares (Stock Connect)(a)	44,700	161,465
		2,960,929
Consumer Staples—18.7%
By-health Co. Ltd., A Shares (Stock Connect)(a)	114,488	285,695
Chacha Food Co. Ltd., A Shares (Stock Connect)(a)	62,700	316,246
Foshan Haitian Flavouring & Food Co. Ltd., A Shares (Stock Connect)(a)	71,071	364,557
Inner Mongolia Yili Industrial Group Co. Ltd., A Shares (Stock Connect)(a)	107,000	399,795
Kweichow Moutai Co. Ltd., A Shares (Stock Connect)(a)	8,963	2,057,380
Proya Cosmetics Co. Ltd., A Shares (Stock Connect)(a)	50,793	718,806
Wuliangye Yibin Co. Ltd., A Shares (Stock Connect)(a)	17,137	364,091
		4,506,570
Energy—0.0%
G3 Exploration Ltd.(c)(d)(e)(f)	53,000	–
Financials—15.5%
Bank of Ningbo Co. Ltd., A Shares (Stock Connect)(a)	197,116	670,925
China International Capital Corp. Ltd., A Shares (Stock Connect)(a)	87,200	437,812
China International Capital Corp. Ltd., H Shares(b)	117,600	187,308
China Merchants Bank Co. Ltd., A Shares (Stock Connect)(a)	266,132	1,115,952
Ping An Bank Co. Ltd., A Shares (Stock Connect)(a)	308,100	439,210
Ping An Insurance Group Co. of China Ltd., A Shares (Stock Connect)(a)	142,737	883,934
		3,735,141
Health Care—10.9%
Aier Eye Hospital Group Co. Ltd., A Shares (Stock Connect)(a)	348,527	868,478
Hangzhou Tigermed Consulting Co. Ltd., A Shares (Stock Connect)(a)	56,467	513,458
Hangzhou Tigermed Consulting Co. Ltd., H Shares(b)	5,800	32,592
Jiangsu Hengrui Pharmaceuticals Co. Ltd., A Shares (Stock Connect)(a)	53,955	352,128
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(a)	21,810	849,619
		2,616,275
Industrials—19.5%
Centre Testing International Group Co. Ltd., A Shares (Stock Connect)(a)	338,088	697,205
Shares		Value

Contemporary Amperex Technology Co. Ltd., A Shares (Stock Connect)(a)	46,202	$ 1,169,269
Guangzhou Baiyun International Airport Co. Ltd., A Shares (Stock Connect)(a)(e)	200,400	289,144
Hefei Meiya Optoelectronic Technology, Inc., A Shares (Stock Connect)	65,230	172,501
NARI Technology Co. Ltd., A Shares (Stock Connect)(a)	150,462	463,018
Shanghai International Airport Co. Ltd., A Shares (Stock Connect)(a)(e)	24,610	124,780
Shanghai M&G Stationery, Inc., A Shares (Stock Connect)(a)	91,780	484,633
Shenzhen Inovance Technology Co. Ltd., A Shares (Stock Connect)(a)	58,889	485,166
Sungrow Power Supply Co. Ltd., A Shares (Stock Connect)(a)	40,578	466,059
Zhejiang Weixing New Building Materials Co. Ltd., A Shares (Stock Connect)(a)	159,900	359,216
		4,710,991
Information Technology—14.9%
Glodon Co. Ltd., A Shares (Stock Connect)(a)	180,204	452,615
Hundsun Technologies, Inc., A Shares (Stock Connect)(a)	151,595	643,395
LONGi Green Energy Technology Co. Ltd., A Shares (Stock Connect)(a)	80,388	264,456
Luxshare Precision Industry Co. Ltd., A Shares (Stock Connect)(a)	134,270	600,893
Maxscend Microelectronics Co. Ltd., A Shares (Stock Connect)(a)	33,580	690,491
SG Micro Corp., A Shares (Stock Connect)(a)	19,013	232,361
Venustech Group, Inc., A Shares (Stock Connect)(a)	95,600	340,546
Yonyou Network Technology Co. Ltd., A Shares (Stock Connect)(a)	162,699	363,201
		3,587,958
Materials—2.6%
Wanhua Chemical Group Co. Ltd., A Shares (Stock Connect)(a)	48,217	582,940
Yunnan Energy New Material Co. Ltd., A Shares (Stock Connect)(a)	6,020	55,071
		638,011
Real Estate—0.7%
China Vanke Co. Ltd., A Shares (Stock Connect)(a)	105,273	162,294
Total China		22,918,169
Total Common Stocks		22,918,169
EXCHANGE-TRADED FUNDS—1.9%
KraneShares Bosera MSCI China A 50 Connect Index ETF	21,021	454,474
Total Exchange-Traded Funds		454,474

See accompanying Notes to Financial Statements.
2023 Annual Report	7

Statement of Investments  (concluded)
October 31, 2023 abrdn China A Share Equity Fund

Shares		Value
SHORT-TERM INVESTMENT—3.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.30%(g)	794,009	$ 794,009
Total Short-Term Investment		794,009
Total Investments (Cost $35,286,164)(h)—100.3%		24,166,652
Liabilities in Excess of Other Assets—(0.3%)		(79,710)
Net Assets—100.0%		$24,086,942
Amounts listed as “–” are $0 or round to $0.
(a)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Fair Value is determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements for inputs used.
(d)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(e)	Non-income producing security.
(f)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.00% of net assets as of October 31, 2023.
(g)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2023.
(h)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange-Traded Fund

See accompanying Notes to Financial Statements.
8	2023 Annual Report

abrdn Dynamic Dividend Fund  (Unaudited)

Market review
Global stock markets generally rose over the 12 months under review. Inflation dominated the economic environment. Central banks in Western economies raised interest rates faster and much further than previously anticipated to counter multi-decade-high inflation. Despite these aggressive central bank actions, core inflation-which strips out volatile items such as energy and food-stayed at elevated levels in many countries. Nevertheless, global economic growth held up better than many investors expected, defying fears of a recession triggered by higher rates.
As U.S. and Eurozone inflation trended down towards the end of 2022, investors’ hopes rose that an end to interest rate rises could be in sight. Therefore, 2023 started with strong stock market gains. However, the collapse of two regional U.S. banks and the forced sale of Credit Suisse to rival UBS in March then evoked fears of a banking crisis. Despite an initial sell-off, stock markets recovered, helped by expectations of lower peak interest rates. After more market volatility1 in April and May, equities performed strongly over June and July due to news of a compromise agreement on the U.S. debt ceiling2 and further encouraging inflation data. This was despite still-hawkish rhetoric from central banks. Equities then generated negative returns in August, September, and October given concerns that interest rates would stay higher for longer, with the outbreak of war between Israel and Hamas adding to existing inflationary worries.
Fund performance review
The abrdn Dynamic Dividend Fund (Institutional Class shares, net of fees) returned 6.67% for the 12-month period ending October 31, 2023, versus the 10.50% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (Net Daily Total Return), during the same period.
The Fund posted a positive total return but underperformed its benchmark. Asset allocation and, to a lesser extent, stock selection detracted from performance. The Fund’s stock selection and underweight3 positions in both the communication services and information technology sectors were headwinds. By region, North America detracted the most due to stock selection. Africa and the Middle East had a broadly neutral effect as negative stock selection offset the value added from being underweight the region relative to the benchmark.
The largest detractors from performance were the Fund’s lack of exposure to semiconductor manufacturer NVIDIA and social media giant Meta Platforms (with the former only paying a small dividend and the latter not paying a dividend). A holding in U.S.-based discount retailer Target Corporation also hurt performance.
Shares in U.S.-based chipmaker NVIDIA surged after the company gave a very bullish sales forecast on the demand for artificial intelligence (AI) processors. This took the stock to an all-time high and dragged the rest of the sector up with it. Shares in social media and advertising giant Meta Platforms also rose strongly as the company benefited from its aggressive cost-cutting program and its investments in AI. The latter have helped the company to attract traffic to Facebook and Instagram, as well as to increase its advertising revenues. Target Corporation's performance for the year was hindered by a challenging macroeconomic environment, diminished consumer confidence, and a normalisation of discretionary spending post-pandemic. Earnings estimates for the company steadily declined throughout the year. In addition, Target Corporation’s share price was negatively affected by the controversy surrounding its Pride Month merchandise.
Conversely, the Fund’s stock selection was positive in both the materials and financials sectors. By region, the U.K. was the largest positive as stock selection was only partially offset by a negative effect from being overweight4. Holdings in Asia-Pacific (excluding Japan) also added value due to stock selection.
At the individual stock level, key contributors to performance included holdings in semiconductor manufacturers BE Semiconductor Industries and Broadcom, as well as U.K.-listed industrial turnaround specialist Melrose Industries. BE Semiconductor Industries benefited from U.S.-based chipmaker NVIDIA’s previously mentioned very bullish sales forecast on the demand for AI processors. Broadcom shares performed well as the company reported strong results, helped by surging demand for its AI-related semiconductors. Melrose Industries spun off its automotive business to become a pure-play aerospace company. In addition, it held its first ‘capital markets day’ as a standalone company. Management presented a comprehensive overview of the aerospace business's positive fundamentals.
The Fund earns income through a combination of investing in companies that pay dividends and implementing a dividend-capture strategy. In a dividend-capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend5 date and reinvests the sales proceeds into one or more other stocks that are expected to pay dividends before the next dividend payment on the stock that it is selling. While employing this strategy, the Fund purchases companies
{foots1}
1	If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable, it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
2	The maximum amount of money that the U.S. government is allowed to borrow to meet its obligations.
{foots1}
3	A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
{foots1}
4	A portfolio holding an excess amount of a particular security (or sector or region) compared to the security’s weight in the benchmark portfolio.
{foots1}
5	Also abbreviated as 'xd', this is a share sold without the right to receive the declared dividend payment which is marked as due to those shareholders who are on the share register. The stock market authorities usually specify the date on which a share will begin trading 'xd'. The share price invariably drops when the share goes 'xd' taking the known income of the dividend out of the share price.
2023 Annual Report	9

abrdn Dynamic Dividend Fund  (Unaudited)  (continued)

that pay regular and/or special dividends. Over the 12-month period, the Fund issued total distributions6 of $0.24 per share.
Outlook
Pressures caused by high energy prices, geopolitical tensions, the cost-of-living crisis, and rising interest rates still prevail in many parts of the world and will be around for some time, in our view. While markets continue to move higher in many areas, particularly in the U.S., it is a very narrow handful of stocks that are behind this progression. Against such a challenging backdrop, the portfolio will remain diversified, defensive, and focused on businesses that we believe are best positioned to manage financial pressures through to times of greater market stability. Periods of market weakness, when they occur, represent an opportunity for the long-term investor, in our view. We reiterate the importance of a diversified portfolio with a 'bottom-up' investment approach focused on quality characteristics.
Portfolio Management:
Developed Markets Income & Real Assets Equity Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and currency exchange rate, political and economic risks.
The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.
The Fund's strategies and current asset levels may result in a portfolio turnover ratio calculation in excess of 100%. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.
Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.
Please read the prospectus for more detailed information regarding these and other risks.

{foots1}
6	The payment of any income generated by a fund.
10	2023 Annual Report

abrdn Dynamic Dividend Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2023)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	6.41%	5.37%	6.01%
	w/SC2	0.26%	4.16%	5.38%
Institutional Class[3]	w/o SC	6.67%	5.64%	6.27%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of October 31, 2023)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Dynamic Dividend Fund, Morgan Stanley Capital International All Country World Index (MSCI ACWI) (Net Daily Total Return) and the U.S. Consumer Price Index (CPI) over a 10-year period ended October 31, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.
The MSCI ACWI Index, MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries. As of October 2023, it covers more than 2,948 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. DM countries in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI ACWI Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2023 Annual Report	11

abrdn Dynamic Dividend Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2023 (Unaudited)

Asset Allocation
Common Stocks	97.8%
Preferred Stocks	1.2%
Other Assets in Excess of Liabilities	1.0%
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Information Technology	19.0%
Financials	16.7%
Health Care	12.4%
Industrials	9.5%
Consumer Discretionary	8.7%
Consumer Staples	8.3%
Utilities	6.5%
Materials	6.0%
Energy	4.6%
Communication Services	3.8%
Real Estate	3.5%
Assets in Excess of Other Liabilities	1.0%
100.0%
Top Ten Holdings
Apple, Inc.	3.9%
Microsoft Corp.	3.5%
Alphabet, Inc.	1.9%
Broadcom, Inc.	1.8%
Newmont Corp., CDI	1.7%
BE Semiconductor Industries NV	1.7%
TJX Cos., Inc. (The)	1.6%
Eli Lilly & Co.	1.6%
Engie SA	1.6%
Enbridge, Inc.	1.5%

Countries
United States	63.2%
France	6.4%
United Kingdom	5.5%
Netherlands	4.4%
Germany	2.7%
Other, less than 2% each	16.8%
Assets in Excess of Other Liabilities	1.0%
100.0%

12	2023 Annual Report

Statement of Investments
October 31, 2023 abrdn Dynamic Dividend Fund

Shares		Value
COMMON STOCKS—97.8%
AUSTRALIA—0.8%
Materials—0.8%
Rio Tinto PLC, ADR	12,000	$ 772,080
BRAZIL—1.9%
Industrials—1.0%
CCR SA	383,700	911,732
Materials—0.9%
Vale SA, ADR	57,300	785,583
Total Brazil		1,697,315
CANADA—1.5%
Energy—1.5%
Enbridge, Inc.	44,200	1,416,168
CHINA—1.5%
Financials—1.0%
Ping An Insurance Group Co. of China Ltd., H Shares	169,500	859,784
Real Estate—0.5%
China Vanke Co. Ltd., H Shares	498,900	466,749
Total China		1,326,533
DENMARK—1.4%
Financials—1.4%
Tryg A/S	64,700	1,263,433
EGYPT—0.5%
Energy—0.5%
Energean PLC	47,900	496,035
FINLAND—0.6%
Information Technology—0.6%
Nokia OYJ	167,600	558,222
FRANCE—6.4%
Consumer Discretionary—1.0%
LVMH Moet Hennessy Louis Vuitton SE	1,210	866,276
Consumer Staples—1.8%
Danone SA	19,900	1,183,860
Pernod Ricard SA	2,500	443,941
		1,627,801
Energy—1.4%
TotalEnergies SE, ADR	19,400	1,292,040
Industrials—0.6%
Teleperformance SE	4,650	534,943
Utilities—1.6%
Engie SA	94,000	1,495,059
Total France		5,816,119
GERMANY—2.7%
Financials—1.2%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,800	1,123,662
Utilities—1.5%
RWE AG	34,600	1,323,983
Total Germany		2,447,645
HONG KONG—1.0%
Financials—1.0%
Hong Kong Exchanges & Clearing Ltd.	26,800	937,535
Shares		Value

JAPAN—1.9%
Financials—1.1%
Mitsubishi UFJ Financial Group, Inc.	120,200	$ 1,008,375
Real Estate—0.8%
GLP J-REIT	800	716,526
Total Japan		1,724,901
NETHERLANDS—4.4%
Consumer Staples—0.5%
Heineken NV	5,200	467,186
Financials—1.1%
ING Groep NV, Series N	79,800	1,023,078
Information Technology—2.8%
ASML Holding NV	1,700	1,021,905
BE Semiconductor Industries NV	14,900	1,539,165
		2,561,070
Total Netherlands		4,051,334
NORWAY—1.0%
Communication Services—1.0%
Telenor ASA	92,700	947,616
SINGAPORE—1.3%
Financials—1.3%
Oversea-Chinese Banking Corp. Ltd.	124,200	1,151,472
SPAIN—0.9%
Consumer Discretionary—0.9%
Amadeus IT Group SA	14,600	833,263
TAIWAN—1.3%
Information Technology—1.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	13,700	1,182,447
UNITED KINGDOM—5.5%
Communication Services—0.9%
Vodafone Group PLC, ADR	89,700	828,828
Consumer Discretionary—1.2%
Taylor Wimpey PLC	781,562	1,055,611
Financials—1.1%
London Stock Exchange Group PLC	10,200	1,029,129
Health Care—1.3%
AstraZeneca PLC, ADR	19,100	1,207,693
Industrials—1.0%
Melrose Industries PLC	155,366	884,619
Total United Kingdom		5,005,880
UNITED STATES—63.2%
Communication Services—1.9%
Alphabet, Inc., Class C(a)	13,600	1,704,080
Consumer Discretionary—5.6%
Aptiv PLC(a)	9,300	810,960
Genuine Parts Co.	7,000	902,020
Las Vegas Sands Corp.	15,100	716,646
Lowe's Cos., Inc.	6,300	1,200,591
TJX Cos., Inc. (The)	17,300	1,523,611
		5,153,828
Consumer Staples—6.0%
Coca-Cola Co. (The)	24,500	1,384,005
Keurig Dr Pepper, Inc.	30,800	934,164
Mondelez International, Inc., Class A	18,500	1,224,885

See accompanying Notes to Financial Statements.
2023 Annual Report	13

Statement of Investments  (concluded)
October 31, 2023 abrdn Dynamic Dividend Fund

	Shares	Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Nestle SA	9,300	$ 1,002,900
Target Corp.	8,900	986,031
		5,531,985
Energy—1.2%
Williams Cos., Inc. (The)	32,400	1,114,560
Financials—7.5%
Bank of America Corp.	33,900	892,926
Blackstone, Inc., Class A	9,500	877,325
CME Group, Inc.	4,900	1,045,954
Fidelity National Information Services, Inc.	15,200	746,472
Goldman Sachs Group, Inc. (The)	3,600	1,092,996
Huntington Bancshares, Inc.	76,400	737,260
JPMorgan Chase & Co.	8,000	1,112,480
MetLife, Inc.	6,000	360,060
		6,865,473
Health Care—11.1%
AbbVie, Inc.	9,200	1,298,856
Baxter International, Inc.	17,400	564,282
Bristol-Myers Squibb Co.	16,900	870,857
CVS Health Corp.	14,000	966,140
Eli Lilly & Co.	2,700	1,495,611
Medtronic PLC	11,900	839,664
Merck & Co., Inc.	9,200	944,840
Roche Holding AG	4,200	1,082,380
Sanofi SA	11,800	1,071,514
UnitedHealth Group, Inc.	2,000	1,071,120
		10,205,264
Industrials—6.9%
FedEx Corp.	5,200	1,248,520
Ferrovial SE	37,900	1,140,640
Norfolk Southern Corp.	4,400	839,476
Schneider Electric SE	7,900	1,215,473
Stanley Black & Decker, Inc.	9,600	816,480
Waste Management, Inc.	6,300	1,035,279
		6,295,868
Information Technology—13.1%
Amdocs Ltd.	14,300	1,146,288
Analog Devices, Inc.	6,800	1,069,844
Apple, Inc.	20,900	3,569,093
Broadcom, Inc.	2,000	1,682,740
Shares		Value

Cisco Systems, Inc.	25,200	$ 1,313,676
Microsoft Corp.	9,600	3,245,856
		12,027,497
Materials—4.3%
Air Products & Chemicals, Inc.	3,400	960,296
Linde PLC	3,600	1,375,415
Newmont Corp., CDI(a)	40,520	1,552,770
		3,888,481
Real Estate—2.2%
American Tower Corp., REIT	6,100	1,086,959
Gaming and Leisure Properties, Inc., REIT	20,600	935,034
		2,021,993
Utilities—3.4%
CMS Energy Corp.	16,800	912,912
FirstEnergy Corp.	25,700	914,920
NextEra Energy Partners LP	16,500	446,655
NextEra Energy, Inc.	13,900	810,370
		3,084,857
Total United States		57,893,886
Total Common Stocks		89,521,884
PREFERRED STOCKS—1.2%
SOUTH KOREA—1.2%
Information Technology—1.2%
Samsung Electronics Co. Ltd.	28,800	1,149,832
Total Preferred Stocks		1,149,832
Total Investments (Cost $79,984,988)(b)—99.0%		90,671,716
Other Assets in Excess of Liabilities—1.0%		876,228
Net Assets—100.0%		$91,547,944

(a)	Non-income producing security.
(b)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
EUR	Euro Currency
PLC	Public Limited Company
REIT	Real Estate Investment Trust
USD	U.S. Dollar

At October 31, 2023, the Fund held the following forward foreign currency contracts:

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Euro
01/19/2024	Royal Bank of Canada	USD	8,522,603	EUR	8,000,000	$8,496,538	$26,065

See accompanying Notes to Financial Statements.
14	2023 Annual Report

abrdn EM SMA Completion Fund  (Unaudited)

Market review
Emerging market equities generally fell over the period under review, driven largely by interest-rate expectations and the pace of China’s economic recovery after Beijing rolled back its controversial zero-COVID policy at the end of 2022. Geopolitical risks heightened at the close of the period amid the threat of a wider conflict in the Middle East between Israel and Hamas, and the subsequent ongoing military response.
An aggressive series of interest rate hikes by the U.S. Federal Reserve (Fed) to rein in inflation had initially sparked concerns over a potential slowdown in the U.S. economy. However, an exceptionally resilient labor market, together with moderating inflation levels as the period progressed, led to renewed market optimism about a benign soft landing1 in the world’s largest economy and fueled hopes that the Fed could be nearing the end of its monetary tightening2 cycle. Towards the period-end, investor sentiment shifted once again to worries about higher-for-longer U.S. interest rates, which pushed the U.S. dollar higher and dampened the outlook for the emerging market asset class.
Over in China, initial optimism surrounding the country’s reopening from COVID restrictions fizzled as it became apparent that the pace of recovery in domestic consumption would be slower than investors had expected. Authorities stepped in to try and speed up the recovery, with the Beijing government rolling out targeted stimulus measures and the People’s Bank of China drumming up support with interest rate cuts. China’s 2023 budget deficit was also raised from 3% of GDP to about 3.8%-a move that is considered rare and one that the government had resisted even during the COVID crisis. The flurry of policy moves resulted in some signs of recovery emerging towards the end of the period amid signs of stabilization in the economy. The property sector, however, remained fragile but is still well-supported by policymakers.
Against this backdrop, emerging Asia trailed the wider asset class, dragged lower by double-digit losses in China. Taiwan’s technology-heavy market outperformed on global artificial intelligence (AI)-related trends, while Indian equities bucked the downtrend to close higher. In emerging Europe, the Middle East and Africa, Gulf bourses3 fell on volatile oil prices and geopolitical concerns. Latin America was underpinned by the outperformance in Brazil and Mexico.
Fund performance review
The abrdn EM SMA Completion Fund returned -18.80% (Institutional Class shares, net of fees) for the period from January 27, 2023 (inception) to October 31, 2023, versus the -10.39% return of its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index4 (Gross Return), during the same period.
The Fund’s performance fell, underperforming its benchmark during the reporting period. The major drag on relative returns was China, including the off-benchmark position in Hong Kong. Our domestic consumption-focused names disappointed due to a slower-than-expected pace of economic recovery in China following the post-COVID reopening.
China Tourism Group Duty Free was weighed down by sluggish holiday duty-free sales in Hainan over the period. Our new position in digital platform provider Glodon also detracted from performance, alongside the exposure to condiment maker Foshan Haitian Flavoring & Food and LONGi Green Energy Technology, which we exited on waning conviction. Hong Kong-listed brewer Budweiser APAC was not spared from the sell-off as the weak investor sentiment carried over to the H-share market.5
We remain constructive on China as there are signs that growth is stabilizing. We believe the recovery will pick up pace in the coming months and in 2024, as consumers have a better outlook on their income and bonus prospects heading into next year. Broadly, the Fund remains well positioned to take advantage of a gradual recovery in domestic consumption. The portfolio has exposure to both onshore and offshore names that are potential beneficiaries. Policy measures will likely remain accommodative and calibrated towards specific sectors like autos, electronics, household products, and property.
The Fund’s holdings in South Korea also proved costly. A notable laggard was LG Chem, which sold off alongside other domestic electric vehicle (EV) battery plays due to concerns over slowing demand and global supply risk. In our view, LG Chem remains an attractive EV battery name and the company’s better-than-expected results and a strong order backlog reassure us of its positioning. Meanwhile, Samsung Electronics recovered with the memory cycle, as we expected. However, our holding is in the preference shares6, which lagged the ordinary shares this year. We own the preference shares as they trade on a cheaper valuation relative to the ordinary shares, while paying a higher dividend yield. We have been engaging Samsung Electronics actively on governance, stewarding them toward better governance standards, which we believe will benefit the company over the long term.
On a more positive note, stock selection in Taiwan contributed to relative returns, thanks to the outperformance of our two new information technology holdings, which we introduced and built up over the period. Fabless semiconductor company MediaTek and
{foots1}
1	A milder economic slowdown compared to a recession.
{foots1}
2	Monetary policy - Decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
{foots1}
3	Bourses refer to stock markets in non-English speaking countries.
{foots1}
4	The MSCI Emerging Markets Index is an unmanaged index considered representative of growth stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non‐resident investors.
{foots1}
5	Shares of mainland Chinese companies traded on the Hong Kong Stock Exchange in Hong Kong dollars.
{foots1}
6	Shares in a company that have a higher claim on the assets and earnings than common stock. Dividends for preference shares generally must be paid out before those to common shares. Preference shares usually don’t have voting rights.
2023 Annual Report	15

abrdn EM SMA Completion Fund  (Unaudited)  (continued)

networking solutions provider Accton Technology were lifted by an AI-driven tech rally. The AI supercycle is an exciting theme that requires significant investment in semiconductors and technology hardware to make possible, and it is part of a wider capital expenditure theme that we believe should support emerging markets.
Elsewhere in emerging Asia, the new positions in Indian conglomerate Larsen & Toubro as well as Kazakh financial technology company Kaspi.kz also added value. The former rose on the back of a broadly resilient domestic economy, while the latter rallied after reporting better-than-expected results with raised guidance that underscored its competitive advantages.
Our overall exposure to Latin America was beneficial, helped by positive stock selection in Mexico. Our holdings there were bolstered by positive market sentiment, as economic indicators and domestic consumption strength proved encouraging. The country further benefits from nearshoring trends due to a global effort by companies to diversify their supply chains and shift manufacturing production to better manage reliance on China. Lender Banorte was among the top stock contributors over the period. In Brazil, the position in pharmacy retailer Raia Drogasil was additive.
Also working in the portfolio’s favor were our holdings in the Middle East. Quick service restaurant operator Americana Restaurants International, which we bought over the period, posted results that beat market estimates.
Turning to portfolio activity, we also added Chinese financial services company China International Capital Corp and Aier Eye Hospital. At the same time, we established positions in Indian conglomerate ITC and Ultratech Cement, alongside the world’s largest shipbuilder Korea Shipbuilding & Offshore Engineering, which is well placed to gain from positive industry trends. In Indonesia, we sold Bank Central Asia to fund the introduction of state-owned lender Bank Negara Indonesia, which has a highly adept, commercially focused management team.
Separately, we initiated two new holdings in Saudi Arabia. Al Rajhi Bank, which is also the world’s largest Islamic bank by assets, is well positioned to benefit from the country’s strong mortgage loan growth. Saudi Arabian Oil Group’s high-quality, low-cost oil production assets should support its cash flow over the long term.
In Latin America, we added Brazil-based Itausa to gain exposure to lender Itau at an appealing discount, and independent oil and gas firm Prio, given its attractive free cash flow generation.
Against this, we divested several holdings to fund better opportunities elsewhere. These included Kasikornbank, PTT Exploration and Production, and Yonyou Network Technology.
Outlook
The outlook for emerging markets remains encouraging, in our view. With inflation now approaching target in large parts of emerging markets, we believe we are at the beginning of a monetary-easing cycle. Moreover, China is increasingly committed to supporting economic growth, which we feel should help stabilize the property sector and restore confidence.
Overall, our companies are delivering results, which we believe will be rewarded by the market. We expect our more domestic-oriented positions in China, which have been drags on performance during the period, to do better as the economy stabilizes and recovers. The portfolio remains focused on businesses with discernible quality characteristics, including sustainable free cash flow generation and earnings growth, pricing power, and low debt levels.
Portfolio Management:
Global Emerging Markets Equity Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets. To the extent the Fund invests a substantial amount of its assets in China and Hong Kong, the Fund may be subject to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. Please read the prospectus for more detailed information regarding these and other risks.

16	2023 Annual Report

abrdn EM SMA Completion Fund  (Unaudited)

Average Annual Total Return (For the periods ended October 31, 2023)	Inception[1]
Institutional Class	(18.80%)

1	Fund commenced operations on January 27, 2023.
Performance of a $10,000 Investment*(as of October 31, 2023)
* Minimum initial investment
Comparative performance of $10,000 invested in Institutional Class shares of the abrdn EM SMA Completion Fund, Morgan Stanley
Capital International (MSCI) Emerging Markets Index (Gross Return) and the U.S. Consumer Price Index (CPI) over a 3-month period ended October 31, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 Emerging Markets (EM) countries. With 1,437 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2023 Annual Report	17

abrdn EM SMA Completion Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2023 (Unaudited)

Asset Allocation
Common Stocks	85.6%
Preferred Stocks	22.4%
Short-Term Investment	2.0%
Liabilities in Excess of Other Assets	(10.0%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Information Technology	27.7%
Technology Hardware, Storage & Peripherals	18.4%
Semiconductors & Semiconductor Equipment	4.0%
Communications Equipment	3.9%
Software	1.4%
Financials	25.1%
Banks	15.1%
Capital Markets	5.8%
Consumer Finance	4.2%
Industrials	12.4%
Consumer Staples	11.7%
Materials	8.5%
Health Care	6.8%
Consumer Discretionary	5.9%
Energy	4.0%
Real Estate	3.3%
Communication Services	2.6%
Short-Term Investment	2.0%
Liabilities in Excess of Other Assets	(10.0%)
100.0%
Top Ten Holdings
Samsung Electronics Co. Ltd.	18.4%
Larsen & Toubro Ltd., GDR	5.4%
Grupo Financiero Banorte SAB de CV	5.0%
ITC Ltd., GDR	4.6%
Raia Drogasil SA	4.6%
LG Chem Ltd.	4.4%
Kaspi.KZ JSC, GDR	4.2%
MediaTek, Inc.	4.0%
Itausa SA	4.0%
Accton Technology Corp.	3.9%

Countries
South Korea	26.4%
China	19.7%
Brazil	15.0%
India	11.7%
Taiwan	7.9%
Indonesia	5.2%
Mexico	5.0%
Saudi Arabia	4.7%
Kazakhstan	4.2%
United Arab Emirates	3.3%
Hong Kong	2.5%
Austria	2.4%
Short-Term Investment	2.0%
Liabilities in Excess of Other Assets	(10.0%)
100.0%

18	2023 Annual Report

Statement of Investments
October 31, 2023 abrdn EM SMA Completion Fund

Shares		Value
COMMON STOCKS—85.6%
AUSTRIA—2.4%
Materials—2.4%
Mondi PLC	391	$ 6,313
BRAZIL—11.0%
Consumer Staples—4.6%
Raia Drogasil SA	2,396	12,261
Energy—2.8%
PRIO SA(a)	792	7,493
Financials—3.6%
B3 SA - Brasil Bolsa Balcao	4,306	9,480
Itausa SA(a)	61	104
		9,584
Total Brazil		29,338
CHINA—19.7%
Consumer Discretionary—2.6%
China Tourism Group Duty Free Corp. Ltd., A Shares (Stock Connect)(b)	534	6,907
Financials—2.2%
China International Capital Corp. Ltd., H Shares(c)	3,700	5,893
Health Care—6.8%
Aier Eye Hospital Group Co. Ltd., A Shares (Stock Connect)(b)	3,200	8,000
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(b)	258	10,084
		18,084
Industrials—3.4%
NARI Technology Co. Ltd., A Shares (Stock Connect)(b)	2,980	9,201
Information Technology—1.4%
Glodon Co. Ltd., A Shares (Stock Connect)(b)	1,500	3,780
Real Estate—3.3%
China Resources Land Ltd.	2,370	8,871
Total China		52,736
HONG KONG—2.5%
Consumer Staples—2.5%
Budweiser Brewing Co. APAC Ltd.(c)	3,500	6,651
INDIA—11.7%
Consumer Staples—4.6%
ITC Ltd., GDR(c)	2,383	12,263
Industrials—5.4%
Larsen & Toubro Ltd., GDR(c)	415	14,608
Materials—1.7%
UltraTech Cement Ltd., GDR(c)(d)	44	4,451
Total India		31,322
INDONESIA—5.2%
Communication Services—2.6%
Telkom Indonesia Persero Tbk PT	31,400	6,884
Financials—2.6%
Bank Negara Indonesia Persero Tbk PT	23,600	7,122
Total Indonesia		14,006
KAZAKHSTAN—4.2%
Financials—4.2%
Kaspi.KZ JSC, GDR(c)	126	11,390
MEXICO—5.0%
Financials—5.0%
Grupo Financiero Banorte SAB de CV, Class O	1,644	13,318
Shares		Value

SAUDI ARABIA—4.7%
Energy—1.2%
Saudi Arabian Oil Co.(c)	364	$ 3,234
Financials—3.5%
Al Rajhi Bank	524	9,380
Total Saudi Arabia		12,614
SOUTH KOREA—8.0%
Industrials—3.6%
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	47	3,153
Samsung Engineering Co. Ltd.(a)	366	6,450
		9,603
Materials—4.4%
LG Chem Ltd.	36	11,799
Total South Korea		21,402
TAIWAN—7.9%
Information Technology—7.9%
Accton Technology Corp.	662	10,257
MediaTek, Inc.	413	10,779
		21,036
UNITED ARAB EMIRATES—3.3%
Consumer Discretionary—3.3%
Americana Restaurants International PLC	8,790	8,855
Total Common Stocks		228,981
PREFERRED STOCKS—22.4%
BRAZIL—4.0%
Financials—4.0%
Itausa SA	6,275	10,753
SOUTH KOREA—18.4%
Information Technology—18.4%
Samsung Electronics Co. Ltd.	1,229	49,068
Total Preferred Stocks		59,821
SHORT-TERM INVESTMENT—2.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.30%(e)	5,429	5,429
Total Short-Term Investment		5,429
Total Investments (Cost $342,198)(f)—110.0%		294,231
Liabilities in Excess of Other Assets—(10.0%)		(26,680)
Net Assets—100.0%		$267,551

(a)	Non-income producing security.
(b)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	Illiquid security.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2023.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
2023 Annual Report	19

abrdn Emerging Markets ex-China Fund  (Unaudited)

Market review
Emerging market equities generally rose over the 12 months under review, driven largely by interest-rate expectations and the pace of China’s economic recovery as Beijing rolled back its controversial zero-COVID-19 policy at the end of 2022. Geopolitical risks heightened at the close of the period amid the threat of a wider conflict in the Middle East between Israel and Hamas, and the subsequent ongoing military response.
An aggressive series of interest rate hikes by the U.S. Federal Reserve (Fed) to rein in inflation initially sparked concerns over a potential slowdown in the U.S. economy. However, an exceptionally resilient labor market, together with moderating inflation levels as the year progressed, led to renewed market optimism about a benign soft landing1 in the world’s largest economy and fueled hopes that the Fed could be nearing the end of its monetary tightening2 cycle. Towards the period-end, investor sentiment shifted once again to worries about ‘higher-for-longer’ U.S. interest rates, which pushed the U.S. dollar higher and dampened the outlook for the emerging market asset class.
Over in China, initial optimism surrounding the country’s reopening from COVID-19 restrictions fizzled as it became apparent that the pace of recovery in domestic consumption would be slower than investors had expected. Authorities stepped in to try and speed up the recovery, with the Beijing government rolling out targeted stimulus measures and the People’s Bank of China drumming up support with interest-rate cuts. The flurry of policy moves resulted in some signs of recovery emerging towards the end of the period amid signs of stabilization in the economy. The property sector, however, remained fragile but is still well-supported by policymakers.
Across emerging Asia, the technology-heavy markets of South Korea and Taiwan advanced on global artificial intelligence (AI)-related trends. Elsewhere, Gulf indices fell on volatile oil prices and geopolitical concerns, while Latin America lagged amid the underperformance in Brazil.
Fund performance review
The abrdn Emerging Markets ex-China Fund (Institutional Class shares, net of fees) returned 7.86% for the 12-month period ended October 31, 2023, versus the 7.03% return of its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets ex-China Index (Net Daily Total Return), during the same period.
The Fund’s performance rose during the reporting period, outpacing its benchmark. From a regional perspective, emerging Europe, the Middle East, and Africa contributed most to the outperformance. The off-benchmark position in the Netherlands was especially rewarding, particularly e-commerce company Inpost, which reported strong results and fewer losses at its international division. Our semiconductor holdings in ASM International and ASML Holding were lifted by an AI-driven tech rally. The AI supercycle is an exciting theme that requires significant investment in semiconductors and technology hardware to make possible, and it is part of a wider capital expenditure theme that should support emerging markets.
Also working in the portfolio’s favor was the underweight3 position to Gulf markets, where market sentiment was dominated by volatile energy prices and regional geopolitical uncertainties. Meanwhile, our new holding in Americana Restaurants International, a quick-service restaurant operator in the Middle East, added value as the company posted results that beat market estimates.
On the flip side, our exposure to South African mining company Anglo American Platinum detracted amid the decline in prices for the platinum group of metals it produces.
Within Latin America, our holdings in Mexico were underpinned by positive market sentiment, as economic indicators and domestic consumption strength proved encouraging. The country further benefits from nearshoring trends due to a global effort by companies to diversify their supply chains and shift manufacturing production to better manage reliance on China. Conglomerate Fomento Economico Mexicano turned in a robust performance.
Conversely, stock selection in Brazil disappointed. Not holding Petrobras was costly. The state-run oil company rallied in the second half of the period on higher oil prices, though this was partly mitigated by our position in French energy name TotalEnergies, which we introduced and built up over the period. A significant portion of TotalEnergies’ assets is in emerging markets. 3R Petroleum Oleo e Gas came under pressure after its board of directors approved a capital increase through the issuance of new shares. On a more encouraging note, e-commerce player MercadoLibre outperformed on strong domestic consumption trends and competitive strength.
There were some bright spots in emerging Asia. Taiwanese textile firm Makalot Industrial was the top single-stock contributor over the period, supported by its resilient fundamentals and rising margins. Kazakh financial technology company Kaspi.kz, which we initiated over the year, also contributed positively after reporting better-than-expected results with raised guidance that underscored its competitive advantages.
However, our overall exposure to the region weighed slightly on relative performance, largely owing to negative selection effects in South Korea. Samsung Electronics recovered with the memory cycle, as we expected. However, our holding is in the preference shares4, which lagged the ordinary shares this year. We own the preference shares as they trade on a cheaper valuation relative to the ordinary shares, while paying a higher dividend yield. We have been actively engaging with Samsung Electronics on governance, stewarding them toward better governance standards, which we believe will benefit the company over the long-term. Moreover, LG Chem sold off alongside other domestic electric vehicle (EV) battery plays due to concerns
{foots1}
1	A milder economic slowdown compared to a recession.
{foots1}
2	Monetary policy - Decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
{foots1}
3	A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
{foots1}
4	Shares in a company that have a higher claim on the assets and earnings than common stock. Dividends for preference shares generally must be paid out before those to common shares. Preference shares usually don’t have voting rights.
20	2023 Annual Report

abrdn Emerging Markets ex-China Fund  (Unaudited)  (continued)

over slowing demand and global supply risk. In our view, LG Chem remains an attractive EV battery name and the company’s better-than-expected results and a strong order backlog assure us of its positioning.
Turning to portfolio activity, we also bought the world’s largest shipbuilder Korea Shipbuilding & Offshore Engineering, which we feel is well positioned to gain from positive industry trends, and Samsung SDI, which offers an attractive opportunity to capitalize on EV adoption and renewed investment in green technology. Additionally, we initiated holdings in Taiwan-based networking solutions provider Accton Technology and fabless semiconductor firm MediaTek, alongside well-managed Indian lender ICICI Bank, which has delivered strong growth without compromising on asset quality. In Indonesia, we sold Bank Central Asia to fund the introduction of state-owned lender Bank Negara Indonesia, which has a highly adept, commercially focused management team.
In Latin America, we established positions in specialty chemicals producer Sociedad Quimica y Minera de Chile, a beneficiary of rising EV penetration and energy storage solutions, and Southern Copper, which owns some of the world’s best copper mining assets. We exited Grupo Mexico in favor of Southern Copper as the latter offers more direct copper exposure. In Brazil, we added Itausa to gain exposure to lender Itau at an appealing discount. We also bought independent oil and gas firm Prio, in view of its attractive free cash flow generation, and wholesale company Sendas Distribuidora, which has positive earnings momentum and strong corporate governance.
Separately, our holding in Indian housing finance provider HDFC was converted to HDFC Bank shares after the two entities merged.
Against this, we divested several holdings to fund better opportunities elsewhere. These included Banco Bradesco, Banco Santander Chile, Kasikornbank, Piramal Enterprises, Piramal Pharma, Reliance Industries, SCG Packaging, and Vodacom.
Outlook
The outlook for emerging markets remains encouraging, in our view. With inflation now approaching target in large parts of emerging markets, we believe we are at the beginning of a monetary-easing cycle. Moreover, China is increasingly committed to supporting economic growth, which we feel should help many of the country’s key trading partners within emerging markets.
Overall, our companies are delivering results, which we believe will be rewarded by the market. The portfolio remains focused on businesses with discernible quality characteristics, including sustainable free cash flow generation and earnings growth, pricing power, and low debt levels.
Portfolio Management:
Global Emerging Markets Equity Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets. To the extent the Fund invests a substantial amount of its assets in India, the Fund may be subject to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. The value of the Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self sufficiency and balance of payments position. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.
Please read the prospectus for more detailed information regarding these and other risks.

2023 Annual Report	21

abrdn Emerging Markets ex-China Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2023)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	7.41%	5.65%	3.46%
	w/SC2	1.20%	4.40%	2.85%
Class C	w/o SC	6.64%	4.94%	2.79%
	w/SC3	5.83%	4.94%	2.79%
Class R4	w/o SC	7.07%	5.25%	3.10%
Institutional Service Class[4]	w/o SC	7.63%	5.89%	3.76%
Institutional Class[4]	w/o SC	7.86%	6.03%	3.81%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategies effective February 28, 2022. Performance information for periods prior to February 28, 2022 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Global Equity Fund to abrdn Emerging Markets ex-China Fund. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of October 31, 2023)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn Emerging Markets ex-China Fund, Morgan Stanley Capital
International (MSCI) Emerging Markets ex-China Index (Net Daily Total Return) and the U.S. Consumer Price Index (CPI) over a 10-year period ended October 31, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.
The MSCI Emerging Markets ex-China Index captures large- and mid-cap representation across 23 of the 24 Emerging Markets (EM) countries excluding China. With 672 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Brazil, Chile, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI Emerging Markets ex-China Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
22	2023 Annual Report

abrdn Emerging Markets ex-China Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2023 (Unaudited)

Asset Allocation
Common Stocks	91.3%
Short-Term Investment	5.4%
Preferred Stocks	4.6%
Rights	–%
Liabilities in Excess of Other Assets	(1.3%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Information Technology	28.8%
Semiconductors & Semiconductor Equipment	13.2%
Technology Hardware, Storage & Peripherals	6.8%
Electronic Equipment, Instruments & Components	5.0%
IT Services	2.7%
Communications Equipment	1.1%
Financials	21.3%
Consumer Staples	11.0%
Materials	8.1%
Energy	7.0%
Industrials	7.0%
Consumer Discretionary	5.9%
Utilities	2.9%
Health Care	1.8%
Real Estate	1.2%
Communication Services	0.9%
Rights	-%
Short-Term Investment	5.4%
Liabilities in Excess of Other Assets	(1.3%)
100.0%

Amounts listed as “–” are 0% or round to 0%.
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	8.8%
Samsung Electronics Co. Ltd., GDR	3.6%
Samsung Electronics Co. Ltd.	3.2%
HDFC Bank Ltd.	2.5%
Raia Drogasil SA	2.4%
Power Grid Corp. of India Ltd.	2.3%
ICICI Bank Ltd.	2.1%
SBI Life Insurance Co. Ltd.	2.0%
Saudi Arabian Oil Co.	2.0%
TotalEnergies SE	1.9%

Countries
India	21.9%
Taiwan	17.8%
South Korea	12.0%
Brazil	10.9%
Mexico	5.5%
Saudi Arabia	4.3%
Indonesia	3.1%
Netherlands	2.3%
Poland	2.1%
Other, less than 2% each	16.0%
Short-Term Investment	5.4%
Liabilities in Excess of Other Assets	(1.3%)
100.0%

2023 Annual Report	23

Statement of Investments
October 31, 2023 abrdn Emerging Markets ex-China Fund

Shares		Value
COMMON STOCKS—91.3%
AUSTRALIA—1.3%
Materials—1.3%
BHP Group Ltd.	18,549	$ 528,741
AUSTRIA—0.9%
Materials—0.9%
Mondi PLC	22,110	357,007
BRAZIL—9.5%
Consumer Discretionary—1.0%
MercadoLibre, Inc.(a)	340	421,851
Consumer Staples—3.0%
Raia Drogasil SA	196,284	1,004,438
Sendas Distribuidora SA	106,760	231,657
		1,236,095
Energy—2.3%
3R Petroleum Oleo E Gas SA(a)	65,467	421,233
PRIO SA(a)	53,599	507,100
		928,333
Financials—1.2%
B3 SA - Brasil Bolsa Balcao	209,313	460,827
Itausa SA(a)	4,423	7,527
		468,354
Industrials—2.0%
Localiza Rent a Car SA	47,546	479,727
WEG SA	52,569	344,187
		823,914
Total Brazil		3,878,547
CHILE—0.8%
Industrials—0.8%
Sociedad Quimica y Minera de Chile SA, ADR	7,146	345,866
FRANCE—1.9%
Energy—1.9%
TotalEnergies SE	11,771	786,980
INDIA—21.9%
Consumer Discretionary—0.8%
Maruti Suzuki India Ltd.	2,496	311,623
Consumer Staples—3.2%
Hindustan Unilever Ltd.	21,748	649,034
ITC Ltd.	131,601	677,501
		1,326,535
Financials—7.8%
HDFC Bank Ltd.	58,582	1,038,454
ICICI Bank Ltd.	79,362	874,031
Kotak Mahindra Bank Ltd.	22,318	465,642
SBI Life Insurance Co. Ltd.(b)	50,631	832,852
		3,210,979
Health Care—1.1%
Syngene International Ltd.(b)	55,776	455,573
Industrials—1.5%
Larsen & Toubro Ltd.	17,463	613,269
Information Technology—1.5%
Infosys Ltd.	22,386	368,653
Tata Consultancy Services Ltd.	6,296	255,115
		623,768
Shares		Value

Materials—1.9%
Asian Paints Ltd.	7,863	$ 283,547
UltraTech Cement Ltd.	4,822	489,034
		772,581
Real Estate—1.2%
Godrej Properties Ltd.(a)	24,434	487,943
Utilities—2.9%
Power Grid Corp. of India Ltd.	386,270	935,827
ReNew Energy Global PLC, Class A(a)	46,482	251,003
		1,186,830
Total India		8,989,101
INDONESIA—3.1%
Communication Services—0.9%
Telkom Indonesia Persero Tbk PT	1,646,000	360,829
Financials—2.2%
Bank Negara Indonesia Persero Tbk PT	1,225,800	369,930
Bank Rakyat Indonesia Persero Tbk PT	1,754,500	548,604
		918,534
Total Indonesia		1,279,363
ISRAEL—1.2%
Information Technology—1.2%
Nova Ltd.(a)	5,036	478,269
ITALY—1.2%
Consumer Staples—1.2%
Coca-Cola HBC AG	18,440	478,733
KAZAKHSTAN—1.8%
Financials—1.8%
Kaspi.KZ JSC, GDR(b)	8,083	730,703
MEXICO—5.5%
Consumer Staples—1.4%
Fomento Economico Mexicano SAB de CV, ADR	4,976	564,328
Financials—1.6%
Grupo Financiero Banorte SAB de CV, Class O	81,162	657,480
Industrials—0.8%
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	5,453	333,560
Materials—1.7%
Southern Copper Corp.	9,773	692,906
Total Mexico		2,248,274
NETHERLANDS—2.3%
Information Technology—2.3%
ASM International NV	1,024	422,585
ASML Holding NV	857	515,160
		937,745
PERU—0.8%
Financials—0.8%
Credicorp Ltd.	2,781	347,514
PHILIPPINES—0.6%
Financials—0.6%
Bank of the Philippine Islands	128,660	227,887
POLAND—2.1%
Consumer Staples—1.3%
Dino Polska SA(a)(b)	5,587	529,398

See accompanying Notes to Financial Statements.
24	2023 Annual Report

Statement of Investments  (concluded)
October 31, 2023 abrdn Emerging Markets ex-China Fund

Shares		Value
COMMON STOCKS (continued)
POLAND (continued)
Industrials—0.8%
InPost SA(a)	35,537	$ 351,631
Total Poland		881,029
SAUDI ARABIA—4.3%
Energy—2.0%
Saudi Arabian Oil Co.(b)	90,943	807,970
Financials—2.3%
Al Rajhi Bank	31,036	555,562
Saudi Tadawul Group Holding Co.	9,164	406,489
		962,051
Total Saudi Arabia		1,770,021
SOUTH AFRICA—1.5%
Financials—0.8%
Sanlam Ltd.	91,060	319,388
Materials—0.7%
Anglo American Platinum Ltd.	8,792	293,755
Total South Africa		613,143
SOUTH KOREA—8.8%
Financials—0.8%
KB Financial Group, Inc., ADR	8,853	337,830
Health Care—0.7%
Samsung Biologics Co. Ltd.(a)(b)	571	300,179
Industrials—1.1%
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	2,362	158,450
Samsung Engineering Co. Ltd.(a)	17,465	307,814
		466,264
Information Technology—4.6%
Samsung Electronics Co. Ltd., GDR(b)	1,472	1,465,056
Samsung SDI Co. Ltd.	683	216,261
Samsung SDI Co. Ltd., GDR(b)	2,282	179,946
		1,861,263
Materials—1.6%
LG Chem Ltd.	1,940	635,820
Total South Korea		3,601,356
TAIWAN—17.8%
Consumer Discretionary—3.0%
Makalot Industrial Co. Ltd.	40,000	447,698
momo.com, Inc.	15,760	259,826
Poya International Co. Ltd.	33,441	514,070
		1,221,594
Information Technology—14.8%
Accton Technology Corp.	28,000	433,839
Chroma ATE, Inc.	102,000	689,275
Delta Electronics, Inc.	48,000	432,571
Hon Hai Precision Industry Co. Ltd.	175,000	522,325
MediaTek, Inc.	15,000	391,490
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	222,000	3,625,816
		6,095,316
Total Taiwan		7,316,910
Shares		Value

THAILAND—0.8%
Energy—0.8%
PTT Exploration & Production PCL, Foreign Shares	73,100	$ 333,835
TURKEY—0.9%
Consumer Staples—0.9%
Coca-Cola Icecek AS	27,105	352,618
UNITED ARAB EMIRATES—1.1%
Consumer Discretionary—1.1%
Americana Restaurants International PLC	465,200	469,962
UNITED STATES—1.2%
Information Technology—1.2%
Globant SA(a)	2,928	498,609
Total Common Stocks		37,452,213
PREFERRED STOCKS—4.6%
BRAZIL—1.4%
Financials—1.4%
Itausa SA	330,738	566,783
SOUTH KOREA—3.2%
Information Technology—3.2%
Samsung Electronics Co. Ltd.	32,923	1,314,441
Total Preferred Stocks		1,881,224
RIGHTS—0.0%
Localiza Rent a Car SA(a)	348	483
Total Rights		483
SHORT-TERM INVESTMENT—5.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.30%(c)	2,204,243	2,204,243
Total Short-Term Investment		2,204,243
Total Investments (Cost $43,444,849)(d)—101.3%		41,538,163
Liabilities in Excess of Other Assets—(1.3%)		(525,317)
Net Assets—100.0%		$41,012,846

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2023.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
2023 Annual Report	25

abrdn Emerging Markets Fund  (Unaudited)

Market review
Emerging market equities generally rose over the 12 months under review, driven largely by interest-rate expectations and the pace of China’s economic recovery as Beijing rolled back its controversial zero-COVID policy at the end of 2022. Geopolitical risks heightened at the close of the period amid the threat of a wider conflict in the Middle East between Israel and Hamas, and the subsequent ongoing military response.
An aggressive series of interest rate hikes by the U.S. Federal Reserve (Fed) to rein in inflation initially sparked concerns over a potential slowdown in the U.S. economy. However, an exceptionally resilient labor market, together with moderating inflation levels as the year progressed, led to renewed market optimism about a benign soft landing1 in the world’s largest economy and fueled hopes that the Fed could be nearing the end of its monetary2 tightening cycle. Towards the period-end, investor sentiment shifted once again to worries about higher-for-longer U.S. interest rates, which pushed the U.S. dollar higher and dampened the outlook for the emerging market asset class.
Over in China, initial optimism surrounding the country’s reopening from COVID restrictions fizzled as it became apparent that the pace of recovery in domestic consumption would be slower than investors had expected. Authorities stepped in to try and speed up the recovery, with the Beijing government rolling out targeted stimulus measures and the People’s Bank of China drumming up support with interest-rate cuts. China’s 2023 budget deficit was also raised from 3.0% of GDP to about 3.8%—a move that is considered rare and one that the government had resisted even during the COVID crisis. The flurry of policy moves resulted in some signs of recovery emerging towards the end of the period amid signs of stabilization in the economy. The property sector, however, remained fragile but is still well-supported by policymakers.
Against this backdrop, emerging Asia finished ahead of the wider asset class, buoyed by double-digit returns in China. The technology-heavy markets of South Korea and Taiwan also advanced on global artificial intelligence (AI)-related trends. Emerging Europe, the Middle East, and Africa trailed, with Gulf indices falling on volatile oil prices and geopolitical concerns. Latin America was hurt by the underperformance in Brazil.
Fund performance review
The abrdn Emerging Markets Fund (Institutional Class shares, net of fees) returned 7.44% for the 12-month period ended October 31, 2023, versus the 10.80% return of its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net Daily Total Return), during the same period.3
The Fund’s performance rose but underperformed its benchmark during the reporting period. The major drag on relative returns was
China. Our domestic consumption-focused names disappointed due to a slower-than-expected pace of economic recovery in China following the post-COVID reopening. The losses from domestic China were partially offset by our off-benchmark position in Hong Kong, where our holdings posted resilient quarterly earnings.
China Tourism Group Duty Free was weighed down by sluggish holiday duty-free sales in Hainan over the period, while luxury car dealer Zhongsheng Group faced pressure from weak consumer sentiment and lackluster car sales. Condiment maker Foshan Haitian Flavoring & Food and LONGi Green Energy Technology also detracted—we exited both names over the period on waning conviction.
We remain constructive on China as there are signs that growth is stabilizing. We believe the recovery will pick up pace in the coming months and in 2024, as consumers have a better outlook on their income and bonus prospects heading into next year. Broadly, the Fund remains well positioned to take advantage of a gradual recovery in domestic consumption. The portfolio has exposure to both onshore and offshore names that are potential beneficiaries. Policy measures will likely remain accommodative and calibrated toward specific sectors like autos, electronics, household products, and property. We saw this in June as China introduced targeted measures to boost electric-vehicle (EV) and auto sales, which benefited our new position in EV maker Li Auto.
Positive stock selection in Mexico also helped to offset some of the drag on relative performance from our exposure to domestic China. Our holdings in Mexico were underpinned by positive market sentiment, as economic indicators and domestic consumption strength proved encouraging. The country further benefits from nearshoring trends due to a global effort by companies to diversify their supply chains and shift manufacturing production to better manage reliance on China. Conglomerate Fomento Economico Mexicano was the top single-stock contributor over the period. Elsewhere in Latin America, Brazilian e-commerce player MercadoLibre advanced on strong domestic consumption trends and competitive strength.
Also working in the portfolio’s favor was the underweight4 position to the Middle East, where market sentiment was dominated by volatile energy prices and regional geopolitical uncertainties. Towards the period-end, oil prices rose past $90 per barrel. We established a position in Saudi Arabian Oil Group (Aramco) during this period, which contributed to relative returns. Aramco’s high-quality, low-cost oil production assets should help support cash flow over the long-term, in our opinion. Likewise, we introduced and built up our position in French energy name TotalEnergies, which also added value. A significant portion of the company’s assets is in emerging markets. Meanwhile, our new holding in Americana Restaurants International, a
{foots1}
1	A milder economic slowdown compared to a recession.
{foots1}
2	Monetary policy are decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
{foots1}
3	The MSCI Emerging Markets Index is an unmanaged index considered representative of growth stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non‐resident investors.
{foots1}
4	A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
26	2023 Annual Report

abrdn Emerging Markets Fund  (Unaudited)  (continued)

quick-service restaurant operator in the Middle East, contributed to relative gains as the company posted results that beat market estimates.
At the stock level, our exposure to South African mining company Anglo American Platinum detracted amid the decline in prices for the platinum group of metals it produces. South Korea-based LG Chem sold off alongside other domestic EV battery plays due to concerns over slowing demand and global supply risk. In our view, LG Chem remains an attractive EV battery name and the company’s better-than-expected results and a strong order backlog assure us of its positioning. On a positive note, Kazakh financial technology company Kaspi.kz, which we introduced over the year, was additive after reporting better-than-expected results with raised guidance that underscored its competitive advantages.
Meanwhile, our semiconductor holdings in ASM International, ASML Holding and Taiwan Semiconductor Manufacturing Co were lifted by an AI-driven tech rally. The AI supercycle is an exciting theme that requires significant investment in semiconductors and technology hardware to make possible, and it is part of a wider capital expenditure theme that should support emerging markets. Among our technology hardware names, Samsung Electronics recovered with the memory cycle, as we expected. However, our holding is in the preference shares5, which lagged the ordinary shares this year. We own the preference shares as they trade on a cheaper valuation relative to the ordinary shares, while paying a higher dividend yield. We have been actively engaging with Samsung Electronics on governance, stewarding them toward better governance standards, which we believe will benefit the company over the long-term.
Turning to portfolio activity, we also established positions in Chinese financial services company China International Capital Corp and e-commerce platform Meituan, a beneficiary of secular tailwinds driving the growth of online local services. In addition, we bought Taiwan-based networking solutions provider Accton Technology and fabless semiconductor firm MediaTek, alongside the world’s largest shipbuilder Korea Shipbuilding & Offshore Engineering, which we feel is well positioned to gain from positive industry trends. In Indonesia, we sold Bank Central Asia to fund the introduction of state-owned lender Bank Negara Indonesia, which has a highly adept, commercially focused management team.
In Latin America, we initiated specialty chemicals producer Sociedad Quimica y Minera de Chile, a beneficiary of rising EV penetration and energy storage solutions, and Southern Copper, which owns some of the world’s best copper mining assets. We exited Grupo Mexico in favor of Southern Copper as the latter offers more direct copper exposure. In Brazil, we introduced Itausa to gain exposure to lender Itau at an appealing price, and independent oil and gas firm Prio, given its attractive free cash flow generation.
Separately, our holding in Indian housing finance provider HDFC was converted to HDFC Bank shares after the two entities merged.
Against this, we divested positions that were either very small or where our conviction fell. These included Banco Bradesco, Banco Santander Chile, Bank of the Philippine Islands, China Merchants Bank,
and Kasikornbank. We also sold JD.com, PTT Exploration and Production, Rumo, Sungrow Power Supply, Yonyou Network Technology, and Yunnan Energy New Material.
Outlook
The outlook for emerging markets remains encouraging, in our view. With inflation now approaching target in large parts of emerging markets, we believe we are at the beginning of a monetary-easing cycle. Moreover, China is increasingly committed to supporting economic growth, which we feel should help stabilize the property sector and restore confidence.
Overall, our companies are delivering results, which we believe will be rewarded by the market. We expect our more domestic-oriented positions in China, which have been drags on performance during the period, to do better as the economy stabilizes and recovers. The portfolio remains focused on businesses with discernible quality characteristics, including sustainable free cash flow generation and earnings growth, pricing power, and low debt levels.
Portfolio Management:
Global Emerging Markets Equity Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets. To the extent the Fund invests a substantial

{foots1}
5	Shares in a company that have a higher claim on the assets and earnings than common stock. Dividends for preference shares generally must be paid out before those to common shares. Preference shares usually don’t have voting rights.
2023 Annual Report	27

abrdn Emerging Markets Fund  (Unaudited)  (continued)

amount of its assets in China and Hong Kong, the Fund may be subject to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.
Please read the prospectus for more detailed information regarding these and other risks.

28	2023 Annual Report

abrdn Emerging Markets Fund  (Unaudited)

Average Annual Total Return (For the periods ended October 31, 2023)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	7.03%	1.15%	(0.09%)
	w/SC1	0.86%	(0.04%)	(0.67%)
Class C	w/o SC	6.36%	0.62%	(0.65%)
	w/SC2	5.35%	0.62%	(0.65%)
Class R3	w/o SC	6.87%	1.00%	(0.31%)
Institutional Service Class[3]	w/o SC	7.30%	1.50%	0.19%
Institutional Class[3]	w/o SC	7.44%	1.64%	0.35%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	A 5.75% front-end sales charge was deducted.
2	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
3	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of October 31, 2023)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Emerging Markets Fund, Morgan Stanley
Capital International (MSCI) Emerging Markets Index (Net Daily Total Return) and the U.S. Consumer Price Index (CPI) over a 10-year period ended October 31, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 Emerging Markets (EM) countries. With 1,437 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI Emerging Markets Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2023 Annual Report	29

abrdn Emerging Markets Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2023 (Unaudited)

Asset Allocation
Common Stocks	90.6%
Preferred Stocks	8.0%
Short-Term Investment	1.8%
Liabilities in Excess of Other Assets	(0.4%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Information Technology	24.9%
Financials	24.0%
Consumer Discretionary	14.1%
Consumer Staples	8.1%
Communication Services	6.6%
Materials	6.3%
Industrials	4.4%
Energy	4.2%
Health Care	2.9%
Utilities	1.9%
Real Estate	1.2%
Short-Term Investment	1.8%
Liabilities in Excess of Other Assets	(0.4%)
100.0%
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	9.0%
Samsung Electronics Co. Ltd.	6.7%
Tencent Holdings Ltd.	5.7%
Alibaba Group Holding Ltd.	4.7%
HDFC Bank Ltd.	3.8%
SBI Life Insurance Co. Ltd.	2.7%
AIA Group Ltd.	2.5%
TotalEnergies SE	2.2%
Fomento Economico Mexicano SAB de CV, ADR	1.9%
Power Grid Corp. of India Ltd.	1.9%

Countries
China	24.2%
India	16.0%
Taiwan	13.7%
South Korea	9.8%
Brazil	7.1%
Mexico	6.0%
Hong Kong	4.4%
Indonesia	3.4%
France	2.2%
Saudi Arabia	2.2%
Netherlands	2.0%
Other, less than 2% each	7.6%
Short-Term Investment	1.8%
Liabilities in Excess of Other Assets	(0.4%)
100.0%

30	2023 Annual Report

Statement of Investments
October 31, 2023 abrdn Emerging Markets Fund

Shares		Value
COMMON STOCKS—90.6%
AUSTRIA—1.0%
Materials—1.0%
Mondi PLC	1,128,442	$ 18,220,767
BRAZIL—5.8%
Consumer Discretionary—1.2%
MercadoLibre, Inc.(a)	17,953	22,275,005
Consumer Staples—1.7%
Raia Drogasil SA	5,795,383	29,656,544
Energy—1.0%
PRIO SA(a)	1,838,182	17,391,041
Financials—1.3%
B3 SA - Brasil Bolsa Balcao	10,566,584	23,263,566
Itausa SA(a)	162,941	277,291
		23,540,857
Industrials—0.6%
WEG SA	1,614,561	10,571,064
Total Brazil		103,434,511
CHILE—0.5%
Industrials—0.5%
Sociedad Quimica y Minera de Chile SA, ADR	191,207	9,254,419
CHINA—24.2%
Communication Services—5.7%
Tencent Holdings Ltd.	2,728,200	100,967,218
Consumer Discretionary—10.5%
Alibaba Group Holding Ltd.(a)	8,088,300	83,269,638
China Tourism Group Duty Free Corp. Ltd., A Shares (Stock Connect)(b)	676,582	8,750,685
China Tourism Group Duty Free Corp. Ltd., H Shares(c)	992,800	11,211,897
Li Auto, Inc., A Shares(a)(b)	1,096,400	18,544,102
Meituan, Class B(a)(c)	1,871,570	26,529,513
Midea Group Co. Ltd., A Shares (Stock Connect)(b)	4,006,911	28,986,121
Zhongsheng Group Holdings Ltd.	3,761,000	8,685,259
		185,977,215
Consumer Staples—1.9%
Kweichow Moutai Co. Ltd., A Shares (Stock Connect)(b)	145,706	33,556,625
Financials—0.8%
China International Capital Corp. Ltd., H Shares(c)	8,635,600	13,754,403
Health Care—2.9%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(b)	681,697	26,644,027
Wuxi Biologics Cayman, Inc.(a)(c)	4,129,500	25,676,150
		52,320,177
Industrials—1.2%
NARI Technology Co. Ltd., A Shares (Stock Connect)(b)	7,144,779	22,059,673
Real Estate—1.2%
China Resources Land Ltd.	5,600,000	20,961,394
Total China		429,596,705
Shares		Value

FRANCE—2.2%
Energy—2.2%
TotalEnergies SE	587,530	$ 39,280,783
HONG KONG—4.4%
Consumer Staples—0.9%
Budweiser Brewing Co. APAC Ltd.(c)	7,840,200	14,899,095
Financials—3.5%
AIA Group Ltd.	5,172,400	44,916,102
Hong Kong Exchanges & Clearing Ltd.	506,965	17,734,975
		62,651,077
Total Hong Kong		77,550,172
INDIA—16.0%
Consumer Discretionary—1.2%
Maruti Suzuki India Ltd.	177,896	22,210,132
Consumer Staples—1.7%
Hindustan Unilever Ltd.	985,414	29,408,088
Financials—8.3%
HDFC Bank Ltd.	3,751,993	66,509,715
Kotak Mahindra Bank Ltd.	1,524,952	31,816,544
SBI Life Insurance Co. Ltd.(c)	2,948,548	48,502,003
		146,828,262
Information Technology—1.6%
Tata Consultancy Services Ltd.	688,602	27,902,319
Materials—1.3%
UltraTech Cement Ltd.	230,828	23,409,942
Utilities—1.9%
Power Grid Corp. of India Ltd.	13,890,783	33,653,591
Total India		283,412,334
INDONESIA—3.4%
Communication Services—0.9%
Telkom Indonesia Persero Tbk PT	72,244,000	15,837,020
Financials—2.5%
Bank Negara Indonesia Persero Tbk PT	41,383,200	12,488,895
Bank Rakyat Indonesia Persero Tbk PT	100,892,444	31,547,442
		44,036,337
Total Indonesia		59,873,357
KAZAKHSTAN—1.6%
Financials—1.6%
Kaspi.KZ JSC, GDR(c)	316,709	28,630,493
MEXICO—6.0%
Consumer Staples—1.9%
Fomento Economico Mexicano SAB de CV, ADR	304,204	34,499,776
Financials—1.7%
Grupo Financiero Banorte SAB de CV, Class O	3,687,054	29,868,225
Industrials—0.8%
Grupo Aeroportuario del Sureste SAB de CV, B Shares	664,018	14,363,915
Materials—1.6%
Southern Copper Corp.	397,052	28,150,987
Total Mexico		106,882,903

See accompanying Notes to Financial Statements.
2023 Annual Report	31

Statement of Investments  (concluded)
October 31, 2023 abrdn Emerging Markets Fund

Shares		Value
COMMON STOCKS (continued)
NETHERLANDS—2.0%
Information Technology—2.0%
ASM International NV	48,484	$ 20,008,381
ASML Holding NV	25,602	15,389,886
		35,398,267
PERU—0.6%
Financials—0.6%
Credicorp Ltd.	88,980	11,118,941
RUSSIA—0.0%
Energy—0.0%
LUKOIL PJSC, ADR(a)(d)(e)	986,507	–
Novatek PJSC(d)(e)	3,278,243	–
		–
Financials—0.0%
Sberbank of Russia PJSC(d)(e)	6,211,074	–
Total Russia		–
SAUDI ARABIA—2.2%
Energy—1.0%
Saudi Arabian Oil Co.(c)	1,984,695	17,632,731
Financials—1.2%
Al Rajhi Bank	1,202,431	21,524,194
Total Saudi Arabia		39,156,925
SOUTH AFRICA—1.8%
Financials—1.2%
Sanlam Ltd.	5,947,665	20,861,106
Materials—0.6%
Anglo American Platinum Ltd.	356,550	11,912,899
Total South Africa		32,774,005
SOUTH KOREA—3.1%
Industrials—1.3%
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	109,475	7,343,915
Samsung Engineering Co. Ltd.(a)	894,707	15,768,876
		23,112,791
Materials—1.8%
LG Chem Ltd.	95,487	31,295,109
Total South Korea		54,407,900
TAIWAN—13.7%
Information Technology—13.7%
Accton Technology Corp.	1,405,000	21,769,434
Delta Electronics, Inc.	2,326,000	20,961,647
Hon Hai Precision Industry Co. Ltd.	5,773,000	17,230,752
MediaTek, Inc.	921,000	24,037,503
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	9,794,017	159,960,841
		243,960,177
UNITED ARAB EMIRATES—1.2%
Consumer Discretionary—1.2%
Americana Restaurants International PLC	20,976,684	21,191,394
Shares		Value

UNITED STATES—0.9%
Information Technology—0.9%
Globant SA(a)	95,634	$ 16,285,514
Total Common Stocks		1,610,429,567
PREFERRED STOCKS—8.0%
BRAZIL—1.3%
Financials—1.3%
Itausa SA	13,637,624	23,370,669
SOUTH KOREA—6.7%
Information Technology—6.7%
Samsung Electronics Co. Ltd.	2,962,869	118,291,678
Total Preferred Stocks		141,662,347
SHORT-TERM INVESTMENT—1.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.30%(f)	32,087,375	32,087,375
Total Short-Term Investment		32,087,375
Total Investments (Cost $1,933,482,803)(g)—100.4%		1,784,179,289
Liabilities in Excess of Other Assets—(0.4%)		(7,418,440)
Net Assets—100.0%		$1,776,760,849
Amounts listed as “–” are $0 or round to $0.
(a)	Non-income producing security.
(b)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(e)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.00% of net assets as of October 31, 2023.
(f)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2023.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
32	2023 Annual Report

abrdn Emerging Markets Sustainable Leaders Fund  (Unaudited)

Market review
Emerging market equities generally rose over the 12 months under review, driven largely by interest-rate expectations and the pace of China’s economic recovery as Beijing rolled back its controversial zero-COVID-19 policy at the end of 2022. Geopolitical risks heightened at the close of the period amid the threat of a wider conflict in the Middle East following Hamas’ attack on Israel, and the subsequent ongoing military response.
An aggressive series of interest rate hikes by the U.S. Federal Reserve (Fed) to rein in inflation initially sparked concerns over a potential slowdown in the U.S. economy. However, an exceptionally resilient labor market, together with moderating inflation levels as the year progressed, led to renewed market optimism about a benign soft landing1 in the world’s largest economy and fueled hopes that the Fed could be nearing the end of its monetary2 tightening cycle. Towards the period-end, investor sentiment shifted once again to worries about ‘higher-for-longer’ U.S. interest rates, which pushed the U.S. dollar higher and dampened the outlook for the emerging market asset class.
Over in China, initial optimism surrounding the country’s reopening from COVID-19 restrictions fizzled as it became apparent that the pace of recovery in domestic consumption would be slower than investors had expected. Authorities stepped in to try and speed up the recovery, with the Beijing government rolling out targeted stimulus measures and the People’s Bank of China drumming up support with interest-rate cuts. China’s 2023 budget deficit was also raised from 3% of GDP to about 3.8%—a move that is considered rare and one that the government had resisted even during the COVID-19 crisis. The flurry of policy moves resulted in some signs of recovery emerging towards the end of the period amid signs of stabilization in the economy. The property sector, however, remained fragile but is still well-supported by policymakers.
Against this backdrop, emerging Asia finished ahead of the wider asset class, buoyed by double-digit returns in China. The technology-heavy markets of South Korea and Taiwan also advanced on global artificial intelligence (AI)-related trends. Emerging Europe, the Middle East and Africa trailed, with Gulf indices falling on volatile oil prices and geopolitical concerns. Latin America was hurt by the underperformance in Brazil.
Fund performance review
The abrdn Emerging Markets Sustainable Leaders Fund (Institutional Class shares, net of fees) returned 6.97% for the 12-month period ended October 31, 2023, versus the 10.80% return of its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net Daily Total Returns)3, during the same period.
The Fund’s performance rose but underperformed its benchmark during the reporting period. The major drag on relative returns was China, including the off-benchmark position in Hong Kong. Our domestic consumption-focused names disappointed due to a slower-than-expected pace of economic recovery in China following the post-COVID reopening.
China Tourism Group Duty Free was weighed down by sluggish holiday duty-free sales in Hainan over the period, while luxury car dealer Zhongsheng Group faced pressure from weak consumer sentiment and lackluster car sales. Our holdings in digital platform provider Glodon and financial software company Hundsun Technologies also detracted, alongside the exposure to LONGi Green Energy Technology, which we divested over the period on waning conviction.
We remain constructive on China as there are signs that growth is stabilizing. We believe the recovery will pick up pace in the coming months and in 2024, as consumers have a better outlook on their income and bonus prospects heading into next year. Broadly, the Fund remains well positioned to take advantage of a gradual recovery in domestic consumption. The portfolio has exposure to both onshore and offshore names that are potential beneficiaries. Policy measures will likely remain accommodative and calibrated towards specific sectors like autos, electronics, household products, and property.
Positive stock selection in Mexico helped to offset some of the drag on relative performance from our exposure to China. Our holdings in Mexico were underpinned by positive market sentiment, as economic indicators and domestic consumption strength proved encouraging. The country further benefits from nearshoring trends due to a global effort by companies to diversify their supply chains and shift manufacturing production to better manage reliance on China. The new position in soft drink bottler and convenience store operator Fomento Economico Mexicano, which also operates as the world’s largest Coca-Cola bottler through its subsidiary, proved favorable. Elsewhere in Latin America, Brazilian e-commerce player MercadoLibre advanced on strong domestic consumption trends and competitive strength.
Also working in the portfolio’s favor was the underweight4 to the Middle East, where market sentiment was dominated by volatile energy prices and regional geopolitical uncertainties.
At the stock level, South Korea-based LG Chem was the top single-stock detractor as the company sold off alongside other domestic electric vehicle (EV) battery plays due to concerns over slowing demand and global supply risk. In our view, LG Chem remains an attractive EV battery name and the company’s better-than-expected results and a strong order backlog assure us of its positioning. Another notable laggard was India’s Crompton Greaves Consumer Electricals, which we exited over the period. On the flip side, the position in Power Grid Corp of India, which has been successfully winning new transmission projects under competitive bidding, added value. Kazakh financial technology company Kaspi.kz also contributed positively after reporting better-than-expected
{foots1}
1	A milder economic slowdown compared to a recession.
{foots1}
2	Monetary policy refers to decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
{foots1}
3	The MSCI Emerging Markets Index is an unmanaged index considered representative of growth stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non‐resident investors.
{foots1}
4	A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
2023 Annual Report	33

abrdn Emerging Markets Sustainable Leaders Fund  (Unaudited)  (continued)

results with raised guidance that underscored its competitive advantages.
Meanwhile, our semiconductor holdings in ASM International, ASML Holding and Taiwan Semiconductor Manufacturing Co were lifted by an AI-driven tech rally. The AI supercycle is an exciting theme that requires significant investment in semiconductors and technology hardware to make possible, and it is part of a wider capital expenditure theme that we believe should support emerging markets. Among our technology hardware names, Samsung Electronics recovered with the memory cycle, as we expected. However, our holding is in the preference shares5, which lagged the ordinary shares this year. We own the preference shares as they trade on a cheaper valuation relative to the ordinary shares, while paying a higher dividend yield. We have been actively engaging with Samsung Electronics on governance, stewarding them toward better governance standards, which we believe will benefit the company over the long-term.
Turning to portfolio activity, we also established positions in Chinese financial services company China International Capital Corp, alongside Li Auto, a preferred play on the development of a leading Chinese electric and smart car brand, and online travel agency Tongcheng Travel, which has a lower-tier, short haul focus. In addition, we bought Hong Kong-listed KE Holdings, a dominant integrated online and offline platform for housing transactions and services in China as well as Taiwan-based networking solutions provider Accton Technology and fabless semiconductor firm MediaTek. In Indonesia, we sold Bank Central Asia to fund the introduction of state-owned lender Bank Negara Indonesia, which has a highly adept, commercially focused management team. We also bought Bank Rakyat, which we believe is set to gain from continued digitalization efforts.
In Latin America, we initiated holdings in specialty chemicals producer Sociedad Quimica y Minera de Chile, a beneficiary of rising EV penetration and energy storage solutions, and Globant, a leader in digital solutions for corporates. We added three new holdings in Brazil. B3 is the country’s sole vertically integrated and diversified exchange, while Itausa offers exposure to lender Itau at an appealing price. Our holding in wholesale company Sendas Distribuidora has positive earnings momentum and strong corporate governance, in our opinion.
Finally, we bought Dino Polska, an attractively valued best-in-class Polish supermarket operator. Separately, our holding in Indian housing finance provider HDFC was converted to HDFC Bank shares after the two entities merged.
Against this, we divested several holdings to fund better opportunities elsewhere. These included Arca Continental, Asian Paints, Banco Bradesco, China Conch Venture, China Merchants Bank, China Vanke, CTP, Estun Automation, GDS Holdings, JD.com, Sungrow Power Supply, Vitasoy, and Xinjiang Goldwind Science & Technology.
Outlook
The outlook for emerging markets remains encouraging, in our view. With inflation now approaching target in large parts of emerging markets, we believe we are at the beginning of a monetary-easing cycle. Moreover, China is increasingly committed to supporting economic growth, which we feel should help stabilize the property sector and restore confidence.
Overall, our companies are delivering results, which we believe will be rewarded by the market. We expect our more domestic-oriented positions in China, which have been drags on performance during the period, to do better as the economy stabilizes and recovers. The portfolio remains focused on businesses with discernible quality characteristics, including sustainable free cash flow generation and earnings growth, pricing power, and low debt levels.
Portfolio Management:
Global Emerging Markets Equity Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
The Fund’s “Sustainable Leaders” strategy could cause it to perform differently compared to funds that do not have such strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to the Fund’s Sustainable Leaders strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.
The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may

{foots1}
5	Shares in a company that have a higher claim on the assets and earnings than common stock. Dividends for preference shares generally must be paid out before those to common shares. Preference shares usually don’t have voting rights.
34	2023 Annual Report

abrdn Emerging Markets Sustainable Leaders Fund  (Unaudited)  (continued)

have less stable governments, more volatile currencies and less established markets. To the extent the Fund invests a substantial amount of its assets in China and Hong Kong, the Fund may be subject to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.
Please read the prospectus for more detailed information regarding these and other risks.

2023 Annual Report	35

abrdn Emerging Markets Sustainable Leaders Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2023)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	6.44%	(0.36%)	(0.79%)
	w/SC2	0.35%	(1.53%)	(1.38%)
Class C	w/o SC	5.86%	(0.97%)	(1.45%)
	w/SC3	4.86%	(0.97%)	(1.45%)
Class R4	w/o SC	6.22%	(0.61%)	(1.06%)
Institutional Service Class[4]	w/o SC	6.85%	(0.03%)	(0.50%)
Institutional Class[4]	w/o SC	6.97%	0.03%	(0.43%)
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategies effective December 1, 2020. Performance information for periods prior to December 1, 2020 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen International Equity Fund to Aberdeen Emerging Markets Sustainable Leaders Fund. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of October 31, 2023)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn Emerging Markets Sustainable Leaders Fund, the Morgan
Stanley Capital International (MSCI) Emerging Markets Index (Net Daily Total Return) and the U.S. Consumer Price Index (CPI) over a 10-year period ended October 31, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 Emerging Markets (EM) countries. With 1,437 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI Emerging Markets Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
36	2023 Annual Report

abrdn Emerging Markets Sustainable Leaders Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2023 (Unaudited)

Asset Allocation
Common Stocks	91.0%
Preferred Stocks	7.9%
Short-Term Investment	0.8%
Other Assets in Excess of Liabilities	0.3%
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Information Technology	28.7%
Semiconductors & Semiconductor Equipment	13.8%
Technology Hardware, Storage & Peripherals	6.9%
IT Services	2.6%
Electronic Equipment, Instruments & Components	2.5%
Software	1.7%
Communications Equipment	1.2%
Financials	25.1%
Banks	14.4%
Insurance	6.3%
Capital Markets	2.6%
Consumer Finance	1.8%
Consumer Discretionary	11.1%
Consumer Staples	8.0%
Communication Services	6.5%
Industrials	5.4%
Health Care	4.4%
Utilities	3.9%
Real Estate	3.0%
Materials	2.8%
Short-Term Investment	0.8%
Assets in Excess of Other Liabilities	0.3%
100.0%
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	9.5%
Samsung Electronics Co. Ltd.	6.9%
Tencent Holdings Ltd.	5.4%
Alibaba Group Holding Ltd.	4.6%
HDFC Bank Ltd.	3.6%
Power Grid Corp. of India Ltd.	3.2%
SBI Life Insurance Co. Ltd.	2.7%
AIA Group Ltd.	2.4%
Al Rajhi Bank	2.4%
Grupo Financiero Banorte SAB de CV	2.3%

Countries
China	24.3%
India	16.8%
Taiwan	14.8%
Brazil	8.8%
South Korea	8.7%
Mexico	4.3%
Indonesia	3.5%
Hong Kong	3.5%
Netherlands	2.7%
Saudi Arabia	2.4%
Other, less than 2% each	9.1%
Short-Term Investment	0.8%
Assets in Excess of Other Liabilities	0.3%
100.0%

2023 Annual Report	37

Statement of Investments
October 31, 2023 abrdn Emerging Markets Sustainable Leaders Fund

Shares		Value
COMMON STOCKS—91.0%
AUSTRIA—1.0%
Materials—1.0%
Mondi PLC	43,548	$ 703,162
BRAZIL—7.8%
Consumer Discretionary—1.5%
MercadoLibre, Inc.(a)	837	1,038,499
Consumer Staples—3.7%
Adecoagro SA	87,191	919,865
Raia Drogasil SA	235,999	1,207,671
Sendas Distribuidora SA	220,690	478,871
		2,606,407
Financials—0.7%
B3 SA - Brasil Bolsa Balcao	212,439	467,709
Itausa SA(a)	6,211	10,570
		478,279
Industrials—0.9%
WEG SA	94,185	616,660
Real Estate—1.0%
Multiplan Empreendimentos Imobiliarios SA	149,390	733,061
Total Brazil		5,472,906
CHILE—1.6%
Financials—1.0%
Banco Santander Chile, ADR	39,838	693,181
Industrials—0.6%
Sociedad Quimica y Minera de Chile SA, ADR	9,381	454,041
Total Chile		1,147,222
CHINA—24.3%
Communication Services—5.4%
Tencent Holdings Ltd.	102,100	3,778,591
Consumer Discretionary—9.6%
Alibaba Group Holding Ltd.(a)	316,900	3,262,508
China Tourism Group Duty Free Corp. Ltd., H Shares(b)	37,700	425,754
Li Auto, Inc., A Shares(a)(c)	44,300	749,274
Midea Group Co. Ltd., A Shares (Stock Connect)(c)	143,629	1,039,017
Tongcheng Travel Holdings Ltd.(a)(b)	480,400	917,780
Zhongsheng Group Holdings Ltd.	156,500	361,405
		6,755,738
Financials—0.8%
China International Capital Corp. Ltd., H Shares(b)	364,000	579,763
Health Care—3.0%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(c)	26,231	1,025,235
Wuxi Biologics Cayman, Inc.(a)(b)	174,500	1,084,995
		2,110,230
Industrials—2.8%
Centre Testing International Group Co. Ltd., A Shares (Stock Connect)(c)	253,180	523,841
Contemporary Amperex Technology Co. Ltd., A Shares (Stock Connect)(c)	31,960	811,522
NARI Technology Co. Ltd., A Shares (Stock Connect)(c)	206,819	638,559
		1,973,922
Shares		Value

Information Technology—1.7%
Glodon Co. Ltd., A Shares (Stock Connect)(c)	159,656	$ 402,336
Hundsun Technologies, Inc., A Shares (Stock Connect)(c)	186,926	795,981
		1,198,317
Real Estate—1.0%
KE Holdings, Inc., A Shares(c)	133,700	658,723
Total China		17,055,284
HONG KONG—3.5%
Financials—3.5%
AIA Group Ltd.	193,500	1,680,316
Hong Kong Exchanges & Clearing Ltd.	21,500	752,127
		2,432,443
INDIA—16.8%
Consumer Staples—1.8%
Hindustan Unilever Ltd.	43,284	1,291,741
Financials—8.0%
HDFC Bank Ltd.	143,111	2,536,857
Kotak Mahindra Bank Ltd.	56,817	1,185,428
SBI Life Insurance Co. Ltd.(b)	113,290	1,863,559
		5,585,844
Health Care—1.4%
Syngene International Ltd.(b)	123,780	1,011,023
Information Technology—1.7%
Tata Consultancy Services Ltd.	29,203	1,183,313
Utilities—3.9%
Power Grid Corp. of India Ltd.	924,000	2,238,601
ReNew Energy Global PLC, Class A(a)	88,889	480,000
		2,718,601
Total India		11,790,522
INDONESIA—3.5%
Communication Services—1.1%
Telkom Indonesia Persero Tbk PT	3,610,000	791,369
Financials—2.4%
Bank Negara Indonesia Persero Tbk PT	1,556,800	469,821
Bank Rakyat Indonesia Persero Tbk PT	3,878,500	1,212,745
		1,682,566
Total Indonesia		2,473,935
KAZAKHSTAN—1.8%
Financials—1.8%
Kaspi.KZ JSC, GDR(b)	13,794	1,246,978
MEXICO—4.3%
Consumer Staples—2.0%
Fomento Economico Mexicano SAB de CV, ADR	12,560	1,424,430
Financials—2.3%
Grupo Financiero Banorte SAB de CV, Class O	194,387	1,574,697
Total Mexico		2,999,127
NETHERLANDS—2.7%
Information Technology—2.7%
ASM International NV	2,453	1,012,304
ASML Holding NV	1,414	849,985
		1,862,289

See accompanying Notes to Financial Statements.
38	2023 Annual Report

Statement of Investments  (concluded)
October 31, 2023 abrdn Emerging Markets Sustainable Leaders Fund

Shares		Value
COMMON STOCKS (continued)
PHILIPPINES—1.0%
Real Estate—1.0%
Ayala Land, Inc.	1,491,400	$ 733,845
POLAND—1.6%
Consumer Staples—0.5%
Dino Polska SA(a)(b)	3,675	348,226
Industrials—1.1%
InPost SA(a)	81,716	808,563
Total Poland		1,156,789
SAUDI ARABIA—2.4%
Financials—2.4%
Al Rajhi Bank	93,639	1,676,191
SOUTH AFRICA—1.2%
Financials—1.2%
Sanlam Ltd.	246,052	863,014
SOUTH KOREA—1.8%
Materials—1.8%
LG Chem Ltd.	3,901	1,278,522
TAIWAN—14.8%
Information Technology—14.8%
Accton Technology Corp.	54,000	836,690
Chroma ATE, Inc.	155,000	1,047,428
Hon Hai Precision Industry Co. Ltd.	227,000	677,530
MediaTek, Inc.	43,000	1,122,272
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	409,000	6,679,995
		10,363,915
UNITED STATES—0.9%
Information Technology—0.9%
Globant SA(a)	3,536	602,145
Total Common Stocks		63,858,289
PREFERRED STOCKS—7.9%
BRAZIL—1.0%
Financials—1.0%
Itausa SA	408,339	699,767
SOUTH KOREA—6.9%
Information Technology—6.9%
Samsung Electronics Co. Ltd.	120,455	4,809,130
Total Preferred Stocks		5,508,897
SHORT-TERM INVESTMENT—0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.30%(d)	608,660	608,660
Total Short-Term Investment		608,660
Total Investments (Cost $87,606,925)(e)—99.7%		69,975,846
Other Assets in Excess of Liabilities—0.3%		185,295
Net Assets—100.0%		$70,161,141

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2023.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
2023 Annual Report	39

abrdn Global Equity Impact Fund  (Unaudited)

Market review
Global stock markets generally rose over the 12 months under review. Inflation dominated the economic environment. Central banks in Western economies raised interest rates faster and much further than previously anticipated to counter multi-decade-high inflation. Despite these aggressive central bank actions, core inflation—which strips out volatile items such as energy and food—stayed at elevated levels in many countries. Nevertheless, global economic growth held up better than many investors expected, defying fears of a recession triggered by higher rates.
As U.S. and Eurozone inflation trended down towards the end of 2022, investors’ hopes rose that an end to interest-rate rises could be in sight. Therefore, 2023 started with strong stock market gains. However, the collapse of two regional U.S. banks and the forced sale of Credit Suisse to rival UBS in March then evoked fears of a banking crisis. Despite an initial sell-off, stock markets recovered, helped by expectations of lower peak interest rates. After more market volatility1 in April and May, equities performed strongly over June and July due to news of a compromise agreement on the U.S. debt ceiling2 and further encouraging inflation data. This was despite still-hawkish rhetoric from central banks. Equities then generated negative returns in August, September, and October given concerns that interest rates would stay higher for longer, with the outbreak of war between Israel and Hamas adding to existing inflationary worries.
Fund performance review
The abrdn Global Equity Impact Fund (Institutional Class shares, net of fees) returned 1.39% for the 12-month period ended October 31, 2023, versus the 10.50% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (Net Daily Total Return), during the same period.
The Fund underperformed its benchmark due to sector allocation and, to a lesser extent, stock selection. The main detractors from the Fund’s performance were information technology and communication services due to stock selection and underweight3 positions in both sectors. The Fund invests in companies that have products and services that we believe align with the United Nations’ Sustainable Development Goals (SDGs). None of the large technology companies pass our assessment process and this underweight was a major drag in the period. In contrast, stock selection in the healthcare sector added value but was partially offset by having an overweight4 exposure. Not having any holdings in the energy sector was also beneficial.
In terms of individual stock detractors, Samsung SDI, the South Korean electric-vehicle battery manufacturer, sits within our ‘Sustainable Energy’ pillar and had been a strong performer on the back of consistent delivery. However, negative sentiment towards China, along with uncertainty about the wider economic backdrop and automotive demand, weighed on the shares during the period.
Insulet shares underperformed after Novo Nordisk’s SELECT trial results showed that Wegovy, the GLP-1 drug, led to weight loss among obese patients. Medical device manufacturers, particularly in the diabetes area, sold off heavily as investors feared weight-loss drugs would reduce the amount of insulin required and may stop some patients developing Type 2 diabetes. Otherwise, two of the largest detractors were NVIDIA and Microsoft, which are both companies that do not fit within our ‘Impact Framework’.5
On the positive side, Novo Nordisk, the Denmark-based pharmaceutical company, released strong results as part of its SELECT trial for its drug Wegovy. The trial showed a 20% reduction in cardiovascular risk for obese patients. Novo Nordisk’s innovation around preventing and reducing the severity of cardiovascular issues reinforces our view of the positive impact that the company has within global healthcare and social care. Coursera, the education platform, delivered strong second-quarter results, beating expectations and raising guidance for the full year. Longer term, the platform reiterated its position within workforce retraining and its positive exposure to the disruption of artificial intelligence and reskilling requirements. This reinforces our view on Coursera’s positive impact on global education and employment needs. Schneider Electric’s full-year results exceeded expectations. The board also decided to split the office of chairman from that of chief executive officer. Guidance for 2023 also remains encouraging, given the secular trends of electrification, digitalization, and sustainability. This position continues to align with our focus in the ‘Sustainable Energy’ pillar.
In activity, we initiated a position in Wabtec, a U.S.-based business that sells equipment into the rail industry. Its components enhance efficiencies and drive down emissions. Wabtec is supporting the intermodal transport switch from trucks to trains. We believe we are at the starting point of market-share gains given that the industry has been underinvesting. We also purchased Litalico, a Japanese education business. As a provider of support and training services to people with disabilities in Japan, Litalico sits within our ‘Education and Employment’ pillar, where the twin focuses are on quality, affordable education and employment opportunities. In addition, we initiated a position in Medikaloka Hermina, which is one of the largest private hospital providers in Indonesia. It plays a key role in the Indonesian government's push to increase universal health coverage among Indonesians and to improve the quality of service. We had a positive meeting, covering some of the fundamentals concerning the company’s mix of patients, its aspirations for growth through managing more intensive cases, and the anticipated inflection point for information technology costs.
We sold our holding in Goodman Group. The Australian real estate business delivered good growth, but macroeconomic fears about the valuation of its assets continued to pressure the share price. Our large
{foots1}
1	If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable, it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
2	The maximum amount of money that the U.S. government is allowed to borrow to meet its obligations.
{foots1}
3	A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
{foots1}
4	A portfolio holding an excess amount of a particular security (or sector or region) compared to the security’s weight in the benchmark portfolio.
{foots1}
5	The abrdn Impact Framework is a strategy for measuring and managing investments' impact, specifically aligning with the United Nations Sustainable Development Goals for sustainable and responsible investing.
40	2023 Annual Report

abrdn Global Equity Impact Fund  (Unaudited)  (continued)

overweight to real estate has been a negative, so we sold our position in Goodman, preferring to hold U.S. peer Prologis instead. In addition, we sold our position in Kenyan telecommunications operator Safaricom. Driven by the success of the company’s mobile wallet, ‘M-PESA’, 80% of the population in Kenya now has access to formal financial services. Therefore, Kenya now no longer meets our definition of underserved financial service needs. We also sold our position in Live Oak Bancshares. While the company’s small business loans are backed by the federal government, the volatility in the U.S. banking sector after Silicon Valley Bank’s collapse brought much uncertainty.
Outlook
Over the last year, inflation dominated markets, which we believe affects the pace at which central banks are looking to increase interest rates. While investors continue to look for indicators suggesting we are closer to the end of the cycle than the beginning, recent hawkish central bank statements say otherwise, in our view. We remain cautious about downside risk and increased volatility. However, we remain unwavering in our conviction that impact is a source of alpha6 and are focused on businesses that are developing products and services to solve the world’s biggest problems.
Portfolio Management:
Developed Markets Sustainable & Thematic Equity Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.
In implementing the Fund’s impact investment strategy, the Adviser may select or exclude securities of issuers in certain industries, sectors, regions or countries for reasons other than the issuer’s investment performance. For this reason, the Fund’s impact strategy could cause it to perform differently compared to funds that do not have such strategy. The Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so. The definition of “impact investing” will vary according to an investor’s beliefs and values. There is no guarantee that the Adviser’s definition of impact investing, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor.
Please read the prospectus for more detailed information regarding these and other risks.

{foots1}
6	Alpha is a measure of performance, on a risk-adjusted basis, calculated by a comparison of the volatility of the portfolio vs its benchmark, on a risk-adjusted basis. A positive alpha of 1.0 means the fund outperformed its benchmark index by 1%, while a negative alpha indicates underperformance.
2023 Annual Report	41

abrdn Global Equity Impact Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2023)[2]		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	1.13%	6.09%	2.53%
	w/SC3	(4.70%)	4.83%	1.92%
Institutional Class[4]	w/o SC	1.39%	6.34%	2.78%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to December 3, 2021 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Performance shown for periods after February 1, 2017 reflect the Fund’s receipt of payment from some European jurisdictions related to prior years in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”). The receipt of these extraordinary payments and accrual of anticipated payments increased the Fund’s performance for all periods that include February 2017, October 2017, August 2018, February 2019, September 2019, June 2022, and October 2022 in a manner that may not recur in the future, and the Fund’s performance was significantly higher than it would have been absent receipt of the Article 63 EU Tax Reclaims. At the time of receipt or accrual of the income and related taxes, including any adjustment in taxes previously estimated for similar payments, those payments and accruals resulted in an increase in net assets of approximately 3.1%, 0.3%, 0.9% and 2.1%, in 2017, 2018, 2019 and 2022, respectively. Past returns would have been higher had the Fund not originally paid the withholding taxes that relate to the EU reclaims that are now being returned. There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future.
3	A 5.75% front-end sales charge was deducted.
4	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of October 31, 2023)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn Global Equity Impact Fund, Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net Daily Total Return) and the U.S. Consumer Price Index (CPI) over a 10-year period ended October 31, 2023. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses Investors cannot invest directly in market indexes.
The MSCI ACWI Index, MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 Developed Markets ("DM") countries and 24 Emerging Markets ("EM") countries. As of October 2023, it covers more than 2,948 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI ACWI Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
42	2023 Annual Report

abrdn Global Equity Impact Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2023 (Unaudited)

Asset Allocation
Common Stocks	99.7%
Short-Term Investment	1.8%
Liabilities in Excess of Other Assets	(1.5%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Industrials	22.8%
Health Care	21.9%
Financials	19.2%
Information Technology	9.9%
Utilities	8.7%
Real Estate	6.1%
Materials	4.4%
Consumer Discretionary	4.4%
Consumer Staples	2.3%
Short-Term Investment	1.8%
Liabilities in Excess of Other Assets	(1.5%)
100.0%
Top Ten Holdings
UnitedHealth Group, Inc.	5.2%
Novo Nordisk AS	5.0%
Tetra Tech, Inc.	4.8%
HDFC Bank Ltd.	4.8%
RELX PLC	4.0%
AXA SA	3.8%
Merck & Co., Inc.	3.7%
NextEra Energy, Inc.	3.6%
Schneider Electric SE	3.5%
Equinix, Inc., REIT	3.2%

Countries
United States	50.1%
United Kingdom	7.8%
Denmark	7.1%
India	5.9%
France	3.8%
Indonesia	3.2%
Netherlands	3.1%
Taiwan	2.7%
South Korea	2.1%
Brazil	2.1%
Hong Kong	2.1%
Mexico	2.1%
Other, less than 2% each	7.6%
Short-Term Investment	1.8%
Liabilities in Excess of Other Assets	(1.5%)
100.0%

2023 Annual Report	43

Statement of Investments
October 31, 2023 abrdn Global Equity Impact Fund

Shares		Value
COMMON STOCKS—99.7%
BRAZIL—2.1%
Consumer Discretionary—1.2%
MercadoLibre, Inc.(a)	407	$ 504,981
Financials—0.9%
Banco Bradesco SA	167,359	407,962
Total Brazil		912,943
CHINA—1.4%
Financials—1.4%
Ping An Insurance Group Co. of China Ltd., H Shares	118,000	598,552
DENMARK—7.1%
Health Care—5.0%
Novo Nordisk AS, Class B	22,103	2,132,414
Industrials—1.1%
Vestas Wind Systems AS(a)	21,826	473,073
Utilities—1.0%
Orsted AS(b)	9,309	449,803
Total Denmark		3,055,290
FRANCE—3.8%
Financials—3.8%
AXA SA	54,751	1,622,295
HONG KONG—2.1%
Financials—2.1%
AIA Group Ltd.	103,500	898,774
INDIA—5.9%
Financials—4.8%
HDFC Bank Ltd.	114,818	2,035,322
Utilities—1.1%
ReNew Energy Global PLC, Class A(a)	88,085	475,659
Total India		2,510,981
INDONESIA—3.2%
Financials—2.0%
Bank Rakyat Indonesia Persero Tbk PT	2,743,795	857,941
Health Care—1.2%
Medikaloka Hermina Tbk PT	5,132,200	492,704
Total Indonesia		1,350,645
ISRAEL—0.7%
Industrials—0.7%
Kornit Digital Ltd.(a)	20,309	280,264
JAPAN—1.0%
Consumer Discretionary—1.0%
LITALICO, Inc.	32,000	429,959
MEXICO—2.1%
Financials—2.1%
Gentera SAB de CV	841,712	891,713
NETHERLANDS—3.1%
Information Technology—3.1%
ASML Holding NV	2,213	1,330,280
REPUBLIC OF IRELAND—1.9%
Industrials—1.9%
Kingspan Group PLC	12,305	828,112
Shares		Value

SOUTH AFRICA—1.2%
Consumer Staples—1.2%
Clicks Group Ltd.	35,686	$ 525,865
SOUTH KOREA—2.1%
Information Technology—2.1%
Samsung SDI Co. Ltd.	2,889	914,757
SWITZERLAND—1.4%
Materials—1.4%
DSM-Firmenich AG	6,491	588,447
TAIWAN—2.7%
Industrials—1.0%
Voltronic Power Technology Corp.	10,610	425,503
Information Technology—1.7%
Sinbon Electronics Co. Ltd.	84,000	719,314
Total Taiwan		1,144,817
UNITED KINGDOM—7.8%
Health Care—2.6%
AstraZeneca PLC	8,880	1,111,808
Industrials—4.0%
RELX PLC	49,075	1,714,076
Utilities—1.2%
SSE PLC	26,548	527,603
Total United Kingdom		3,353,487
UNITED STATES—50.1%
Consumer Discretionary—2.2%
Coursera, Inc.(a)	53,954	935,562
Consumer Staples—1.1%
Darling Ingredients, Inc.(a)	10,370	459,287
Financials—2.1%
Remitly Global, Inc.(a)	33,426	900,162
Health Care—13.1%
GSK PLC	54,618	973,662
Insulet Corp.(a)	6,120	811,328
Merck & Co., Inc.	15,394	1,580,964
UnitedHealth Group, Inc.	4,158	2,226,859
		5,592,813
Industrials—14.1%
Johnson Controls International PLC	19,588	960,204
MSA Safety, Inc.	2,627	414,751
Schneider Electric SE	9,758	1,501,339
Tetra Tech, Inc.	13,607	2,053,432
Westinghouse Air Brake Technologies Corp.	10,478	1,110,878
		6,040,604
Information Technology—3.0%
Analog Devices, Inc.	8,262	1,299,860
Materials—3.0%
Crown Holdings, Inc.	15,925	1,283,555
Real Estate—6.1%
Equinix, Inc., REIT	1,846	1,346,916
Prologis, Inc., REIT	12,475	1,256,856
		2,603,772

See accompanying Notes to Financial Statements.
44	2023 Annual Report

Statement of Investments  (concluded)
October 31, 2023 abrdn Global Equity Impact Fund

Shares		Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Utilities—5.4%
American Water Works Co., Inc.	6,560	$ 771,784
NextEra Energy, Inc.	26,586	1,549,964
		2,321,748
Total United States		21,437,363
Total Common Stocks		42,674,544
SHORT-TERM INVESTMENT—1.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.30%(c)	753,644	753,644
Total Short-Term Investment		753,644
Total Investments (Cost $44,537,146)(d)—101.5%		43,428,188
Liabilities in Excess of Other Assets—(1.5%)		(649,297)
Net Assets—100.0%		$42,778,891

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2023.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
2023 Annual Report	45

abrdn Global Infrastructure Fund  (Unaudited)

Market review
Global stock markets generally rose over the 12 months under review. Inflation dominated the economic environment. Central banks in Western economies raised interest rates faster and much further than previously anticipated to counter multi-decade-high inflation. Despite these aggressive central bank actions, core inflation— which strips out volatile items such as energy and food—stayed at elevated levels in many countries. Nevertheless, global economic growth held up better than many investors expected, defying fears of a recession triggered by higher rates.
As U.S. and eurozone inflation trended down towards the end of 2022, investors’ hopes rose that an end to interest rate rises could be in sight. Therefore, 2023 started with strong stock market gains. However, the collapse of two regional U.S. banks and the forced sale of Credit Suisse to rival UBS in March then evoked fears of a banking crisis. Despite an initial sell-off, stock markets recovered, helped by expectations of lower peak interest rates. After more market volatility1 in April and May, equities performed strongly over June and July due to news of a compromise agreement on the U.S. debt ceiling2 and further encouraging inflation data. This was despite still-hawkish rhetoric from central banks. Equities then generated negative returns in August, September, and October given concerns that interest rates would stay higher for longer, with the outbreak of war between Israel and Hamas adding to existing inflationary worries.
In terms of listed infrastructure stocks, the past 12 months have seen them lag the overall market as investors focused on the impact of rising interest rates. This was especially seen in the utility sector, where renewables had been the main source of growth. Higher rates negatively affected the value of existing assets and, more importantly, raised questions about the returns on future projects and growth rates going forward. While higher rates are undoubtedly a negative for renewable projects, investors have only focused on the negative side of the return equation and have largely ignored the higher prices that renewable developers are able to lock in over the long term. We continue to be confident in the long-term prospects for renewables, due to continued support from governments worldwide and the increasing adoption of green-energy strategies by companies across most industries. Elsewhere in the infrastructure sector, we saw transportation continue to rebound post-COVID, with leisure travel being especially strong. A number of airports are now seeing traffic above their pre-pandemic numbers.
Fund performance review
The abdrn Global Infrastructure Fund returned 0.75% (Institutional Class shares, net of fees) for the 12-month reporting period ended October 31, 2023, versus the 10.50% return of its broad-based benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (Net Daily Total Return), and the -2.23% return of its secondary benchmark that more closely aligns with the Fund’s strategy, the S&P Global Infrastructure Index (Net Total Returns), during the same period.
During the past 12 months, infrastructure sector returns have reflected developments in the global markets overall. The secondary benchmark S&P Global Infrastructure Index gives exposure to three main infrastructure segments: utilities, transportation, and energy. On the other hand, the Fund’s portfolio-held issuers, primarily in the industrials, utilities, energy, and communication sectors. In the past year, the industrials and utilities sectors were the two largest contributors to the Fund’s relative returns, thanks to positive stock selection in both sectors and an underweight3 exposure to the latter. Meanwhile, a non-benchmark exposure to communication services detracted from the Fund’s relative returns.
At a stock level, Ferrovial, a worldwide infrastructure operator, positively affected performance during the reporting period. The company's stock appreciated as traffic on its toll roads recovered. Furthermore, the 407 Express Toll Route has recommenced dividend payments, and there may be potential for toll increases. Early next year, management intends to have Ferrovial listed in the U.S. Vistra Corp., the U.S. independent power producer, saw its earnings estimates rise throughout the year, supported by strong power prices and output. As the company increased its hedges for 2024 and 2025, management also expressed confidence in achieving its guidance. Vinci, a Europe-based owner of infrastructure concessions and a construction company, reported strong earnings during the period. Traffic at its airports continues to improve as economies reopen post-COVID lockdowns. In addition, the company’s construction order book is at a record high.
On the other hand, NextEra Energy Partners, the U.S. renewables operator, announced that it would cut dividend growth guidance from 12–15% to 5–8% as a result of the higher cost of capital that has reduced its ability to acquire new renewable assets. Shares in Helios Towers, the African tower company, sold off as sentiment for highly levered, emerging-market firms soured. This was despite the company releasing good results that highlighted the strong growth in its key markets. Crown Castle International, the U.S. tower operator, continued to lag the benchmark as investors focused on a slowing growth rate in towers and a decline in fibre revenues. The share prices of both Helios and Crown Castle were also negatively affected by investor sentiment about higher interest rates.
Outlook
Macroeconomic factors continue to dominate market sentiment, with investors scrutinizing the latest data and trying to predict when a pause or pivot in the direction of interest rates might occur. Geopolitical pressures remain globally. Recessionary concerns are all too present as global growth stagnates against a backdrop of elevated inflationary pressures, in our view. Our focus remains at the stock level, ensuring the portfolio is diversified and robust enough to preserve capital in periods of market weakness. We have exposure to what we feel are high-quality businesses with the financial backbone to withstand volatility, underpinned by strong structural drivers.
{foots1}
1	If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable, it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
2	The maximum amount of money that the U.S. government is allowed to borrow to meet its obligations.
{foots1}
3	A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
46	2023 Annual Report

abrdn Global Infrastructure Fund  (Unaudited)  (continued)

While the growth drivers for infrastructure, such as government-sponsored initiatives like the U.S. Inflation Reduction Act, remain in place, investors’ recent focus was on how the rising interest rate environment will affect returns for the asset class. The primary focus was on the returns and growth of renewable projects. Sentiment for the overall renewable group soured as Ørsted took impairments on its future U.S. offshore wind projects and NextEra Partners cut its growth guidance by half. Investors have been right to focus on the negative trajectory of a key driver of returns, in our view. However, we believe they have largely ignored the fact that, on the other side of this dynamic, contracts’ power prices continue to improve and commentary from most other renewable developers is still emphasizing that returns and growth are largely unchanged. In the transportation sector, the trends we have seen year to date—namely, some softness in rail volumes but more positive signs in leisure-focused segments like airports and toll roads—continued as underlying consumer demand remained robust.
Portfolio Management:
Developed Markets Income & Real Assets Equity Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
The Fund is subject to the risk of concentrating investments in infrastructure-related companies, which makes it more susceptible to factors adversely affecting issuers within that industry than would a fund investing in a more diversified portfolio of securities. These risks include high interest costs in connection with capital construction programs and the costs associated with environmental and other regulations.
The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.
Please read the prospectus for more detailed information regarding these and other risks.

2023 Annual Report	47

abrdn Global Infrastructure Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2023)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	0.53%	5.02%	4.48%
	w/SC2	(5.26%)	3.78%	3.87%
Institutional Class[3]	w/o SC	0.75%	5.28%	4.75%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of October 31, 2023)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Global Infrastructure Fund, Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net Daily Total Return), S&P Global Infrastructure Index (Net Total Return) and the U.S. Consumer Price Index (CPI) over a 10-year period ended October 31, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.
The MSCI ACWI Index, MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 Developed Markets ("DM") countries and 24 Emerging Markets ("EM") countries. As of September 2023, it covers more than 2,948 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI ACWI Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
S&P Global Infrastructure Index is a total return index that is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Net Total Return (NTR) indexes include reinvestments of all dividends minus taxes. The S&P Global Infrastructure (Net Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
48	2023 Annual Report

abrdn Global Infrastructure Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2023 (Unaudited)

Asset Allocation
Common Stocks	103.3%
Liabilities in Excess of Other Assets	(3.3%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Industrials	38.7%
Transportation Infrastructure	16.4%
Construction & Engineering	10.0%
Ground Transportation	9.1%
Commercial Services & Supplies	3.2%
Utilities	38.2%
Electric Utilities	14.4%
Multi-Utilities	12.5%
Independent Power Producers & Energy Traders	11.3%
Energy	11.1%
Communication Services	9.3%
Real Estate	5.0%
Materials	1.0%
Liabilities in Excess of Other Assets	(3.3%)
100.0%
Top Ten Holdings
Engie SA	3.7%
Ferrovial SE	3.3%
Vinci SA	3.3%
Enbridge, Inc.	3.3%
Aena SME SA	3.2%
NextEra Energy, Inc.	3.2%
Williams Cos., Inc. (The)	3.2%
RWE AG	2.8%
Enel SpA	2.7%
Kinder Morgan, Inc.	2.7%

Countries
United States	42.3%
France	14.3%
Spain	7.5%
Canada	6.9%
United Kingdom	5.6%
Brazil	4.6%
Italy	4.6%
Mexico	3.2%
Germany	2.8%
Philippines	2.5%
Malaysia	2.1%
Other, less than 2% each	6.9%
Liabilities in Excess of Other Assets	(3.3%)
100.0%

2023 Annual Report	49

Statement of Investments
October 31, 2023 abrdn Global Infrastructure Fund

Shares		Value
COMMON STOCKS—103.3%
ARGENTINA—1.5%
Industrials—0.5%
Corp. America Airports SA(a)	18,000	$ 191,880
Materials—1.0%
Loma Negra Cia Industrial Argentina SA, ADR	72,600	413,820
Total Argentina		605,700
AUSTRALIA—1.2%
Industrials—1.2%
Aurizon Holdings Ltd.	219,000	477,007
BRAZIL—4.6%
Industrials—3.7%
CCR SA	449,003	1,066,902
Rumo SA	101,100	447,373
		1,514,275
Utilities—0.9%
Omega Energia SA(a)	239,907	361,639
Total Brazil		1,875,914
CANADA—6.9%
Energy—3.3%
Enbridge, Inc.	41,700	1,336,324
Industrials—2.5%
Canadian Pacific Kansas City Ltd.	14,500	1,029,065
Utilities—1.1%
Algonquin Power & Utilities Corp.	87,300	439,412
Total Canada		2,804,801
FRANCE—14.3%
Industrials—8.1%
Eiffage SA	11,000	998,256
Getlink SE	57,100	922,090
Vinci SA	12,200	1,349,008
		3,269,354
Utilities—6.2%
Engie SA	93,100	1,480,745
Veolia Environnement SA	37,000	1,013,815
		2,494,560
Total France		5,763,914
GERMANY—2.8%
Utilities—2.8%
RWE AG	30,000	1,147,962
HONG KONG—1.2%
Utilities—1.2%
CLP Holdings Ltd.	66,000	483,040
INDONESIA—0.8%
Communication Services—0.8%
Sarana Menara Nusantara Tbk PT	5,845,200	327,823
ITALY—4.6%
Communication Services—1.9%
Infrastrutture Wireless Italiane SpA(b)	68,300	747,873
Utilities—2.7%
Enel SpA	175,220	1,112,223
Total Italy		1,860,096
Shares		Value

LUXEMBOURG—0.6%
Communication Services—0.6%
SES SA	40,800	$ 238,047
MALAYSIA—2.1%
Industrials—2.1%
Malaysia Airports Holdings Bhd	550,100	853,484
MEXICO—3.2%
Industrials—3.2%
Grupo Aeroportuario del Centro Norte SAB de CV	65,400	501,355
Promotora y Operadora de Infraestructura SAB de CV	96,400	794,395
		1,295,750
NIGERIA—0.4%
Communication Services—0.4%
IHS Holding Ltd.(a)	32,000	157,440
PHILIPPINES—2.5%
Industrials—2.5%
International Container Terminal Services, Inc.	284,600	1,008,345
SPAIN—7.5%
Communication Services—2.3%
Cellnex Telecom SA(a)(b)	31,100	914,219
Industrials—3.2%
Aena SME SA(b)	9,000	1,305,906
Utilities—2.0%
EDP Renovaveis SA	51,600	830,086
Total Spain		3,050,211
TANZANIA—1.2%
Communication Services—1.2%
Helios Towers PLC(a)	634,700	467,110
UNITED KINGDOM—5.6%
Communication Services—1.5%
Vodafone Group PLC	646,700	595,312
Industrials—0.8%
Mobico Group PLC	426,800	325,145
Utilities—3.3%
National Grid PLC, ADR	8,100	487,215
SSE PLC	43,801	870,482
		1,357,697
Total United Kingdom		2,278,154
UNITED STATES—42.3%
Communication Services—0.6%
Verizon Communications, Inc.	7,000	245,910
Energy—7.8%
Cheniere Energy, Inc.	4,700	782,174
Kinder Morgan, Inc.	67,832	1,098,879
Williams Cos., Inc. (The)	37,500	1,290,000
		3,171,053
Industrials—10.9%
CoreCivic, Inc., REIT(a)	58,200	739,140
Dycom Industries, Inc.(a)	4,000	340,720
Ferrovial SE	44,900	1,351,312
Norfolk Southern Corp.	3,400	648,686

See accompanying Notes to Financial Statements.
50	2023 Annual Report

Statement of Investments  (concluded)
October 31, 2023 abrdn Global Infrastructure Fund

Shares		Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Union Pacific Corp.	3,600	$ 747,396
Waste Connections, Inc.	4,400	569,800
		4,397,054
Real Estate—5.0%
American Tower Corp., REIT	6,000	1,069,140
Crown Castle, Inc., REIT	10,200	948,396
		2,017,536
Utilities—18.0%
Altus Power, Inc.(a)	47,000	249,570
American Electric Power Co., Inc.	8,029	606,511
CenterPoint Energy, Inc.	27,800	747,264
Clearway Energy, Inc., Class C	24,400	529,724
CMS Energy Corp.	16,500	896,610
FirstEnergy Corp.	20,086	715,062
NextEra Energy Partners LP	23,600	638,852
NextEra Energy, Inc.	22,192	1,293,793
PPL Corp.	31,600	776,412
Vistra Corp.	25,800	844,176
		7,297,974
Total United States		17,129,527
Total Common Stocks		41,824,325
Total Investments (Cost $39,552,616)(c)—103.3%		41,824,325
Liabilities in Excess of Other Assets—(3.3%)		(1,338,214)
Net Assets—100.0%		$40,486,111

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
2023 Annual Report	51

abrdn International Small Cap Fund  (Unaudited)

Market review
Global stock markets generally rose over the 12 months under review. Inflation dominated the economic environment. Central banks in Western economies raised interest rates faster and much further than previously anticipated to counter multi-decade-high inflation. Despite these aggressive central bank actions, core inflation—which strips out volatile items such as energy and food—stayed at elevated levels in many countries. Nevertheless, global economic growth held up better than many investors expected, defying fears of a recession triggered by higher rates.
As U.S. and Eurozone inflation trended down towards the end of 2022, investors’ hopes rose that an end to interest rate rises could be in sight. Therefore, 2023 started with strong stock market gains. However, the collapse of two regional U.S. banks and the forced sale of Credit Suisse to rival UBS in March then evoked fears of a banking crisis. Despite an initial sell-off, stock markets recovered, helped by expectations of lower peak interest rates. After more market volatility1 in April and May, equities performed strongly over June and July due to news of a compromise agreement on the U.S. debt ceiling2 and further encouraging inflation data. This was despite still-hawkish rhetoric from central banks. Equities then generated negative returns in August, September, and October given concerns that interest rates would stay higher for longer, with the outbreak of conflict between Israel and Hamas adding to existing inflationary worries.
Fund performance review
The abrdn International Small Cap Fund (Institutional Class shares, net of fees) returned 0.57% for the 12-month period ended October 31, 2023, versus the 8.82% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (ex-USA) Small Cap Index (Net Daily Total Return), during the same period.
The Fund underperformed its benchmark due to stock selection and, to a lesser extent, sector allocation.
In terms of individual stock detractors, WNS (Holdings), the Indian provider of business process management services, underperformed as investors became concerned that its business model could be adversely affected by artificial intelligence (AI). Affle (India), the digital advertising company that’s main role is matching the demand and supply of adverts, also underperformed. The company’s results were slightly weaker than expected, driven by macroeconomic headwinds in developed markets, which are causing an industry slowdown in digital advertising expenditure. However, Affle’s performance in emerging markets continued to be strong. Nonetheless, we have sold the Fund’s position in the company. IDP Education was another detractor after a regulatory change in Canada that opened up the English language-testing market to more competitors. IDP Education essentially lost its monopoly position, leading to the risks of a lower market share and margin erosion. Therefore, we sold the Fund’s position.
More positively, BE Semiconductor Industries benefited from U.S.-based chipmaker NVIDIA’s very bullish sales forecast on the demand for AI processors, which took the stock to an all-time high and dragged the rest of the sector up with it. Games Workshop, the world’s largest table-top hobby company, performed strongly. In the middle of December 2022, the company announced that it had reached an agreement in principle with Amazon for the latter to develop Games Workshop’s intellectual property into film and TV productions, and for Amazon to get associated merchandising rights. These rights will initially be for the Warhammer 40,000 universe. However, this has broader implications, with TV/film products improving the company’s brand reach and awareness. Dino Polska was another strong performer after investors welcomed data showing a slowdown in sequential food consumer price inflation in Poland.
In terms of activity, we initiated a holding for the Fund in ASICS. The company has come through a major restructuring, which has addressed multiple inefficiencies within its operations and sought to reposition it in a digital era. ASICS’ current operations are running ahead of consensus expectations as its strong market position in the performance running shoe category positively affects other shoe categories. The company continues to enjoy upward sales momentum across its product range, while also expanding into new geographies.
We also introduced a position for the Fund in Sanwa Holdings, which is a global leader in the manufacturing and supply of shutters, garage doors, and industrial doors. Management commentary suggests the demand outlook is less negative than consensus forecasts imply. Factors supportive of growth include (i) robust demand for non-residential construction in Japan and the U.S., (ii) expansion in Asia, (iii) the normalization of service revenue and (iv) a moderation in steel prices. Approximately 20% of the company’s sales are driven by service revenue, which has been negatively affected by the COVID-19 pandemic as engineers were unable to carry out work at customer locations.
Another new holding was Makalot, which is one of the largest listed-garment manufacturers globally. Over the last year or so, the industry has been negatively affected by the destocking cycle. However, management believes that this is now coming to an end. On a medium-to-long-term basis, Makalot continues to benefit from favorable industry tailwinds, such as end-market demand growth and ongoing supplier consolidation. These are in addition to management-led growth initiatives, namely new client wins, capacity expansion, and an improving product mix.
Meanwhile, we disposed of the Fund’s holding in Chunbo, a company that manufactures and sells chemical materials used in the electric-vehicle cycle. We sold the position given a lack of earnings momentum. In addition, we have some environmental, social, and governance concerns, particularly in relation to the company’s husband-and-wife co-chief executive officer (CEO) structure, the
{foots1}
1	If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable, it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
2	The maximum amount of money that the U.S. government is allowed to borrow to meet its obligations.
52	2023 Annual Report

abrdn International Small Cap Fund  (Unaudited)  (continued)

family’s 60% stake, and the lack of disclosure of key performance indicators. We also note Chunbo’s previous corporate governance issues.
We also sold the Fund’s holdings in Future, the U.K.-listed digital media platform. The company continued to see earnings downgrades, reflecting a difficult market for consumer technology brands. There appears to be little sign of a recovery heading into the second half of 2023, hence the company’s weaker guidance. We have questions about the company’s new CEO and its momentum in artificial intelligence-related initiatives.
Lastly, we sold the Fund’s holding in Grupo Aeroportuario del Sureste. We had been gradually reducing the Fund’s position over concerns about portfolio concentration, changes in the competitive landscape, and the risks of a downward revision to the agreed rate of return. In October, the regulator, Mexico's Federal Civil Aviation Agency, surprised investors by negatively revising the tariff structure ahead of the expected announcement date.
Outlook
The outlook for the global economy and corporate earnings remains fragile, in our view. The impact of significant increases in interest rates to fight inflation is beginning to take hold, bringing with it signs of disinflation alongside a cooling economy as credit conditions tighten and consumers’ excess savings are eroded. While recession is not inevitable, especially as labor markets remain resilient, we believe we are clearly late in the rate cycle and the degree of uncertainty around the outlook is likely to bring further volatility as investors adjust to new, and often contradictory, information.
Through all these macroeconomic-related uncertainties, we continue to focus on ‘bottom-up’ fundamental research. We are finding companies with enduring competitive advantages and healthy balance sheets that are doing business sustainably, and which we believe are best positioned to manage financial pressures through to times of greater market stability. Periods of market weakness represent an opportunity for the long-term investor. We reiterate the importance of a diversified portfolio with a 'bottom-up' investment approach focused on quality characteristics
Portfolio Management:
Developed Markets Smaller Companies Equity Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.
The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.
Please read the prospectus for more detailed information regarding these and other risks.

2023 Annual Report	53

abrdn International Small Cap Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2023)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	0.21%	1.80%	3.55%
	w/SC2	(5.55%)	0.60%	2.94%
Class C	w/o SC	(0.44%)	1.14%	2.86%
	w/SC3	(1.42%)	1.14%	2.86%
Class R4	w/o SC	(0.04%)	1.51%	3.24%
Institutional Class[4]	w/o SC	0.57%	2.17%	3.90%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategy effective February 29, 2016. Performance information for periods prior to February 29, 2016 does not reflect the current investment strategy. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of October 31, 2023)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn International Small Cap Fund, Morgan Stanley Capital International (MSCI) All Country World (ACWI) ex USA Small Cap Index (Net Daily Total Return) and the U.S. Consumer Price Index
(CPI) over a 10-year period ended October 31, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 4,408 constituents, the index covers approximately 14% of the global equity opportunity set outside the US. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI ACWI ex USA Small Cap Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
54	2023 Annual Report

abrdn International Small Cap Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2023 (Unaudited)

Asset Allocation
Common Stocks	93.2%
Short-Term Investment	4.9%
Preferred Stocks	2.2%
Liabilities in Excess of Other Assets	(0.3%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Industrials	22.7%
Information Technology	19.0%
Consumer Discretionary	12.0%
Health Care	11.8%
Financials	9.4%
Communication Services	7.8%
Consumer Staples	7.8%
Energy	3.9%
Materials	1.0%
Short-Term Investment	4.9%
Liabilities in Excess of Other Assets	(0.3%)
100.0%
Top Ten Holdings
CTS Eventim AG & Co. KGaA	4.3%
Asics Corp.	4.1%
Steadfast Group Ltd.	3.9%
Chroma ATE, Inc.	3.9%
Games Workshop Group PLC	3.9%
Gaztransport Et Technigaz SA	3.9%
FPT Corp.	3.4%
Interparfums SA	3.4%
Syngene International Ltd.	3.3%
Dino Polska SA	3.2%

Countries
Japan	16.1%
United Kingdom	15.2%
Taiwan	11.7%
France	7.3%
Germany	6.5%
Israel	5.4%
India	5.0%
Australia	4.9%
Vietnam	3.4%
Poland	3.2%
Italy	3.0%
Sweden	2.8%
Netherlands	2.1%
Switzerland	2.1%
Other, less than 2% each	6.7%
Short-Term Investment	4.9%
Liabilities in Excess of Other Assets	(0.3%)
100.0%

2023 Annual Report	55

Statement of Investments
October 31, 2023 abrdn International Small Cap Fund

Shares		Value
COMMON STOCKS—93.2%
AUSTRALIA—4.9%
Financials—3.9%
Steadfast Group Ltd.	1,474,185	$ 5,069,342
Industrials—1.0%
IPH Ltd.	284,404	1,235,936
Total Australia		6,305,278
BELGIUM—1.5%
Industrials—1.5%
Azelis Group NV	116,318	1,983,848
FRANCE—7.3%
Consumer Staples—3.4%
Interparfums SA	92,062	4,348,814
Energy—3.9%
Gaztransport Et Technigaz SA	38,962	4,983,630
Total France		9,332,444
GERMANY—4.3%
Communication Services—4.3%
CTS Eventim AG & Co. KGaA	92,178	5,581,022
INDIA—5.0%
Health Care—3.3%
Syngene International Ltd.(a)	521,658	4,260,853
Industrials—1.7%
WNS Holdings Ltd., ADR(b)	40,444	2,196,918
Total India		6,457,771
IRELAND—1.3%
Information Technology—1.3%
Keywords Studios PLC	105,828	1,680,437
ISRAEL—5.4%
Information Technology—5.4%
CyberArk Software Ltd.(b)	19,575	3,203,253
Nova Ltd.(b)	38,632	3,668,881
		6,872,134
ITALY—3.0%
Financials—1.5%
FinecoBank Banca Fineco SpA	166,975	1,969,744
Industrials—1.5%
Interpump Group SpA	45,067	1,884,445
Total Italy		3,854,189
JAPAN—16.1%
Consumer Discretionary—4.1%
Asics Corp.	167,100	5,293,224
Health Care—2.8%
JMDC, Inc.	45,000	1,260,287
Mani, Inc.	170,800	2,323,456
		3,583,743
Industrials—9.2%
Daiseki Co. Ltd.	78,300	2,162,450
Nabtesco Corp.	96,900	1,716,262
Sanwa Holdings Corp.	253,000	3,413,539
Shares		Value

SHO-BOND Holdings Co. Ltd.	50,600	$ 1,992,782
TechnoPro Holdings, Inc.	124,700	2,470,412
		11,755,445
Total Japan		20,632,412
NETHERLANDS—2.1%
Information Technology—2.1%
BE Semiconductor Industries NV	26,522	2,739,714
NORWAY—1.0%
Materials—1.0%
Borregaard ASA	96,921	1,315,366
POLAND—3.2%
Consumer Staples—3.2%
Dino Polska SA(a)(b)	43,561	4,127,636
SOUTH AFRICA—1.2%
Consumer Staples—1.2%
Clicks Group Ltd.	102,033	1,503,546
SPAIN—1.7%
Consumer Discretionary—1.7%
CIE Automotive SA	83,906	2,139,342
SWEDEN—2.8%
Financials—1.7%
Nordnet AB publ	156,482	2,215,568
Industrials—1.1%
AddTech AB, Class B	90,246	1,326,647
Total Sweden		3,542,215
SWITZERLAND—2.1%
Health Care—2.1%
SKAN Group AG	35,245	2,659,924
TAIWAN—11.7%
Consumer Discretionary—2.3%
Makalot Industrial Co. Ltd.	261,000	2,921,228
Health Care—1.3%
Universal Vision Biotechnology Co. Ltd.	185,500	1,704,656
Industrials—1.3%
Voltronic Power Technology Corp.	40,500	1,624,209
Information Technology—6.8%
Chroma ATE, Inc.	743,000	5,020,894
Sinbon Electronics Co. Ltd.	440,000	3,767,838
		8,788,732
Total Taiwan		15,038,825
UNITED KINGDOM—15.2%
Communication Services—3.5%
Gamma Communications PLC	226,316	2,883,564
YouGov PLC	157,389	1,626,036
		4,509,600
Consumer Discretionary—3.9%
Games Workshop Group PLC	41,722	5,016,337
Financials—2.3%
Intermediate Capital Group PLC	183,887	2,927,663
Health Care—2.3%
CVS Group PLC	87,259	1,557,933
Genus PLC	52,169	1,357,061
		2,914,994

See accompanying Notes to Financial Statements.
56	2023 Annual Report

Statement of Investments  (concluded)
October 31, 2023 abrdn International Small Cap Fund

Shares		Value
COMMON STOCKS (continued)
UNITED KINGDOM (continued)
Industrials—3.2%
Diploma PLC	118,034	$ 4,092,334
Total United Kingdom		19,460,928
VIETNAM—3.4%
Information Technology—3.4%
FPT Corp.	1,298,051	4,390,308
Total Common Stocks		119,617,339
PREFERRED STOCKS—2.2%
GERMANY—2.2%
Industrials—2.2%
Jungheinrich AG	103,572	2,780,390
Total Preferred Stocks		2,780,390
SHORT-TERM INVESTMENT—4.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.30%(c)	6,283,021	6,283,021
Total Short-Term Investment		6,283,021
Total Investments (Cost $142,793,051)(d)—100.3%		128,680,750
Liabilities in Excess of Other Assets—(0.3%)		(394,536)
Net Assets—100.0%		$128,286,214

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2023.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
2023 Annual Report	57

abrdn International Sustainable Leaders Fund  (Unaudited)

Market review
Global stock markets generally rose over the 12 months under review. Inflation dominated the economic environment. Central banks in Western economies raised interest rates faster and much further than previously anticipated to counter multi-decade-high inflation. Despite these aggressive central bank actions, core inflation—which strips out volatile items such as energy and food—stayed at elevated levels in many countries. Nevertheless, global economic growth held up better than many investors expected, defying fears of a recession triggered by higher rates.
As U.S. and Eurozone inflation trended down towards the end of 2022, investors’ hopes rose that an end to interest rate rises could be in sight. Therefore, 2023 started with strong stock market gains. However, the collapse of two regional U.S. banks and the forced sale of Credit Suisse to rival UBS in March then evoked fears of a banking crisis. Despite an initial sell-off, stock markets recovered, helped by expectations of lower peak interest rates. After more market volatility1 in April and May, equities performed strongly over June and July due to news of a compromise agreement on the U.S. debt ceiling2 and further encouraging inflation data. This was despite still-hawkish rhetoric from central banks. Equities then generated negative returns in August, September, and October given concerns that interest rates would stay higher for longer, with the outbreak of war between Israel and Hamas adding to existing inflationary worries.
Fund performance review
The abrdn International Sustainable Leaders Fund (Institutional Class shares, net of fees) returned 8.61% for the 12-month period ending October 31, 2023, versus the 12.07% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World (ex-USA) Index (Net Daily Total Return), during the same period.
The Fund underperformed its benchmark primarily due to style headwinds for high-quality sustainable leaders during the summer months, which punctuated an otherwise positive period of relative performance. This underperformance was due to a renewed rise in bond yields consistent with higher-for-longer interest rate expectations, prompting long-duration stocks3 to lag. These negative style dynamics were visible in both sector allocation and stock selection.
In terms of individual stock detractors, shares in global payment platform Adyen sold off materially after weaker-than-expected growth in the company’s first-half report, particularly in the North American market, where competition has intensified in some areas. However, the company has reiterated its mid-term targets. Although the timing for operating leverage to reaccelerate has been pushed out, we do not think that the company’s mid-to-long-term growth has been materially impaired. Shares in Samsung SDI, a leading manufacturer of batteries and electronic materials, were weak because of management’s comments about slightly weaker-than-expected demand for cylindrical batteries used in automobiles and power-tools. However, we believe this tailwind should be short term in nature. Shares in specialist chemical company Croda International also fell after a profit warning. The company reduced its full-year guidance to a level 15% below where investors were previously expecting it to be for 2023, driven by customer destocking in Croda’s Consumer Care and Crop divisions.
In terms of contributors to performance, shares in pharmaceutical company Novo Nordisk rose on the back of positive SELECT trial results, which demonstrated a 20% cardiovascular risk benefit from weight loss induced by its GLP-1 drug, Wegovy. This significantly increased the probability of widespread commercial/Medicare coverage for GLP-1s, thereby leading to significant earnings upgrades. Shares in animal healthcare business Dechra Pharmaceuticals rose after the company announced that it had entered discussions with private equity firm EQT (with the Abu Dhabi Investment Authority as a potential co-investor) for a possible all-cash offer for the business. Elsewhere, China’s reopening following its ‘Zero-COVID’ policy buoyed consumer stocks, such as global cosmetics company L’Oréal. We continue to hold the position given the attractive compounding nature of the company’s earnings streams.
Meanwhile, in activity, we initiated a holding in Wolters Kluwer, the Dutch professional information and publishing company, given its attractive market position, pricing power, and relatively stable business model. We also introduced Edenred, the global market-leading provider of prepaid corporate services, given its attractive inflation and rates exposure. In addition, we introduced a holding in London Stock Exchange Group. The company is the global leader as a financial data and infrastructure provider, with a wide economic moat4 derived from its scale, large switching costs for customers, and high barriers to entry.
We sold the Fund’s holding in Spirax-Sarco Engineering after good performance in order to invest into higher conviction ideas. We also disposed of our positions in Danish insurer Tryg and Canadian wealth management firm CI Financial.
Outlook and strategy
Signs of a weakening economic cycle are becoming increasingly evident, along with indications of pressure on credit as savings are eroded and the labor market cools, in our view. We believe financing costs for businesses are rising and are starting to make investors nervous, with a few recent examples where we have seen the shares of companies with weaker balance sheets come under pressure. We believe that this is not a meaningful risk for the Fund given the importance we place on financial strength. We think we are clearly late in the rate-hiking cycle, particularly one where the pace and quantum of tightening has been so marked. This means that a highly uncertain outlook is likely to cause further volatility in our view, as
{foots1}
1	If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable, it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
2	The maximum amount of money that the U.S. government is allowed to borrow to meet its obligations.
{foots1}
3	Shares of companies with expected long-term growth, typically in sectors like technology or healthcare. These stocks are often less sensitive to immediate economic cycles but more to interest rate changes.
{foots1}
4	A competitive advantage that a company has over its peers in the same industry.
58	2023 Annual Report

abrdn International Sustainable Leaders Fund  (Unaudited)  (continued)

there are very few clear trends emerging. It also tends to drive outperformance of quality companies as discount rates stabilize and investors refocus on earnings visibility as the key determinant of share-price performance.
Through all these macroeconomic-related uncertainties, we continue to focus on bottom-up, fundamental research. We invest only in companies with enduring competitive advantages and strong balance sheets, believing them to be best positioned to deliver earnings resilience in weaker environments and structural earnings growth over the long term. Periods of market weakness represent an opportunity for the long-term investor as more attractive valuations underpin higher future returns. We therefore reiterate the importance of a diversified portfolio with a ‘bottom-up’ investment approach focused on high-quality companies. We remain confident in the Fund’s prospects over longer time periods, especially given the current outlook.
Portfolio Management:
Developed Markets Sustainable & Thematic Equity Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
The Fund’s “Sustainable Leaders” strategy could cause it to perform differently compared to funds that do not have such strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to the Fund’s Sustainable Leaders strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.
The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.
Please read the prospectus for more detailed information regarding these and other risks.

2023 Annual Report	59

abrdn International Sustainable Leaders Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2023)[2]		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	8.33%	1.53%	0.40%
	w/SC3	2.11%	0.33%	(0.19%)
Institutional Class[4]	w/o SC	8.61%	1.78%	0.66%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to December 3, 2021 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Performance shown for periods after December 16, 2016 reflect the Fund’s receipt of payment from some European jurisdictions related to prior years in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”). The receipt of these extraordinary payments and accrual of anticipated payments increased the Fund’s performance for all periods that include December 2016, February 2017, July 2017, October 2017, February 2019, March 2019, September 2019, June 2022, and October 2022 in a manner that may not recur in the future, and the Fund’s performance was significantly higher than it would have been absent receipt of the Article 63 EU Tax Reclaims. At the time of receipt or accrual of the income and related taxes, including any adjustments to taxes previously estimated for similar payments, those payments and accruals resulted in an increase in net assets of approximately 5.4%, 2.1% and 1.4%, in 2017, 2019 and 2022, respectively. Past returns would have been higher had the Fund not originally paid the withholding taxes that relate to the EU reclaims that are now being returned. There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future.
3	A 5.75% front-end sales charge was deducted.
4	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of October 31, 2023)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn International Sustainable Leaders Fund, Morgan Stanley Capital International (MSCI) All Country World ex USA Index (ACWI ex USA) (Net Daily Total Return) and the U.S. Consumer Price Index
(CPI) over a 10-year period ended October 31, 2023. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.
The MSCI ACWI ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States (U.S.)) and 24 Emerging Markets (EM) countries. With 2,322 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI ACWI ex USA Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
60	2023 Annual Report

abrdn International Sustainable Leaders Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2023 (Unaudited)

Asset Allocation
Common Stocks	101.7%
Short-Term Investment	1.3%
Liabilities in Excess of Other Assets	(3.0%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Financials	22.8%
Health Care	20.0%
Information Technology	16.3%
Industrials	14.9%
Materials	10.2%
Consumer Staples	8.8%
Consumer Discretionary	4.7%
Real Estate	2.5%
Utilities	1.5%
Short-Term Investment	1.3%
Liabilities in Excess of Other Assets	(3.0%)
100.0%
Top Ten Holdings
Novo Nordisk AS	5.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4.9%
L'Oreal SA	4.7%
Wolters Kluwer NV	4.6%
AIA Group Ltd.	4.0%
Linde PLC	4.0%
DBS Group Holdings Ltd.	3.8%
Schneider Electric SE	3.5%
HDFC Bank Ltd.	3.5%
ASML Holding NV	3.2%

Countries
France	11.1%
Japan	9.5%
Netherlands	9.3%
United States	9.0%
Denmark	8.6%
United Kingdom	8.1%
Australia	7.6%
India	5.3%
Taiwan	4.9%
Hong Kong	4.0%
Singapore	3.8%
Sweden	2.9%
Indonesia	2.5%
Switzerland	2.4%
Belgium	2.2%
Poland	2.2%
New Zealand	2.0%
Other, less than 2% each	6.3%
Short-Term Investment	1.3%
Liabilities in Excess of Other Assets	(3.0%)
100.0%

2023 Annual Report	61

Statement of Investments
October 31, 2023 abrdn International Sustainable Leaders Fund

Shares		Value
COMMON STOCKS—101.7%
AUSTRALIA—7.6%
Financials—2.0%
Steadfast Group Ltd.	412,365	$ 1,418,017
Health Care—3.1%
Cochlear Ltd.	14,352	2,199,790
Real Estate—2.5%
Goodman Group, REIT	138,014	1,826,187
Total Australia		5,443,994
BELGIUM—2.2%
Industrials—2.2%
Azelis Group NV	93,561	1,595,718
CHINA—1.2%
Health Care—1.2%
Wuxi Biologics Cayman, Inc.(a)(b)	138,500	861,157
DENMARK—8.6%
Health Care—7.1%
Genmab AS(b)	5,275	1,491,152
Novo Nordisk AS, Class B	36,703	3,540,966
		5,032,118
Utilities—1.5%
Orsted AS(a)	22,737	1,098,632
Total Denmark		6,130,750
FRANCE—11.1%
Consumer Discretionary—2.2%
LVMH Moet Hennessy Louis Vuitton SE	2,180	1,560,728
Consumer Staples—4.7%
L'Oreal SA	7,890	3,316,407
Financials—1.7%
Edenred SE	23,122	1,230,818
Information Technology—2.5%
Dassault Systemes SE	43,532	1,793,230
Total France		7,901,183
GERMANY—1.6%
Financials—1.6%
Deutsche Boerse AG	6,950	1,143,946
HONG KONG—4.0%
Financials—4.0%
AIA Group Ltd.	327,000	2,839,604
INDIA—5.3%
Financials—3.5%
HDFC Bank Ltd.	139,385	2,470,809
Materials—1.8%
Asian Paints Ltd.	36,654	1,321,776
Total India		3,792,585
INDONESIA—2.5%
Financials—2.5%
Bank Rakyat Indonesia Persero Tbk PT	5,679,400	1,775,857
JAPAN—9.5%
Consumer Discretionary—2.5%
Sony Group Corp.	21,600	1,795,799
Health Care—3.2%
Chugai Pharmaceutical Co. Ltd.	76,300	2,262,796
Shares		Value

Industrials—1.7%
SHO-BOND Holdings Co. Ltd.	31,400	$ 1,236,628
Information Technology—2.1%
Keyence Corp.	3,800	1,471,050
Total Japan		6,766,273
LATVIA—0.0%
Financials—0.0%
Parex Bank(b)(c)(d)	1,424,182	–
NETHERLANDS—9.3%
Financials—1.5%
Adyen NV(a)(b)	1,613	1,087,948
Industrials—4.6%
Wolters Kluwer NV	25,746	3,303,366
Information Technology—3.2%
ASML Holding NV	3,771	2,266,825
Total Netherlands		6,658,139
NEW ZEALAND—2.0%
Information Technology—2.0%
Xero Ltd.(b)	21,244	1,452,393
POLAND—2.2%
Consumer Staples—2.2%
Dino Polska SA(a)(b)	16,567	1,569,811
SINGAPORE—3.8%
Financials—3.8%
DBS Group Holdings Ltd.	111,300	2,673,795
SOUTH AFRICA—1.9%
Consumer Staples—1.9%
Clicks Group Ltd.	90,680	1,336,250
SOUTH KOREA—1.6%
Information Technology—1.6%
Samsung SDI Co. Ltd.	3,658	1,158,249
SWEDEN—2.9%
Industrials—2.9%
Atlas Copco AB, A Shares	159,313	2,062,947
SWITZERLAND—2.4%
Materials—2.4%
DSM-Firmenich AG	19,193	1,739,957
TAIWAN—4.9%
Information Technology—4.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	40,075	3,458,873
UNITED KINGDOM—8.1%
Financials—2.2%
London Stock Exchange Group PLC	15,396	1,553,380
Health Care—3.9%
AstraZeneca PLC	14,860	1,860,526
Dechra Pharmaceuticals PLC	20,115	932,309
		2,792,835
Materials—2.0%
Croda International PLC	26,318	1,402,647
Total United Kingdom		5,748,862

See accompanying Notes to Financial Statements.
62	2023 Annual Report

Statement of Investments  (concluded)
October 31, 2023 abrdn International Sustainable Leaders Fund

Shares		Value
COMMON STOCKS (continued)
UNITED STATES—9.0%
Health Care—1.5%
ResMed, Inc.	7,530	$ 1,063,387
Industrials—3.5%
Schneider Electric SE	16,468	2,533,722
Materials—4.0%
Linde PLC	7,419	2,834,501
Total United States		6,431,610
Total Common Stocks		72,541,953
SHORT-TERM INVESTMENT—1.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.30%(e)	951,772	951,772
Total Short-Term Investment		951,772
Total Investments (Cost $91,883,922)(f)—103.0%		73,493,725
Liabilities in Excess of Other Assets—(3.0%)		(2,173,630)
Net Assets—100.0%		$71,320,095
Amounts listed as “–” are $0 or round to $0.
(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Non-income producing security.
(c)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(d)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.00% of net assets as of October 31, 2023.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2023.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
2023 Annual Report	63

abrdn Realty Income & Growth Fund  (Unaudited)

Market review
The U.S. real estate investment trust (REIT)1 market significantly underperformed the broader equity market, as measured by the S&P 500 Index, amid shifting sentiment around interest rates and the U.S. Federal Reserve (Fed) recently stating that interest rates would remain higher for a prolonged period. U.S. REITs also underperformed the global real estate index, as measured by the FTSE EPRA/NAREIT Global Net Index.
The key themes during the period included high inflation and high interest rates, and concerns of a banking sector crisis following the collapse of a few regional banks in the U.S. As the review period progressed, economic data generally was better than feared, although the risk of a global recession remained. The Fed indicated that, based on its “dot plot”2 projections, the federal funds rate would be roughly 50 basis points higher in every time period, and rates would remain above 3% up to and during 2026. Investors inferred that the new nominal neutral rate3 was 3% versus the long-term expectation of 2.5%, leading to a subsequent sell-off in risk assets.4 Indeed, the 10-year Treasury yield in the U.S. breached 5% during the reporting period. Not only were nominal interest rates on the rise, but with the sharp move, real interest rates5 closed above 2% for the first time since March 2009.
Additionally, the real estate sector faced increased scrutiny following the failure of some regional banks in the U.S. earlier in the period. These failures led to an examination into the health of all U.S. regional banks and with it a reassessment of loan portfolios, particularly for commercial real estate, exacerbating refinancing6 concerns for a number of landlords. In general, operating conditions have continued to moderate from the robust levels that we saw last year, where numerous sectors were able to pass through double-digit rental rate growth.
Fund performance review
The abrdn Realty Income & Growth Fund (Institutional Share Class, net of fees) returned -3.67% for the 12-month reporting period ending October 31, 2023, versus the -5.92% return of the Morgan Stanley Capital International (MSCI) US REIT Index during the same period.
Our holdings in the healthcare sector contributed to the Fund’s positive relative performance. The skilled nursing and senior housing REITs sub-sectors outperformed as occupancies continued to recover from the pandemic lows. Improving tenant health for skilled nursing REITs and outsized rental and net operating income7 growth for senior housing landlords also underpinned the sector. As a result, the Fund’s holdings Welltower and Sabra Health Care posted gains.
Meanwhile, our lack of exposure to diversified healthcare REIT Healthpeak Properties proved beneficial as it underperformed following concerns that life science tenants were experiencing funding difficulties in the wake of the regional banking crisis. Medical Properties Trust also underperformed as concerns around tenant health continue to plague the company; the Fund’s lack of exposure benefited the Fund. Our exposure to data centers was also positive, especially our overweight8position in Digital Realty Trust, as the potential demand driver of artificial intelligence (AI) became more apparent to the market.
Conversely, stock selection and underweight9allocation to the retail sector weighed on the Fund’s relative performance. Within the retail sector, our overweight position in triple net lease REIT Realty Income Corporation was a notable detractor amid the high interest-rate environment. Elsewhere, the Fund was negatively affected relative to the benchmark by not owning Iron Mountain, as its data business benefited from the excitement around AI. Additionally, the overweight position in multi-family residential REIT UDR underperformed after the company reported weaker-than-expected second-quarter results.
In key portfolio activity for the review period, the Fund purchased Equinix and Digital Realty where we see demand trends starting to show signs of improvement and the potential demand opportunity that exists from the growth of AI computing. We also increased the Fund’s position in Omega Healthcare due to increased confidence about the health of skilled nursing operators. Additionally, the Fund increased its exposure to the single-family rental sector by reinitiating a position in Invitation Homes, as we believe the lack of housing affordability due to rising interest rates could drive more families into the rental housing market as they outgrow traditional apartment space. Lastly, the Fund initiated a position in Hudson Pacific Properties, due to our increased conviction in the issuer.
These purchases were funded by reducing the Fund’s exposure to the apartment sector and exiting the Fund’s position in Equity Residential and UDR, due to concerns about supply pressures, particularly in the sunbelt markets. The Fund also reduced positions in industrial REIT Prologis due to the prospect for slowing near-term rental growth after several years of strong performance. We also reduced the Fund’s exposure to the cell tower sector, where we exited SBA Communications and reduced the Fund’s holdings in American Tower. While we think the long-term prospects for the cell tower sector remain positive, we believe that the lower capital expenditure spending by the carriers—reflecting the timing of their fifth generation (5G) deployments and the lack of a major consumer-facing product that drives a faster rollout of 5G capabilities—could negatively affect
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1	A form of indirect property investment. Distributions from REITs are made tax-free and are taxed according to the tax status of the shareholders.
{foots1}
2	A chart that the U.S. Federal Reserve uses to display its members' predictions for the future path of the federal funds rate.
{foots1}
3	An interest rate when the economy is producing its maximum output and inflation is steady. Nominal interest rate is the interest rate including inflation.
{foots1}
4	Investments that have a significant potential for price variation, either increasing or decreasing significantly.
{foots1}
5	The interest rate adjusted for inflation. This is calculated by subtracting the inflation rate from the interest rate before the adjustment.
{foots1}
6	The process of replacing existing debt with new debt.
{foots1}
7	Net operating income is a commonly used figure to assess the profitability of a property. The calculation involves subtracting all operating expenses on the property from all the revenue generated from the property.
{foots1}
8	A portfolio holding an excess amount of a particular security (or sector or region) compared to the security’s weight in the benchmark portfolio.
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9	A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
64	2023 Annual Report

abrdn Realty Income & Growth Fund  (Unaudited)  (continued)

the sector. Lastly, later in the period, the Fund reduced its exposure to the storage sector by exiting its position in Extra Space, due to concerns about slowing rental growth.
Outlook
Underlying real estate operating fundamentals remain relatively healthy, in our view. While demand has cooled modestly due to heightened economic uncertainty, we believe that limited new supply and record low vacancies for many sectors should allow landlords to continue to achieve positive rental rate growth into 2024. Despite this, real estate investors continue to focus on the impact of higher interest rates on share prices and valuation. In the near term, we believe the volatility in the fixed income market and rate pressures may weigh on REITs' performance.
We believe that the stronger balance sheets and limited near-term debt maturities will provide a relative cushion to REITs’ earnings. We continue to believe that active portfolio management focused on sectors with strong underlying supply and demand fundamentals, high-quality assets, and healthy balance sheets could drive outperformance in the coming months.
Portfolio Management:
Real Estate Global Listed Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
Investments in REITs and real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates, tax and other laws.
The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment, which may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Please read the prospectus for more detailed information regarding these and other risks.

2023 Annual Report	65

abrdn Realty Income & Growth Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2023)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(3.88%)	2.79%	5.35%
	w/SC2	(9.40%)	1.58%	4.73%
Institutional Class[3]	w/o SC	(3.67%)	3.06%	5.62%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of October 31, 2023)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Realty Income and Growth Fund, the Morgan Stanley Capital International (MSCI) US REIT Index, the S&P 500® Index and the U.S. Consumer Price Index (CPI) over a 10-year period ended October 31, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.
The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (REITs). The index is based on the MSCI USA Investable Market Index (IMI), its parent index, which captures the large, mid and small cap segments of the USA market. With 123 constituents, it represents about 99% of the US REIT universe and securities are classified under the Equity REITs Industry (under the Real Estate Sector) according to the Global Industry Classification Standard (GICS®), have core real estate exposure (i.e., only selected Specialized REITs are eligible) and carry REIT tax status. This index reinvests as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.
The S&P 500® Index represents large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available U.S. market capitalization.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
66	2023 Annual Report

abrdn Realty Income & Growth Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2023 (Unaudited)

Asset Allocation
Common Stocks	99.1%
Short-Term Investment	0.2%
Other Assets in Excess of Liabilities	0.7%
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sub-Industries
Data Center REITs	16.7%
Industrial REITs	16.1%
Health Care REITs	14.7%
Retail REITs	13.9%
Multi-Family Residential REITs	8.0%
Single-Family Residential REITs	8.0%
Other Specialized REITs	7.5%
Self Storage REITs	5.5%
Office REITs	4.4%
Hotel & Resort REITs	3.3%
Other, less than 2% each	1.0%
Short-Term Investment	0.2%
Assets in Excess of Other Liabilities	0.7%
100.0%
Top Ten Holdings
Prologis, Inc., REIT	11.8%
Equinix, Inc., REIT	10.3%
Welltower, Inc., REIT	7.3%
Digital Realty Trust, Inc., REIT	6.4%
Public Storage, REIT	5.5%
AvalonBay Communities, Inc., REIT	4.5%
VICI Properties, Inc., REIT	4.2%
Realty Income Corp., REIT	4.0%
American Homes 4 Rent, REIT	3.5%
Gaming and Leisure Properties, Inc., REIT	3.3%

Countries
United States	99.1%
Short-Term Investment	0.2%
Assets in Excess of Other Liabilities	0.7%
100.0%

2023 Annual Report	67

Statement of Investments
October 31, 2023 abrdn Realty Income & Growth Fund

	Shares	Value
COMMON STOCKS—99.1%
UNITED STATES—99.1%
Data Center REITs—16.7%
Digital Realty Trust, Inc., REIT	17,834	$ 2,217,836
Equinix, Inc., REIT	4,869	3,552,617
		5,770,453
Health Care REITs—14.7%
Omega Healthcare Investors, Inc., REIT	24,258	802,940
Sabra Health Care REIT, Inc.	57,626	786,019
Ventas, Inc., REIT	22,529	956,581
Welltower, Inc., REIT	30,362	2,538,567
		5,084,107
Hotel & Resort REITs—3.3%
DiamondRock Hospitality Co., REIT	53,696	415,070
Host Hotels & Resorts, Inc., REIT	47,888	741,306
		1,156,376
Industrial REITs—16.1%
Americold Realty Trust, Inc.	29,229	766,384
Prologis, Inc., REIT	40,378	4,068,084
STAG Industrial, Inc.	22,233	738,580
		5,573,048
Multi-Family Residential REITs—8.0%
AvalonBay Communities, Inc., REIT	9,434	1,563,591
Essex Property Trust, Inc.	3,567	763,053
UDR, Inc.	13,782	438,405
		2,765,049
Office REITs—4.4%
Alexandria Real Estate Equities, Inc., REIT	7,868	732,747
Boston Properties, Inc., REIT	12,321	660,036
Hudson Pacific Properties, Inc., REIT	27,950	124,657
		1,517,440
Other Specialized REITs—7.5%
Gaming and Leisure Properties, Inc., REIT	25,517	1,158,217
VICI Properties, Inc., REIT	51,887	1,447,647
		2,605,864
Retail REITs—13.9%
Brixmor Property Group, Inc., REIT	30,992	644,324
Kimco Realty Corp.	30,818	552,875
NNN REIT, Inc.	17,439	633,559
Realty Income Corp., REIT	29,493	1,397,378
Regency Centers Corp., REIT	8,165	492,023
Simon Property Group, Inc., REIT	10,056	1,105,054
		4,825,213
Self Storage REITs—5.5%
Public Storage, REIT	7,987	1,906,577
Single-Family Residential REITs—8.0%
American Homes 4 Rent, Class A, REIT	37,155	1,216,455
Equity LifeStyle Properties, Inc., REIT	12,018	790,784
Invitation Homes, Inc.	25,264	750,088
		2,757,327
Telecom Tower REITs—1.0%
American Tower Corp., REIT	1,972	351,391
Total United States		34,312,845
Total Common Stocks		34,312,845
	Shares	Value
SHORT-TERM INVESTMENT—0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.30%(a)	56,466	$ 56,466
Total Short-Term Investment		56,466
Total Investments (Cost $30,895,835)(b)—99.3%		34,369,311
Other Assets in Excess of Liabilities—0.7%		247,427
Net Assets—100.0%		$34,616,738

(a)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2023.
(b)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
68	2023 Annual Report

abrdn U.S. Small Cap Equity Fund  (Unaudited)

Market review
Global stock markets generally rose over the 12 months under review. Inflation dominated the economic environment. Central banks in Western economies raised interest rates faster and much further than previously anticipated to counter multi-decade-high inflation. Despite these aggressive central bank actions, core inflation—which strips out volatile items such as energy and food—stayed at elevated levels in many countries. Nevertheless, global economic growth held up better than many investors expected, defying fears of a recession triggered by higher rates.
As U.S. and Eurozone inflation trended down towards the end of 2022, investors’ hopes rose that an end to interest-rate rises could be in sight. Therefore, 2023 started with strong stock market gains. However, the collapse of two regional U.S. banks and the forced sale of Credit Suisse to rival UBS in March then evoked fears of a banking crisis. Despite an initial sell-off, stock markets recovered, helped by expectations of lower peak interest rates. After more market volatility1 in April and May, equities performed strongly over June and July due to news of a compromise agreement on the U.S. debt ceiling2 and further encouraging inflation data. This was despite still-hawkish rhetoric from central banks. Equities then generated negative returns in August, September, and October given concerns that interest rates would stay higher for longer, with the outbreak of war between Israel and Hamas adding to existing inflationary worries.
Broader U.S. equity markets also posted gains, despite the macroeconomic uncertainty. U.S. small-cap companies, as represented by the Russell 2000 Index, declined over -8.6% in the past 12 months, underperforming the 10.1% return of large-cap stocks, as measured by the S&P 500 Index3. The Russell 2000 Index is a subset of the Russell 3000 Index4 and represents approximately 10% of the U.S. market. The small-cap asset class typically offers a different exposure to the U.S. sectors compared to large cap asset class. Thus, the Russell 2000 Index has a higher weighting towards the financials, healthcare, and industrials sectors. Eight of the 11 sectors in the Russell 2000 Index declined in the past 12 months. Healthcare, financials, utilities, and communication services sectors were the main detractors from the Index’s performance. Conversely, the energy sector returned approximately 6.7% on the back of elevated oil prices.
Fund performance revie
The abrdn U.S. Small Cap Equity Fund returned -9.14% (Institutional Class shares, net of fees) for the 12-month reporting period ending
October 31, 2023, versus the -8.56% return of its benchmark, the Russell 2000 Index, during the same period.
During the reporting period, stock selection in the consumer discretionary5 sector weighed on the Fund’s performance. On the other hand, stock selection in and an overweight6 allocation to the consumer staples7 sector benefited the Fund’s performance. Stock selection in and an underweight8 allocation to the healthcare sector also had a positive effect relative to the Fund’s benchmark.
At the stock level, Ameresco, a clean technology engineering and construction company, underperformed as investors became increasingly concerned that the demand for its services and project-level returns could be negatively affected by higher interest rates. Meanwhile, fashion retailer Aritzia declined after lowering its outlook due to decelerating traffic and higher-than-expected expenses. Eyewear retailer and optical exam provider National Vision Holding was also negative as the company announced its more-than-30-year partnership with Walmart will end in 2024.
Conversely, cosmetics company e.l.f. Beauty was a top performer after delivering accelerated sales growth on the back of continued market share gains. Semiconductor company Onto Innovation performed well as investors became increasingly confident that demand for its advanced packaging solutions would benefit from the rise in artificial intelligence applications. Online education provider Stride was also a top performer as improved operational performance resulted in a return to enrolment growth, following two years of post-pandemic declines.
In terms of key portfolio activity, we added several new positions. In the healthcare sector, the Fund initiated Pacira Biosciences, a biopharma company specializing in non-opioid pain management therapies. We also bought medical-device companies Merit Medical Systems and Alphatec Holdings. In the energy sector, the Fund introduced positions in several high-quality exploration and production companies: SM Energy, Magnolia Oil & Gas, and Callon Petroleum. Within the consumer sectors, the Fund initiated a position in Boot Barn, a leading national retailer in the niche western, country, and workwear market, and The Vita Coco Company, a leading
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1	If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable, it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
2	The maximum amount of money that the U.S. government is allowed to borrow to meet its obligations.
{foots1}
3	The S&P 500 Index is an unmanaged index considered representative of the broader U.S. stock market..
{foots1}
4	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market, as of the most recent reconstitution.
{foots1}
5	Sector associated with goods and services that rely upon consumers and are sensitive to changes in the economy. Examples include retailers and media companies.
{foots1}
6	A portfolio holding an excess amount of a particular security (or sector or region) compared to the security’s weight in the benchmark portfolio.
{foots1}
7	Industries associated with goods and services that consumers tend to buy in any economic climate and thus are less sensitive to changes in the economy. Examples include food and drugs.
{foots1}
8	A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
2023 Annual Report	69

abrdn U.S. Small Cap Equity Fund  (Unaudited)  (continued)

producer of coconut water products.Elsewhere, the Fund bought industrial real estate investment trust9 Terreno Realty.
Conversely, within the healthcare sector, the Fund sold pet healthcare company Heska Corporation and life sciences company Cryoport. In the financials sector, we sold the American bank Live Oak Bancshares, insurance company American Equity Investment Life, and investment company Hannon Armstrong Sustainable. Within the industrials sector, the Fund disposed of Brady Corporation, a manufacturer of identity solutions, and RBC Bearings, a supplier of precision parts to the aerospace and defence industry. In the consumer sectors, the Fund sold vitamin and health-supplement company Jamieson Wellness, enterprise telecommunications company Cogent Communications Holdings, and recreational-vehicle component supplier LCI Industries. We also offloaded bakery company Hostess Brands, eyewear retailer and optical exam provider National Vision Holdings, and manufacturer of plant-based milks and fruit products, SunOpta. We also disposed of the Fund’s position in protective packaging solutions company Ranpak.
Outlook
In September 2023, the U.S. Federal Reserve (Fed) paused its monetary10 tightening cycle, but the resilient U.S. economy and the choppy descent of inflation have caused the Fed to keep the door open for another hike, if necessary. Importantly, the Fed’s 'dot plot'11, which provides insight into the members’ rate outlooks, displayed an unexpected tempering of expected reductions in 2024, going from four cuts to two. This conforms with the Fed’s narrative of prolonged higher interest rates being required to achieve its 2% inflation target, triggering a sell-off in bonds and equities as the 10-year yield breached 5%. Up to this point, consumption has remained strong, buoyed by a loosening but still healthy labor market and excess savings accumulated during the pandemic. However, as these savings balances are depleted amid rising gas prices, higher debt servicing costs, and the resumption of student loan payments, we expect consumption to be pressured and underlying growth in the U.S. to slow. In line with this, the abrdn ‘house’ view remains that a mild recession is likely, beginning in the middle of 2024.
We continue to have a constructive view on the small-cap asset class. First, the asset class remains a compelling and attractive investment on both a relative and absolute basis, in our view, with the discount for small companies relative to large ones at generational lows. Second, small caps have historically recovered strongly after significant market drawdowns12 and have outperformed larger companies during the rebound phase. Third, small caps historically have performed well against a backdrop of high-but-declining inflation. Fourth, we believe that merger and acquisition activity is picking up. Given that corporate balance sheets are flush with cash, we expect the trend to continue and to benefit small caps. Finally, higher-quality companies look increasingly cheap relative to lower-quality companies, in our view, which is a core investment tenet of the small-cap strategy. However, we believe that rising yields are pressuring the small-cap asset class and some clarity on peak rates could create a catalyst for the asset class.
Portfolio Management:
Developed Markets Smaller Companies Equity Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.
Please read the prospectus for more detailed information regarding these and other risks.

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9	A form of indirect property investment. Distributions from real estate investment trust (REITs) are made tax-free and are taxed according to the tax status of the shareholders.
{foots1}
10	Monetary policy – Decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
{foots1}
11	Dot plot - A chart that the U.S. Federal Reserve uses to display its members' predictions for the future path of the Federal Funds Rate.
{foots1}
12	How much the market has declined from its historical peak.
70	2023 Annual Report

abrdn U.S. Small Cap Equity Fund  (Unaudited)

Average Annual Total Return (For the periods ended October 31, 2023)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(9.50%)	4.78%	7.42%
	w/SC1	(14.70%)	3.55%	6.78%
Class C	w/o SC	(10.08%)	4.10%	6.69%
	w/SC2	(10.91%)	4.10%	6.69%
Class R3	w/o SC	(9.73%)	4.47%	7.11%
Institutional Service Class[3]	w/o SC	(9.27%)	5.05%	7.71%
Institutional Class[3]	w/o SC	(9.14%)	5.16%	7.77%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	A 5.75% front-end sales charge was deducted.
2	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
3	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of October 31, 2023)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn U.S. Small Cap Equity Fund, the Russell
2000® Index and the U.S. Consumer Price Index (CPI) over a 10-year period ended October 31, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The Russell 2000® Index measures performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and it represents approximately 7% of the U.S. market. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased barometer for the small-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2023 Annual Report	71

abrdn U.S. Small Cap Equity Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2023 (Unaudited)

Asset Allocation
Common Stocks	95.9%
Short-Term Investment	3.8%
Other Assets in Excess of Liabilities	0.3%
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Industrials	22.4%
Financials	17.4%
Information Technology	14.0%
Health Care	12.3%
Energy	8.9%
Consumer Discretionary	8.9%
Materials	4.8%
Consumer Staples	3.5%
Real Estate	2.2%
Utilities	1.5%
Short-Term Investment	3.8%
Assets in Excess of Other Liabilities	0.3%
100.0%
Top Ten Holdings
CyberArk Software Ltd.	3.1%
Wintrust Financial Corp.	3.0%
Integer Holdings Corp.	2.8%
Onto Innovation, Inc.	2.8%
Donnelley Financial Solutions, Inc.	2.8%
Parsons Corp.	2.8%
Atkore, Inc.	2.8%
Graphic Packaging Holding Co.	2.7%
ChampionX Corp.	2.6%
Magnolia Oil & Gas Corp.	2.6%

Countries
United States	83.4%
Canada	7.0%
Israel	3.1%
India	2.4%
Short-Term Investment	3.8%
Assets in Excess of Other Liabilities	0.3%
100.0%

72	2023 Annual Report

Statement of Investments
October 31, 2023 abrdn U.S. Small Cap Equity Fund

Shares		Value
COMMON STOCKS—95.9%
CANADA—7.0%
Consumer Discretionary—1.2%
Aritzia, Inc.(a)	280,530	$ 4,363,463
Financials—3.6%
CI Financial Corp.	662,616	6,006,189
TMX Group Ltd.	340,411	7,089,288
		13,095,477
Industrials—2.2%
ATS Corp.(a)	237,929	8,012,464
Total Canada		25,471,404
INDIA—2.4%
Industrials—2.4%
WNS Holdings Ltd., ADR(a)	163,051	8,856,930
ISRAEL—3.1%
Information Technology—3.1%
CyberArk Software Ltd.(a)	69,061	11,301,142
UNITED STATES—83.4%
Consumer Discretionary—7.7%
Boot Barn Holdings, Inc.(a)	98,528	6,847,696
Dorman Products, Inc.(a)	108,417	6,741,369
LGI Homes, Inc.(a)	42,397	4,006,940
Monro, Inc.	132,134	3,279,566
Stride, Inc.(a)	132,612	7,291,008
		28,166,579
Consumer Staples—3.5%
elf Beauty, Inc.(a)	93,992	8,706,479
Vita Coco Co., Inc.(a)	150,505	4,078,685
		12,785,164
Energy—8.9%
Callon Petroleum Co.(a)	165,451	6,179,595
ChampionX Corp.	315,163	9,707,020
Magnolia Oil & Gas Corp., Class A	417,067	9,363,154
SM Energy Co.	177,967	7,175,630
		32,425,399
Financials—13.8%
Banner Corp.	127,621	5,386,882
Donnelley Financial Solutions, Inc.(a)	188,175	10,242,365
First Interstate BancSystem, Inc., Class A	268,914	6,203,846
PJT Partners, Inc., Class A	112,477	8,813,698
PRA Group, Inc.(a)	40,844	502,790
Seacoast Banking Corp. of Florida	404,963	8,184,302
Wintrust Financial Corp.	147,155	10,991,007
		50,324,890
Health Care—12.3%
Alphatec Holdings, Inc.(a)	465,363	4,272,032
CONMED Corp.	76,071	7,413,880
Harmony Biosciences Holdings, Inc.(a)	198,579	4,674,550
Integer Holdings Corp.(a)	127,392	10,340,409
Ligand Pharmaceuticals, Inc.(a)	114,799	6,002,840
Merit Medical Systems, Inc.(a)	121,129	8,326,407
OmniAb, Inc. 12.5 Earnout(a)(b)	58,211	–
OmniAb, Inc. 15.0 Earnout(a)(b)	58,211	–
Pacira BioSciences, Inc.(a)	134,986	3,814,704
		44,844,822
Shares		Value

Industrials—17.8%
Ameresco, Inc., Class A(a)	232,359	$ 6,076,188
ArcBest Corp.	71,776	7,814,971
Atkore, Inc.(a)	80,626	10,020,199
AZEK Co., Inc. (The)(a)	270,732	7,093,178
Casella Waste Systems, Inc., Class A(a)	108,463	8,183,533
EnPro Industries, Inc.	80,214	8,908,567
Parsons Corp.(a)	180,243	10,192,742
Shyft Group, Inc. (The)	14,614	160,462
Werner Enterprises, Inc.	179,850	6,532,152
		64,981,992
Information Technology—10.9%
Cohu, Inc.(a)	270,758	8,160,646
Onto Innovation, Inc.(a)	91,707	10,305,115
Perficient, Inc.(a)	140,695	8,187,042
Verint Systems, Inc.(a)	228,485	4,297,803
Workiva, Inc.(a)	104,219	9,076,433
		40,027,039
Materials—4.8%
Graphic Packaging Holding Co.	456,855	9,826,951
Materion Corp.	78,924	7,654,050
		17,481,001
Real Estate—2.2%
Terreno Realty Corp., REIT	155,040	8,260,531
Utilities—1.5%
ONE Gas, Inc.	88,729	5,359,232
Total United States		304,656,649
Total Common Stocks		350,286,125
SHORT-TERM INVESTMENT—3.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.30%(c)	13,732,775	13,732,775
Total Short-Term Investment		13,732,775
Total Investments (Cost $403,451,131)(d)—99.7%		364,018,900
Other Assets in Excess of Liabilities—0.3%		1,011,414
Net Assets—100.0%		$365,030,314
Amounts listed as “–” are $0 or round to $0.
(a)	Non-income producing security.
(b)	Illiquid security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2023.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
2023 Annual Report	73

abrdn U.S. Sustainable Leaders Fund  (Unaudited)

Market review
Global stock markets generally rose over the 12 months under review. Inflation dominated the economic environment. Central banks in Western economies raised interest rates faster and much further than previously anticipated to counter multi-decade-high inflation. Despite these aggressive central bank actions, core inflation—which strips out volatile items such as energy and food—stayed at elevated levels in many countries. Nevertheless, global economic growth held up better than many investors expected, defying fears of a recession triggered by higher rates.
As U.S. and Eurozone inflation trended down towards the end of 2022, investors’ hopes rose that an end to interest rate rises could be in sight. Therefore, 2023 started with strong stock market gains. However, the collapse of two regional U.S. banks and the forced sale of Credit Suisse to rival UBS in March then evoked fears of a banking crisis. Despite an initial sell-off, stock markets recovered, helped by expectations of lower peak interest rates. After more market volatility1 in April and May, equities performed strongly over June and July due to news of a compromise agreement on the U.S. debt ceiling2 and further encouraging inflation data. This was despite still-hawkish rhetoric from central banks. Equities then generated negative returns in August, September, and October given concerns that interest rates would stay higher for longer, with the outbreak of war between Israel and Hamas adding to existing inflationary worries.
U.S. equity markets posted gains, despite the macroeconomic uncertainty. Within the Russell 3000 Index, six of the 11 sectors declined in the past 12 months although these were narrowly concentrated within the market. The utilities, real estate, and healthcare sectors were notable detractors. Conversely, the communication services and information technology sectors returned approximately 31.94% and 28.47%, respectively.
Fund performance review
The abrdn U.S. Sustainable Leaders Fund returned 3.30% (Institutional Share class, net of fees) on a U.S. dollar basis for the 12-month reporting period ending October 31, 2023, versus the 8.38% return of its benchmark, the Russell 3000 Index3, and versus the 17.32% return of its secondary benchmark, the Russell 3000 Growth Index4, during the same period.
During the past 12 months, weak stock selection in the information technology sector, in particular our lack of exposure to chipmaker NVIDIA, which recorded gains, weighed on relative performance. On the other hand, our stock selection in the healthcare sector added to relative returns.
At the stock level, SVB Financial Group, which went into receivership, was unfavorable. Its shares fell substantially in the day before trading was suspended and lost most of their remaining value when trading restarted several weeks later, and we exited our position. New Fortress Energy was also weak as declines in European natural gas prices made investors less optimistic about the level of profitability that the company could achieve with its new liquefied natural gas facilities, which are intended to help supply the European markets after the switch away from Russian gas supplies.
Conversely, Microsoft Corporation contributed to performance as investors continued to gain more confidence in its ability to monetize developments in artificial intelligence (AI) across a wide range of its products. Biopharmaceutical company Horizon Therapeutics was positive following its acquisition by Amgen. Meanwhile, pharmaceutical company Eli Lilly’s stock benefited substantially after its peer Novo Nordisk’s trial showed that the GLP-1 anti-obesity drug had a significant impact in overall cardiovascular health, which made investors more positive on the company’s similar drug set to launch next year.
In terms of key portfolio activity, within the healthcare sector, the Fund bought life science and diagnostics company Danaher, as we are positive on its medium-term growth prospects, especially in biopharma processing, and believe that the current inventory overhang affecting the industry might be temporary. We also initiated a position in Eli Lilly due to the potential benefits from anti-obesity drug sales and its new drug pipeline. We added healthcare and insurance provider UnitedHealth Group as we expect growth opportunities for its value-based care initiatives. In industrials, the Fund bought the Canadian railroad Canadian Pacific Kansas City due to potential benefits from Kansas City Southern deal synergies, funding it from the sale of Canadian National Railway Company. We also initiated our preferred waste company Waste Management.
Within the consumer segments, we introduced a Fund holding in our preferred consumer-staple5 company, Procter & Gamble (P&G). We believe P&G could continue to benefit from its investment in new products and improved marketing, which it is funding from some of the higher sales it made during the pandemic. The Fund added clothing retailer Lululemon Athletica as we think it has strong potential from sustainable growth through gaining market share, new store growth, and expanding into new markets. We initiated holding in the department store TJX Companies as we see value-based retail benefiting from a tighter consumer environment. Elsewhere, we added index provider company Morgan Stanley Capital International (MSCI), where we see strong growth prospects for its index-provider business. Lastly, we initiated software company Cadence Design Systems, which we believe could benefit from ongoing structural growth in semiconductor design, with the added benefit of cloud
{foots1}
1	If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable, it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
2	The maximum amount of money that the U.S. government is allowed to borrow to meet its obligations.
{foots1}
3	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market, as of the most recent reconstitution.
{foots1}
4	The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years).
{foots1}
5	Consumer staples refers to industries associated with goods and services that consumers tend to buy in any economic climate and thus are less sensitive to changes in the economy. Examples include food and drugs.
74	2023 Annual Report

abrdn U.S. Sustainable Leaders Fund  (Unaudited)  (continued)

hyperscalers6 looking to design their own chips to ease the shortage of NVIDIA’s AI chips.
Conversely, in the healthcare sector, we sold Horizon Therapeutics post the announcement that the company was being bid for, at which point the share price reflected the upside from the bid. We also disposed of orthopedic product supplier Conmed Corporation as we became more sceptical about the company’s capital allocation strategy. Within the consumer segments, we sold home-improvement retail company Home Depot as we believed growth was more at risk in a recessionary environment, especially given the high interest rate backdrop. We also offloaded the department store Burlington Stores due to concerns over the company’s ability to execute turnaround plans amid a challenged consumer environment. The Fund sold vitamin and health-supplement company Jamieson Wellness, as we were concerned about the company’s ability to execute international growth plans in the near-term. Lastly, we disposed of consumer products supplier Colgate-Palmolive to fund the purchase of preferred stock in P&G.
In the industrials sector, we sold digital infrastructure company Vertiv Holdings, as its near-term margin recovery appeared to be priced into the stock, and engineered equipment manufacturer Chart Industries since we were less satisfied with the outlook for return on capital. Within information technology, we disposed of energy technology company SolarEdge Technologies as we believed the macroeconomic environment could continue to postpone U.S. demand recovery. We also sold ICON, a clinical trials research company, given the uncertainty around the rate of future development projects from the biopharma industry. Elsewhere, we sold investment company Hannon Armstrong Sustainable due to possible negative effects from the inflation and interest rate environment. Finally, we offloaded cable company Cable One amid signs of increased competition in rural broadband markets.
Outlook
Earnings forecasts for the market as a whole are roughly unchanged year to date in 2023, but looking below the surface, forecasts excluding the large technology companies have been trending downwards. Furthermore, full-year forecasts require significant acceleration in earnings growth in the fourth quarter, which carries further risks, in our view.
Large technology companies have seen multiples expand during the past 12 months. However, we believe it is difficult to determine how far this can proceed, especially given how narrow the market leadership has been so far this year. As a result, we remain cautious on the market outlook while focusing our positions on companies that we believe have more defensive revenue streams within their industry, typically linked to structural themes.
Portfolio Management:
Developed Markets Sustainable & Thematic Equity Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
The Fund’s “Sustainable Leaders” strategy could cause it to perform differently compared to funds that do not have such strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to the Fund’s Sustainable Leaders strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.
Please read the prospectus for more detailed information regarding these and other risks.

{foots1}
6	Cloud hyperscalers are large-scale providers of cloud-based services.
2023 Annual Report	75

abrdn U.S. Sustainable Leaders Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2023)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	3.00%	7.84%	7.84%
	w/SC2	(2.90%)	6.58%	7.20%
Class C	w/o SC	2.09%	7.04%	7.05%
	w/SC3	1.09%	7.04%	7.05%
Institutional Service Class[4]	w/o SC	3.23%	8.08%	8.07%
Institutional Class[4]	w/o SC	3.30%	8.16%	8.16%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategies effective December 1, 2020. Performance information for periods prior to December 1, 2020 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen U.S. Multi-Cap Equity Fund to abrdn U.S. Sustainable Leaders Fund.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of October 31, 2023)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn U.S. Sustainable Leaders Fund, Russell 3000® Index, Russell 3000® Growth Index and the U.S. Consumer Price Index (CPI) over a 10-year period ended October 31, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years). The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
76	2023 Annual Report

abrdn U.S. Sustainable Leaders Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2023 (Unaudited)

Asset Allocation
Common Stocks	96.8%
Short-Term Investment	3.3%
Liabilities in Excess of Other Assets	(0.1%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Information Technology	27.3%
Software	18.9%
IT Services	5.7%
Semiconductors & Semiconductor Equipment	2.7%
Health Care	18.1%
Industrials	15.6%
Financials	15.5%
Consumer Discretionary	6.3%
Consumer Staples	5.0%
Utilities	4.4%
Materials	2.9%
Energy	1.7%
Short-Term Investment	3.3%
Liabilities in Excess of Other Assets	(0.1%)
100.0%
Top Ten Holdings
Microsoft Corp.	13.8%
Mastercard, Inc.	5.7%
Merck & Co., Inc.	4.6%
Eli Lilly & Co.	4.3%
Integer Holdings Corp.	3.8%
TJX Cos., Inc. (The)	3.6%
Procter & Gamble Co. (The)	3.6%
Amdocs Ltd.	3.3%
LPL Financial Holdings, Inc.	3.3%
UnitedHealth Group, Inc.	3.2%

Countries
United States	86.6%
Canada	7.1%
Israel	3.1%
Short-Term Investment	3.3%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

2023 Annual Report	77

Statement of Investments
October 31, 2023 abrdn U.S. Sustainable Leaders Fund

Shares		Value
COMMON STOCKS—96.8%
CANADA—7.1%
Financials—1.8%
CI Financial Corp.	619,365	$ 5,614,147
Industrials—5.3%
ATS Corp.(a)	223,629	7,530,899
Canadian Pacific Kansas City Ltd.	129,805	9,212,261
		16,743,160
Total Canada		22,357,307
ISRAEL—3.1%
Information Technology—3.1%
Nice Ltd., ADR(a)	62,974	9,720,037
UNITED STATES—86.6%
Consumer Discretionary—6.3%
Lululemon Athletica, Inc.(a)	22,205	8,737,224
TJX Cos., Inc. (The)	129,673	11,420,301
		20,157,525
Consumer Staples—5.0%
Darling Ingredients, Inc.(a)	100,656	4,458,054
Procter & Gamble Co. (The)	75,666	11,352,170
		15,810,224
Energy—1.7%
New Fortress Energy, Inc.	174,750	5,294,925
Financials—13.7%
American Express Co.	59,275	8,655,928
LPL Financial Holdings, Inc.	46,531	10,447,140
Mastercard, Inc., Class A	48,068	18,090,392
MSCI, Inc.	13,055	6,156,085
		43,349,545
Health Care—18.1%
Danaher Corp.	36,864	7,078,625
Eli Lilly & Co.	24,941	13,815,568
Integer Holdings Corp.(a)	148,132	12,023,874
Merck & Co., Inc.	141,297	14,511,202
UnitedHealth Group, Inc.	19,012	10,182,067
		57,611,336
Industrials—10.3%
Advanced Drainage Systems, Inc.	34,732	3,710,420
Atkore, Inc.(a)	55,485	6,895,676
Tetra Tech, Inc.	65,284	9,852,008
Trex Co., Inc.(a)	84,949	4,774,983
Veralto Corp.(a)	12,288	847,872
Waste Management, Inc.	41,069	6,748,869
		32,829,828
Information Technology—24.2%
Accenture PLC, Class A	25,917	7,699,682
Amdocs Ltd.	131,744	10,560,599
Cadence Design Systems, Inc.(a)	26,792	6,426,061
Marvell Technology, Inc.	182,423	8,614,014
Microsoft Corp.	129,182	43,677,726
		76,978,082
Materials—2.9%
Crown Holdings, Inc.(a)	114,143	9,199,926
Shares		Value

Utilities—4.4%
American Water Works Co., Inc.	56,947	$ 6,699,814
CenterPoint Energy, Inc.	265,126	7,126,587
		13,826,401
Total United States		275,057,792
Total Common Stocks		307,135,136
SHORT-TERM INVESTMENT—3.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.30%(b)	10,572,478	10,572,478
Total Short-Term Investment		10,572,478
Total Investments (Cost $293,779,129)(c)—100.1%		317,707,614
Liabilities in Excess of Other Assets—(0.1%)		(198,808)
Net Assets—100.0%		$317,508,806

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2023.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
78	2023 Annual Report

abrdn U.S. Sustainable Leaders Smaller Companies Fund  (Unaudited)

Market review
Global stock markets generally rose over the 12 months under review. Inflation dominated the economic environment. Central banks in Western economies raised interest rates faster and much further than previously anticipated to counter multi-decade-high inflation. Despite these aggressive central bank actions, core inflation—which strips out volatile items such as energy and food—stayed at elevated levels in many countries. Nevertheless, global economic growth held up better than many investors expected, defying fears of a recession triggered by higher rates.
As U.S. and eurozone inflation trended down towards the end of 2022, investors’ hopes rose that an end to interest-rate rises could be in sight. Therefore, 2023 started with strong stock market gains. However, the collapse of two regional U.S. banks and the forced sale of Credit Suisse to rival UBS in March then evoked fears of a banking crisis. Despite an initial sell-off, stock markets recovered, helped by expectations of lower peak interest rates. After more market volatility1 in April and May, equities performed strongly over June and July due to news of a compromise agreement on the U.S. debt ceiling2 and further encouraging inflation data. This was despite still-hawkish rhetoric from central banks. Equities then generated negative returns in August, September, and October given concerns that interest rates would stay higher for longer, with the outbreak of war between Israel and Hamas adding to existing inflationary worries.
Broader U.S. equity markets, as measured by the Russell 3000 Index3, also posted gains, despite the macroeconomic uncertainty. Within the Russell 2500 Index, five of the 11 sectors declined in the past 12 months. Healthcare, financials, utilities, and communication services were notable laggards. Conversely, industrials returned approximately 6.0%.
Fund performance review
The abrdn U.S. Sustainable Leaders Smaller Companies Fund returned -9.61% (Institutional Class shares, net of fees) for the 12-month reporting period ending October 31, 2023, versus the -4.63% return of its benchmark, the Russell 2500 Index4, and versus the -4.80% return of its secondary benchmark, the Russell 2500 Growth Index5, during the same period.
During the reporting period, weak stock selection in the consumer staples6, information technology, and financials sectors weighed on the Fund’s performance. On the other hand, our stock selection in the healthcare sector was strong and added to returns.
At the stock level, SVB Financial Group, which went into receivership, was unfavorable. The shares fell substantially in the day before trading was suspended and lost most of their remaining value when trading restarted several weeks later, and we exited the Fund’s position. Ameresco, a clean technology engineering and construction company, underperformed as investors became increasingly concerned that the demand for its services and project-level returns could be negatively affected by higher interest rates. Meanwhile, fashion retailer Aritzia declined after lowering its outlook due to decelerating traffic and higher-than-expected expenses.
Conversely, Vertiv Holdings added to returns as the adoption of artificial intelligence (AI) could provide a tailwind for its thermal offering, increasing investor confidence in the company’s growth prospects. Semiconductor company Onto Innovation was positive as it confirmed a large order for its advanced packaging system, a segment benefiting from demand for AI. Electrical raceway systems manufacturer Atkore was also favorable as its stock benefitted from the strong performance of cyclicals7.
In key portfolio activity, the Fund initiated holdings in medical-device company Merit Medical Systems and cosmetics company e.l.f. Beauty. In the healthcare sector, the Fund sold biopharmaceutical company Horizon Therapeutics and life sciences company Cryoport. Within the financials sector, the Fund disposed of the American bank Live Oak Bancshares and investment company Hannon Armstrong Sustainable. Within the consumer segments, the Fund sold vitamin and health-supplement company Jamieson Wellness, enterprise telecommunications company Cogent Communications Holdings, and retailer Burlington Stores. We also sold SunOpta, a manufacturer of plant-based milks and fruit products. In the information technology sector, we disposed of energy technology company SolarEdge Technologies and semiconductor manufacturer Wolfspeed. Elsewhere, we sold The Shyft Group, a manufacturer of truck and van products.
Outlook
{foots1}
1	If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
2	The maximum amount of money that the U.S. government is allowed to borrow to meet its obligations.
{foots1}
3	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market, as of the most recent reconstitution.
{foots1}
4	The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.
{foots1}
5	The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500® companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years).
{foots1}
6	Industries associated with goods and services that consumers tend to buy in any economic climate and thus are less sensitive to changes in the economy. Examples include food and drugs.
{foots1}
7	Companies who produce products/services which are likely to be affected by changes in economic conditions – e.g. luxury goods, holidays.
2023 Annual Report	79

abrdn U.S. Sustainable Leaders Smaller Companies Fund  (Unaudited)  (continued)

In September 2023, the U.S. Federal Reserve (Fed) paused its monetary8 tightening cycle, but the resilient U.S. economy and the choppy descent of inflation have caused the Fed to keep the door open for another hike, if necessary. Importantly, the Fed’s 'dot plot'9, which provides insight into the members’ rate outlooks, displayed an unexpected tempering of expected reductions in 2024, going from four cuts to two. This conforms with the Fed’s narrative of prolonged higher interest rates being required to achieve its 2% inflation target, triggering a sell-off in bonds and equities as the 10-year yield breached 5%. Up to this point, consumption has remained strong, buoyed by a loosening but still healthy labor market and excess savings accumulated during the pandemic. However, as these savings balances are depleted amid rising gas prices, higher debt servicing costs, and the resumption of student loan payments, we expect consumption to be pressured and underlying growth in the U.S. to slow. In line with this, the abrdn ‘house’ view remains that a mild recession is likely, beginning in the middle of 2024.
We continue to have a constructive view on the small-cap asset class. First, the asset class remains a compelling and attractive investment on both a relative and absolute basis, in our view, with the discount for small companies relative to large ones at generational lows. Second, small caps have historically recovered strongly after significant market drawdowns10 and have outperformed larger companies during the rebound phase. Third, small caps historically have performed well against a backdrop of high-but-declining inflation. Fourth, we believe that merger and acquisition activity is picking up. Given that corporate balance sheets are flush with cash, we expect the trend to continue and to benefit small companies. Finally, higher-quality companies look increasingly cheap relative to lower-quality companies, in our view, which is a core investment tenet of the small-cap strategy. However, we believe that rising yields are pressuring the small cap asset class and some clarity on peak rates could create a catalyst for the asset class.
Portfolio Management:
Developed Markets Smaller Companies Equity Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and currency exchange rate, political and economic risks.
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
Please read the prospectus for more detailed information regarding these and other risks.

{foots1}
8	Monetary policy are decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
{foots1}
9	Dot plot - A chart that the U.S. Federal Reserve uses to display its members' predictions for the future path of the Federal Funds Rate.
{foots1}
10	How much the market has declined from its historical peak.
80	2023 Annual Report

abrdn U.S. Sustainable Leaders Smaller Companies Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2023)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(9.86%)	6.47%	5.23%
	w/SC2	(14.99%)	5.21%	4.61%
Class R3	w/o SC	(10.22%)	6.16%	4.87%
Institutional Service Class[3]	w/o SC	(9.79%)	6.68%	5.40%
Institutional Class[3]	w/o SC	(9.61%)	6.81%	5.57%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategies effective December 1, 2020. Performance information for periods prior to December 1, 2020 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Focused U.S. Equity Fund to abrdn U.S. Sustainable Leaders Smaller Companies Fund. The Fund changed its investment strategies effective November 15, 2017. Performance information for periods prior to November 15, 2017 does not reflect the current investment strategy. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of October 31, 2023)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn U.S. Sustainable Leaders Smaller Companies Fund, the Russell 2500® Index, the Russell 2500® Growth Index and the
Consumer Price Index (CPI) over a 10-year period ended October 31, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The Russell 2500® Index measures the performance of the small to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.
The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500® companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years). The Russell 2500® Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2023 Annual Report	81

abrdn U.S. Sustainable Leaders Smaller Companies Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2023 (Unaudited)

Asset Allocation
Common Stocks	98.2%
Short-Term Investment	1.5%
Other Assets in Excess of Liabilities	0.3%
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Industrials	26.0%
Commercial Services & Supplies	6.1%
Electrical Equipment	6.0%
Building Products	4.5%
Life Sciences Tools & Services	3.7%
Professional Services	2.2%
Construction & Engineering	2.0%
Ground Transportation	1.5%
Information Technology	18.5%
Financials	17.3%
Health Care	15.5%
Materials	6.9%
Consumer Staples	5.1%
Energy	3.6%
Utilities	3.4%
Consumer Discretionary	1.9%
Short-Term Investment	1.5%
Assets in Excess of Other Liabilities	0.3%
100.0%
Top Ten Holdings
Amdocs Ltd.	4.1%
CyberArk Software Ltd.	4.1%
Tetra Tech, Inc.	4.1%
CONMED Corp.	4.1%
Onto Innovation, Inc.	4.0%
PJT Partners, Inc.	3.9%
Integer Holdings Corp.	3.9%
Crown Holdings, Inc.	3.7%
New Fortress Energy, Inc.	3.6%
Essential Utilities, Inc.	3.4%

Countries
United States	81.6%
Canada	9.5%
Israel	7.1%
Short-Term Investment	1.5%
Assets in Excess of Other Liabilities	0.3%
100.0%

82	2023 Annual Report

Statement of Investments
October 31, 2023 abrdn U.S. Sustainable Leaders Smaller Companies Fund

Shares		Value
COMMON STOCKS—98.2%
CANADA—9.5%
Consumer Discretionary—1.9%
Aritzia, Inc.(a)	13,818	$ 214,930
Financials—5.8%
CI Financial Corp.	36,973	335,136
TMX Group Ltd.	15,817	329,400
		664,536
Industrials—1.8%
ATS Corp.(a)	6,316	212,697
Total Canada		1,092,163
ISRAEL—7.1%
Information Technology—7.1%
CyberArk Software Ltd.(a)	2,876	470,628
Nice Ltd., ADR(a)	2,183	336,946
		807,574
UNITED STATES—81.6%
Consumer Staples—5.1%
Darling Ingredients, Inc.(a)	7,683	340,280
elf Beauty, Inc.(a)	2,640	244,543
		584,823
Energy—3.6%
New Fortress Energy, Inc.	13,418	406,565
Financials—11.5%
First Interstate BancSystem, Inc., Class A	10,839	250,056
LPL Financial Holdings, Inc.	1,616	362,824
PJT Partners, Inc., Class A	5,773	452,372
Seacoast Banking Corp. of Florida	12,593	254,505
		1,319,757
Health Care—15.5%
CONMED Corp.	4,786	466,443
ICON PLC(a)	1,429	348,619
Inmode Ltd.(a)	10,888	207,961
Integer Holdings Corp.(a)	5,439	441,484
Merit Medical Systems, Inc.(a)	4,486	308,368
		1,772,875
Industrials—24.2%
Advanced Drainage Systems, Inc.	2,363	252,439
Ameresco, Inc., Class A(a)	8,796	230,016
Atkore, Inc.(a)	3,021	375,450
Casella Waste Systems, Inc., Class A(a)	3,080	232,386
Chart Industries, Inc.(a)	1,827	212,352
JB Hunt Transport Services, Inc.	983	168,948
Paylocity Holding Corp.(a)	1,432	256,901
Tetra Tech, Inc.	3,114	469,934
Trex Co., Inc.(a)	4,711	264,805
Vertiv Holdings Co.	7,853	308,387
		2,771,618
Information Technology—11.4%
Amdocs Ltd.	5,913	473,986
Onto Innovation, Inc.(a)	4,074	457,796
Perficient, Inc.(a)	6,485	377,362
		1,309,144
Shares		Value

Materials—6.9%
Crown Holdings, Inc.	5,247	$ 422,908
Graphic Packaging Holding Co.	17,129	368,445
		791,353
Utilities—3.4%
Essential Utilities, Inc.	11,670	390,478
Total United States		9,346,613
Total Common Stocks		11,246,350
SHORT-TERM INVESTMENT—1.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.30%(b)	165,748	165,748
Total Short-Term Investment		165,748
Total Investments (Cost $13,131,641)(c)—99.7%		11,412,098
Other Assets in Excess of Liabilities—0.3%		35,881
Net Assets—100.0%		$11,447,979

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2023.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
2023 Annual Report	83

Statements of Assets and Liabilities
October 31, 2023

	abrdn China A Share Equity Fund	abrdn Dynamic Dividend Fund	abrdn EM SMA Completion Fund	abrdn Emerging Markets ex-China Fund	abrdn Emerging Markets Fund
Assets:
Investments, at value	$23,372,643	$90,671,716	$288,802	$39,333,920	$1,752,091,914
Short-term investments, at value	794,009	–	5,429	2,204,243	32,087,375
Foreign Currency, at value	–	–	647	25,760	15,654
Cash	–	73,869	–	–	–
Receivable for investments sold	–	463,213	–	–	7,439,358
Interest and dividends receivable	2,364	418,785	512	39,587	1,769,095
Receivable for capital shares issued	249	234	–	56,310	373,380
Unrealized appreciation on forward foreign currency exchange contracts	–	26,065	–	–	–
Receivable from Adviser	–	13,885	2,910	54,909	–
Tax reclaim receivable	–	396,679	–	12,454	256,977
Prepaid expenses	29,423	18,481	1	48,979	47,076
Total Assets	24,198,688	92,082,927	298,301	41,776,162	1,794,080,829
Liabilities:
Due to Custodian	–	84,435	–	–	–
Payable for investments purchased	–	–	–	494,650	–
Payable for capital shares redeemed	2,715	14,158	–	29,313	6,522,164
Accrued foreign capital gains tax	–	–	–	104,677	7,096,533
Line of credit payable	–	283,253	–	–	–
Accrued expenses and other payables:
Administration fees	1,689	5,605	19	2,671	126,029
Audit fees	5,110	5,111	5,111	5,110	5,110
Custodian fees	21,911	17,579	10,000	55,475	1,000,885
Distribution fees	3,556	786	–	4,757	52,463
Fund accounting fees	1,196	6,677	8	1,085	71,188
Interest expense on line of credit	–	1,130	–	–	–
Investment advisory fees	44,496	79,164	–	30,052	1,792,012
Legal fees	1,215	4,322	13	1,799	87,803
Printing fees	4,849	6,560	2,656	5,901	48,383
Sub-transfer agent and administrative services fees	4,577	5,658	–	3,402	447,959
Transfer agent fees	4,863	4,075	2,136	5,646	25,905
Other accrued expenses	15,569	16,470	10,807	18,778	43,546
Total liabilities	111,746	534,983	30,750	763,316	17,319,980
Net assets	$24,086,942	$91,547,944	$267,551	$41,012,846	$1,776,760,849
Cost:
Investments	34,492,155	79,984,988	336,769	41,240,606	1,901,395,428
Short-Term Investments	794,009	–	5,429	2,204,243	32,087,375
Foreign currency	–	–	657	26,997	15,661
Represented by:
Paid in capital in excess of par value	$54,434,170	$83,029,957	$323,672	$46,692,267	$2,033,043,667
Distributable earnings (accumulated loss)	(30,347,228)	8,517,987	(56,121)	(5,679,421)	(256,282,818)
Net Assets	$24,086,942	$91,547,944	$267,551	$41,012,846	$1,776,760,849
Net Assets:
Class A	$7,929,363	$3,619,351	$–	$20,113,950	$42,709,524
Class C	985,876	–	–	154,231	2,081,457
Class R	2,382,409	–	–	519,288	94,625,148
Institutional Service Class	348,796	–	–	57,663	477,809,375
Institutional Class	12,440,498	87,928,593	267,551	20,167,714	1,159,535,345
Total	$24,086,942	$91,547,944	$267,551	$41,012,846	$1,776,760,849 Amounts listed as “–” are $0 or round to $0. See Notes to Financial Statements.
84	2023 Annual Report

Statements of Assets and Liabilities  (continued)
October 31, 2023

	abrdn China A Share Equity Fund	abrdn Dynamic Dividend Fund	abrdn EM SMA Completion Fund	abrdn Emerging Markets ex-China Fund	abrdn Emerging Markets Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	369,107	960,413	–	1,955,931	3,586,832
Class C Shares	49,423	–	–	16,997	177,272
Class R Shares	114,823	–	–	54,838	8,077,262
Institutional Service Class Shares	16,037	–	–	5,462	39,970,525
Institutional Class Shares	567,964	23,321,884	32,947	1,939,438	96,374,141
Total Shares Outstanding per Class	1,117,354	24,282,297	32,947	3,972,666	148,186,032
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$21.48	$3.77	$–	$10.28	$11.91
Class C Shares	19.95	–	–	9.07	11.74
Class R Shares	20.75	–	–	9.47	11.72
Institutional Service Class Shares	21.75	–	–	10.56	11.95
Institutional Class Shares	21.90	3.77	8.12	10.40	12.03
Maximum Offering Price Per Share (100%/(100% - maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$22.79	$4.00	$–	$10.91	$12.64
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	–%	5.75%	5.75%
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Annual Report	85

Statements of Assets and Liabilities  (continued)
October 31, 2023

	abrdn Emerging Markets Sustainable Leaders Fund	abrdn Global Equity Impact Fund	abrdn Global Infrastructure Fund	abrdn International Small Cap Fund	abrdn International Sustainable Leaders Fund
Assets:
Investments, at value	$69,367,186	$42,674,544	$41,824,325	$122,397,729	$72,541,953
Short-term investments, at value	608,660	753,644	–	6,283,021	951,772
Foreign Currency, at value	118,695	135,506	5,329	177,258	4,406
Receivable for investments sold	247,432	–	849,308	–	–
Interest and dividends receivable	79,183	4,030	58,434	161,864	13,478
Receivable for Article 63 EU Tax Reclaims (See Note 2(i))	–	518,186	–	–	967,463
Receivable for capital shares issued	1,041	5,691	2,204	6,989	388
Receivable from Adviser	–	–	16,292	21,630	–
Tax reclaim receivable	133,031	76,940	12,192	71,444	183,816
Prepaid expenses	28,015	326	16,247	29,479	566
Total Assets	70,583,243	44,168,867	42,784,331	129,149,414	74,663,842
Liabilities:
Due to Custodian	–	–	105,125	–	–
Payable for investments purchased	–	–	346,433	427,802	969,113
Payable for capital shares redeemed	6,826	17,966	1,161,902	178,712	28,550
Payable to IRS on behalf of shareholders related to Article 63 EU Tax Reclaims (see Note 2(i))	–	1,281,441	–	–	2,160,668
Accrued foreign capital gains tax	230,857	–	–	–	46,440
Line of credit payable	–	–	591,427	–	–
Accrued expenses and other payables:
Administration fees	4,881	2,966	2,522	9,047	4,910
Audit fees	5,110	5,111	5,110	5,111	5,110
Custodian fees	72,506	28,136	19,150	71,676	43,586
Distribution fees	3,286	5,493	2,138	12,117	13,698
Fund accounting fees	2,692	1,609	3,149	5,513	2,698
Interest expense on line of credit	–	–	221	–	–
Investment advisory fees	49,699	11,850	30,621	93,303	24,472
Legal fees	3,329	2,037	2,054	6,300	3,318
Printing fees	7,815	6,349	5,750	10,552	7,817
Sub-transfer agent and administrative services fees	5,791	3,936	3,762	13,531	9,023
Transfer agent fees	10,047	3,578	3,018	9,541	4,378
Other accrued expenses	19,263	19,504	15,838	19,995	19,966
Total liabilities	422,102	1,389,976	2,298,220	863,200	3,343,747
Net assets	$70,161,141	$42,778,891	$40,486,111	$128,286,214	$71,320,095
Cost:
Investments	86,998,265	43,783,502	39,552,616	136,510,030	90,932,150
Short-Term Investments	608,660	753,644	–	6,283,021	951,772
Foreign currency	114,667	153,197	5,660	182,665	4,443
Represented by:
Paid in capital in excess of par value	$121,875,505	$54,622,231	$37,896,907	$190,191,844	$491,212,761
Distributable earnings (accumulated loss)	(51,714,364)	(11,843,340)	2,589,204	(61,905,630)	(419,892,666)
Net Assets	$70,161,141	$42,778,891	$40,486,111	$128,286,214	$71,320,095
Net Assets:
Class A	$10,222,087	$25,479,881	$10,027,612	$50,827,804	$63,667,117
Class C	31,881	–	–	308,368	–
Class R	2,379,045	–	–	1,546,416	–
Institutional Service Class	50,678,399	–	–	–	–
Institutional Class	6,849,729	17,299,010	30,458,499	75,603,626	7,652,978
Total	$70,161,141	$42,778,891	$40,486,111	$128,286,214	$71,320,095 Amounts listed as “–” are $0 or round to $0. See Notes to Financial Statements.
86	2023 Annual Report

Statements of Assets and Liabilities  (continued)
October 31, 2023

	abrdn Emerging Markets Sustainable Leaders Fund	abrdn Global Equity Impact Fund	abrdn Global Infrastructure Fund	abrdn International Small Cap Fund	abrdn International Sustainable Leaders Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,053,606	2,021,235	506,124	2,166,185	2,858,022
Class C Shares	3,587	–	–	14,926	–
Class R Shares	262,811	–	–	71,226	–
Institutional Service Class Shares	5,064,004	–	–	–	–
Institutional Class Shares	678,361	1,367,519	1,533,471	3,175,581	332,520
Total Shares Outstanding per Class	7,062,369	3,388,754	2,039,595	5,427,918	3,190,542
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.70	$12.61	$19.81	$23.46	$22.28
Class C Shares	8.89	–	–	20.66	–
Class R Shares	9.05	–	–	21.71	–
Institutional Service Class Shares	10.01	–	–	–	–
Institutional Class Shares	10.10	12.65	19.86	23.81	23.02
Maximum Offering Price Per Share (100%/(100% - maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.29	$13.38	$21.02	$24.89	$23.64
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Annual Report	87

Statements of Assets and Liabilities  (continued)
October 31, 2023

	abrdn Realty Income & Growth Fund	abrdn U.S. Small Cap Equity Fund	abrdn U.S. Sustainable Leaders Fund	abrdn U.S. Sustainable Leaders Smaller Companies Fund
Assets:
Investments, at value	$34,312,845	$350,286,125	$307,135,136	$11,246,350
Short-term investments, at value	56,466	13,732,775	10,572,478	165,748
Foreign Currency, at value	771	–	–	–
Receivable for investments sold	1,103,663	3,182,610	–	50,188
Interest and dividends receivable	36,671	57,789	191,148	1,796
Receivable for capital shares issued	269	167,087	1,060	145
Receivable from Adviser	14,323	11,691	24,193	10,939
Prepaid expenses	10,883	29,166	37,736	20,632
Total Assets	35,535,891	367,467,243	317,961,751	11,495,798
Liabilities:
Due to Custodian	–	–	15,117	–
Payable for investments purchased	839,636	1,124,150	–	–
Payable for capital shares redeemed	5,999	786,655	63,956	389
Accrued expenses and other payables:
Administration fees	1,698	26,652	22,071	812
Audit fees	6,610	5,610	5,111	5,110
Custodian fees	5,455	23,619	11,481	8,672
Distribution fees	61	34,520	45,541	2,281
Fund accounting fees	2,713	18,525	11,483	495
Interest expense on line of credit	–	1,613	543	–
Investment advisory fees	29,984	279,264	206,916	7,612
Legal fees	1,640	19,124	15,146	569
Printing fees	5,198	23,040	9,770	4,757
Sub-transfer agent and administrative services fees	2,465	60,788	14,012	1,643
Transfer agent fees	2,752	16,831	15,530	4,130
Other accrued expenses	14,942	16,538	16,268	11,349
Total liabilities	919,153	2,436,929	452,945	47,819
Net assets	$34,616,738	$365,030,314	$317,508,806	$11,447,979
Cost:
Investments	30,839,369	389,718,356	283,206,651	12,965,893
Short-Term Investments	56,466	13,732,775	10,572,478	165,748
Foreign currency	785	–	–	–
Represented by:
Paid in capital in excess of par value	$30,603,345	$472,797,476	$324,922,641	$15,096,120
Distributable earnings (accumulated loss)	4,013,393	(107,767,162)	(7,413,835)	(3,648,141)
Net Assets	$34,616,738	$365,030,314	$317,508,806	$11,447,979
Net Assets:
Class A	$266,010	$83,828,183	$208,285,652	$6,277,889
Class C	–	16,007,118	326,677	–
Class R	–	2,772,904	–	2,012,951
Institutional Service Class	–	28,528,649	101,341,084	223,530
Institutional Class	34,350,728	233,893,460	7,555,393	2,933,609
Total	$34,616,738	$365,030,314	$317,508,806	$11,447,979
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	27,906	3,252,196	21,655,095	1,107,695
Class C Shares	–	852,224	47,605	–
Class R Shares	–	126,876	–	416,679
Institutional Service Class Shares	–	992,536	9,333,568	37,320
Institutional Class Shares	3,583,974	8,097,212	689,665	465,413
Total Shares Outstanding per Class	3,611,880	13,321,044	31,725,933	2,027,107 Amounts listed as “–” are $0 or round to $0. See Notes to Financial Statements.
88	2023 Annual Report

Statements of Assets and Liabilities  (concluded)
October 31, 2023

	abrdn Realty Income & Growth Fund	abrdn U.S. Small Cap Equity Fund	abrdn U.S. Sustainable Leaders Fund	abrdn U.S. Sustainable Leaders Smaller Companies Fund
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.53	$25.78	$9.62	$5.67
Class C Shares	–	18.78	6.86	–
Class R Shares	–	21.86	–	4.83
Institutional Service Class Shares	–	28.74	10.86	5.99
Institutional Class Shares	9.58	28.89	10.96	6.30
Maximum Offering Price Per Share (100%/(100% - maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.11	$27.35	$10.21	$6.02
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%

Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Annual Report	89

Statements of Operations
For the Year Ended October 31, 2023

	abrdn China A Share Equity Fund	abrdn Dynamic Dividend Fund	abrdn EM SMA Completion Fund(a)	abrdn Emerging Markets ex-China Fund	abrdn Emerging Markets Fund
Investment Income:
Dividend income	$580,388	$7,560,881	$7,569	$904,110	$62,430,641
Interest income	48,375	43,055	437	37,434	2,048,801
Securities lending income, net	—	—	—	—	36,367
Foreign tax withholding	(57,951)	(620,509)	(824)	(132,463)	(7,257,559)
Total Income	570,812	6,983,427	7,182	809,081	57,258,250
Expenses
Investment advisory fees	305,374	1,037,433	—	283,908	19,673,914
Trustee fees	4,639	14,095	29	4,456	295,321
Administration fees	28,741	82,995	163	25,236	1,748,792
Legal fees	7,485	24,982	40	6,542	463,073
Audit fees	44,110	36,110	25,111	44,111	44,111
Printing fees	10,003	27,627	5,249	18,924	112,875
Custodian fees	26,000	31,881	10,000	85,766	696,452
Transfer agent fees	28,179	40,110	3,000	45,819	277,289
Distribution fees Class A	26,822	10,563	—	53,371	157,366
Distribution fees Class C	15,902	—	—	1,541	34,561
Distribution fees Class R	16,632	—	—	3,000	521,501
Sub-transfer agent and administrative service fees Institutional Class	11,259	64,307	—	10,876	1,307,380
Sub-transfer agent and administrative service fees Class A	11,610	3,386	—	20,823	157,366
Sub-transfer agent and administrative service fees Class C	1,060	—	—	240	3,417
Sub-transfer agent and administrative service fees Class R	4,916	—	—	1,114	153,950
Sub-transfer agent and administrative service fees Institutional Service Class	399	—	—	65	776,640
Fund accounting fees	1,437	4,150	8	1,262	87,440
Registration and filing fees	46,152	—	—	68,306	195,801
Other	—	106,947	13,580	47,613	434,788
Total expenses before reimbursed/waived expenses	590,720	1,484,586	57,180	722,973	27,142,037
Interest expense (Note 9)	12,534	6,658	—	3,265	27,025
Total operating expenses before reimbursed/waived expenses	603,254	1,491,244	57,180	726,238	27,169,062
Expenses reimbursed	(158,769)	(119,893)	(57,180)	(296,060)	(1,294,758)
Net expenses	444,485	1,371,351	—	430,178	25,874,304
Net Investment Income	126,327	5,612,076	7,182	378,903	31,383,946
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(9,001,729)	254,759	(14,082)	(108,571)	(19,165,180)
Realized gain/(loss) on forward foreign currency exchange contracts	—	(52,597)	—	—	—
Realized gain/(loss) on foreign currency transactions	(18,432)	(28,633)	(1,240)	(31,904)	(1,141,880)
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	(9,020,161)	173,529	(15,322)	(140,475)	(20,307,060)
Net change in unrealized appreciation/(depreciation) on investment transactions (including $0, $0, $0, $(52,921) and $2,644,188 change in deferred capital gains tax, respectively)	6,684,460	1,699,797	(47,967)	816,951	194,763,121
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	—	63,543	—	—	— Amounts listed as “–” are $0 or round to $0. See Notes to Financial Statements.
90	2023 Annual Report

Statements of Operations  (continued)
For the Year Ended October 31, 2023

	abrdn China A Share Equity Fund	abrdn Dynamic Dividend Fund	abrdn EM SMA Completion Fund(a)	abrdn Emerging Markets ex-China Fund	abrdn Emerging Markets Fund
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	$—	$(95,201)	$(14)	$(349)	$(8,801)
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	6,684,460	1,668,139	(47,981)	816,602	194,754,320
Net realized/unrealized gain/(loss) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(2,335,701)	1,841,668	(63,303)	676,127	174,447,260
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,209,374)	$7,453,744	$(56,121)	$1,055,030	$205,831,206

(a)	For the period from January 27, 2023 (commencement of operations) through October 31, 2023.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Annual Report	91

Statements of Operations  (continued)
For the Year Ended October 31, 2023

	abrdn Emerging Markets Sustainable Leaders Fund	abrdn Global Equity Impact Fund	abrdn Global Infrastructure Fund	abrdn International Small Cap Fund	abrdn International Sustainable Leaders Fund
Investment Income:
Dividend income	$2,380,366	$1,036,943	$1,916,756	$3,243,342	$1,442,312
Interest income	36,034	40,309	22,004	140,492	157,185
Foreign tax withholding	(296,247)	(132,732)	(152,541)	(320,083)	(287,983)
Total Income	2,120,153	944,520	1,786,219	3,063,751	1,311,514
Expenses
Investment advisory fees	654,746	368,958	410,904	1,365,477	624,188
Trustee fees	10,967	6,701	6,630	22,571	11,261
Administration fees	65,474	39,355	38,673	134,984	66,580
Legal fees	19,254	10,893	10,048	37,220	18,419
Audit fees	44,111	36,111	36,110	42,110	36,110
Printing fees	17,452	13,952	13,369	32,799	27,099
Custodian fees	43,001	2,849	24,639	69,110	4,422
Transfer agent fees	100,502	31,915	25,131	89,482	40,830
Distribution fees Class A	30,053	72,444	28,837	148,802	183,801
Distribution fees Class C	1,191	—	—	3,683	—
Distribution fees Class R	12,966	—	—	9,714	—
Sub-transfer agent and administrative service fees Institutional Class	8,377	20,647	27,223	104,092	8,077
Sub-transfer agent and administrative service fees Class A	17,401	30,479	8,597	57,551	84,403
Sub-transfer agent and administrative service fees Class C	167	—	—	654	—
Sub-transfer agent and administrative service fees Class R	3,248	—	—	2,026	—
Sub-transfer agent and administrative service fees Institutional Service Class	35,420	—	—	—	—
Fund accounting fees	3,274	1,968	1,933	6,749	3,329
Registration and filing fees	66,495	33,423	11,610	62,116	33,918
Other	53,070	168,267	29,850	64,457	172,241
Total expenses before reimbursed/waived expenses	1,187,169	837,962	673,554	2,253,597	1,314,678
Interest expense (Note 9)	10,237	—	418	2,528	1,535
Total operating expenses before reimbursed/waived expenses	1,197,406	837,962	673,972	2,256,125	1,316,213
Expenses reimbursed	(186,614)	(202,030)	(166,135)	(361,392)	(260,483)
Net expenses	1,010,792	635,932	507,837	1,894,733	1,055,730
Net Investment Income	1,109,361	308,588	1,278,382	1,169,018	255,784
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(23,595,284)	1,681,110	489,955	(24,374,359)	(262,741)
Realized gain/(loss) on foreign currency transactions	101,105	107,278	(10,540)	(64,833)	265,404
Net realized gain/(loss) from investments and foreign currency transactions	(23,494,179)	1,788,388	479,415	(24,439,192)	2,663
Net change in unrealized appreciation/(depreciation) on investment transactions (including $29,497, $0, $0, $50,363 and $3,018 change in deferred capital gains tax, respectively)	29,341,005	(1,190,130)	(1,075,474)	29,934,362	7,654,397
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	16,429	47,270	400	36,967	75,179
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	29,357,434	(1,142,860)	(1,075,074)	29,971,329	7,729,576
Net realized/unrealized gain/(loss) from investments and translation of assets and liabilities denominated in foreign currencies	5,863,255	645,528	(595,659)	5,532,137	7,732,239
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,972,616	$954,116	$682,723	$6,701,155	$7,988,023
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
92	2023 Annual Report

Statements of Operations  (concluded)
For the Year Ended October 31, 2023

	abrdn Realty Income & Growth Fund	abrdn U.S. Small Cap Equity Fund	abrdn U.S. Sustainable Leaders Fund	abrdn U.S. Sustainable Leaders Smaller Companies Fund
Investment Income:
Dividend income	$1,527,071	$4,565,635	$4,270,447	$135,374
Interest income	14,181	408,878	282,090	10,295
Foreign tax withholding	—	(129,633)	(96,628)	(4,626)
Total Income	1,541,252	4,844,880	4,455,909	141,043
Expenses
Investment advisory fees	402,310	4,794,673	2,581,429	106,214
Trustee fees	5,390	75,384	46,918	1,901
Administration fees	32,185	464,467	275,353	11,330
Legal fees	8,345	120,984	71,821	3,020
Audit fees	32,611	39,611	37,110	37,111
Printing fees	11,784	56,087	32,959	10,165
Custodian fees	8,051	24,536	11,830	9,558
Transfer agent fees	23,395	168,267	180,778	22,940
Distribution fees Class A	887	257,570	565,991	19,357
Distribution fees Class C	—	214,959	2,994	—
Distribution fees Class R	—	16,115	—	11,438
Sub-transfer agent and administrative service fees Institutional Class	27,571	432,068	5,001	5,543
Sub-transfer agent and administrative service fees Class A	358	152,969	88,730	6,714
Sub-transfer agent and administrative service fees Class C	—	24,076	322	—
Sub-transfer agent and administrative service fees Class R	—	4,780	—	3,058
Sub-transfer agent and administrative service fees Institutional Service Class	—	43,449	67,297	386
Fund accounting fees	1,609	23,223	13,768	567
Registration and filing fees	7,837	84,062	56,963	56,419
Other	27,464	114,446	73,808	22,147
Total expenses before reimbursed/waived expenses	589,797	7,111,726	4,113,072	327,868
Interest expense (Note 9)	2,919	30,187	524	16
Total operating expenses before reimbursed/waived expenses	592,716	7,141,913	4,113,596	327,884
Expenses reimbursed	(186,600)	(674,100)	(290,346)	(159,457)
Net expenses	406,116	6,467,813	3,823,250	168,427
Net Investment Income	1,135,136	(1,622,933)	632,659	(27,384)
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	728,625	(59,874,257)	(31,841,613)	(1,567,927)
Realized gain/(loss) on foreign currency transactions	(2)	(12,785)	(11,433)	(391)
Net realized gain/(loss) from investments and foreign currency transactions	728,623	(59,887,042)	(31,853,046)	(1,568,318)
Net change in unrealized appreciation/(depreciation) on investment transactions	(3,008,329)	36,388,453	42,354,336	395,771
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(14)	—	(16)	(38)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(3,008,343)	36,388,453	42,354,320	395,733
Net realized/unrealized gain/(loss) from investments and translation of assets and liabilities denominated in foreign currencies	(2,279,720)	(23,498,589)	10,501,274	(1,172,585)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,144,584)	$(25,121,522)	$11,133,933	$(1,199,969)

Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Annual Report	93

Statements of Changes in Net Assets

	abrdn China A Share Equity Fund		abrdn Dynamic Dividend Fund		abrdn EM SMA Completion Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Period Ended October 31, 2023(a)
From Investment Activities:
Operations:
Net investment income	$126,327	$53,740	$5,612,076	$5,548,100	$7,182
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	(9,020,161)	(10,391,487)	173,529	(891,228)	(15,322)
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	6,684,460	(17,965,887)	1,668,139	(24,590,633)	(47,981)
Changes in net assets resulting from operations	(2,209,374)	(28,303,634)	7,453,744	(19,933,761)	(56,121)
Distributions to Shareholders From:
Distributable earnings
Class A	—	(454,659)	(236,809)	(250,310)	—
Class C	—	(99,787)	—	—	—
Class R	—	(119,125)	—	—	—
Institutional Service Class	—	(23,223)	—	—	—
Institutional Class	—	(1,556,884)	(5,842,025)	(6,261,044)	—
Tax return of capital
Class A	—	—	(1,892)	(6,551)	—
Institutional Class	—	—	(45,952)	(156,417)	—
Change in net assets from shareholder distributions	—	(2,253,678)	(6,126,678)	(6,674,322)	—
Change in net assets from capital transactions	(4,464,878)	(26,754,952)	(10,235,550)	(1,087,516)	323,672
Change in net assets	(6,674,252)	(57,312,264)	(8,908,484)	(27,695,599)	267,551
Net Assets:
Beginning of year	30,761,194	88,073,458	100,456,428	128,152,027	—
End of year	$24,086,942	$30,761,194	$91,547,944	$100,456,428	$267,551

(a)	For the period from January 27, 2023 (commencement of operations) through October 31, 2023.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
94	2023 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn China A Share Equity Fund		abrdn Dynamic Dividend Fund		abrdn EM SMA Completion Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Period Ended October 31, 2023(a)
Capital Transactions:
Class A Shares
Proceeds from shares issued	$5,194,252	$3,046,824	$592,964	$522,813	$—
Dividends reinvested	—	376,768	185,707	184,142	—
Cost of shares redeemed	(6,375,831)	(5,176,897)	(1,310,921)	(514,849)	—
Total Class A	(1,181,579)	(1,753,305)	(532,250)	192,106	—
Class C Shares
Proceeds from shares issued	57,522	317,081	—	—	—
Dividends reinvested	—	99,579	—	—	—
Cost of shares redeemed	(592,324)	(1,236,375)	—	—	—
Total Class C	(534,802)	(819,715)	—	—	—
Class R Shares
Proceeds from shares issued	2,823,701	921,124	—	—	—
Dividends reinvested	—	119,125	—	—	—
Cost of shares redeemed	(2,380,534)	(1,541,018)	—	—	—
Total Class R	443,167	(500,769)	—	—	—
Institutional Service Class Shares
Proceeds from shares issued	42,194	28,398	—	—	—
Dividends reinvested	—	23,119	—	—	—
Cost of shares redeemed	(15,847)	(338,939)	—	—	—
Total Institutional Service Class	26,347	(287,422)	—	—	—
Institutional Class Shares
Proceeds from shares issued	9,084,199	22,647,772	4,631,748	6,238,774	331,263
Dividends reinvested	—	1,523,305	5,082,172	5,461,393	—
Cost of shares redeemed	(12,302,210)	(47,564,818)	(19,417,220)	(12,979,789)	(7,591)
Total Institutional Class	(3,218,011)	(23,393,741)	(9,703,300)	(1,279,622)	323,672
Change in net assets from capital transactions:	$(4,464,878)	$(26,754,952)	$(10,235,550)	$(1,087,516)	$323,672

(a)	For the period from January 27, 2023 (commencement of operations) through October 31, 2023.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Annual Report	95

Statements of Changes in Net Assets  (continued)

	abrdn China A Share Equity Fund		abrdn Dynamic Dividend Fund		abrdn EM SMA Completion Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Period Ended October 31, 2023(a)
Share Transactions:
Class A Shares
Issued	197,819	96,678	148,283	120,270	–
Reinvested	–	10,460	46,006	43,405	–
Redeemed	(251,295)	(173,865)	(326,632)	(123,273)	–
Total Class A Shares	(53,476)	(66,727)	(132,343)	40,402	–
Class C Shares
Issued	2,283	10,299	–	–	–
Reinvested	–	2,941	–	–	–
Redeemed	(25,007)	(47,373)	–	–	–
Total Class C Shares	(22,724)	(34,133)	–	–	–
Class R Shares
Issued	102,257	31,381	–	–	–
Reinvested	–	3,406	–	–	–
Redeemed	(94,387)	(51,990)	–	–	–
Total Class R Shares	7,870	(17,203)	–	–	–
Institutional Service Class Shares
Issued	1,497	801	–	–	–
Reinvested	–	637	–	–	–
Redeemed	(642)	(11,455)	–	–	–
Total Institutional Service Class Shares	855	(10,017)	–	–	–
Institutional Class Shares
Issued	317,673	692,817	1,139,327	1,464,716	33,767
Reinvested	–	41,746	1,258,816	1,284,612	–
Redeemed	(481,946)	(1,579,023)	(4,784,758)	(3,022,528)	(820)
Total Institutional Class Shares	(164,273)	(844,460)	(2,386,615)	(273,200)	32,947
Total change in shares:	(231,748)	(972,540)	(2,518,958)	(232,798)	32,947

(a)	For the period from January 27, 2023 (commencement of operations) through October 31, 2023.
Amounts listed as “–” are 0 or round to 0.
See Notes to Financial Statements.
96	2023 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Emerging Markets ex-China Fund		abrdn Emerging Markets Fund		abrdn Emerging Markets Sustainable Leaders Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
From Investment Activities:
Operations:
Net investment income	$378,903	$142,640	$31,383,946	$29,581,569	$1,109,361	$949,194
Net realized gain/(loss) from investments and foreign currency transactions	(140,475)	6,028,790	(20,307,060)	(75,572,510)	(23,494,179)	(10,768,770)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	816,602	(13,295,901)	194,754,320	(1,565,051,981)	29,357,434	(60,620,532)
Changes in net assets resulting from operations	1,055,030	(7,124,471)	205,831,206	(1,611,042,922)	6,972,616	(70,440,108)
Distributions to Shareholders From:
Distributable earnings
Class A	(4,756,449)	(2,940,025)	(888,931)	(10,450,111)	(171,618)	(4,773,694)
Class C	(32,983)	(22,504)	(21,039)	(982,396)	(42)	(230,068)
Class R	(140,911)	(100,452)	(1,335,257)	(13,100,936)	(29,935)	(1,308,584)
Institutional Service Class	(55,201)	(35,904)	(9,738,793)	(43,720,503)	(988,508)	(18,601,335)
Institutional Class	(974,995)	(161,867)	(28,752,203)	(397,648,559)	(197,328)	(15,010,365)
Change in net assets from shareholder distributions	(5,960,539)	(3,260,752)	(40,736,223)	(465,902,505)	(1,387,431)	(39,924,046)
Change in net assets from capital transactions	21,271,829	4,193,751	(649,848,035)	(582,993,591)	(48,756,499)	7,296,976
Change in net assets	16,366,320	(6,191,472)	(484,753,052)	(2,659,939,018)	(43,171,314)	(103,067,178)
Net Assets:
Beginning of year	24,646,526	30,837,998	2,261,513,901	4,921,452,919	113,332,455	216,399,633
End of year	$41,012,846	$24,646,526	$1,776,760,849	$2,261,513,901	$70,161,141	$113,332,455
See Notes to Financial Statements.
2023 Annual Report	97

Statements of Changes in Net Assets  (continued)

	abrdn Emerging Markets ex-China Fund		abrdn Emerging Markets Fund		abrdn Emerging Markets Sustainable Leaders Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,958,180	$3,170,285	$12,274,473	$23,429,077	$753,809	$1,513,131
Dividends reinvested	4,454,545	2,746,115	614,614	7,804,763	153,121	4,278,213
Cost of shares redeemed	(2,983,503)	(4,455,540)	(38,045,587)	(33,776,964)	(2,748,024)	(5,940,123)
Total Class A	3,429,222	1,460,860	(25,156,500)	(2,543,124)	(1,841,094)	(148,779)
Class C Shares
Proceeds from shares issued	46,036	1,500	291,548	603,272	14	—
Dividends reinvested	32,955	22,485	17,548	783,716	42	230,068
Cost of shares redeemed	(35,727)	(15,904)	(2,778,650)	(3,495,596)	(197,336)	(671,768)
Total Class C	43,264	8,081	(2,469,554)	(2,108,608)	(197,280)	(441,700)
Class R Shares
Proceeds from shares issued	113,913	138,335	6,384,949	16,410,398	364,714	537,416
Dividends reinvested	137,915	98,734	1,333,126	13,078,200	29,881	1,306,259
Cost of shares redeemed	(220,782)	(237,380)	(10,749,281)	(4,699,741)	(511,133)	(2,480,297)
Total Class R	31,046	(311)	(3,031,206)	24,788,857	(116,538)	(636,622)
Institutional Service Class Shares
Proceeds from shares issued	44,950	2	45,598,969	1,105,274,192	634,095	967,067
Dividends reinvested	55,201	35,904	9,735,404	43,708,321	940,192	17,726,195
Cost of shares redeemed	(228,936)	(34,006)	(102,773,176)	(863,152,616)	(6,811,394)	(8,913,971)
Total Institutional Service Class	(128,785)	1,900	(47,438,803)	285,829,897	(5,237,107)	9,779,291
Institutional Class Shares
Proceeds from shares issued	25,228,249	3,049,569	199,709,758	556,206,945	1,690,069	8,684,644
Dividends reinvested	966,643	154,472	20,681,800	292,773,343	194,860	14,948,995
Cost of shares redeemed	(8,297,810)	(480,820)	(792,143,530)	(1,737,940,901)	(43,249,409)	(24,888,853)
Total Institutional Class	17,897,082	2,723,221	(571,751,972)	(888,960,613)	(41,364,480)	(1,255,214)
Change in net assets from capital transactions:	$21,271,829	$4,193,751	$(649,848,035)	$(582,993,591)	$(48,756,499)	$7,296,976
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
98	2023 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Emerging Markets ex-China Fund		abrdn Emerging Markets Fund		abrdn Emerging Markets Sustainable Leaders Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Share Transactions:
Class A Shares
Issued	174,756	242,682	957,427	1,594,035	72,661	114,027
Reinvested	447,693	167,039	49,169	460,186	15,012	314,575
Redeemed	(277,378)	(329,568)	(3,022,868)	(2,221,142)	(262,073)	(470,024)
Total Class A Shares	345,071	80,153	(2,016,272)	(166,921)	(174,400)	(41,422)
Class C Shares
Issued	4,800	107	23,313	43,499	2	–
Reinvested	3,732	1,499	1,418	46,845	4	18,509
Redeemed	(3,542)	(1,224)	(222,865)	(250,625)	(20,902)	(59,979)
Total Class C Shares	4,990	382	(198,134)	(160,281)	(20,896)	(41,470)
Class R Shares
Issued	10,996	10,404	506,935	1,141,921	37,105	45,438
Reinvested	15,007	6,395	108,208	782,189	3,135	102,693
Redeemed	(21,917)	(18,578)	(854,803)	(330,159)	(51,813)	(216,494)
Total Class R Shares	4,086	(1,779)	(239,660)	1,593,951	(11,573)	(68,363)
Institutional Service Class Shares
Issued	4,040	1	3,701,217	83,268,183	58,040	79,729
Reinvested	5,412	2,141	778,210	2,572,591	89,627	1,267,062
Redeemed	(22,634)	(2,028)	(8,146,881)	(65,700,482)	(635,121)	(686,027)
Total Institutional Service Class Shares	(13,182)	114	(3,667,454)	20,140,292	(487,454)	660,764
Institutional Class Shares
Issued	2,265,416	237,754	15,507,628	36,388,629	157,461	679,385
Reinvested	96,375	9,334	1,644,022	17,171,457	18,435	1,062,473
Redeemed	(721,469)	(34,618)	(61,761,696)	(118,342,884)	(4,345,669)	(1,603,456)
Total Institutional Class Shares	1,640,322	212,470	(44,610,046)	(64,782,798)	(4,169,773)	138,402
Total change in shares:	1,981,287	291,340	(50,731,566)	(43,375,757)	(4,864,096)	647,911
Amounts listed as “–” are 0 or round to 0.
See Notes to Financial Statements.
2023 Annual Report	99

Statements of Changes in Net Assets  (continued)

	abrdn Global Equity Impact Fund		abrdn Global Infrastructure Fund		abrdn International Small Cap Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
From Investment Activities:
Operations:
Net investment income	$308,588	$1,487,409	$1,278,382	$1,079,551	$1,169,018	$3,274,152
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	1,788,388	4,430,386	479,415	1,633,848	(24,439,192)	(24,482,306)
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(1,142,860)	(26,795,443)	(1,075,074)	(8,689,667)	29,971,329	(118,020,445)
Changes in net assets resulting from operations	954,116	(20,877,648)	682,723	(5,976,268)	6,701,155	(139,228,599)
Distributions to Shareholders From:
Distributable earnings
Class A	(1,341,529)	(10,881)	(521,132)	(550,004)	(937,040)	(7,629,460)
Class C	—	—	—	—	(3,288)	(43,299)
Class R	—	—	—	—	(32,584)	(178,327)
Institutional Class	(1,047,552)	(22,288)	(1,726,422)	(1,854,305)	(2,192,455)	(14,015,543)
Change in net assets from shareholder distributions	(2,389,081)	(33,169)	(2,247,554)	(2,404,309)	(3,165,367)	(21,866,629)
Change in net assets from capital transactions	(2,156,440)	(8,089,439)	(4,943,954)	(2,928,005)	(53,732,742)	32,831,251
Change in net assets	(3,591,405)	(29,000,256)	(6,508,785)	(11,308,582)	(50,196,954)	(128,263,977)
Net Assets:
Beginning of year	46,370,296	75,370,552	46,994,896	58,303,478	178,483,168	306,747,145
End of year	$42,778,891	$46,370,296	$40,486,111	$46,994,896	$128,286,214	$178,483,168
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
100	2023 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Global Equity Impact Fund		abrdn Global Infrastructure Fund		abrdn International Small Cap Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,058,951	$1,325,451	$331,170	$1,542,589	$4,476,015	$9,431,681
Dividends reinvested	1,269,842	10,348	430,907	459,304	901,341	7,350,418
Cost of shares redeemed	(2,978,749)	(5,339,224)	(1,732,897)	(1,873,045)	(12,822,651)	(19,537,173)
Total Class A	(649,956)	(4,003,425)	(970,820)	128,848	(7,445,295)	(2,755,074)
Class C Shares
Proceeds from shares issued	—	—	—	—	28,197	43,286
Dividends reinvested	—	—	—	—	3,288	43,299
Cost of shares redeemed	—	—	—	—	(69,957)	(19,256)
Total Class C	—	—	—	—	(38,472)	67,329
Class R Shares
Proceeds from shares issued	—	—	—	—	415,475	938,145
Dividends reinvested	—	—	—	—	32,542	178,046
Cost of shares redeemed	—	—	—	—	(830,704)	(478,149)
Total Class R	—	—	—	—	(382,687)	638,042
Institutional Class Shares
Proceeds from shares issued	669,409	389,719	3,029,659	1,658,833	14,673,322	127,740,123
Dividends reinvested	928,599	19,988	1,691,984	1,823,311	2,174,000	13,937,907
Cost of shares redeemed	(3,104,492)	(4,495,721)	(8,694,777)	(6,538,997)	(62,713,610)	(106,797,076)
Total Institutional Class	(1,506,484)	(4,086,014)	(3,973,134)	(3,056,853)	(45,866,288)	34,880,954
Change in net assets from capital transactions:	$(2,156,440)	$(8,089,439)	$(4,943,954)	$(2,928,005)	$(53,732,742)	$32,831,251
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Annual Report	101

Statements of Changes in Net Assets  (continued)

	abrdn Global Equity Impact Fund		abrdn Global Infrastructure Fund		abrdn International Small Cap Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Share Transactions:
Class A Shares
Issued	75,119	85,715	15,296	64,757	170,980	263,970
Reinvested	92,621	593	20,046	20,134	35,458	192,470
Redeemed	(211,139)	(355,896)	(79,628)	(81,561)	(490,328)	(636,737)
Total Class A Shares	(43,399)	(269,588)	(44,286)	3,330	(283,890)	(180,297)
Class C Shares
Issued	–	–	–	–	1,191	1,398
Reinvested	–	–	–	–	146	1,281
Redeemed	–	–	–	–	(3,058)	(705)
Total Class C Shares	–	–	–	–	(1,721)	1,974
Class R Shares
Issued	–	–	–	–	17,098	34,522
Reinvested	–	–	–	–	1,381	5,013
Redeemed	–	–	–	–	(33,956)	(16,245)
Total Class R Shares	–	–	–	–	(15,477)	23,290
Institutional Class Shares
Issued	46,069	26,137	136,612	70,795	557,884	3,828,420
Reinvested	67,633	1,142	78,491	79,817	84,526	360,992
Redeemed	(223,301)	(298,060)	(406,658)	(286,787)	(2,358,303)	(3,729,923)
Total Institutional Class Shares	(109,599)	(270,781)	(191,555)	(136,175)	(1,715,893)	459,489
Total change in shares:	(152,998)	(540,369)	(235,841)	(132,845)	(2,016,981)	304,456
Amounts listed as “–” are 0 or round to 0.
See Notes to Financial Statements.
102	2023 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn International Sustainable Leaders Fund		abrdn Realty Income & Growth Fund		abrdn U.S. Small Cap Equity Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
From Investment Activities:
Operations:
Net investment income	$255,784	$1,372,703	$1,135,136	$778,977	$(1,622,933)	$(4,360,618)
Net realized gain/(loss) from investments and foreign currency transactions	2,663	(8,558,136)	728,623	2,985,249	(59,887,042)	37,496,663
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	7,729,576	(43,496,780)	(3,008,343)	(14,020,801)	36,388,453	(303,779,602)
Changes in net assets resulting from operations	7,988,023	(50,682,213)	(1,144,584)	(10,256,575)	(25,121,522)	(270,643,557)
Distributions to Shareholders From:
Distributable earnings
Class A	(5,324,309)	—	(32,712)	(146,200)	(5,913,035)	(33,412,568)
Class C	—	—	—	—	(1,721,556)	(10,627,887)
Class R	—	—	—	—	(202,505)	(1,193,211)
Institutional Service Class	—	—	—	—	(1,601,455)	(7,641,334)
Institutional Class	(701,988)	—	(3,593,964)	(8,236,405)	(25,542,201)	(170,135,539)
Change in net assets from shareholder distributions	(6,026,297)	—	(3,626,676)	(8,382,605)	(34,980,752)	(223,010,539)
Change in net assets from capital transactions	(12,655,116)	(12,636,785)	(2,601,329)	2,945,089	(302,711,344)	25,650,936
Change in net assets	(10,693,390)	(63,318,998)	(7,372,589)	(15,694,091)	(362,813,618)	(468,003,160)
Net Assets:
Beginning of year	82,013,485	145,332,483	41,989,327	57,683,418	727,843,932	1,195,847,092
End of year	$71,320,095	$82,013,485	$34,616,738	$41,989,327	$365,030,314	$727,843,932
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Annual Report	103

Statements of Changes in Net Assets  (continued)

	abrdn International Sustainable Leaders Fund		abrdn Realty Income & Growth Fund		abrdn U.S. Small Cap Equity Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Capital Transactions:
Class A Shares
Proceeds from shares issued	$741,850	$712,259	$20,475	$185,980	$13,008,753	$20,277,259
Dividends reinvested	5,115,908	—	24,005	128,002	4,786,280	26,361,790
Cost of shares redeemed	(11,265,194)	(10,551,412)	(134,011)	(738,916)	(27,629,223)	(39,579,226)
Total Class A	(5,407,436)	(9,839,153)	(89,531)	(424,934)	(9,834,190)	7,059,823
Class C Shares
Proceeds from shares issued	—	—	—	—	1,999,206	2,628,175
Dividends reinvested	—	—	—	—	1,614,621	9,893,910
Cost of shares redeemed	—	—	—	—	(9,276,781)	(11,067,124)
Total Class C	—	—	—	—	(5,662,954)	1,454,961
Class R Shares
Proceeds from shares issued	—	—	—	—	630,204	401,183
Dividends reinvested	—	—	—	—	192,619	1,152,789
Cost of shares redeemed	—	—	—	—	(854,184)	(1,200,513)
Total Class R	—	—	—	—	(31,361)	353,459
Institutional Service Class Shares
Proceeds from shares issued	—	—	—	—	6,236,824	7,079,316
Dividends reinvested	—	—	—	—	1,545,659	7,333,017
Cost of shares redeemed	—	—	—	—	(6,713,328)	(6,806,129)
Total Institutional Service Class	—	—	—	—	1,069,155	7,606,204
Institutional Class Shares
Proceeds from shares issued	450,460	475,331	245,962	1,135,617	80,441,718	212,922,069
Dividends reinvested	644,247	—	3,503,197	8,034,241	22,298,024	142,349,678
Cost of shares redeemed	(8,342,387)	(3,272,963)	(6,260,957)	(5,799,835)	(390,991,736)	(346,095,258)
Total Institutional Class	(7,247,680)	(2,797,632)	(2,511,798)	3,370,023	(288,251,994)	9,176,489
Change in net assets from capital transactions:	$(12,655,116)	$(12,636,785)	$(2,601,329)	$2,945,089	$(302,711,344)	$25,650,936
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
104	2023 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn International Sustainable Leaders Fund		abrdn Realty Income & Growth Fund		abrdn U.S. Small Cap Equity Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Share Transactions:
Class A Shares
Issued	29,579	26,547	1,948	13,704	435,773	567,743
Reinvested	224,776	–	2,349	9,053	169,726	674,560
Redeemed	(466,115)	(394,467)	(13,058)	(55,619)	(933,504)	(1,151,284)
Total Class A Shares	(211,760)	(367,920)	(8,761)	(32,862)	(328,005)	91,019
Class C Shares
Issued	–	–	–	–	92,000	99,538
Reinvested	–	–	–	–	78,152	336,528
Redeemed	–	–	–	–	(427,812)	(439,311)
Total Class C Shares	–	–	–	–	(257,660)	(3,245)
Class R Shares
Issued	–	–	–	–	25,276	13,153
Reinvested	–	–	–	–	8,039	34,268
Redeemed	–	–	–	–	(33,247)	(43,323)
Total Class R Shares	–	–	–	–	68	4,098
Institutional Service Class Shares
Issued	–	–	–	–	192,089	193,426
Reinvested	–	–	–	–	49,256	170,021
Redeemed	–	–	–	–	(204,239)	(182,787)
Total Institutional Service Class Shares	–	–	–	–	37,106	180,660
Institutional Class Shares
Issued	17,660	17,036	23,258	82,122	2,457,296	5,454,490
Reinvested	27,450	–	340,946	573,732	708,099	3,292,845
Redeemed	(322,064)	(109,891)	(600,390)	(431,610)	(11,771,742)	(9,375,510)
Total Institutional Class Shares	(276,954)	(92,855)	(236,186)	224,244	(8,606,347)	(628,175)
Total change in shares:	(488,714)	(460,775)	(244,947)	191,382	(9,154,838)	(355,643)
Amounts listed as “–” are 0 or round to 0.
See Notes to Financial Statements.
2023 Annual Report	105

Statements of Changes in Net Assets  (continued)

	abrdn U.S. Sustainable Leaders Fund		abrdn U.S. Sustainable Leaders Smaller Companies Fund(a)
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
From Investment Activities:
Operations:
Net investment income	$632,659	$(1,437,727)	$(27,384)	$(102,325)
Net realized gain/(loss) from investments and foreign currency transactions	(31,853,046)	2,817,747	(1,568,318)	(318,550)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	42,354,320	(135,458,814)	395,733	(5,446,133)
Changes in net assets resulting from operations	11,133,933	(134,078,794)	(1,199,969)	(5,867,008)
Distributions to Shareholders From:
Distributable earnings
Class A	(963,742)	(86,439,173)	—	(2,703,472)
Class C	(2,414)	(101,349)	—	(181,578)
Class R	—	—	—	(775,300)
Institutional Service Class	(409,828)	(36,416,872)	—	(115,420)
Institutional Class	(31,379)	(3,524,570)	—	(1,464,436)
Change in net assets from shareholder distributions	(1,407,363)	(126,481,964)	—	(5,240,206)
Change in net assets from capital transactions	(29,348,917)	78,191,306	(3,316,057)	7,645,361
Change in net assets	(19,622,347)	(182,369,452)	(4,516,026)	(3,461,853)
Net Assets:
Beginning of year	337,131,153	519,500,605	15,964,005	19,425,858
End of year	$317,508,806	$337,131,153	$11,447,979	$15,964,005

(a)	Effective August 18, 2022, the Class C had zero assets. On August 18, 2022, the abrdn U.S. Sustainable Leaders Smaller Companies Fund ceased offering Class C Shares.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
106	2023 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn U.S. Sustainable Leaders Fund		abrdn U.S. Sustainable Leaders Smaller Companies Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Capital Transactions:
Class A Shares
Proceeds from shares issued	$579,382	$2,565,716	$258,266	$5,226,490
Dividends reinvested	875,365	79,023,829	—	2,304,020
Cost of shares redeemed	(21,628,726)	(29,656,026)	(1,523,549)	(3,598,106)
Total Class A	(20,173,979)	51,933,519	(1,265,283)	3,932,404
Class C Shares
Proceeds from shares issued	290,815	75,853	—	627,907
Dividends reinvested	2,414	101,349	—	168,111
Cost of shares redeemed	(197,203)	(82,812)	—	(1,058,100)
Total Class C	96,026	94,390	—	(262,082)
Class R Shares
Proceeds from shares issued	—	—	371,358	694,194
Dividends reinvested	—	—	—	775,300
Cost of shares redeemed	—	—	(415,902)	(655,043)
Total Class R	—	—	(44,544)	814,451
Institutional Service Class Shares
Proceeds from shares issued	753,807	2,039,723	24,646	805,282
Dividends reinvested	404,905	35,857,287	—	115,420
Cost of shares redeemed	(9,090,927)	(12,622,962)	(55,610)	(532,248)
Total Institutional Service Class	(7,932,215)	25,274,048	(30,964)	388,454
Institutional Class Shares
Proceeds from shares issued	1,097,691	2,378,356	382,594	3,712,861
Dividends reinvested	30,699	3,445,850	—	1,429,154
Cost of shares redeemed	(2,467,139)	(4,934,857)	(2,357,860)	(2,369,881)
Total Institutional Class	(1,338,749)	889,349	(1,975,266)	2,772,134
Change in net assets from capital transactions:	$(29,348,917)	$78,191,306	$(3,316,057)	$7,645,361
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Annual Report	107

Statements of Changes in Net Assets  (concluded)

	abrdn U.S. Sustainable Leaders Fund		abrdn U.S. Sustainable Leaders Smaller Companies Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Share Transactions:
Class A Shares
Issued	58,031	208,059	40,277	642,781
Reinvested	90,711	6,125,878	–	272,343
Redeemed	(2,173,816)	(2,606,941)	(239,072)	(513,295)
Total Class A Shares	(2,025,074)	3,726,996	(198,795)	401,829
Class C Shares
Issued	41,035	9,258	–	519,347
Reinvested	348	10,839	–	142,467
Redeemed	(27,636)	(10,119)	–	(1,080,502)
Total Class C Shares	13,747	9,978	–	(418,688)
Class R Shares
Issued	–	–	68,338	101,153
Reinvested	–	–	–	106,938
Redeemed	–	–	(76,597)	(104,938)
Total Class R Shares	–	–	(8,259)	103,153
Institutional Service Class Shares
Issued	66,985	163,154	3,686	89,076
Reinvested	37,216	2,472,916	–	12,954
Redeemed	(812,255)	(978,676)	(8,000)	(74,014)
Total Institutional Service Class Shares	(708,054)	1,657,394	(4,314)	28,016
Institutional Class Shares
Issued	95,661	181,226	53,831	434,370
Reinvested	2,798	235,856	–	152,851
Redeemed	(220,421)	(391,382)	(331,519)	(297,169)
Total Institutional Class Shares	(121,962)	25,700	(277,688)	290,052
Total change in shares:	(2,841,343)	5,420,068	(489,056)	404,362

Amounts listed as “–” are 0 or round to 0.
See Notes to Financial Statements.
108	2023 Annual Report

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Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn China A Share Equity Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2023	$22.74	$0.06	$(1.32)	$ (1.26)	$ –	$ –	$ –	$ 21.48
Year Ended October 31, 2022	37.76	0.01	(14.09)	(14.08)	–	(0.94)	(0.94)	22.74
Year Ended October 31, 2021	33.90	(0.11)	4.50	4.39	–	(0.53)	(0.53)	37.76
Year Ended October 31, 2020	25.61	0.08	9.29	9.37	–(g)	(1.08)	(1.08)	33.90
Year Ended October 31, 2019	19.86	0.07	5.72	5.79	(0.04)	–	(0.04)	25.61
Class C Shares
Year Ended October 31, 2023	21.25	(0.10)	(1.20)	(1.30)	–	–	–	19.95
Year Ended October 31, 2022	35.58	(0.22)	(13.17)	(13.39)	–	(0.94)	(0.94)	21.25
Year Ended October 31, 2021	32.18	(0.31)	4.24	3.93	–	(0.53)	(0.53)	35.58
Year Ended October 31, 2020	24.52	(0.09)	8.83	8.74	–	(1.08)	(1.08)	32.18
Year Ended October 31, 2019	19.12	(0.21)	5.61	5.40	–	–	–	24.52
Class R Shares
Year Ended October 31, 2023	22.03	(0.03)	(1.25)	(1.28)	–	–	–	20.75
Year Ended October 31, 2022	36.71	(0.06)	(13.68)	(13.74)	–	(0.94)	(0.94)	22.03
Year Ended October 31, 2021	33.07	(0.23)	4.40	4.17	–	(0.53)	(0.53)	36.71
Year Ended October 31, 2020	25.08	(0.06)	9.13	9.07	–	(1.08)	(1.08)	33.07
Year Ended October 31, 2019	19.48	0.02	5.58	5.60	–	–	–	25.08
Institutional Service Class Shares
Year Ended October 31, 2023	22.96	0.12	(1.33)	(1.21)	–	–	–	21.75
Year Ended October 31, 2022	38.05	0.05	(14.18)	(14.13)	(0.02)	(0.94)	(0.96)	22.96
Year Ended October 31, 2021	34.11	(0.04)	4.53	4.49	(0.02)	(0.53)	(0.55)	38.05
Year Ended October 31, 2020	25.75	0.15	9.34	9.49	(0.05)	(1.08)	(1.13)	34.11
Year Ended October 31, 2019	19.98	0.11	5.76	5.87	(0.10)	–	(0.10)	25.75
Institutional Class Shares
Year Ended October 31, 2023	23.10	0.15	(1.35)	(1.20)	–	–	–	21.90
Year Ended October 31, 2022	38.24	0.06	(14.23)	(14.17)	(0.03)	(0.94)	(0.97)	23.10
Year Ended October 31, 2021	34.26	0.12	4.43	4.55	(0.04)	(0.53)	(0.57)	38.24
Year Ended October 31, 2020	25.85	0.05	9.51	9.56	(0.07)	(1.08)	(1.15)	34.26
Year Ended October 31, 2019	20.03	0.26	5.64	5.90	(0.08)	–	(0.08)	25.85

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to 0.03% for the year ended October 31, 2023. Includes interest expense that amounts to less than 0.01% for the years ended October 31, 2022, October 31, 2021, October 31, 2020, and October 31, 2019, respectively.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(g)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
110	2023 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn China A Share Equity Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

(5.54%)	$ 7,929	1.38%(e)	1.79%(e)	0.23%	36.32%
(38.20%)	9,609	1.33%(e)	1.78%(e)	0.04%	23.60%
12.98%(f)	18,476	1.32%(e)	1.58%(e)	(0.28%)	45.21%
38.06%(f)	10,888	1.32%(e)	2.55%(e)	0.28%	56.48%
29.21%	8,685	1.60%(e)	3.19%(e)	0.30%	115.09%

(6.12%)	986	2.02%(e)	2.49%(e)	(0.42%)	36.32%
(38.62%)	1,533	1.99%(e)	2.51%(e)	(0.76%)	23.60%
12.23%	3,782	1.99%(e)	2.33%(e)	(0.86%)	45.21%
37.13%	587	1.99%(e)	3.37%(e)	(0.37%)	56.48%
28.24%	839	2.38%(e)	3.99%(e)	(0.96%)	115.09%

(5.81%)	2,382	1.67%(e)	2.08%(e)	(0.12%)	36.32%
(38.37%)	2,356	1.61%(e)	2.06%(e)	(0.22%)	23.60%
12.63%(f)	4,557	1.64%(e)	1.90%(e)	(0.62%)	45.21%
37.63%(f)	3,215	1.62%(e)	2.85%(e)	(0.23%)	56.48%
28.75%	2,682	1.92%(e)	3.52%(e)	0.07%	115.09%

(5.27%)	349	1.12%(e)	1.53%(e)	0.47%	36.32%
(38.07%)	349	1.10%(e)	1.55%(e)	0.15%	23.60%
13.21%	959	1.08%(e)	1.34%(e)	(0.10%)	45.21%
38.37%	639	1.09%(e)	2.32%(e)	0.55%	56.48%
29.52%	543	1.40%(e)	2.96%(e)	0.45%	115.09%

(5.19%)	12,440	1.03%(e)	1.49%(e)	0.56%	36.32%
(37.99%)	16,915	0.99%(e)	1.51%(e)	0.19%	23.60%
13.33%	60,300	0.99%(e)	1.33%(e)	0.32%	45.21%
38.55%	4,919	0.99%(e)	2.34%(e)	0.20%	56.48%
29.59%	1,336	1.16%(e)	2.97%(e)	1.09%	115.09%
2023 Annual Report	111

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Dynamic Dividend Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions
Class A Shares
Year Ended October 31, 2023	$3.75	$0.21	$0.04	$ 0.25	$ (0.23)	$ –	$ –(e)	$ (0.23)
Year Ended October 31, 2022	4.74	0.20(g)	(0.95)	(0.75)	(0.22)	(0.01)	(0.01)	(0.24)
Year Ended October 31, 2021	3.68	0.23	1.06	1.29	(0.23)	–	–	(0.23)
Year Ended October 31, 2020	3.99	0.20	(0.28)	(0.08)	(0.23)	–	–	(0.23)
Year Ended October 31, 2019	3.85	0.23	0.14	0.37	(0.23)	–	–	(0.23)
Institutional Class Shares
Year Ended October 31, 2023	3.75	0.22	0.04	0.26	(0.24)	–	–(e)	(0.24)
Year Ended October 31, 2022	4.74	0.21(g)	(0.95)	(0.74)	(0.23)	(0.01)	(0.01)	(0.25)
Year Ended October 31, 2021	3.69	0.24	1.05	1.29	(0.24)	–	–	(0.24)
Year Ended October 31, 2020	4.00	0.21	(0.28)	(0.07)	(0.24)	–	–	(0.24)
Year Ended October 31, 2019	3.85	0.24	0.15	0.39	(0.24)	–	–	(0.24)

(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Less than $0.005 per share.
(f)	Includes interest expense that amounts to less than 0.01%.
(g)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets reflects the effects of a liability accrued on
February 28, 2022 relating to withholding tax refunds that the Fund previously received and recorded which are being contested by the local tax authority. The accrued liability resulted in a decrease in net assets of approximately 0.87% as of October 31, 2022. (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.24,
(15.67%), and 5.49%, respectively. For Institutional Class Shares, these amounts would have been $0.24, (15.45%), and 5.67%, respectively.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
112	2023 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Dynamic Dividend Fund  (concluded)
		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

$ 3.77	6.41%	$ 3,619	1.56%(f)	1.69%(f)	5.16%	62.85%
3.75	(16.34%)(g)	4,094	1.50%	1.61%	4.62%(g)	78.51%
4.74	35.40%	4,986	1.50%	1.66%	5.03%	59.28%
3.68	(2.04%)(h)	3,885	1.50%	1.60%	5.20%	85.01%
3.99	10.02%(h)	4,399	1.50%	1.61%	6.00%	105.70%

3.77	6.67%	87,929	1.31%(f)	1.42%(f)	5.42%	62.85%
3.75	(16.12%)(g)	96,362	1.25%	1.34%	4.81%(g)	78.51%
4.74	35.36%	123,166	1.25%	1.39%	5.26%	59.28%
3.69	(1.77%)	100,350	1.25%	1.35%	5.37%	85.01%
4.00	10.60%	122,197	1.25%	1.33%	6.21%	105.70%
2023 Annual Report	113

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn EM SMA Completion Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)
Institutional Class Shares
Period Ended October 31, 2023(g)	$10.00	$0.24	$(2.12)	$ (1.88)	$ –	$ –	$ 8.12	(18.80%)

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from January 27, 2023 (commencement of operations) through October 31, 2023.
(h)	Amounts listed as “–” are 0% or round to 0%
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
114	2023 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn EM SMA Completion Fund  (concluded)
Ratios/Supplemental Data
Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

$ 268	–(h)	27.99%	3.52%	30.12%

2023 Annual Report	115

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets ex-China Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2023	$12.38	$0.12	$0.70	$ 0.82	$ (0.11)	$ (2.81)	$ (2.92)	$ 10.28
Year Ended October 31, 2022	18.17	0.08	(3.93)	(3.85)	–	(1.94)	(1.94)	12.38
Year Ended October 31, 2021	13.21	(0.06)	5.02	4.96	–	–	–	18.17
Year Ended October 31, 2020	12.87	(0.01)	0.77	0.76	(0.08)	(0.34)	(0.42)	13.21
Year Ended October 31, 2019	12.75	0.08	1.08	1.16	(0.09)	(0.95)	(1.04)	12.87
Class C Shares
Year Ended October 31, 2023	11.24	0.05	0.62	0.67	(0.03)	(2.81)	(2.84)	9.07
Year Ended October 31, 2022	16.77	(0.02)	(3.57)	(3.59)	–	(1.94)	(1.94)	11.24
Year Ended October 31, 2021	12.27	(0.15)	4.65	4.50	–	–	–	16.77
Year Ended October 31, 2020	11.98	(0.08)	0.71	0.63	–	(0.34)	(0.34)	12.27
Year Ended October 31, 2019	11.93	0.01	0.99	1.00	–	(0.95)	(0.95)	11.98
Class R Shares
Year Ended October 31, 2023	11.59	0.08	0.65	0.73	(0.04)	(2.81)	(2.85)	9.47
Year Ended October 31, 2022	17.19	0.02	(3.68)	(3.66)	–	(1.94)	(1.94)	11.59
Year Ended October 31, 2021	12.54	(0.11)	4.76	4.65	–	–	–	17.19
Year Ended October 31, 2020	12.21	(0.05)	0.73	0.68	(0.01)	(0.34)	(0.35)	12.54
Year Ended October 31, 2019	12.15	0.03	1.01	1.04	(0.03)	(0.95)	(0.98)	12.21
Institutional Service Class Shares
Year Ended October 31, 2023	12.66	0.14	0.72	0.86	(0.15)	(2.81)	(2.96)	10.56
Year Ended October 31, 2022	18.49	0.11	(4.00)	(3.89)	–	(1.94)	(1.94)	12.66
Year Ended October 31, 2021	13.41	(0.02)	5.10	5.08	–	–	–	18.49
Year Ended October 31, 2020	13.05	0.02	0.80	0.82	(0.12)	(0.34)	(0.46)	13.41
Year Ended October 31, 2019	12.94	0.11	1.08	1.19	(0.13)	(0.95)	(1.08)	13.05
Institutional Class Shares
Year Ended October 31, 2023	12.50	0.16	0.72	0.88	(0.17)	(2.81)	(2.98)	10.40
Year Ended October 31, 2022	18.27	0.08	(3.91)	(3.83)	–	(1.94)	(1.94)	12.50
Year Ended October 31, 2021	13.24	–(g)	5.03	5.03	–	–	–	18.27
Year Ended October 31, 2020	12.88	0.03	0.79	0.82	(0.12)	(0.34)	(0.46)	13.24
Year Ended October 31, 2019	12.77	0.13	1.06	1.19	(0.13)	(0.95)	(1.08)	12.88

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(g)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
116	2023 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets ex-China Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

7.41%	$ 20,114	1.46%(e)	2.36%(e)	1.12%	36.00%
(23.84%)	19,947	1.48%(e)	2.17%(e)	0.55%	129.38%
37.55%	27,814	1.53%	2.17%	(0.35%)	21.98%
5.93%(f)	22,455	1.53%(e)	2.17%(e)	(0.06%)	29.04%
10.40%(f)	26,719	1.53%(e)	2.07%(e)	0.66%	32.68%

6.64%	154	2.11%(e)	3.17%(e)	0.48%	36.00%
(24.32%)	135	2.14%(e)	3.05%(e)	(0.12%)	129.38%
36.67%	195	2.19%	3.03%	(1.01%)	21.98%
5.24%	205	2.19%(e)	3.04%(e)	(0.68%)	29.04%
9.62%	638	2.19%(e)	2.95%(e)	0.05%	32.68%

7.07%	519	1.80%(e)	2.70%(e)	0.74%	36.00%
(24.12%)	588	1.88%(e)	2.57%(e)	0.13%	129.38%
37.08%	903	1.87%	2.51%	(0.69%)	21.98%
5.58%	898	1.91%(e)	2.55%(e)	(0.42%)	29.04%
9.83%	1,554	1.94%(e)	2.48%(e)	0.26%	32.68%

7.63%	58	1.20%(e)	2.10%(e)	1.17%	36.00%
(23.62%)	236	1.23%(e)	1.92%(e)	0.78%	129.38%
37.88%	343	1.29%	1.93%	(0.12%)	21.98%
6.25%	250	1.29%(e)	1.93%(e)	0.18%	29.04%
10.56%	265	1.29%(e)	1.83%(e)	0.88%	32.68%

7.86%	20,168	1.11%(e)	2.13%(e)	1.44%	36.00%
(23.57%)	3,740	1.13%(e)	1.88%(e)	0.61%	129.38%
37.99%	1,583	1.19%	1.88%	(0.02%)	21.98%
6.39%	1,409	1.19%(e)	1.88%(e)	0.27%	29.04%
10.71%	1,390	1.19%(e)	1.77%(e)	1.01%	32.68%
2023 Annual Report	117

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2023	$11.29	$0.13	$0.66	$ 0.79	$ (0.17)	$ –	$ (0.17)	$ 11.91
Year Ended October 31, 2022	20.15	0.06	(6.98)	(6.92)	(0.02)	(1.92)	(1.94)	11.29
Year Ended October 31, 2021	16.79	0.04	3.46	3.50	–	(0.14)	(0.14)	20.15
Year Ended October 31, 2020	15.30	0.01	1.71	1.72	(0.22)	(0.01)	(0.23)	16.79
Year Ended October 31, 2019	13.12	0.07	2.26	2.33	(0.13)	(0.02)	(0.15)	15.30
Class C Shares
Year Ended October 31, 2023	11.09	0.06	0.65	0.71	(0.06)	–	(0.06)	11.74
Year Ended October 31, 2022	19.90	(0.01)	(6.88)	(6.89)	–	(1.92)	(1.92)	11.09
Year Ended October 31, 2021	16.68	(0.08)	3.44	3.36	–	(0.14)	(0.14)	19.90
Year Ended October 31, 2020	15.18	(0.06)	1.69	1.63	(0.12)	(0.01)	(0.13)	16.68
Year Ended October 31, 2019	12.97	–(g)	2.24	2.24	(0.01)	(0.02)	(0.03)	15.18
Class R Shares
Year Ended October 31, 2023	11.11	0.11	0.66	0.77	(0.16)	–	(0.16)	11.72
Year Ended October 31, 2022	19.89	0.04	(6.90)	(6.86)	–(g)	(1.92)	(1.92)	11.11
Year Ended October 31, 2021	16.60	0.01	3.42	3.43	–	(0.14)	(0.14)	19.89
Year Ended October 31, 2020	15.14	–(g)	1.68	1.68	(0.21)	(0.01)	(0.22)	16.60
Year Ended October 31, 2019	13.00	0.07	2.21	2.28	(0.12)	(0.02)	(0.14)	15.14
Institutional Service Class Shares
Year Ended October 31, 2023	11.34	0.18	0.66	0.84	(0.23)	–	(0.23)	11.95
Year Ended October 31, 2022	20.26	0.11	(7.01)	(6.90)	(0.10)	(1.92)	(2.02)	11.34
Year Ended October 31, 2021	16.85	0.12	3.46	3.58	(0.03)	(0.14)	(0.17)	20.26
Year Ended October 31, 2020	15.37	0.07	1.70	1.77	(0.28)	(0.01)	(0.29)	16.85
Year Ended October 31, 2019	13.19	0.23	2.16	2.39	(0.19)	(0.02)	(0.21)	15.37
Institutional Class Shares
Year Ended October 31, 2023	11.40	0.20	0.66	0.86	(0.23)	–	(0.23)	12.03
Year Ended October 31, 2022	20.34	0.14	(7.05)	(6.91)	(0.11)	(1.92)	(2.03)	11.40
Year Ended October 31, 2021	16.90	0.14	3.48	3.62	(0.04)	(0.14)	(0.18)	20.34
Year Ended October 31, 2020	15.39	0.09	1.72	1.81	(0.29)	(0.01)	(0.30)	16.90
Year Ended October 31, 2019	13.20	0.13	2.27	2.40	(0.19)	(0.02)	(0.21)	15.39

(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(f)	Includes interest expense that amounts to less than 0.01%.
(g)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
118	2023 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

6.93%(e)	$ 42,710	1.60%(f)	1.60%(f)	1.04%	30.01%
(37.56%)(e)	63,232	1.60%(f)	1.63%(f)	0.39%	36.82%
20.87%	116,268	1.56%(f)	1.56%(f)	0.20%	37.26%
11.31%	107,572	1.59%(f)	1.59%(f)	0.09%	26.13%
17.89%	134,382	1.59%(f)	1.59%(f)	0.46%	14.86%

6.36%	2,081	2.10%(f)	2.20%(f)	0.50%	30.01%
(37.87%)	4,162	2.10%(f)	2.21%(f)	(0.09%)	36.82%
20.16%	10,662	2.10%(f)	2.13%(f)	(0.38%)	37.26%
10.74%	11,786	2.10%(f)	2.19%(f)	(0.40%)	26.13%
17.26%	15,611	2.10%(f)	2.20%(f)	(0.03%)	14.86%

6.87%	94,625	1.75%(f)	1.75%(f)	0.88%	30.01%
(37.71%)	92,428	1.75%(f)	1.78%(f)	0.26%	36.82%
20.68%	133,696	1.72%(f)	1.72%(f)	0.04%	37.26%
11.13%	113,707	1.73%(f)	1.73%(f)	0.01%	26.13%
17.72%	108,487	1.75%(f)	1.75%(f)	0.48%	14.86%

7.30%	477,809	1.25%(f)	1.25%(f)	1.37%	30.01%
(37.37%)	494,873	1.25%(f)	1.28%(f)	0.79%	36.82%
21.29%	476,046	1.21%(f)	1.21%(f)	0.56%	37.26%
11.64%(e)	362,229	1.24%(f)	1.24%(f)	0.50%	26.13%
18.38%(e)	297,466	1.24%(f)	1.24%(f)	1.55%	14.86%

7.44%	1,159,535	1.10%(f)	1.19%(f)	1.52%	30.01%
(37.26%)	1,606,819	1.10%(f)	1.22%(f)	0.90%	36.82%
21.45%	4,184,781	1.10%(f)	1.14%(f)	0.69%	37.26%
11.86%	3,414,059	1.10%(f)	1.18%(f)	0.59%	26.13%
18.45%	4,420,838	1.10%(f)	1.16%(f)	0.91%	14.86%
2023 Annual Report	119

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Sustainable Leaders Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions
Class A Shares
Year Ended October 31, 2023	$9.24	$0.11	$0.49	$ 0.60	$ (0.14)	$ –	$ (0.14)
Year Ended October 31, 2022	18.83	0.04	(5.77)	(5.73)	(0.01)	(3.85)	(3.86)
Year Ended October 31, 2021	15.74	0.02	3.07	3.09	–(f)	–	–(f)
Year Ended October 31, 2020	14.68	–(f)	1.21	1.21	(0.15)	–	(0.15)
Year Ended October 31, 2019	13.28	0.12	1.57	1.69	(0.29)	–	(0.29)
Class C Shares
Year Ended October 31, 2023	8.40	0.06	0.43	0.49	–(f)	–	–(f)
Year Ended October 31, 2022	17.58	(0.04)	(5.29)	(5.33)	–	(3.85)	(3.85)
Year Ended October 31, 2021	14.79	(0.11)	2.90	2.79	–	–	–
Year Ended October 31, 2020	13.76	(0.08)	1.12	1.04	(0.01)	–	(0.01)
Year Ended October 31, 2019	12.44	0.03	1.48	1.51	(0.19)	–	(0.19)
Class R Shares
Year Ended October 31, 2023	8.62	0.08	0.46	0.54	(0.11)	–	(0.11)
Year Ended October 31, 2022	17.87	–	(5.40)	(5.40)	–	(3.85)	(3.85)
Year Ended October 31, 2021	14.98	(0.02)	2.91	2.89	–	–	–
Year Ended October 31, 2020	13.97	(0.03)	1.14	1.11	(0.10)	–	(0.10)
Year Ended October 31, 2019	12.65	0.08	1.50	1.58	(0.26)	–	(0.26)
Institutional Service Class Shares
Year Ended October 31, 2023	9.53	0.15	0.51	0.66	(0.18)	–	(0.18)
Year Ended October 31, 2022	19.25	0.08	(5.93)	(5.85)	(0.02)	(3.85)	(3.87)
Year Ended October 31, 2021	16.08	0.08	3.14	3.22	(0.05)	–	(0.05)
Year Ended October 31, 2020	15.00	0.06	1.22	1.28	(0.20)	–	(0.20)
Year Ended October 31, 2019	13.58	0.17	1.60	1.77	(0.35)	–	(0.35)
Institutional Class Shares
Year Ended October 31, 2023	9.59	0.17	0.51	0.68	(0.17)	–	(0.17)
Year Ended October 31, 2022	19.34	0.09	(5.97)	(5.88)	(0.02)	(3.85)	(3.87)
Year Ended October 31, 2021	16.15	0.09	3.15	3.24	(0.05)	–	(0.05)
Year Ended October 31, 2020	15.06	0.06	1.23	1.29	(0.20)	–	(0.20)
Year Ended October 31, 2019	13.63	0.17	1.61	1.78	(0.35)	–	(0.35)

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
(g)	Includes interest expense that amounts to 0.02% for Class C and Institutional class. Includes interest expense that amounts to 0.01% for Class A, Class R and Institutional Service Class.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
120	2023 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Sustainable Leaders Fund  (concluded)
		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

$ 9.70	6.44%	$ 10,222	1.51%(e)	1.73%(e)	1.08%	27.11%
9.24	(37.00%)	11,345	1.48%(e)	1.63%(e)	0.33%	29.36%
18.83	19.65%	23,898	1.46%(e)	1.46%(e)	0.11%	120.50%
15.74	8.24%	21,418	1.49%(e)	1.49%(e)	0.02%	37.50%
14.68	13.13%	24,719	1.52%(g)	1.52%(g)	0.89%	28.30%

8.89	5.86%	32	2.11%(e)	2.47%(e)	0.58%	27.11%
8.40	(37.41%)	206	2.10%(e)	2.36%(e)	(0.35%)	29.36%
17.58	18.86%	1,159	2.11%(e)	2.21%(e)	(0.59%)	120.50%
14.79	7.56%(h)	2,432	2.10%(e)	2.20%(e)	(0.55%)	37.50%
13.76	12.43%(h)	4,330	2.12%(g)	2.24%(g)	0.21%	28.30%

9.05	6.22%	2,379	1.74%(e)	1.96%(e)	0.84%	27.11%
8.62	(37.15%)	2,365	1.76%(e)	1.91%(e)	0.02%	29.36%
17.87	19.29%	6,126	1.74%(e)	1.74%(e)	(0.10%)	120.50%
14.98	7.97%	3,244	1.74%(e)	1.74%(e)	(0.22%)	37.50%
13.97	12.80%	3,992	1.79%(g)	1.79%(g)	0.58%	28.30%

10.01	6.85%	50,678	1.17%(e)	1.39%(e)	1.41%	27.11%
9.53	(36.80%)	52,901	1.16%(e)	1.31%(e)	0.67%	29.36%
19.25	20.02%	94,132	1.16%(e)	1.16%(e)	0.41%	120.50%
16.08	8.58%(h)	83,121	1.15%(e)	1.15%(e)	0.36%	37.50%
15.00	13.49%(h)	85,934	1.16%(g)	1.16%(g)	1.23%	28.30%

10.10	6.97%	6,850	1.11%(e)	1.42%(e)	1.52%	27.11%
9.59	(36.78%)	46,516	1.10%(e)	1.31%(e)	0.70%	29.36%
19.34	20.06%	91,084	1.11%(e)	1.15%(e)	0.45%	120.50%
16.15	8.63%(h)	107,158	1.10%(e)	1.13%(e)	0.41%	37.50%
15.06	13.55%(h)	99,475	1.12%(g)	1.13%(g)	1.21%	28.30%
2023 Annual Report	121

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Equity Impact Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2023	$13.07	$0.07	$0.13	$ 0.20	$ (0.66)	$ (0.66)	$ 12.61
Year Ended October 31, 2022	18.45	0.39(e)	(5.77)	(5.38)	–(f)	–(f)	13.07
Year Ended October 31, 2021	13.14	–	5.37	5.37	(0.06)	(0.06)	18.45
Year Ended October 31, 2020	11.59	0.05	1.77	1.82	(0.27)	(0.27)	13.14
Year Ended October 31, 2019	10.29	0.18(i)	1.30	1.48	(0.18)	(0.18)	11.59
Institutional Class Shares
Year Ended October 31, 2023	13.12	0.11	0.13	0.24	(0.71)	(0.71)	12.65
Year Ended October 31, 2022	18.49	0.41(e)	(5.77)	(5.36)	(0.01)	(0.01)	13.12
Year Ended October 31, 2021	13.18	0.04	5.37	5.41	(0.10)	(0.10)	18.49
Year Ended October 31, 2020	11.62	0.08	1.79	1.87	(0.31)	(0.31)	13.18
Year Ended October 31, 2019	10.30	0.21(i)	1.30	1.51	(0.19)	(0.19)	11.62

(a)	Net investment income is based on average shares outstanding during the period.
(b)	Beginning with the year ended October 31, 2022, income taxes on recovered refunds were included in foreign tax withholding on the Statement of Operations and, as such, are not included within the ratios of expenses to average net assets. Income taxes on recovered refunds for years prior to October 31, 2022 were reflected as expenses on the Statement of Operations and included within the ratios of expenses to average net assets.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.07, (30.98%) and 0.47%, respectively. For Institutional Class Shares, these amounts would have been $0.07, (30.83%) and 0.49%, respectively.
(f)	Less than $0.005 per share.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	Included within Total Return is the effect of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Total Return for Class A Shares would have been 15.82%. For Institutional Class Shares, this amount would have been 16.12%.
(i)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.08, 13.56%, and 0.77%, respectively. For Institutional Class Shares, these amounts would have been $0.11, 13.81%, and 1.03%, respectively.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
122	2023 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Equity Impact Fund  (concluded)
	Ratios/Supplemental Data
Total Return	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets (b)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (b)(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

1.13%	$ 25,480	1.40%	1.40%	1.81%	0.53%	30.88%
(29.14%)(e)(g)	26,986	1.17%	1.17%	1.72%	2.59%(e)	36.90%
40.95%	43,059	1.38%	1.38%	1.73%	0.02%	17.40%
15.93%(h)	32,180	1.41%	1.41%	1.92%	0.40%	32.11%
14.76%(i)	34,933	1.53%	2.21%	2.47%	1.69%(i)	125.21%

1.39%	17,299	1.14%	1.14%	1.55%	0.77%	30.88%
(28.99%)(e)(g)	19,384	0.92%	0.92%	1.44%	2.71%(e)	36.90%
41.23%	32,312	1.13%	1.13%	1.45%	0.24%	17.40%
16.30%(h)	27,839	1.16%	1.16%	1.61%	0.65%	32.11%
14.99%(i)	27,937	1.28%	1.97%	2.20%	1.95%(i)	125.21%
2023 Annual Report	123

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Infrastructure Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Redemption Fees
Class A Shares
Year Ended October 31, 2023	$20.62	$0.53	$(0.36)	$ 0.17	$ (0.59)	$ (0.39)	$ –	$ (0.98)	$ –
Year Ended October 31, 2022	24.18	0.41	(3.00)	(2.59)	(0.71)	(0.26)	–	(0.97)	–
Year Ended October 31, 2021	19.03	0.45	5.41	5.86	(0.71)	–	–	(0.71)	–
Year Ended October 31, 2020	21.93	0.53	(2.59)	(2.06)	(0.56)	(0.14)	(0.14)	(0.84)	–
Year Ended October 31, 2019	18.82	0.30	3.48	3.78	(0.64)	(0.03)	–	(0.67)	–
Institutional Class Shares
Year Ended October 31, 2023	20.66	0.59	(0.36)	0.23	(0.64)	(0.39)	–	(1.03)	–
Year Ended October 31, 2022	24.22	0.47	(3.01)	(2.54)	(0.76)	(0.26)	–	(1.02)	–
Year Ended October 31, 2021	19.05	0.52	5.41	5.93	(0.76)	–	–	(0.76)	–
Year Ended October 31, 2020	21.97	0.58	(2.60)	(2.02)	(0.62)	(0.14)	(0.14)	(0.90)	–
Year Ended October 31, 2019	18.85	0.34	3.50	3.84	(0.69)	(0.03)	–	(0.72)	–

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
124	2023 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Infrastructure Fund  (concluded)
		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

$ 19.81	0.53%	$ 10,028	1.24%(e)	1.58%(e)	2.45%	20.33%
20.62	(11.04%)	11,350	1.24%	1.58%	1.81%	23.33%
24.18	31.09%	13,227	1.24%	1.63%	1.95%	30.75%
19.03	(9.49%)	9,206	1.33%	1.55%	2.61%	23.76%
21.93	20.41%	12,776	1.45%	1.59%	1.46%	31.62%

19.86	0.80%(f)	30,458	0.99%(e)	1.33%(e)	2.71%	20.33%
20.66	(10.82%)(f)	35,645	0.99%	1.33%	2.05%	23.33%
24.22	31.43%	45,076	0.99%	1.38%	2.25%	30.75%
19.05	(9.30%)	32,640	1.08%	1.27%	2.90%	23.76%
21.97	20.73%	87,441	1.20%	1.31%	1.68%	31.62%
2023 Annual Report	125

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn International Small Cap Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2023	$23.78	$0.13	$(0.05)	$ 0.08	$ (0.40)	$ –	$ (0.40)	$ 23.46
Year Ended October 31, 2022	42.73	0.28	(16.37)	(16.09)	–	(2.86)	(2.86)	23.78
Year Ended October 31, 2021	30.18	(0.20)	12.75	12.55	–	–	–	42.73
Year Ended October 31, 2020	28.11	(0.09)	3.63	3.54	(0.34)	(1.13)	(1.47)	30.18
Year Ended October 31, 2019	29.23	0.23	3.03	3.26	(0.65)	(3.73)	(4.38)	28.11
Class C Shares
Year Ended October 31, 2023	20.94	(0.03)	(0.04)	(0.07)	(0.21)	–	(0.21)	20.66
Year Ended October 31, 2022	38.21	0.09	(14.50)	(14.41)	–	(2.86)	(2.86)	20.94
Year Ended October 31, 2021	27.16	(0.39)	11.44	11.05	–	–	–	38.21
Year Ended October 31, 2020	25.43	(0.25)	3.27	3.02	(0.16)	(1.13)	(1.29)	27.16
Year Ended October 31, 2019	26.73	(0.04)	2.84	2.80	(0.37)	(3.73)	(4.10)	25.43
Class R Shares
Year Ended October 31, 2023	22.06	0.06	(0.04)	0.02	(0.37)	–	(0.37)	21.71
Year Ended October 31, 2022	39.97	0.21	(15.26)	(15.05)	–	(2.86)	(2.86)	22.06
Year Ended October 31, 2021	28.31	(0.28)	11.94	11.66	–	–	–	39.97
Year Ended October 31, 2020	26.46	(0.15)	3.40	3.25	(0.27)	(1.13)	(1.40)	28.31
Year Ended October 31, 2019	27.74	0.12	2.88	3.00	(0.55)	(3.73)	(4.28)	26.46
Institutional Class Shares
Year Ended October 31, 2023	24.12	0.22	(0.05)	0.17	(0.48)	–	(0.48)	23.81
Year Ended October 31, 2022	43.15	0.44	(16.61)	(16.17)	–	(2.86)	(2.86)	24.12
Year Ended October 31, 2021	30.37	(0.06)	12.84	12.78	–	–	–	43.15
Year Ended October 31, 2020	28.25	0.01	3.65	3.66	(0.41)	(1.13)	(1.54)	30.37
Year Ended October 31, 2019	29.33	0.27	3.11	3.38	(0.73)	(3.73)	(4.46)	28.25

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
126	2023 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn International Small Cap Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

0.21%	$ 50,828	1.34%(e)	1.49%(e)	0.49%	35.89%
(40.18%)(f)	58,262	1.35%(e)	1.43%(e)	0.91%	46.90%
41.58%(f)	112,408	1.34%(e)	1.42%(e)	(0.54%)	42.63%
13.02%	90,560	1.40%	1.61%	(0.33%)	29.65%
13.93%	75,754	1.49%(e)	1.82%(e)	0.86%	35.37%

(0.44%)	308	1.99%(e)	2.32%(e)	(0.14%)	35.89%
(40.56%)(f)	349	1.99%(e)	2.23%(e)	0.35%	46.90%
40.68%(f)	561	1.99%(e)	2.18%(e)	(1.15%)	42.63%
12.27%	554	2.05%	2.38%	(1.02%)	29.65%
13.21%	829	2.15%(e)	2.59%(e)	(0.17%)	35.37%

(0.04%)	1,546	1.60%(e)	1.75%(e)	0.27%	35.89%
(40.36%)	1,913	1.64%(e)	1.72%(e)	0.76%	46.90%
41.19%	2,535	1.62%(e)	1.70%(e)	(0.80%)	42.63%
12.68%	1,649	1.69%	1.90%	(0.61%)	29.65%
13.62%	1,945	1.80%(e)	2.13%(e)	0.47%	35.37%

0.57%	75,604	0.99%(e)	1.24%(e)	0.81%	35.89%
(39.96%)(f)	117,960	0.99%(e)	1.18%(e)	1.44%	46.90%
42.08%(f)	191,244	0.99%(e)	1.15%(e)	(0.15%)	42.63%
13.41%	46,330	1.04%	1.35%	0.03%	29.65%
14.39%	35,248	1.15%(e)	1.57%(e)	1.01%	35.37%
2023 Annual Report	127

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn International Sustainable Leaders Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return
Class A Shares
Year Ended October 31, 2023	$22.17	$0.06	$1.82	$ 1.88	$ (1.77)	$ (1.77)	$ 22.28	8.33%
Year Ended October 31, 2022	34.93	0.34(f)	(13.10)	(12.76)	–	–	22.17	(36.53%)(f)(g)
Year Ended October 31, 2021	26.19	(0.12)	9.05	8.93	(0.19)	(0.19)	34.93	34.20%
Year Ended October 31, 2020	26.95	0.17	0.29	0.46	(1.22)	(1.22)	26.19	1.63%(h)
Year Ended October 31, 2019	23.64	0.81(i)	2.70	3.51	(0.20)	(0.20)	26.95	15.02%(i)
Institutional Class Shares
Year Ended October 31, 2023	22.88	0.17	1.84	2.01	(1.87)	(1.87)	23.02	8.61%
Year Ended October 31, 2022	35.96	0.42(f)	(13.50)	(13.08)	–	–	22.88	(36.37%)(f)(g)
Year Ended October 31, 2021	26.98	(0.04)	9.32	9.28	(0.30)	(0.30)	35.96	34.56%
Year Ended October 31, 2020	27.74	0.24	0.30	0.54	(1.30)	(1.30)	26.98	1.86%(h)
Year Ended October 31, 2019	24.27	0.91(i)	2.77	3.68	(0.21)	(0.21)	27.74	15.34%(i)

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Beginning with the year ended October 31, 2022, income taxes on recovered refunds were included in foreign tax withholding on the Statement of Operations and, as such, are not included within the ratios of expenses to average net assets. Income taxes on recovered refunds for years prior to October 31, 2022 were reflected as expenses on the Statement of Operations and included within the ratios of expenses to average net assets.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.07, (37.36%), and 0.24%, respectively. For Institutional Class Shares, these amounts would have been $0.08, (37.18%), and 0.29%, respectively.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	Included within Total Return is the effect of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Total Return for Class A Shares would have been (0.38%). For Institutional Class Shares, this amount would have been (0.11%).
(i)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.28, 12.13%, and 1.13%, respectively. For Institutional Class Shares, these amounts would have been $0.37, 12.41%, and 1.42%, respectively.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
128	2023 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn International Sustainable Leaders Fund  (concluded)
Ratios/Supplemental Data
Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets (b)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (b)(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (e)

$ 63,667	1.30%	1.30%	1.62%	0.26%	23.45%
68,067	1.18%	1.18%	1.60%	1.26%(f)	38.19%
120,080	1.38%	1.38%	1.62%	(0.36%)	113.67%
100,780	1.38%	1.38%	1.71%	0.67%	34.20%
120,472	1.44%	2.99%	3.06%	3.24%(i)	131.52%

7,653	1.04%	1.04%	1.34%	0.67%	23.45%
13,946	0.93%	0.93%	1.27%	1.50%(f)	38.19%
25,253	1.13%	1.13%	1.31%	(0.11%)	113.67%
20,047	1.13%	1.13%	1.33%	0.90%	34.20%
27,390	1.18%	2.77%	2.82%	3.53%(i)	131.52%

2023 Annual Report	129

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Realty Income & Growth Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)
Class A Shares
Year Ended October 31, 2023	$10.84	$0.27	$(0.65)	$ (0.38)	$ (0.26)	$ (0.67)	$ (0.93)	$ 9.53	(3.88%)
Year Ended October 31, 2022	15.68	0.15	(2.72)	(2.57)	(0.31)	(1.96)	(2.27)	10.84	(19.45%)
Year Ended October 31, 2021	12.40	0.11	4.84	4.95	(0.13)	(1.54)	(1.67)	15.68	44.07%
Year Ended October 31, 2020	17.98	0.25	(3.17)	(2.92)	(0.60)	(2.06)	(2.66)	12.40	(18.12%)
Year Ended October 31, 2019	21.38	0.32	3.28	3.60	(0.52)	(6.48)	(7.00)	17.98	25.65%
Institutional Class Shares
Year Ended October 31, 2023	10.89	0.30	(0.65)	(0.35)	(0.29)	(0.67)	(0.96)	9.58	(3.67%)
Year Ended October 31, 2022	15.74	0.20	(2.75)	(2.55)	(0.34)	(1.96)	(2.30)	10.89	(19.24%)
Year Ended October 31, 2021	12.44	0.14	4.86	5.00	(0.16)	(1.54)	(1.70)	15.74	44.41%
Year Ended October 31, 2020	18.02	0.28	(3.16)	(2.88)	(0.64)	(2.06)	(2.70)	12.44	(17.85%)
Year Ended October 31, 2019	21.41	0.36	3.29	3.65	(0.56)	(6.48)	(7.04)	18.02	25.97%

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%, 0.01%, 0.01%, 0.05%, and 0.03% for Class A and Institutional Class for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019, respectively.
See Notes to Financial Statements.
130	2023 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Realty Income & Growth Fund  (concluded)
Ratios/Supplemental Data
Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

$ 266	1.26%(e)	1.75%(e)	2.58%	23.77%
397	1.25%(e)	1.67%(e)	1.13%	23.36%
1,090	1.26%(e)	1.72%(e)	0.80%	32.52%
1,971	1.30%(e)	1.71%(e)	1.84%	22.61%
2,341	1.28%(e)	1.71%(e)	1.83%	20.70%

34,351	1.01%(e)	1.47%(e)	2.82%	23.77%
41,592	1.00%(e)	1.42%(e)	1.53%	23.36%
56,593	1.01%(e)	1.47%(e)	1.01%	32.52%
46,235	1.05%(e)	1.48%(e)	2.05%	22.61%
75,232	1.03%(e)	1.39%(e)	2.10%	20.70%

2023 Annual Report	131

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Small Cap Equity Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2023	$30.19	$(0.17)	$(2.55)	$ (2.72)	$ –	$ (1.69)	$ (1.69)	$ 25.78
Year Ended October 31, 2022	49.57	(0.25)	(9.33)	(9.58)	–	(9.80)	(9.80)	30.19
Year Ended October 31, 2021	33.55	(0.24)	18.64	18.40	–	(2.38)	(2.38)	49.57
Year Ended October 31, 2020	33.19	(0.20)	3.08	2.88	–	(2.52)	(2.52)	33.55
Year Ended October 31, 2019	35.39	(0.10)	1.78	1.68	–(f)	(3.88)	(3.88)	33.19
Class C Shares
Year Ended October 31, 2023	22.59	(0.25)	(1.87)	(2.12)	–	(1.69)	(1.69)	18.78
Year Ended October 31, 2022	39.79	(0.36)	(7.04)	(7.40)	–	(9.80)	(9.80)	22.59
Year Ended October 31, 2021	27.48	(0.42)	15.11	14.69	–	(2.38)	(2.38)	39.79
Year Ended October 31, 2020	27.79	(0.33)	2.54	2.21	–	(2.52)	(2.52)	27.48
Year Ended October 31, 2019	30.53	(0.27)	1.41	1.14	–	(3.88)	(3.88)	27.79
Class R Shares
Year Ended October 31, 2023	25.92	(0.21)	(2.16)	(2.37)	–	(1.69)	(1.69)	21.86
Year Ended October 31, 2022	44.07	(0.31)	(8.04)	(8.35)	–	(9.80)	(9.80)	25.92
Year Ended October 31, 2021	30.12	(0.32)	16.65	16.33	–	(2.38)	(2.38)	44.07
Year Ended October 31, 2020	30.14	(0.27)	2.77	2.50	–	(2.52)	(2.52)	30.12
Year Ended October 31, 2019	32.64	(0.19)	1.57	1.38	–	(3.88)	(3.88)	30.14
Institutional Service Class Shares
Year Ended October 31, 2023	33.38	(0.10)	(2.85)	(2.95)	–	(1.69)	(1.69)	28.74
Year Ended October 31, 2022	53.65	(0.19)	(10.28)	(10.47)	–	(9.80)	(9.80)	33.38
Year Ended October 31, 2021	36.06	(0.15)	20.12	19.97	–	(2.38)	(2.38)	53.65
Year Ended October 31, 2020	35.41	(0.12)	3.29	3.17	–	(2.52)	(2.52)	36.06
Year Ended October 31, 2019	37.39	(0.01)	1.93	1.92	(0.02)	(3.88)	(3.90)	35.41
Institutional Class Shares
Year Ended October 31, 2023	33.50	(0.05)	(2.87)	(2.92)	–	(1.69)	(1.69)	28.89
Year Ended October 31, 2022	53.75	(0.15)	(10.30)	(10.45)	–	(9.80)	(9.80)	33.50
Year Ended October 31, 2021	36.09	(0.10)	20.14	20.04	–	(2.38)	(2.38)	53.75
Year Ended October 31, 2020	35.40	(0.09)	3.30	3.21	–	(2.52)	(2.52)	36.09
Year Ended October 31, 2019	37.37	0.01	1.92	1.93	(0.02)	(3.88)	(3.90)	35.40

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
132	2023 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Small Cap Equity Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

(9.50%)	$ 83,828	1.39%(e)	1.43%(e)	(0.57%)	29.74%
(23.82%)	108,078	1.35%(e)	1.35%(e)	(0.74%)	59.08%
56.92%	172,963	1.35%	1.35%	(0.56%)	78.38%
8.97%	124,673	1.40%(e)	1.40%(e)	(0.62%)	60.67%
7.15%	159,391	1.41%(e)	1.41%(e)	(0.33%)	55.00%

(10.08%)	16,007	2.00%(e)	2.15%(e)	(1.17%)	29.74%
(24.30%)	25,068	1.99%(e)	2.06%(e)	(1.38%)	59.08%
55.93%	44,295	1.99%	2.06%	(1.20%)	78.38%
8.25%	36,621	2.05%(e)	2.10%(e)	(1.26%)	60.67%
6.41%	48,382	2.10%(e)	2.10%(e)	(0.99%)	55.00%

(9.73%)	2,773	1.64%(e)	1.68%(e)	(0.82%)	29.74%
(24.04%)	3,286	1.65%(e)	1.65%(e)	(1.03%)	59.08%
56.50%	5,408	1.63%	1.63%	(0.84%)	78.38%
8.59%	3,554	1.75%(e)	1.75%(e)	(0.96%)	60.67%
6.78%	5,272	1.75%(e)	1.75%(e)	(0.65%)	55.00%

(9.27%)	28,529	1.13%(e)	1.17%(e)	(0.31%)	29.74%
(23.64%)	31,893	1.11%(e)	1.11%(e)	(0.50%)	59.08%
57.33%	41,568	1.11%	1.11%	(0.31%)	78.38%
9.24%	31,548	1.13%(e)	1.13%(e)	(0.35%)	60.67%
7.44%	40,476	1.12%(e)	1.12%(e)	(0.04%)	55.00%

(9.14%)	233,893	1.00%(e)	1.14%(e)	(0.16%)	29.74%
(23.54%)	559,518	0.99%(e)	1.07%(e)	(0.38%)	59.08%
57.48%	931,614	0.99%	1.06%	(0.21%)	78.38%
9.37%	536,973	1.04%(e)	1.10%(e)	(0.27%)	60.67%
7.48%	607,103	1.11%(e)	1.11%(e)	0.03%	55.00%
2023 Annual Report	133

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Sustainable Leaders Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2023	$9.38	$0.01	$0.27	$ 0.28	$ –	$ (0.04)	$ (0.04)	$ 9.62
Year Ended October 31, 2022	17.32	(0.05)	(3.52)	(3.57)	–	(4.37)	(4.37)	9.38
Year Ended October 31, 2021	13.79	(0.05)	5.31	5.26	–	(1.73)	(1.73)	17.32
Year Ended October 31, 2020	12.95	(0.03)	2.17	2.14	(0.01)	(1.29)	(1.30)	13.79
Year Ended October 31, 2019	12.53	0.01	1.79	1.80	(0.02)	(1.36)	(1.38)	12.95
Class C Shares
Year Ended October 31, 2023	6.76	(0.04)	0.18	0.14	–	(0.04)	(0.04)	6.86
Year Ended October 31, 2022	13.77	(0.09)	(2.55)	(2.64)	–	(4.37)	(4.37)	6.76
Year Ended October 31, 2021	11.36	(0.12)	4.26	4.14	–	(1.73)	(1.73)	13.77
Year Ended October 31, 2020	10.94	(0.10)	1.81	1.71	–	(1.29)	(1.29)	11.36
Year Ended October 31, 2019	10.87	(0.06)	1.49	1.43	–	(1.36)	(1.36)	10.94
Institutional Service Class Shares
Year Ended October 31, 2023	10.56	0.04	0.30	0.34	–	(0.04)	(0.04)	10.86
Year Ended October 31, 2022	18.91	(0.03)	(3.95)	(3.98)	–	(4.37)	(4.37)	10.56
Year Ended October 31, 2021	14.89	(0.02)	5.77	5.75	–	(1.73)	(1.73)	18.91
Year Ended October 31, 2020	13.88	(–)(f)	2.34	2.34	(0.04)	(1.29)	(1.33)	14.89
Year Ended October 31, 2019	13.33	0.04	1.92	1.96	(0.05)	(1.36)	(1.41)	13.88
Institutional Class Shares
Year Ended October 31, 2023	10.65	0.04	0.31	0.35	–	(0.04)	(0.04)	10.96
Year Ended October 31, 2022	19.03	(0.02)	(3.99)	(4.01)	–	(4.37)	(4.37)	10.65
Year Ended October 31, 2021	14.96	(0.01)	5.81	5.80	–	(1.73)	(1.73)	19.03
Year Ended October 31, 2020	13.93	0.01	2.35	2.36	(0.04)	(1.29)	(1.33)	14.96
Year Ended October 31, 2019	13.37	0.04	1.93	1.97	(0.05)	(1.36)	(1.41)	13.93

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
134	2023 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Sustainable Leaders Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

3.00%	$ 208,286	1.19%(e)	1.27%(e)	0.11%	31.62%
(27.49%)	222,190	1.19%(e)	1.24%(e)	(0.43%)	44.12%
41.35%	345,638	1.19%	1.23%	(0.33%)	111.07%
17.50%	264,977	1.19%	1.26%	(0.24%)	49.68%
17.60%	247,926	1.19%	1.27%	0.06%	47.13%

2.09%	327	1.90%(e)	2.09%(e)	(0.55%)	31.62%
(27.96%)	229	1.90%(e)	2.08%(e)	(1.14%)	44.12%
40.20%	329	1.90%	2.07%	(1.01%)	111.07%
16.71%	1,143	1.90%	2.08%	(0.94%)	49.68%
16.75%	1,428	1.90%	2.11%	(0.58%)	47.13%

3.23%	101,341	0.96%(e)	1.04%(e)	0.33%	31.62%
(27.32%)	106,068	0.97%(e)	1.02%(e)	(0.20%)	44.12%
41.61%	158,581	0.97%	1.01%	(0.11%)	111.07%
17.79%	121,611	0.97%	1.04%	(0.01%)	49.68%
17.84%	113,600	0.97%	1.05%	0.29%	47.13%

3.30%	7,555	0.90%(e)	1.04%(e)	0.39%	31.62%
(27.29%)	8,644	0.90%(e)	1.01%(e)	(0.14%)	44.12%
41.77%	14,953	0.90%	1.00%	(0.05%)	111.07%
17.89%	10,982	0.90%	1.01%	0.05%	49.68%
17.90%	8,839	0.90%	1.03%	0.34%	47.13%
2023 Annual Report	135

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Sustainable Leaders Smaller Companies Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2023	$6.29	$(0.02)	$(0.60)	$ (0.62)	$ –	$ –	$ –	$ 5.67
Year Ended October 31, 2022	11.09	(0.04)	(2.09)	(2.13)	–	(2.67)	(2.67)	6.29
Year Ended October 31, 2021	8.08	(0.04)	4.06	4.02	–	(1.01)	(1.01)	11.09
Year Ended October 31, 2020	7.59	(0.01)	0.96	0.95	–(g)	(0.46)	(0.46)	8.08
Year Ended October 31, 2019	6.85	0.01	1.09	1.10	–	(0.36)	(0.36)	7.59
Class R Shares
Year Ended October 31, 2023	5.38	(0.03)	(0.52)	(0.55)	–	–	–	4.83
Year Ended October 31, 2022	9.54	(0.06)	(1.78)	(1.84)	–	(2.32)	(2.32)	5.38
Year Ended October 31, 2021	7.09	(0.06)	3.52	3.46	–	(1.01)	(1.01)	9.54
Year Ended October 31, 2020	6.73	(0.03)	0.85	0.82	–	(0.46)	(0.46)	7.09
Year Ended October 31, 2019	6.13	(0.01)	0.97	0.96	–	(0.36)	(0.36)	6.73
Institutional Service Class Shares
Year Ended October 31, 2023	6.64	(–)(g)	(0.65)	(0.65)	–	–	–	5.99
Year Ended October 31, 2022	11.68	(0.04)	(2.18)	(2.22)	–	(2.82)	(2.82)	6.64
Year Ended October 31, 2021	8.45	(0.03)	4.27	4.24	–	(1.01)	(1.01)	11.68
Year Ended October 31, 2020	7.92	–(g)	1.00	1.00	(0.01)	(0.46)	(0.47)	8.45
Year Ended October 31, 2019	7.11	0.03	1.14	1.17	–	(0.36)	(0.36)	7.92
Institutional Class Shares
Year Ended October 31, 2023	6.97	0.01	(0.68)	(0.67)	–	–	–	6.30
Year Ended October 31, 2022	12.21	(0.02)	(2.31)	(2.33)	–	(2.91)	(2.91)	6.97
Year Ended October 31, 2021	8.78	(0.01)	4.45	4.44	–	(1.01)	(1.01)	12.21
Year Ended October 31, 2020	8.20	0.01	1.04	1.05	(0.01)	(0.46)	(0.47)	8.78
Year Ended October 31, 2019	7.34	0.04	1.18	1.22	–	(0.36)	(0.36)	8.20

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the years ended October 31, 2021 and October 31, 2020.
(g)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
136	2023 Annual Report

Financial Highlights  (concluded)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Sustainable Leaders Smaller Companies Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

(9.86%)	$ 6,278	1.24%(e)	2.33%(e)	(0.25%)	16.83%
(25.40%)	8,220	1.24%	2.34%	(0.59%)	55.89%
53.27%	10,032	1.22%(f)	2.42%(f)	(0.45%)	157.35%
12.88%	7,618	1.24%(f)	2.13%(f)	(0.17%)	45.98%
17.62%	8,481	1.25%	2.09%	0.20%	54.04%

(10.22%)	2,013	1.53%(e)	2.62%(e)	(0.55%)	16.83%
(25.57%)	2,286	1.56%	2.67%	(0.91%)	55.89%
52.76%	3,071	1.55%(f)	2.75%(f)	(0.78%)	157.35%
12.54%	1,952	1.43%(f)	2.32%(f)	(0.37%)	45.98%
17.39%	1,924	1.55%	2.39%	(0.09%)	54.04%

(9.79%)	224	1.05%(e)	2.14%(e)	(0.06%)	16.83%
(25.16%)	276	1.05%	2.16%	(0.47%)	55.89%
53.56%	159	1.05%(f)	2.25%(f)	(0.33%)	157.35%
12.96%	340	1.04%(f)	1.93%(f)	0.02%	45.98%
17.96%	480	1.05%	1.89%	0.45%	54.04%

(9.61%)	2,934	0.90%(e)	2.13%(e)	0.11%	16.83%
(25.17%)	5,182	0.90%	2.15%	(0.25%)	55.89%
53.85%	5,531	0.90%(f)	2.24%(f)	(0.12%)	157.35%
13.14%	3,451	0.90%(f)	1.94%(f)	0.17%	45.98%
18.10%	4,580	0.90%	1.89%	0.58%	54.04%

2023 Annual Report	137

Notes to Financial Statements
October 31, 2023

1.  Organization
abrdn Funds (the "Trust"), formerly Aberdeen Funds, was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of October 31, 2023, the Trust had authorized an unlimited number of shares of beneficial interest ("shares") without par value. As of October 31, 2023, the Trust operated nineteen (19) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the fourteen (14) funds listed below (each, a "Fund"; collectively, the "Funds"):
•	abrdn China A Share Equity Fund ("China A Share Equity Fund")
•	abrdn Dynamic Dividend Fund (“Dynamic Dividend Fund”)
•	abrdn EM SMA Completion Fund* ("EM SMA Completion Fund")
•	abrdn Emerging Markets ex-China Fund (“Emerging Markets ex-China Fund”)
•	abrdn Emerging Markets Fund (“Emerging Markets Fund”)
•	abrdn Emerging Markets Sustainable Leaders Fund (“Emerging Markets Sustainable Leaders Fund”)
•	abrdn Global Equity Impact Fund (“Global Equity Impact Fund”)
•	abrdn Global Infrastructure Fund (“Global Infrastructure Fund”)
•	abrdn International Small Cap Fund (formerly, (“International Small Cap Fund”)
•	abrdn International Sustainable Leaders Fund (“International Sustainable Leaders Fund”)
•	abrdn Realty Income & Growth Fund (“Realty Income & Growth Fund”)
•	abrdn U.S. Small Cap Equity Fund (“U.S. Small Cap Equity Fund”)
•	abrdn U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”)
•	abrdn U.S. Sustainable Leaders Smaller Companies Fund (“U.S. Sustainable Leaders Smaller Companies Fund”)
*Not available to the General Public. Shares of the Fund may be purchased only by or on behalf of separately managed account clients where abrdn Inc. ("abrdn" or the "Adviser"), the Fund's Adviser or an affiliate of the Adviser has an agreement with the managed account program sponsor (the"Program Sponsor"), or directly with the client, to provide management or advisory services to the managed account or to the Program Sponsor for its use in managing such account. The Fund is a "completion fund," meaning that it is intended to be used as part of a broader investment program by certain separately managed account clients.
2.  Summary of Significant Accounting Policies
The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.
a.	Security Valuation:
The Funds value their securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Funds' Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the "Board") designated the Adviser as the valuation designee ("Valuation Designee") for the Funds to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical
138	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time (defined above). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold.
Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser as Valuation Designee generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances the Valuation Time is as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Adviser may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
•	Level 1 - quoted prices (unadjusted) in active markets for identical investments;
•	Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
2023 Annual Report	139

Notes to Financial Statements  (continued)
October 31, 2023

•	Level 3 - significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).
A summary of standard inputs is listed below:
Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.
The following is a summary of the inputs used as of October 31, 2023 in valuing the Funds' investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Statements of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
China A Share Equity Fund
Assets
Investments in Securities
Common Stocks	$–	$22,918,169	$–	$22,918,169
Exchange-Traded Funds	454,474	–	–	454,474
Short-Term Investment	794,009	–	–	794,009
Total Investments	$1,248,483	$22,918,169	$–	$24,166,652
Total Investment Assets	$1,248,483	$22,918,169	$–	$24,166,652
Dynamic Dividend Fund
Assets
Investments in Securities
Common Stocks	$59,898,170	$29,623,714	$–	$89,521,884
Preferred Stocks	–	1,149,832	–	1,149,832
Total Investments	$59,898,170	$30,773,546	$–	$90,671,716
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$26,065	$–	$26,065
Total Investment Assets	$59,898,170	$30,799,611	$–	$90,697,781
EM SMA Completion Fund
Assets
Investments in Securities
Common Stocks	$77,509	$151,472	$–	$228,981
Preferred Stocks	10,753	49,068	–	59,821
Short-Term Investment	5,429	–	–	5,429
Total Investments	$93,691	$200,540	$–	$294,231
Total Investment Assets	$93,691	$200,540	$–	$294,231
140	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Emerging Markets ex-China Fund
Assets
Investments in Securities
Common Stocks	$10,137,392	$27,314,821	$–	$37,452,213
Preferred Stocks	566,783	1,314,441	–	1,881,224
Rights	483	–	–	483
Short-Term Investment	2,204,243	–	–	2,204,243
Total Investments	$12,908,901	$28,629,262	$–	$41,538,163
Total Investment Assets	$12,908,901	$28,629,262	$–	$41,538,163
Emerging Markets Fund
Assets
Investments in Securities
Common Stocks	$317,659,281	$1,292,770,286	$–	$1,610,429,567
Preferred Stocks	23,370,669	118,291,678	–	141,662,347
Short-Term Investment	32,087,375	–	–	32,087,375
Total Investments	$373,117,325	$1,411,061,964	$–	$1,784,179,289
Total Investment Assets	$373,117,325	$1,411,061,964	$–	$1,784,179,289
Emerging Markets Sustainable Leaders Fund
Assets
Investments in Securities
Common Stocks	$11,564,414	$52,293,875	$–	$63,858,289
Preferred Stocks	699,767	4,809,130	–	5,508,897
Short-Term Investment	608,660	–	–	608,660
Total Investments	$12,872,841	$57,103,005	$–	$69,975,846
Total Investment Assets	$12,872,841	$57,103,005	$–	$69,975,846
Global Equity Impact Fund
Assets
Investments in Securities
Common Stocks	$22,541,510	$20,133,034	$–	$42,674,544
Short-Term Investment	753,644	–	–	753,644
Total Investments	$23,295,154	$20,133,034	$–	$43,428,188
Total Investment Assets	$23,295,154	$20,133,034	$–	$43,428,188
Global Infrastructure Fund
Assets
Investments in Securities
Common Stocks	$23,472,145	$18,352,180	$–	$41,824,325
Total Investment Assets	$23,472,145	$18,352,180	$–	$41,824,325
2023 Annual Report	141

Notes to Financial Statements  (continued)
October 31, 2023

Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
International Small Cap Fund
Assets
Investments in Securities
Common Stocks	$12,198,634	$107,418,705	$–	$119,617,339
Preferred Stocks	–	2,780,390	–	2,780,390
Short-Term Investment	6,283,021	–	–	6,283,021
Total Investments	$18,481,655	$110,199,095	$–	$128,680,750
Total Investment Assets	$18,481,655	$110,199,095	$–	$128,680,750
International Sustainable Leaders Fund
Assets
Investments in Securities
Common Stocks	$5,858,510	$66,683,443	$–	$72,541,953
Short-Term Investment	951,772	–	–	951,772
Total Investments	$6,810,282	$66,683,443	$–	$73,493,725
Total Investment Assets	$6,810,282	$66,683,443	$–	$73,493,725
Realty Income & Growth Fund
Assets
Investments in Securities
Common Stocks	$34,312,845	$–	$–	$34,312,845
Short-Term Investment	56,466	–	–	56,466
Total Investments	$34,369,311	$–	$–	$34,369,311
Total Investment Assets	$34,369,311	$–	$–	$34,369,311
U.S. Small Cap Equity Fund
Assets
Investments in Securities
Common Stocks	$350,286,125	$–	$–	$350,286,125
Short-Term Investment	13,732,775	–	–	13,732,775
Total Investments	$364,018,900	$–	$–	$364,018,900
Total Investment Assets	$364,018,900	$–	$–	$364,018,900
U.S. Sustainable Leaders Fund
Assets
Investments in Securities
Common Stocks	$307,135,136	$–	$–	$307,135,136
Short-Term Investment	10,572,478	–	–	10,572,478
Total Investments	$317,707,614	$–	$–	$317,707,614
Total Investment Assets	$317,707,614	$–	$–	$317,707,614
142	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
U.S. Sustainable Leaders Smaller Companies Fund
Assets
Investments in Securities
Common Stocks	$11,246,350	$–	$–	$11,246,350
Short-Term Investment	165,748	–	–	165,748
Total Investments	$11,412,098	$–	$–	$11,412,098
Total Investment Assets	$11,412,098	$–	$–	$11,412,098
Amounts listed as “–” are $0 or round to $0.
For the fiscal year ended October 31, 2023, there were no significant changes to the fair valuation methodologies.
Level 3 investments held during and at the end of the year ended October 31, 2023 in relation to net assets, of the China A Share Equity Fund, Emerging Markets Fund and of the International Sustainable Leaders Fund, were not significant (0.0% of total net assets) and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented. The valuation technique used at October 31, 2023 was fair valuation at zero pursuant to procedures approved by the Fund's Board of Trustees.
b.	Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.	Foreign Currency Translation:
Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.
d.	Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.
e.	Derivative Financial Instruments:
Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is
2023 Annual Report	143

Notes to Financial Statements  (continued)
October 31, 2023

insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.
The forward contract is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates.
During the year ended October 31, 2023, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark.
While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.
Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.
Summary of Derivative Instruments
Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2023:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other	Total
Dynamic Dividend Fund
Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$–	$26,065	$–	$–	$–	$–	$26,065
Total	$–	$26,065	$–	$–	$–	$–	$26,065
Amounts listed as “–” are $0 or round to $0.
Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of October 31, 2023 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:
144	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description	Assets				Liabilities
Dynamic Dividend Fund
Foreign Currency Exchange Contracts
Royal Bank of Canada	$26,065	$–	$–	$26,065	$–	$–	$–	$–
Amounts listed as “–” are $0 or round to $0.
The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the fiscal year ended October 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Dynamic Dividend Fund
Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain/(loss) on:
Forward Currency Contracts	$–	$(52,597)	$–	$–	$–	$(52,597)
Total	$–	$(52,597)	$–	$–	$–	$(52,597)
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation/(depreciation) of:
Forward Currency Contracts	$–	$63,543	$–	$–	$–	$63,543
Total	$–	$63,543	$–	$–	$–	$63,543
Amounts listed as “–” are $0 or round to $0.
Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2023. The table below summarizes the weighted average values of derivatives holdings by the Funds during the fiscal year ended October 31, 2023.
Derivative	Average Notional Value
Dynamic Dividend Fund
Foreign Currency Contracts Sold	$8,218,257
f.	Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.
2023 Annual Report	145

Notes to Financial Statements  (continued)
October 31, 2023

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each Fund as of month-end. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the average net asset value of that class’ shares in proportion to the average net assets of the relevant Fund when incurred. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.
g.	Distributions:
Distributions from net investment income, if any, are declared and paid annually for all Funds except the Dynamic Dividend Fund, which declares and pays monthly, and the Global Infrastructure Fund and Realty Income & Growth Fund, which declare and pay quarterly. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for foreign currencies and loss deferrals.
h.	Federal Income Taxes:
Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the"Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds' U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.
i.	Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Funds file for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. Foreign tax authorities can examine previously filed withholding tax reclaims for various periods of time, depending on the statute of limitations in each foreign jurisdiction. In some cases, amounts that have been refunded by foreign tax authorities and received by the Funds are still subject to such review.
In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.
In addition, when the Funds sell securities within certain countries in which they invest, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Funds accrue deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.
abrdn Dynamic Dividend Fund received requests from the German Federal Tax Office ("GTO") for additional documents and information relating to withholding tax refunds from 2009-2011 that the Fund had previously received and recorded. The tax refunds previously received amounted to approximately 1.26% of the Dynamic Dividend Fund's net assets as of October 31, 2022. Of the 1.26%, 0.87% were contested by the GTO. On April 24, 2023, the Fund repaid EUR 881,176, which had been accrued as a liability of the Fund, to the GTO. Following the repayment of the contested amounts, the Fund considers the matter settled with the GTO.
abrdn Global Equity Impact Fund (“GEI”) and abrdn International Sustainable Leaders Fund (“ISL”). The total return in the financial highlights reflects the receipt of the recognition of Article 63 EU Tax Reclaims net of estimated taxes payable to the Internal Revenue Service ("IRS") on behalf of shareholders. At the time of receipt, those payments, net of applicable tax, resulted in an increase in net assets of approximately 3.1%, 0.3%, 0.9%, and 2.1% in 2017, 2018, 2019 and 2022, respectively for GEI and an increase in net assets of approximately 5.4% 2.1%, and 1.4% in 2017, 2019 and 2022, respectively for ISL, based upon the net asset value as of the date of receipt. Without these payments, GEI’s and ISL’s performance would have been lower during each respective period in which the refunds and/or interest was received or recognized under U.S. GAAP. Additionally, past returns would have been higher had each Predecessor Fund not originally paid the withholding taxes that relate to the Article 63 EU reclaims that have been returned. There can be no assurance that the Funds will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future.
146	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each fund recognizes Article 63 EU Tax Reclaims when more likely than not that the fund will sustain its position that it is due the reclaim During the year ended October 31, 2023, Article 63 EU Tax reclaims and interest, as applicable, were paid to each Fund related to Spain dividend withholding tax, representing 3.85% and 3.82% on receipt date, respectively, of net assets of GEI and ISL, which had had been previously recorded in each fund’s respective net asset value during the fiscal year 2022. Article 63 EU Tax reclaims for each Fund related to France dividend withholding, previously recognized in 2022 remain open.
As of October 31, 2023, GEI and ISL have remaining Article 63 EU Tax Reclaims, primarily related to France, Germany, and Spain. For the year ended October 31, 2023, based upon evaluation of facts and circumstances related to the outstanding claims, the outstanding reclaims related to France remain accrued as a receivable, and are reflected as Article 63 EU Tax Reclaims Receivable on the accompanying statements of assets and liabilities. Certain of the outstanding Article 63 EU Tax Reclaims related to Germany and Spain are not deemed to meet the recognition criteria under U.S. GAAP as of October 31, 2023, and have not been recorded in each fund’s respective net asset value. As of October 31, 2023, the total amount of outstanding reclaims (before the impact of interest or any tax or additional costs incurred in the pursuit of such reclaims) filed with Germany and Spain represents 4.04% and 3.85% on a gross basis, respectively, of net assets of GEI and ISL. These amounts net of estimated taxes represent 2.23% and 2.21%, respectively, of net assets of GEI and ISL. Recognition by GEI or ISL of these amounts would have a positive impact on either fund's performance.
The payments received on tax reclaims (including interest payments), prior to any applicable tax liability as described below, within the year ended October 31, 2023, and from prior periods were as follows

	Amount	Percent of Total Net Assets	Received Date Range
Global Equity Impact Fund
Withholding Tax Refunds Received from Country:
Finland	$500,000	0.25%*	5/21/2015
Poland	4,400,193	4.68%**	2/1/2017-2/24/2017
Poland	380,000	0.59%***	8/22/2018
Poland	1,011,000	1.62%****	2/12/2019-9/4/2019
Sweden	150,447	0.32%*****	6/1/2022
France	1,920,555	4.14%*****	6/15/2022
Spain	2,000,569	4.68%******	1/20/2023
International Sustainable Leaders Fund
Withholding Tax Refunds Received from Country:
Finland	$1,355,000	0.35%*	5/21/2015
Poland	16,452,314	7.74%**	12/26/2016-2/24/2017
Poland	5,504,000	3.68%****	12/12/2018-9/4/2019
Sweden	210,317	0.26%*****	6/1/2022
France	2,115,068	2.58%*****	6/15/2022
Spain	3,310,780	4.64%******	1/20/2023
*	As of October 31, 2015
**	As of October 31, 2017
***	As of October 31, 2018
****	As of October 31, 2019
*****	As of October 31, 2022
******	As of October 31, 2023
The receipt of Article 63 EU reclaims from these jurisdictions also results in a tax liability to the shareholders to offset the tax benefits that shareholders received in the past. Such amounts are based on a closing agreement template created by the IRS, that is applicable to all industry participants, in relation to the remittance by a fund of taxes due by its shareholders and paid on their behalf by the fund. The Funds accrue this tax liability which each intends to settle on behalf of its shareholders in accordance with U.S. GAAP. For tax accounting purposes,
2023 Annual Report	147

Notes to Financial Statements  (continued)
October 31, 2023

interest payments received on these payments (if any) are treated as income and are distributed in due course. Additionally, fluctuations in the value of foreign currencies may affect the Funds' tax liability, because the IRS requires a Fund to pay any taxes owed on interest payments on Article 63 EU Tax Reclaims amounts in U.S Dollars based on the foreign currency exchange rate with the applicable jurisdiction that was in effect at the time the Article 63 EU Tax Reclaims amounts were incurred by the Predecessor Fund.
In October 2023, the Funds executed a closing agreement with the IRS which finalized the amount of taxes to be paid on behalf of shareholders related to the reclaims and interest received from France and Sweden in 2022. The amounts paid to the IRS in ISL and GEI were $1,178,490 and $1,134,388, respectively, which were previously recorded in each fund's respective net asset value.
Based on information available as of the date of this Annual Report, an estimated tax amount has been accrued and is reflected (approx. 3.00% and 3.03% of net assets in GEI and ISL, respectively) related to the reclaims recorded associated with Spain and France. This amount is reflected as Payable to IRS on behalf of shareholders related to Article 63 EU Tax reclaims on the accompanying statements of asset and liabilities.
The Emerging Markets Sustainable Leaders Fund filed for Article 63 EU Tax Reclaims in France and Germany. As of October 31, 2023, the total amount of outstanding reclaims (before the impact of interest or any tax or additional costs incurred in the pursuit of such reclaims) filed with France and Germany represents 1.85% of net assets. These amounts net of estimated taxes represent 1.07% of net assets. Recognition by the Fund of these amounts would have a positive impact on the Fund's performance. Based upon evaluation of facts and circumstances related to the outstanding claims, the claims were deemed to not meet the recognition criteria under U.S. GAAP as of October 31, 2023, and have not been recorded in the Fund’s net asset value.
j.	Securities Lending:
Through an agreement with Securities Finance Trust Company as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian) ("State Street"), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.
Income generated from securities lending includes the difference between (i) the sum of income received from the investment of collateral received from the borrowers that are counterparties to loans, loan fees received from loans, and fees paid by borrower on loans collateralized with collateral other than cash collateral; and ii) any rebate paid to a borrower, and any other allocable fees and expenses in connection with loans of securities. All income is accrued daily and is apportioned 90% to the Funds and 10% to the Lending Agent.
The Funds continue to own the loaned securities and continue to recognize unrealized gains and losses on the securities on loan. However, securities lending involves certain risks including the event of default or insolvency of the borrower and possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and, therefore, this amount is not presented on the Funds’ Statements of Investments.
At October 31, 2023 the Funds did not have any securities on loan.
3.  Agreements and Transactions with Affiliates
a.	Investment Adviser:
Under the Investment Advisory Agreement with the Trust, abrdn manages the Funds in accordance with the policies and procedures established by the Board.
For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
China A Share Equity Fund	Up to $500 million	0.850%
	$500 million up to $2 billion	0.800%
	On $2 billion and more	0.750%
148	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

Fund	Fee Schedule
Dynamic Dividend Fund	Up to $250 million	1.000%
	On $250 million and more	0.950%
EM SMA Completion Fund	On all assets	-[1]
Emerging Markets ex-China Fund	Up to $500 million	0.900%
	$500 million up to $2 billion	0.850%
	On $2 billion and more	0.800%
Emerging Markets Fund	On all assets	0.900%
Emerging Markets Sustainable Leaders Fund	On all assets	0.800%
Global Equity Impact Fund	$0 up to $500 million	0.750%
	$500 million up to $2 billion	0.730%
	$2 billion and more	0.700%
Global Infrastructure Fund	Up to $250 million	0.850%
	$250 million up to $750 million	0.800%
	$750 million to $1 billion	0.750%
	On $1 billion and more	0.650%
International Small Cap Fund	Up to $100 million	0.850%
	On $100 million and more	0.750%
International Sustainable Leaders Fund	$0 up to $500 million	0.750%
	$500 million up to $2 billion	0.730%
	$2 billion and more	0.700%
Realty Income & Growth Fund	Up to $250 million	1.000%
	$250 million up to $750 million	0.950%
	$750 million up to $1 billion	0.900%
	On $1 billion and more	0.800%
U.S. Small Cap Equity Fund	Up to $100 million	0.950%
	On $100 million and more	0.800%
U.S. Sustainable Leaders Fund	Up to $500 million	0.750%
	$500 million up to $2 billion	0.700%
	On $2 billion and more	0.650%
U.S. Sustainable Leaders Smaller Companies Fund	Up to $500 million	0.750%
	$500 million up to $2 billion	0.700%
	On $2 billion and more	0.650%

1	None of abrdn Inc. (the “Adviser”), abrdn Asia Limited (“AAL”) or abrdn Investments Limited (formerly known as Aberdeen Asset Managers Limited) (“AIL” and collectively with AAL, the “Sub-advisers”) charges a management fee or sub-advisory fee to the Fund.
The Adviser has engaged the services of affiliates abrdn Asia Limited and abrdn Investments Limited as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. The Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers.
The Trust and abrdn have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. For each Fund this contractual limitation may not be terminated before February 29, 2024 without the approval of the Trustees who are not “interested persons” of the Trust, as such term is defined by the 1940 Act (the “Independent Trustees”). For each Fund except the Dynamic Dividend Fund, Global Equity Impact Fund, Global Infrastructure Fund and International Sustainable Leaders Fund, this limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses. The Expense Limitation Agreement with respect to the Dynamic Dividend Fund and Global Infrastructure Fund excludes certain expenses, including any interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses. The Expense Limitation Agreement with respect to the Global Equity Impact
2023 Annual Report	149

Notes to Financial Statements  (continued)
October 31, 2023

Fund and International Sustainable Leaders Fund excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses and Rule 12b-1 fees for Class A shares and extraordinary expenses.
Fund	Limit
China A Share Equity Fund	0.99%
Emerging Markets ex-China Fund	1.10%
Emerging Markets Fund	1.10%
Emerging Markets Sustainable Leaders Fund	1.10%
Global Equity Impact Fund	0.90%
International Small Cap Fund	0.99%
International Sustainable Leaders Fund	0.90%
U.S. Small Cap Equity Fund	0.99%
U.S. Sustainable Leaders Fund	0.90%
U.S. Sustainable Leaders Smaller Companies Fund	0.90%

Fund	Class A Limit	Institutional Class Limit
Dynamic Dividend Fund	1.50%	1.25%
Global Infrastructure Fund	1.24%	0.99%
Realty Income & Growth Fund	1.25%	1.00%
abrdn may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreements as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by abrdn is not permitted.
As of October 31, 2023, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to abrdn for each Fund, based on expenses reimbursed by abrdn, including adjustments described above, would be:
Fund	Amount Fiscal Year 2021 (Expires 10/31/24)	Amount Fiscal Year 2022 (Expires 10/31/25)	Amount Fiscal Year 2023 (Expires 10/31/26)	Total*
China A Share Equity Fund	$244,894	$299,918	$158,769	$703,581
Dynamic Dividend Fund	180,278	104,327	119,893	404,498
EM SMA Completion Fund	–	–	57,180	57,180
Emerging Markets ex-China Fund	191,740	183,875	296,060	671,675
Emerging Markets Fund	1,800,053	3,610,371	1,294,758	6,705,182
Emerging Markets Sustainable Leaders Fund	38,869	262,777	186,614	488,260
Global Equity Impact Fund	240,122	300,400	202,030	742,552
Global Infrastructure Fund	207,420	181,503	166,135	555,058
International Small Cap Fund	261,986	386,527	361,392	1,009,905
International Sustainable Leaders Fund	324,735	427,265	260,483	1,012,483
Realty Income & Growth Fund	245,459	214,703	186,600	646,762
U.S. Small Cap Equity Fund	604,829	573,835	674,100	1,852,764
U.S. Sustainable Leaders Fund	216,967	209,581	290,346	716,894
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October 31, 2023

Fund	Amount Fiscal Year 2021 (Expires 10/31/24)	Amount Fiscal Year 2022 (Expires 10/31/25)	Amount Fiscal Year 2023 (Expires 10/31/26)	Total*
U.S. Sustainable Leaders Smaller Companies Fund	$202,597	$213,043	$159,457	$575,097
Amounts listed as “–” are $0 or round to $0.
*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
b.	Fund Administration:
Under the terms of the Fund Administration Agreement, abrdn provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays abrdn an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with abrdn, State Street Bank and Trust Company ("State Street") provides sub-administration services with respect to the Funds. abrdn pays State Street for providing such services.
c.	Distributor and Shareholder Servicing:
The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.
The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts, based on the total net assets of each, respective class:

Fund	Class A Shares	Class C Shares(a)	Class R Shares(a)
China A Share Equity Fund	0.25%	1.00%	0.50%
Dynamic Dividend Fund	0.25%	–	–
EM SMA Completion Fund	–	–	–
Emerging Markets ex-China Fund	0.25%	1.00%	0.50%
Emerging Markets Fund	0.25%	1.00%	0.50%
Emerging Markets Sustainable Leaders Fund	0.25%	1.00%	0.50%
Global Equity Impact Fund	0.25%	–	–
Global Infrastructure Fund	0.25%	–	–
International Small Cap Fund	0.25%	1.00%	0.50%
International Sustainable Leaders Fund	0.25%	–	–
Realty Income & Growth Fund	0.25%	–	–
U.S. Small Cap Equity Fund	0.25%	1.00%	0.50%
U.S. Sustainable Leaders Fund	0.25%	1.00%	–
U.S. Sustainable Leaders Smaller Companies Fund	0.25%	–	0.50%

(a)	0.25% of which is service fees.
The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.
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Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1.00% imposed on certain redemptions of Class C (and up to 1.00% for certain Class A) shares.
In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00% (the CDSC assessed on sales within one year of purchase). The amount the Distributor retained for commissions from front-end sales charges and CDSC fees for the fiscal year ended October 31, 2023 was as follows:
Fund	Commissions Retained from Front-End Sales Charges of Class A Shares	Commissions Retained from CDSC Fees of Class C (Certain Class A) Shares
China A Share Equity Fund	$2,386	$302
Dynamic Dividend Fund	8,936	–
EM SMA Completion Fund	–	–
Emerging Markets ex-China Fund	3,328	–
Emerging Markets Fund	2,541	680
Emerging Markets Sustainable Leaders Fund	209	–
Global Equity Impact Fund	–	–
Global Infrastructure Fund	7,410	–
International Small Cap Fund	581	–
International Sustainable Leaders Fund	125	–
Realty Income & Growth Fund	–	–
U.S. Small Cap Equity Fund	30,463	4,539
U.S. Sustainable Leaders Fund	2,844	–
U.S. Sustainable Leaders Smaller Companies Fund	432	–
Total Retained	$59,255	$ 5,521
Amounts listed as “–” are $0 or round to $0.
d.	Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses:
The Funds may pay and/or reimburse administrative services fees/sub-transfer agent expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.
Class A, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Service Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 29, 2024, the administrative service fee for a Fund is limited to a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof. Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.
The aggregate amount of sub-transfer agent and administrative service fees paid during the year ended October 31, 2023 was as follows:

Fund	Class A	Class C	Class R	Institutional Service	Institutional
China A Share Equity Fund	$11,610	$1,060	$4,916	$399	$11,259
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October 31, 2023

Fund	Class A	Class C	Class R	Institutional Service	Institutional
Dynamic Dividend Fund	$3,386	$–	$–	$–	$64,307
EM SMA Completion Fund	–	–	–	–	–
Emerging Markets ex-China Fund	20,823	240	1,114	65	10,876
Emerging Markets Fund	157,366	3,417	153,950	776,640	1,307,380
Emerging Markets Sustainable Leaders Fund	17,401	16	3,248	35,420	8,377
Global Equity Impact Fund	30,479	–	–	–	20,647
Global Infrastructure Fund	8,597	–	–	–	27,223
International Small Cap Fund	57,551	654	2,026	–	104,092
International Sustainable Leaders Fund	84,403	–	–	–	8,077
Realty Income & Growth Fund	358	–	–	–	27,571
U.S. Small Cap Equity Fund	152,969	24,076	4,780	43,449	432,068
U.S. Sustainable Leaders Fund	88,730	322	–	67,297	5,001
U.S. Sustainable Leaders Smaller Companies Fund	6,714	–	3,058	386	5,543
Amounts listed as “–” are $0 or round to $0.
e.	Purchase/Sale Transactions Between Affiliates
The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the year ended October 31, 2023, the Funds did not engage in any of these trades.
4.  Investment Transactions
Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2023, were as follows:
Fund	Purchases	Sales
China A Share Equity Fund	$11,659,276	$16,487,319
Dynamic Dividend Fund	64,143,560	72,206,720
EM SMA Completion Fund	433,488	82,924
Emerging Markets ex-China Fund	25,712,078	11,148,012
Emerging Markets Fund	591,115,368	1,203,010,067
Emerging Markets Sustainable Leaders Fund	20,808,211	69,403,080
Global Equity Impact Fund	15,086,690	18,393,180
Global Infrastructure Fund	9,656,280	13,290,041
International Small Cap Fund	59,095,096	118,493,510
International Sustainable Leaders Fund	19,339,552	33,634,100
Realty Income & Growth Fund	9,494,779	13,099,602
U.S. Small Cap Equity Fund	158,602,307	504,626,043
U.S. Sustainable Leaders Fund	106,815,095	134,819,397
U.S. Sustainable Leaders Smaller Companies Fund	2,180,794	5,472,745
5.  Portfolio Investment Risks
a.	Concentration Risk
The Global Infrastructure Fund and Realty Income & Growth Fund are subject to concentration risk. Each Fund's strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. Each Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of
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Notes to Financial Statements  (continued)
October 31, 2023

the economy. A downturn in these companies would have a larger impact on each Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.
b.	Cybersecurity Risk
Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause each Fund, the Adviser and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
c.	Dividend Strategy Risk
The Dynamic Dividend Fund and Realty Income & Growth Fund are subject to dividend strategy risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.
d.	Emerging Markets Risk
The risks of investing in emerging markets countries are a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets. (see “Foreign Securities Risk” below).
Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. To the extent a Fund invests heavily in Asian issuers, the Fund may be more volatile than a fund which is broadly diversified geographically.
China Risk. Exposure to China and Hong Kong securities subjects the China A Shares Equity Fund to additional risks, and may make it significantly more volatile than more geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.
China A Shares Risk. Trading in China A Shares through Stock Connect and the QFII Programs involves additional risks. Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day and, as such, buy orders for China A Shares would be rejected once the Daily Quota is exceeded (although the Fund will be permitted to sell China A Shares regardless of the Daily Quota balance). Further, Stock Connect, which relies on the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk, regulations that are relatively untested and are subject to change, and extended market closures for holidays or otherwise. During an extended market closure, the Fund’s ability to trade in China A Shares will be impacted which may affect the Fund’s performance. The QFII Programs are subject to the risk that the Adviser may have its QFII Programs license revoked or restricted with respect to the Fund or the Fund may be impacted by the rules, restrictions and quota limitations connected to reliance on a QFII Programs license.
India Risk. The value of a Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and a Fund, market conditions,
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and prices and yields of securities in a Fund’s portfolio. Economic growth in India is constrained by inadequate infrastructure, a cumbersome bureaucracy, corruption, labor market rigidities, regulatory and foreign investment controls, the “reservation” of key products for small-scale industries and high fiscal deficits. Changes in economic policies, or lack of movement toward economic liberalization, could negatively affect the general business and economic conditions in India, which could in turn affect a Fund’s investments. The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the United States. The relatively small market capitalizations of, and trading values on, Indian stock exchanges may cause a Fund’s investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments.
Russia/Ukraine Risk. In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of the Funds’ investments.
The Republic of Korea (South Korea) Risk. Concentrating investments in South Korea subjects the Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in South Korea include political, economic and social instability, and the potential for increasing militarization in North Korea. The financial sector in South Korea has been subject to systemic weaknesses and illiquidity, which could be a material risk for any investments in South Korea if exacerbated. South Korea is dependent on. A significant increase in energy prices could have an adverse impact on South Korea’s economy as South Korea is dependent on foreign sources for much of its energy needs. The South Korean government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, South Korean government actions in the future could have a significant effect on the South Korean economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio.
e.	Equity Linked Notes
The China A Share Equity Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).
f.	Equity Securities Risk
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
g.	Exchange-Traded Fund Risk
To the extent that the China A Share Equity Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.
h.	Foreign Currency Exposure Risk
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
i.	Foreign Securities Risk
Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of
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government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Japan Risk. The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively affect the Fund. The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. The performance of the global economy could have a major impact upon equity returns in Japan. Since the mid-2000s, Japan's economic growth has remained relatively low. A recent economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity, which could negatively affect the Fund.
j.	Illiquid Securities Risk
Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.
The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonably foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.
k.	Impact of Large Redemptions and Purchases of Fund Shares
Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to a Fund until the sales of portfolio securities necessary to cover the redemption request settle.
l.	Impact Investing and Sustainable Investing Risk
In implementing the Global Equity Impact Fund’s ESG (Environmental, Social and Governance) and a Fund's "Sustainable Leaders" investment strategy, the Adviser may select or exclude securities of issuers in certain industries, sectors, regions or countries for reasons other than the issuer’s investment performance. For this reason, the Fund’s ESG or Sustainable Leaders strategy could cause it to perform differently compared to funds that do not have such strategy. ESG and Sustainable Leaders investing is qualitative and subjective by nature. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so. In evaluating an issuer, the Adviser utilizes, in part, information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Adviser to incorrectly assess an issuer’s business practices with respect to the environment, social responsibility and corporate governance. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions and may be linked to long-term rather than short-term returns. The definition of “impact investing” will vary according to an investor’s beliefs and values. In addition, there is a risk that the companies identified as sustainable leaders by the Adviser do not operate as expected when addressing ESG issues. There is no guarantee that the Adviser’s definition of impact investing, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor.
m.	Infrastructure-Related Investment Risk
Because the Global Infrastructure Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy
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conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
n.	Issuer Risk
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.
o.	Management Risk
Each Fund is subject to the risk that the Adviser or Subadviser (as applicable) may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for a Fund and there can be no guarantee that these decisions will achieve the desired results for a Fund. In addition, the Adviser or Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
p.	Market Risk
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:
•	corporate earnings;
•	production;
•	management;
•	sales; and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.
Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.
In addition, as noted above, uncertainties remain relating to certain aspects of the United Kingdom’s future economic, trading and legal relationships with the European Union and with other countries.
Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates.
Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, war, terrorism, natural disasters, public health issues like pandemics or epidemics, and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. In addition, as described above under “Foreign Securities Risk,” the ongoing military conflict between Russia and Ukraine may continue to result in significant negative impacts on the markets for certain securities and commodities globally, in addition to fluctuating pricing and liquidity of investments. These factors could have a significant impact on Fund performance and the value of the Funds’ investments. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.
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October 31, 2023

q.	Mid-Cap Securities Risk
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
r.	Non-Diversified Fund Risk
The EM SMA Completion Fund and the Realty Income & Growth Fund's performance may be more volatile than a diversified fund because these Funds may invest a greater percentage of their total assets in the securities of a single issuer.
s.	Non-U.S. Taxation Risk
Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.
If, at the close of its taxable year, more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If a Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if a Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.
t.	Portfolio Turnover Risk
The Dynamic Dividend Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a Fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.
u.	Qualified Dividend Income Tax Risk
With respect to the Dynamic Dividend Fund, no assurance can be given as to what percentage of the distributions paid on shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which a Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, a Fund must meet holding period and other requirements with respect to the dividend paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the common shares of a Fund.
v.	REIT and Real Estate Risk
Investment in real estate investment trusts ("REITs") and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the Funds.
158	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

w.	Sector Risk
To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Consumer Staples Sector Risk. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.
Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.
Healthcare Sector Risk. To the extent that the healthcare sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Healthcare-related companies may be smaller and less seasoned than companies in other sectors, and performance of companies in the healthcare sector may be adversely impacted by many factors, including, among others, government regulation. restrictions on government reimbursement for medical expenses, changes to the costs of medical products and services, pricing pressure, increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies, and other market developments. Many healthcare-related companies are dependent on patent protection, and, therefore, the expiration of patents may adversely affect the profitability of healthcare-related companies.
Industrials Sector Risk. To the extent that the industrial sector represents a significant portion of a Fund’s holdings, the Fund will be sensitive to changes in, and its performance may be adversely impacted by issues impacting this sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Utilities Sector Risk. To the extent that the utilities sector represents a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the utilities sector may be adversely impacted by many factors, including, among others, general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, resource conservation and depletion, man-made or natural disasters, geopolitical events, and environmental, and other government regulations.
2023 Annual Report	159

Notes to Financial Statements  (continued)
October 31, 2023

x.	Small-Cap Securities Risk
Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.
y.	Valuation Risk
The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The ability to value a Fund's investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Please read the Funds' prospectuses for more detailed information regarding these and other risks.
6.  Contingencies
In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.
7.  Tax Information
As of October 31, 2023, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:
Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
China A Share Equity Fund	$37,505,551	$200,883	$(13,539,782)	$(13,338,899)
Dynamic Dividend Fund	81,290,460	20,679,242	(11,297,986)	9,381,256
EM SMA Completion Fund	343,910	8,521	(58,200)	(49,679)
Emerging Markets ex-China Fund	43,725,201	1,818,518	(4,005,556)	(2,187,038)
Emerging Markets Fund	2,026,386,580	180,285,082	(422,492,373)	(242,207,291)
Emerging Markets Sustainable Leaders Fund	90,124,568	3,198,211	(23,346,933)	(20,148,722)
Global Equity Impact Fund	44,231,567	6,180,723	(6,901,432)	(720,709)
Global Infrastructure Fund	39,560,773	7,277,217	(5,013,665)	2,263,552
International Small Cap Fund	142,832,388	6,050,272	(20,201,910)	(14,151,638)
International Sustainable Leaders Fund	91,244,366	4,537,452	(22,288,093)	(17,750,641)
Realty Income & Growth Fund	31,059,222	6,740,399	(3,430,310)	3,310,089
U.S. Small Cap Equity Fund	407,036,924	33,113,885	(76,131,909)	(43,018,024)
U.S. Sustainable Leaders Fund	293,819,033	49,987,774	(26,099,193)	23,888,581
U.S. Sustainable Leaders Smaller Companies Fund	13,157,705	821,959	(2,567,566)	(1,745,607)
160	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

The tax character of distributions paid during the fiscal year ended October 31, 2023 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):
Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
China A Share Equity Fund	$–	$–	$–	$–	$–	$–
Dynamic Dividend Fund	6,078,834	–	6,078,834	–	47,844	6,126,678
EM SMA Completion Fund	–	–	–	–	–	–
Emerging Markets ex-China Fund	244,237	5,716,302	5,960,539	–	–	5,960,539
Emerging Markets Fund	40,736,223	–	40,736,223	–	–	40,736,223
Emerging Markets Sustainable Leaders Fund	1,387,431	–	1,387,431	–	–	1,387,431
Global Equity Impact Fund	2,389,081	–	2,389,081	–	–	2,389,081
Global Infrastructure Fund	1,381,951	865,603	2,247,554	–	–	2,247,554
International Small Cap Fund	3,165,367	–	3,165,367	–	–	3,165,367
International Sustainable Leaders Fund	6,026,297	–	6,026,297	–	–	6,026,297
Realty Income & Growth Fund	986,640	2,640,036	3,626,676	–	–	3,626,676
U.S. Small Cap Equity Fund	–	34,980,752	34,980,752	–	–	34,980,752
U.S. Sustainable Leaders Fund	1,407,365	–	1,407,365	–	–	1,407,365
U.S. Sustainable Leaders Smaller Companies Fund	–	–	–	–	–	–
Amounts listed as “–” are $0 or round to $0.
The tax character of distributions paid during the fiscal year ended October 31, 2022 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):
Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
China A Share Equity Fund	$42,904	$2,210,774	$2,253,678	$–	$–	$2,253,678
Dynamic Dividend Fund	5,854,531	656,823	6,511,354	–	162,968	6,674,322
Emerging Markets ex-China Fund	–	3,260,752	3,260,752	–	–	3,260,752
Emerging Markets Fund	75,550,719	390,351,786	465,902,505	–	–	465,902,505
Emerging Markets Sustainable Leaders Fund	8,918,774	31,005,272	39,924,046	–	–	39,924,046
Global Equity Impact Fund	33,169	–	33,169	–	–	33,169
Global Infrastructure Fund	1,233,841	1,170,468	2,404,309	–	–	2,404,309
International Small Cap Fund	3,632,385	18,234,244	21,866,629	–	–	21,866,629
International Sustainable Leaders Fund	–	–	–	–	–	–
Realty Income & Growth Fund	1,665,695	6,716,910	8,382,605	–	–	8,382,605
U.S. Small Cap Equity Fund	92,274,229	130,736,310	223,010,539	–	–	223,010,539
U.S. Sustainable Leaders Fund	46,765,062	79,716,902	126,481,964	–	–	126,481,964
U.S. Sustainable Leaders Smaller Companies Fund	2,795,644	2,444,562	5,240,206	–	–	5,240,206
Amounts listed as “–” are $0 or round to $0.
2023 Annual Report	161

Notes to Financial Statements  (continued)
October 31, 2023

As of October 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:
Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses	Total Accumulated Earnings/ (Deficit)
China A Share Equity Fund	$–	$107,895	$–	$–	$–	$–	$(13,338,900)	$(17,116,223)	$(30,347,228)
Dynamic Dividend Fund	–	–	–	–	–	–	9,401,574	(883,587)	8,517,987
EM SMA Completion Fund	–	2,281	–	–	–	–	(49,693)	(8,709)	(56,121)
Emerging Markets ex-China Fund	–	255,991	–	–	–	–	(2,293,670)	(3,641,742)	(5,679,421)
Emerging Markets Fund	–	22,711,806	–	–	–	–	(249,349,917)	(29,644,707)	(256,282,818)
Emerging Markets Sustainable Leaders Fund	–	966,029	–	–	–	–	(20,390,497)	(32,289,896)	(51,714,364)
Global Equity Impact Fund	–	453,648	–	–	–	–	(694,713)	(11,602,275)	(11,843,340)
Global Infrastructure Fund	–	87,329	238,323	–	–	–	2,263,552	–	2,589,204
International Small Cap Fund	–	1,078,948	–	–	–	–	(14,160,460)	(48,824,118)	(61,905,630)
International Sustainable Leaders Fund	–	–	–	–	–	–	(17,567,134)	(402,325,532)	(419,892,666)
Realty Income & Growth Fund	–	131,751	571,568	–	–	–	3,310,074	–	4,013,393
U.S. Small Cap Equity Fund	–	–	–	–	–	(1,262,628)	(43,018,024)	(63,486,510)	(107,767,162)
U.S. Sustainable Leaders Fund	–	587,350	–	–	–	–	23,888,565	(31,889,750)	(7,413,835)
U.S. Sustainable Leaders Smaller Companies Fund	–	–	–	–	–	(10,504)	(1,745,606)	(1,892,031)	(3,648,141)
Amounts listed as “–” are $0 or round to $0.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Fund with no expiration.
Fund	Amounts	Expires
China A Share Equity Fund	$2,040,441	Unlimited (Short—Term)
China A Share Equity Fund	15,075,782	Unlimited (Long—Term)
Dynamic Dividend Fund	883,587	Unlimited (Short—Term)
EM SMA Completion Fund	8,709	Unlimited (Short—Term)
Emerging Markets ex-China Fund	298,533	Unlimited (Short—Term)
Emerging Markets ex-China Fund	3,343,209	Unlimited (Long—Term)
Emerging Markets Fund	29,644,707	Unlimited (Short—Term)
Emerging Markets Sustainable Leaders Fund	7,686,508	Unlimited (Short—Term)
Emerging Markets Sustainable Leaders Fund	24,603,388	Unlimited (Long—Term)
Global Equity Impact Fund	1,176,930	Unlimited (Short—Term)
Global Equity Impact Fund	10,425,345	Unlimited (Long—Term)
International Small Cap Fund	26,718,013	Unlimited (Short—Term)
International Small Cap Fund	22,106,105	Unlimited (Long—Term)
International Sustainable Leaders Fund	8,439,399	Unlimited (Short—Term)
International Sustainable Leaders Fund	393,886,133	Unlimited (Long—Term)
U.S. Small Cap Equity Fund	14,683,852	Unlimited (Short—Term)
U.S. Small Cap Equity Fund	48,802,658	Unlimited (Long—Term)
U.S. Sustainable Leaders Fund	7,416,855	Unlimited (Short—Term)
U.S. Sustainable Leaders Fund	24,472,895	Unlimited (Long—Term)
U.S. Sustainable Leaders Smaller Companies Fund	726,410	Unlimited (Short—Term)
U.S. Sustainable Leaders Smaller Companies Fund	1,165,621	Unlimited (Long—Term)
162	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to equalization and net operating loss. These reclassifications have no effect on net assets or NAVs per share.
Fund	Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
Dynamic Dividend Fund	$(66,574)	$66,574
Global Infrastructure Fund	(10,065)	10,065
International Sustainable Leaders Fund	(896,126)	896,126
Realty Income & Growth Fund	50,177	(50,177)
U.S. Small Cap Equity Fund	(3,080,099)	3,080,099
U.S. Sustainable Leaders Fund	33,556	(33,556)
U.S. Sustainable Leaders Smaller Companies Fund	(90,188)	90,188
Amounts listed as “–” are $0 or round to $0.
8.  Significant Shareholders
As of October 31, 2023, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:
Fund	Record Ownership %	Number of Account Owners
China A Share Equity Fund	50.9%	4
Dynamic Dividend Fund	48.8	5
EM SMA Completion Fund	100.0	1*
Emerging Markets ex-China Fund	50.7	3
Emerging Markets Fund	70.1	5
Emerging Markets Sustainable Leaders Fund	24.6	2
Global Equity Impact Fund	34.2	3
Global Infrastructure Fund	60.6	4
International Small Cap Fund	58.7	2
International Sustainable Leaders Fund	52.1	1
Realty Income & Growth Fund	56.8	3
U.S. Small Cap Equity Fund	34.7	4
U.S. Sustainable Leaders Fund	13.7	1
U.S. Sustainable Leaders Smaller Companies Fund	36.3	4

*	New funds or classes may be seeded with related party capital. As of year end, this fund is wholly owned by a related party based on its recent formation.
9.  Line of Credit
The Trust, on behalf of each of the funds of the Trust (including the Funds) (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) in the amount of $150,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.
Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the Overnight Bank Funding Rate on such date, plus, in each case, 10 basis points, plus one and one quarter of one percent (1.25%). In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is
2023 Annual Report	163

Notes to Financial Statements  (concluded)
October 31, 2023

determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the fiscal year ended October 31, 2023, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the  fiscal year ended October 31, 2023.
Fund	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
China A Share Equity Fund	$250,000	6.43%	1
Dynamic Dividend Fund	513,625	6.40%	73
EM SMA Completion Fund	-	-	-
Emerging Markets ex-China Fund	797,089	6.14%	24
Emerging Markets Fund	29,333,627	5.23%	6
Emerging Markets Sustainable Leaders Fund	4,396,254	5.04%	17
Global Equity Impact Fund	625,000	5.68%	1
Global Infrastructure Fund	173,189	6.68%	13
International Small Cap Fund	694,777	5.70%	23
International Sustainable Leaders Fund	2,584,008	5.58%	7
Realty Income & Growth Fund	193,126	6.40%	85
U.S. Small Cap Equity Fund	6,289,450	6.31%	27
U.S. Sustainable Leaders Fund	2,925,000	6.68%	1
U.S. Sustainable Leaders Smaller Companies Fund	100,000	5.68%	1
10.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2023.
On December 13, 2023, the Board of Trustees of the Trust approved a change in the name, 80% policy, benchmark index and portfolio managers for the abrdn International Sustainable Leaders Fund and the abrdn U.S. Sustainable Leaders Smaller Companies Fund (the "Funds"). As of the effective date of an amendment to the Trust’s registration statement, which is anticipated to be on or about February 29, 2024: (i) the Funds will change their names from the following: abrdn International Sustainable Leaders Fund to the abrdn Emerging Markets Dividend Fund and from abrdn U.S. Sustainable Leaders Smaller Companies Fund to the abrdn Focused U.S. Small Cap Equity Fund; (ii) the abrdn International Sustainable Leaders Fund’s 80% policy will change from a policy where the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies located throughout the world to a policy where the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies that pay dividend income; (iii) the abrdn U.S. Sustainable Leaders Smaller Companies Fund’s 80% policy will change from a policy where the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by smaller U.S. companies to a policy where the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. small-cap companies; (iv) the MSCI Emerging Markets Index (Net Daily Total Return) will replace the MSCI All Country World Index (Net Daily Total Return) as the abrdn International Sustainable Leaders Fund’s primary benchmark; (v) the Russell 3000 Index will replace the Russell 2500 Index as abrdn U.S. Sustainable Leaders Smaller Companies Fund’s primary benchmark and the Russell 2000 Index will replace the Russell 2500 Growth Index as abrdn U.S. Sustainable Leaders Smaller Companies Fund’s secondary benchmark; (vi) abrdn International Sustainable Leaders Fund's portfolio managers will be Matt Williams and Gabriel Sacks; and (vii) Scott Eun will be added as a portfolio manager to the abrdn U.S.  Sustainable Leaders Smaller Companies Fund.
164	2023 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
abrdn Funds:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of abrdn China A Share Equity Fund, abrdn Dynamic Dividend Fund, abrdn EM SMA Completion Fund (commencement of operations January 27, 2023), abrdn Emerging Markets ex-China Fund, abrdn Emerging Markets Fund, abrdn Emerging Markets Sustainable Leaders Fund, abrdn Global Equity Impact Fund, abrdn Global Infrastructure Fund, abrdn International Small Cap Fund, abrdn International Sustainable Leaders Fund, abrdn Realty Income & Growth Fund, abrdn U.S. Small Cap Equity Fund, abrdn U.S. Sustainable Leaders Fund, and abrdn U.S. Sustainable Leaders Smaller Companies Fund, fourteen of the funds comprising abrdn Funds (each, a Fund and collectively, the Funds), including the statements of investments, as of October 31, 2023, the related statements of operations for the year then ended except for abrdn EM SMA Completion Fund, for which the period is from January 27, 2023 through October 31, 2023, statements of changes in net assets for each of the years in the two-year period then ended except for abrdn EM SMA Completion Fund, for which the period is from January 27, 2023 through October 31, 2023, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2023, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more abrdn investment companies since 2009.
Philadelphia, Pennsylvania
December 28, 2023
2023 Annual Report	165

Other Tax Information  (Unaudited)

For the year ended October 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% or 20% (depending upon income levels) as qualified dividend income. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2023 Form 1099-DIV.
Fund	Qualified Dividend Income
Dynamic Dividend Fund	67.07%
Emerging Markets ex-China Fund	52.90%
Emerging Markets Fund	100.00%
Emerging Markets Sustainable Leaders Fund	26.08%
Global Infrastructure Fund	80.47%
International Small Cap Fund	9.17%
International Sustainable Leaders Fund	15.33%
For the taxable year ended October 31, 2023, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:
Fund	Dividends Received Deduction
Dynamic Dividend Fund	20.28%
Emerging Markets ex-China Fund	1.51%
Emerging Markets Fund	97.51%
Global Infrastructure Fund	25.09%
International Sustainable Leaders Fund	4.03%
The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2023. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2023) were as follows:
Fund	Foreign Tax
China A Share Equity Fund	$0.0519
EM SMA Completion Fund	$0.0250
Emerging Markets ex-China Fund	$0.0322
Emerging Markets Fund	$0.0808
Emerging Markets Sustainable Leaders Fund	$0.0526
Global Infrastructure Fund	$0.0712
International Small Cap Fund	$0.0588
During the year ended October 31, 2023, the following Funds reported dividends as long-term capital gains:
Fund	Amount
China A Share Equity Fund	$57,950
Global Infrastructure Fund	$865,563
Realty Income & Growth Fund	$2,658,178
U.S. Small Cap Equity Fund	$34,980,752

166	2023 Annual Report

Shareholder Expense Examples (Unaudited)

As a shareholder of the abrdn Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the abrdn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2023 and continued to hold your shares at the end of the reporting period, October 31, 2023.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.
		Beginning Account Value, May 1, 2023	Actual Ending Account Value, October 31, 2023	Hypothetical Ending Account Value	Actual Expenses Paid During Period[1]	Hypothetical Expenses Paid During Period[1],2	Annualized Expense Ratio**
China A Share Equity Fund	Class A	$1,000.00	$803.30	$1,017.95	$6.55	$7.32	1.44%
	Class C	$1,000.00	$800.90	$1,014.72	$9.44	$10.56	2.08%
	Class R	$1,000.00	$802.10	$1,016.38	$7.95	$8.89	1.75%
	Institutional Service Class	$1,000.00	$804.40	$1,019.46	$5.18	$5.80	1.14%
	Institutional Class	$1,000.00	$804.60	$1,019.81	$4.87	$5.45	1.07%
Dynamic Dividend Fund	Class A	$1,000.00	$932.30	$1,017.04	$7.89	$8.24	1.62%
	Institutional Class	$1,000.00	$933.40	$1,018.25	$6.73	$7.02	1.38%
EM SMA Completion Fund	Institutional Class	$1,000.00	$882.60	$1,025.21	$—	$—	—%
Emerging Markets ex-China Fund	Class A	$1,000.00	$964.40	$1,017.85	$7.23	$7.43	1.46%
	Class C	$1,000.00	$960.80	$1,014.57	$10.43	$10.71	2.11%
	Class R	$1,000.00	$962.40	$1,016.18	$8.85	$9.10	1.79%
	Institutional Service Class	$1,000.00	$966.10	$1,019.26	$5.85	$6.01	1.18%
	Institutional Class	$1,000.00	$965.60	$1,019.66	$5.45	$5.60	1.10%
Emerging Markets Fund	Class A	$1,000.00	$928.30	$1,017.09	$7.83	$8.19	1.61%
	Class C	$1,000.00	$925.90	$1,014.62	$10.19	$10.66	2.10%
	Class R	$1,000.00	$927.90	$1,016.38	$8.50	$8.89	1.75%
	Institutional Service Class	$1,000.00	$930.00	$1,018.96	$6.03	$6.31	1.24%
	Institutional Class	$1,000.00	$930.40	$1,019.66	$5.35	$5.60	1.10%
Emerging Markets Sustainable Leaders Fund	Class A	$1,000.00	$920.30	$1,017.59	$7.31	$7.68	1.51%
	Class C	$1,000.00	$917.40	$1,014.47	$10.29	$10.82	2.13%
	Class R	$1,000.00	$918.80	$1,016.33	$8.51	$8.94	1.76%
	Institutional Service Class	$1,000.00	$922.60	$1,019.31	$5.67	$5.96	1.17%
	Institutional Class	$1,000.00	$922.40	$1,019.56	$5.43	$5.70	1.12%
Global Equity Impact Fund	Class A	$1,000.00	$885.50	$1,017.34	$7.41	$7.93	1.56%
	Institutional Class	$1,000.00	$886.50	$1,018.60	$6.23	$6.67	1.31%
Global Infrastructure Fund	Class A	$1,000.00	$878.50	$1,018.96	$5.87	$6.31	1.24%
	Institutional Class	$1,000.00	$879.50	$1,020.22	$4.69	$5.04	0.99%
2023 Annual Report	167

Shareholder Expense Examples (Unaudited)  (concluded)

		Beginning Account Value, May 1, 2023	Actual Ending Account Value, October 31, 2023	Hypothetical Ending Account Value	Actual Expenses Paid During Period[1]	Hypothetical Expenses Paid During Period[1],2	Annualized Expense Ratio**
International Small Cap Fund	Class A	$1,000.00	$868.20	$1,018.50	$6.26	$6.77	1.33%
	Class C	$1,000.00	$865.50	$1,015.17	$9.36	$10.11	1.99%
	Class R	$1,000.00	$867.40	$1,017.19	$7.48	$8.08	1.59%
	Institutional Class	$1,000.00	$870.20	$1,020.22	$4.67	$5.04	0.99%
International Sustainable Leaders Fund	Class A	$1,000.00	$879.60	$1,018.20	$6.59	$7.07	1.39%
	Institutional Class	$1,000.00	$880.60	$1,019.46	$5.40	$5.80	1.14%
Realty Income & Growth Fund	Class A	$1,000.00	$918.10	$1,018.85	$6.09	$6.41	1.26%
	Institutional Class	$1,000.00	$919.80	$1,020.11	$4.89	$5.14	1.01%
U.S. Small Cap Equity Fund	Class A	$1,000.00	$879.00	$1,018.10	$6.68	$7.17	1.41%
	Class C	$1,000.00	$875.90	$1,015.12	$9.46	$10.16	2.00%
	Class R	$1,000.00	$877.90	$1,016.99	$7.72	$8.29	1.63%
	Institutional Service Class	$1,000.00	$879.70	$1,019.26	$5.59	$6.01	1.18%
	Institutional Class	$1,000.00	$880.50	$1,020.16	$4.74	$5.09	1.00%
U.S. Sustainable Leaders Fund	Class A	$1,000.00	$961.00	$1,019.21	$5.88	$6.06	1.19%
	Class C	$1,000.00	$956.80	$1,015.63	$9.37	$9.65	1.90%
	Institutional Service Class	$1,000.00	$962.80	$1,020.37	$4.75	$4.89	0.96%
	Institutional Class	$1,000.00	$963.10	$1,020.67	$4.45	$4.58	0.90%
U.S. Sustainable Leaders Smaller Companies Fund	Class A	$1,000.00	$920.50	$1,018.96	$6.00	$6.31	1.24%
	Class R	$1,000.00	$918.30	$1,017.49	$7.40	$7.78	1.53%
	Institutional Service Class	$1,000.00	$921.50	$1,019.86	$5.13	$5.40	1.06%
	Institutional Class	$1,000.00	$921.10	$1,020.67	$4.36	$4.58	0.90%

**	The expense ratio presented represents a six-month, annualized ratio.
1	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
2	Represents the hypothetical 5% return before expenses.
Amounts listed as "-" are $0 or 0%.
168	2023 Annual Report

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements
At a regularly scheduled quarterly meeting (the “Quarterly Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) of the abrdn Funds (the “Trust”) held on June 13, 2023, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with abrdn Inc. (“AI”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) by and among: (i) the Trust, AI and abrdn Asia Limited (“AAL”) and (ii) the Trust, AI and abrdn Investments Limited (“aIL”) (AAL and aIL, each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the following series of the Trust: abrdn China A Share Equity Fund, abrdn Dynamic Dividend Fund, abrdn Emerging Markets Fund, abrdn U.S. Sustainable Leaders Smaller Companies Fund, abrdn Emerging Markets Ex-China Fund, abrdn EM SMA Completion Fund, abrdn Global Infrastructure Fund, abrdn Emerging Markets Sustainable Leaders Fund, abrdn International Small Cap Fund, abrdn Realty Income & Growth Fund, abrdn U.S. Sustainable Leaders Fund, abrdn U.S. Small Cap Equity Fund, abrdn Global Equity Impact Fund, and abrdn International Sustainable Leaders Fund (each a “Fund,” and collectively the “Funds”). In addition, the Independent Trustees held a separate telephonic meeting on June 7, 2023 and a separate in-person meeting on June 12, 2023 (together with the Quarterly Meeting held on June 13, 2023, the “Meetings”) to review the materials provided and the relevant legal considerations. AAL and aIL are affiliates of AI. AI and the Sub-Advisers are sometimes referred to collectively as the “Advisers” or “abrdn.”
In connection with their consideration of whether to approve the continuation of the Agreements, the Board members received and reviewed a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including information regarding the nature, extent and quality of services provided by the Advisers under the respective Agreements, comparative investment performance, fee and expense information of peer groups of funds for respective Funds (each a “Peer Group,” and collectively the “Peer Groups”) selected by Institutional Shareholder Services Inc. (“ISS”), an independent third-party provider of investment company data and other performance information for relevant benchmark indices. The materials provided to the Board generally included, among other items: (i) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of the respective Peer Group and information about any applicable expense limitations and fee “breakpoints”; (ii) information about the profitability of the Agreements to the Advisers; (iii) information on the investment performance of the Funds and the performance of the Funds’ respective Peer Groups and the Funds’ performance benchmarks; (iv) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees;  and (v) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law.
The Board, including the Independent Trustees, also considered other matters such as: (i) the Advisers’ investment personnel and operations; (ii) the Advisers’ financial stability and financial condition; (iii) the resources devoted by the Advisers to the Fund; (iv) each Fund’s investment objective and strategies; (v) the Advisers’ record of compliance with the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (vi) arrangements relating to the distribution of the Funds’ shares and the related costs; (vii) possible conflicts of interest; and (viii) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services. The Board also considered the nature, extent and quality of the services provided to the Funds by AI’s affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from AI and the Sub-Advisers.
The Board also noted that, in addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees received and reviewed materials in advance of each regular quarterly meeting of the Board that contained information relating to the services provided by the Advisers, including detailed information about each Fund’s investment performance. This information generally included, among other things, third-party performance rankings for various periods (including, as applicable, periods prior to the Advisers’ management of the Funds) comparing each Fund against its respective Peer Group, total return information for the Funds for various periods, and details of sales and redemptions of Fund shares for the period. The Board also received periodic presentations from the portfolio management teams in connection with the performance of the Funds.
The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with their independent legal counsel regarding consideration of the continuation of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.
The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided by ISS) of each Fund’s net management fee and total expense level to those of its expense Peer Group and information about the advisory fees charged by AI and abrdn to any separately managed and other accounts with a similar strategy. In reviewing the comparison of each Fund’s net management fee to that of comparable funds, the Board noted that the fee for the Funds includes both advisory and administrative fees. In evaluating the Funds’ advisory fees, the Trustees considered the demands, complexity and quality of the investment management of the
2023 Annual Report	169

Supplemental Information (Unaudited)  (continued)

Funds.  In considering the fees charged by AI to any comparable accounts, the Trustees also considered, among other things, management’s discussion of the different investment restrictions, objectives or policies that may be involved in managing accounts of different types.
The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would not be paid by the Funds, but would be paid by AI out of its advisory fee. The Board also considered that AI had entered into or renewed expense limitation agreements with each of the Funds, pursuant to which AI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.
The Trustees also considered the compensation AI and its affiliates received, directly and indirectly, from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AI and its affiliates’ relationships with the Funds, including the engagement of affiliates of AI to provide administrative and distribution services to the Funds.  The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about the expense levels of the Funds, the performance of the Funds, court cases regarding adviser profitability, and whether AI had implemented breakpoints and expense limitations with respect to the Funds.  The Trustees also examined the profitability of AI and its affiliates on a Fund-by-Fund basis.
After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fees, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of AI and its affiliates from their relationships with the Funds were reasonable and supported the continuation of the Agreements.
Investment performance of the Funds and the Advisers. The Trustees received and reviewed with the Advisers, among other performance data, information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of respective Peer Groups and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by ISS that analyzed the performance of the Funds using a variety of performance metrics.
The Trustees also considered, as applicable, the performance of the Advisers since they commenced management of the Funds. The Trustees also considered AI’s and the Sub-Advisers’ performance generally, the performance of the fund family generally, the historical responsiveness of AI to Trustee concerns about performance, and the willingness of AI and the Sub-Advisers to take steps intended to improve performance.
Based on these factors, the Board determined that the Advisers are appropriate investment advisers for the Funds. The Board noted that it would continue to monitor the Funds’ performance and any actions taken by AI and its affiliates relating to performance.
The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by AI and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by AI and its affiliates. The Board considered the Advisers’ risk management processes. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. AI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered the allocation of responsibilities among the Advisers. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees considered not only the advisory services provided by AI to the Funds, but also the administrative services provided by AI to the Funds under a separate administration agreement.  The Trustees also took into account the Advisers’ investment experience. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.
After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the continuation of the Agreements.
Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AI and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Board noted management’s discussion of the Funds’ advisory fee structures.  The Trustees noted that each of the Funds was subject to a contractual expense limitation agreement and considered that certain Funds were subject to breakpoints in their investment advisory fees. The Board also considered how the Funds’ potential future growth and increased size would have an effect on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase at a proportionally higher rate than the increase in certain expenses.   The Trustees also took note of the costs of the services provided and the profitability to AI and its affiliates from their relationships with the Funds, as discussed above.
After reviewing these and related factors, the Board concluded that the advisory fees, and as applicable, sub-advisory fees were reasonable and supported the continuation of the Agreements.
170	2023 Annual Report

Supplemental Information (Unaudited)  (concluded)

The Trustees also considered other factors, which included but were not limited to the following:
•	the nature, quality, cost and extent of administrative services performed by AI under the Advisory Agreement and under a separate agreement covering administrative services.
•	whether the Funds have operated in accordance with their investment objectives as well as the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AI. The Trustees also considered the compliance-related resources AI and its affiliates were providing to the Funds.
•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.
•	so-called “fallout benefits” to AI, such as the benefits of research made available to AI by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.
***
Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees, voting separately, approved the Agreements for an additional one-year period.
2023 Annual Report	171

Management of the Funds  (Unaudited)
As of October 31, 2023

The names, years of birth and business addresses of the Trustees and officers of the Funds as of the most recent fiscal year end, their principal occupations during at least the past five years, the number of portfolios each Trustee oversees and other directorships they hold are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds or the Funds' Advisers are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons, as described above, are referred to in the table below under the heading “Independent Trustees.” abrdn Inc., its parent company abrdn plc, and its advisory affiliates are collectively referred to as “abrdn” in the tables below.
Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During at Least the Past 5 Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") In Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years***
Interested Trustees
Stephen Bird† c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Trustee since 2021	Mr. Bird joined the Board of abrdn plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup’s Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital – where he was director of UK operations from 1996 to 1998 – and at British Steel.	15 Registrants Consisting of 33 Portfolios	None.
Independent Trustees
Radhika Ajmera c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1964	Trustee since 2020	Ms. Ajmera was appointed Chair of abrdn Japan Equity Fund Inc in 2017, having served as a director since 2014. She has been an independent non-executive director of abrdn Asia-Pacific Income Fund VCC since 2015. She is also an independent non-executive director of abrdn Asia-Pacific Income Fund Inc, abrdn Global Income Fund Inc and abrdn Australia Fund Inc since 2021. She has over 20 years’ experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms. Ajmera is a graduate of the London School of Economics.	5 Registrants Consisting of 23 Portfolios	None.
P. Gerald Malone c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Trustee since 2007; Chair of the Board	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as a non-executive director of U.S. healthcare company Bionik Laboratories Corp. (2018 - July 2022), as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	9 Registrants Consisting of 27 Portfolios	None.
172	2023 Annual Report

Management of the Funds  (Unaudited)  (continued)
As of October 31, 2023

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During at Least the Past 5 Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") In Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years***
Rahn K. Porter c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1954	Trustee since 2016	Mr. Porter is the Principal at RPSS Enterprises (consulting and advisory) since 2019 and is an independent director for Centurylink Investment Management Company. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2021. Mr. Porter was formerly the CFO of Telenet, Inc. and Nupremis, Inc. He also served as Treasurer of Qwest Communications, Inc. and MediaOne Group. Mr Porter was previously a board member and audit chair for BlackRidge Financial Inc., and Community First Bancshares, Inc.	2 Registrants consisting of 20 Portfolios	Director of CenturyLink Investment Management Company since 2006, Director of BlackRidge Financial Inc. from 2004 to 2019.
Warren C. Smith c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Trustee since 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. He has been a Director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 1993	1 Registrant Consisting of 19 Portfolios	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	As of the most recent fiscal year end, the Fund Complex has a total of 18 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (19 Portfolios), and abrdn ETFs (3 Portfolios).
***	Current directorships (excluding Fund Complex) as of the most recent fiscal year end held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
†	Mr. Bird is considered to be an “interested person” of the Fund as defined in the 1940 Act because of his affiliation with abrdn.
2023 Annual Report	173

Management of the Funds  (Unaudited)  (continued)
As of October 31, 2023

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held* with the Fund	Term of Office and Length of Time Served	Principal Occupation During at Least the Past 5 Years
Joseph Andolina** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer & Vice President	Since 2017	Currently, Chief Risk Officer – Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as US Counsel since 2012.
Katherine Corey** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1985	Vice President	Since 2023	Currently, Senior Legal Counsel, Product Governance US for abrdn Inc. Ms. Corey joined abrdn Inc. as U.S. Counsel in 2013.
Sharon Ferrari** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President	Since 2022	Currently, Director, Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Katie Gebauer** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2023	Currently, Chief Compliance Officer—ETFs and serves as the Chief Compliance Officer for abrdn ETFs Advisors LLC. Ms. Gebauer joined abrdn Inc. in 2014.
Alan Goodson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President and Chief Executive Officer	Since 2009	Currently, Executive Director, Product & Client Solutions – Americas for abrdn Inc., overseeing Product Management & Governance , Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.
Heather Hasson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2022	Currently, Senior Product Solutions and Implementation Manager, Product Governance US for abrdn Inc. Ms. Hasson joined the company in 2006.
Robert Hepp** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2022	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.
Andrew Kim** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2017	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
Brian Kordeck** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2022	Currently, Senior Product Manager – US for abrdn Inc. Mr. Kordeck joined abrdn Inc. as a Senior Fund Administrator in 2013.
174	2023 Annual Report

Management of the Funds  (Unaudited)  (concluded)
As of October 31, 2023

Name, Address and Year of Birth	Position(s) Held* with the Fund	Term of Office and Length of Time Served	Principal Occupation During at Least the Past 5 Years
Michael Marsico** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Treasurer, Chief Financial Officer & Principal Accounting Officer	Since 2022	Currently, Senior Product Manager – US for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.
Ben Moser** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1979	Vice President	Since 2018	Currently, Head of Investor Services – US for abrdn Inc. Mr. Moser joined abrdn Inc. in July 2008.
Lucia Sitar** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in 2007.

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.
Further information about the Funds' Trustees and Officers is available in the Trust's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.
2023 Annual Report	175

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Management Information

Trustees
P. Gerald Malone, Chair
Radhika Ajmera
Stephen Bird
Rahn K. Porter
Warren C. Smith
Investment Adviser
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Fund Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Transfer Agent
SS&C GIDS, Inc.
430 W. 7th Street, Ste. 219534
Kansas City, MO 64105-1407
Distributor
Aberdeen Fund Distributors LLC
1900 Market Street, Suite 200
Philadelphia, PA 19103
Sub-Administrator, Custodian & Fund Accountant
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
Fund Counsel
Dechert LLP
1900 K Street N.W.
Washington, DC 20006

abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
abrdn.us
AOE-0140-AR

abrdn Funds
Fixed Income Series
Annual Report
October 31, 2023
abrdn High Income Opportunities Fund (formerly, abrdn Global High Income Fund)
Class A- BJBHX ■	Institutional Class - JHYIX■

abrdn Infrastructure Debt Fund (formerly, abrdn Global Absolute Return Strategies Fund)
Class A- CUGAX ■	Institutional Class - AGCIX■	Institutional Service Class - CGFIX■

abrdn Intermediate Municipal Income Fund
Class A - NTFAX ■	Institutional Class - ABEIX■	Institutional Service Class - ABESX■

abrdn Short Duration High Yield Municipal Fund
Class A - AAHMX ■	Class C - ACHMX■	Institutional Class - AHYMX■

abrdn Ultra Short Municipal Income Fund
Class A - ATOAX ■	Class A1 - ATOBX■	Institutional Class - ATOIX■

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports.
Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary or at (866) 667-9231.

Market Review	Page 1
abrdn High Income Opportunities Fund	Page 3
abrdn Infrastructure Debt Fund	Page 14
abrdn Intermediate Municipal Income Fund	Page 22
abrdn Short Duration High Yield Municipal Fund	Page 29
abrdn Ultra Short Municipal Income Fund	Page 39
Financial Statements	Page 46
Notes to Financial Statements	Page 66
Report of Independent Registered Public Accounting Firm	Page 88
Other Tax Information	Page 89
Shareholder Expense Examples	Page 90
Supplemental Information	Page 91
Management of the Funds	Page 94

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at https://www.abrdn.com/en-us/investor/fund-centre/fund-literature. Please read it carefully before investing any money.
Investing in mutual funds involves risk, including possible loss of principal.
abrdn Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1900 Market Street, Suite 200, Philadelphia, PA 19103.
abrdn Inc. (AI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.
The complete schedule of portfolio holdings for each fund of abrdn Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. abrdn Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and the Funds make the information on the exhibit to Form N-PORT available to shareholders upon request without charge by calling 1-866-667-9231.
Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at https://www.abrdn.com/en-us/investor/fund-centre/fund-literature and on the Commission’s website at www.sec.gov.
Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

Global equity markets were mostly positive over the past 12 months, with the Morgan Stanley Capital International (MSCI) All Country (AC) World Index1 returning 10.50% for the period. Inflation dominated the economic environment as major central banks in Western economies raised interest rates faster and much further than previously anticipated to counter multi-decade-high inflation. By region, European and U.S. stock markets posted solid returns during the period, while in Asia, Chinese stocks had a volatile 12 months but seemed to be recovering by the end of the period. Overall, there were fluctuating market performances, as fears of high inflation, tightening monetary policy2, and the risk of a global recession caused some volatility3.
At the start of the fourth quarter of 2022, global equities rebounded, as U.S. inflation data and the relaxing of China’s COVID restrictions gave investors cause for optimism. However, global equities subsequently fell in December. In the new year, markets picked up again, but the rest of the quarter proved challenging for the asset class. The collapse of two regional U.S. banks and the forced sale of Credit Suisse to rival UBS in March then evoked fears of a banking crisis.
Despite an initial sell-off, stock markets recovered gradually and rose strongly over June and July with investors positive on the outlook for interest rates, inflation, and corporate earnings releases. Furthermore, news of a compromise agreement on the U.S. debt ceiling4 also helped. However, concerns about further monetary tightening and a soft Chinese economy then saw markets weaken in August. Selling pressure continued into September, as investors remained concerned about rising energy costs, higher bond yields, and a sluggish global economy. Towards the end of the period, in October, global equities weakened further, pressured by investor concerns over the interest rate outlook and the conflict that broke out in the Middle East between Israel and Hamas.
Emerging market (EM) equities also rose robustly over the 12 months under review, driven largely by interest rate expectations and the pace of China’s economic recovery in the post COVID era. The MSCI Emerging Markets Index5 returned 10.80% for the period. Emerging Asia finished ahead of the wider asset class, buoyed by double-digit returns in China. The technology-heavy markets of South Korea and Taiwan also advanced on global artificial intelligence (AI)-related trends. Emerging Europe, the Middle East, and Africa trailed, with Gulf indices falling on volatile oil prices and geopolitical concerns. Latin America was hurt by the underperformance in Brazil. However, similar to developed equity markets, emerging market bourses fell towards the end of the period as geopolitical risks amid the threat of a wider conflict in the Middle East following Hamas’ attack on Israel, and the subsequent ongoing military response.
In fixed income markets, most government bond prices fell during the period. Central banks acted to control inflation by reducing policy support and hiking interest rates. The mini-banking crisis in the U.S, spurred a huge turnaround in government bond markets. However, the threat of contagion across the banking sector appeared contained in the second quarter of 2023, allowing investors and central banks to switch their attention to inflation. Later in the period, the Bank of England (BoE) left rates at 5.25% at the end of August. The U.S. Federal Reserve’s (Fed) target rate for the fed funds rate is now at
5.25-5.50%. The European Central Bank (ECB) hiked rates in September to 4%. In October, the ECB kept rates unchanged, its first meeting in ten without a hike.
Meanwhile, U.S. corporate bonds did relatively well over the period. The beginning of the review period saw an impressive rally in Treasuries that drove an equity market rally and tighter corporate credit spreads6, on the back of improving sentiment given the signs of moderating inflation. The new year continued on a positive tone as investors were optimistic for a milder economic slowdown as they saw signals of easing inflation and supportive economic data. However, inflation data proved stubborn in the first quarter of the year and financial stress in the banking sector hampered fixed income assets. Banking fears were sparked by the collapse of Silicon Valley Bank (SVB), which triggered a run on deposits at various U.S. regional banks and following that, the failure of Credit Suisse in Europe. However, swift moves by authorities in the U.S. and Europe supported a recovery and the result was tighter credit spreads working in tandem with lower government bond yields to produce healthy returns for the first quarter in 2023.
In the second quarter, economic data in the U.S. proved stronger than expected, despite weakness in certain sections of the economy. Albeit signs of easing price pressures, inflation remained elevated. As the year progressed, volatility continued to drive financial markets. Investors latched onto hopes that central banks were nearing the end of their monetary tightening cycles. Despite the Fed pausing its rate hikes in September, based on its ‘dot plot’7 projections, it indicated that rates would remain higher for longer than previously anticipated, which subsequently triggered a sell-off in risk assets, including bonds. The prolonged elevated interest rate environment sparked worries about the impact of higher interest expense on credit, although these concerns were more acute at the lower quality end of the credit spectrum.
The review period also saw volatility in global listed real estate, as macroeconomic factors overwhelmed underlying fundamentals. The key themes included high inflation and monetary tightening, the risk of an energy crisis in Europe, and concerns of a U.S. banking sector crisis. Rising interest rates led to increased concerns about real estate asset values, particularly for lower-yielding properties vulnerable to rate fluctuations. Despite this, sectors with robust operating fundamentals experienced rental growth, helping to offset some of these pressures.
The U.S. real estate investment trust (REIT)8 market was adversely affected by the Fed stating that interest rates would remain higher-for-longer. In Europe, a mild winter helped to avert the looming energy crisis, leading to smaller-than-expected value declines in a number of markets. Solid mid-year results from most companies and expectations that interest rates have peaked were also supportive. In the Asia-Pacific region, early optimism about China’s reopening led to market gains. Over the review period, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global Index9 and the MSCI US REIT Index10 returned -5.09% and -5.92%, respectively.

2023 Annual Report	1

Market Review  (concluded)

Outlook
Global equity markets will continue to face challenges, with investors concerned that lingering inflation and sustained rate rises will result in tougher financial conditions. In October, markets dropped again given investors’ concerns about the war in the Middle East, the outlook for interest rates, and a sluggish global economy.
In fixed income markets, the ECB kept interest rates unchanged in October, with President Lagarde noting a weak economy. However, inflationary pressures remain, and Lagarde indicated that there may be more hikes in the coming meetings. In the U.S., the Fed is expected to keep rates unchanged at its meeting in November as it continues with its data-dependent approach. The BoE is also expected to leave rates unchanged at its meeting scheduled for the same month. While analysts predicted a fall in annual inflation in September, the UK’s consumer price index remained unchanged at 6.7%. However, purchasing managers’ index data indicate stagnation in the UK’s manufacturing sector. With a recession now likely in 2024, investors are set to focus on when interest rates will be cut to offset any downturn.
In real estate markets, we anticipate that there is only a modest decline in prices left to play out. Although investment activity remains very subdued, there are signs of sentiment improving, particularly for the industrial, residential, and alternative sectors where the current fundamentals are encouraging. Uncertainty remains elevated and is being exacerbated by the ongoing geopolitical concerns. Looking forward, how events materialize from a macroeconomic perspective will be key to the future dynamics in the real estate market. There is an ongoing debate as to whether we will have a ‘Table Mountain’ or ‘Matterhorn’ interest-rate cycle from here. The abrdn Global Macro Research's view is that the U.S. will experience a recession in the middle of next year and rates will likely fall as a result, which will help to bolster real estate’s relative pricing.
abrdn
2	2023 Annual Report

abrdn High Income Opportunities Fund  (Unaudited)

The Fund changed its investment strategy effective August 18, 2023, which introduced increased flexibility to invest in U.S. issuers. In connection with the investment strategy change, the Fund changed its name from the abrdn  Global High Income Fund to the abrdn  High Income Opportunities Fund.
Market review
The beginning of the review period saw an impressive rally in Treasuries that spurred a general equity market rally and tighter corporate credit spreads1, on the back of improving sentiment given the signs of moderating inflation. Returns were aided by a coinciding rally in government bond markets that propelled yields lower. Emerging markets outpaced their developed market counterparts in the last quarter of 2022. This was largely driven by significant outperformance in the Asian high yield market as bonds of both Chinese property and Macau gaming companies performed exceptionally well.
Moving on to 2023, financial markets started the year on an optimistic note as hopes of a milder-than-expected economic slowdown took center stage amid a backdrop of slowing inflation and supportive economic data. Conservative positioning across the investor base and a surplus of cash due to minimal new issue supply were both supportive of the early year rally in high yield, as investors looked to increase risk within the asset class. However, volatility2increased as the first quarter of the year progressed, with stubborn inflation data and financial stress in the banking sector dominating headlines. Banking fears were sparked beginning in March by the collapse of Silicon Valley Bank (SVB), which triggered a run on deposits at various U.S. regional banks and indirectly, the failure of Credit Suisse in Europe. In addition to cauterizing the problematic banks, authorities in the U.S. and Europe were at pains to stress the idiosyncratic nature of the problems at SVB and Credit Suisse, in particular, and that the banking system as a whole was otherwise well capitalized3 and resilient. The result was a strong first quarter in terms of return for the asset class, with tighter credit spreads working in tandem with lower government bond yields to produce an impressive total return.
As the review period progressed, economic data in the U.S., in general, was stronger than expected, despite weakness in certain data points in the industrial portion of the economy. Investors were focused on the negotiations surrounding the U.S. debt ceiling4. An eventual deal was the base case all along, and that came to fruition. Despite signs of easing price pressures, inflation remained higher than what policymakers preferred. As a result, the market began to price in higher U.S. interest rates in the second quarter of 2023. Offsetting this was the much tighter spreads in the U.S., with compression across ratings5 classes exhibited by strength from the CCC- and below-rated portion of the asset class. European high yield provided a similar return to the U.S., but sterling high yield experienced less spread tightening to offset the more aggressive interest rate hikes from the Bank of England and as a result, the returns lagged in the second quarter.
Macro-driven volatility continued into the latter part of the review period along with the uncertainty around the conflict in the Middle East. Investors latched onto hopes that central banks were nearing  the end of their monetary6 tightening cycles. Despite the U.S. Federal Reserve (Fed) pausing its rate hikes in September, based on its “dot plot”7 projections, it indicated that rates would be roughly 50 basis points higher in every time period, and that they would also remain above 3.0% up to and during 2026. Investors inferred that the new nominal neutral rate8 was 3.0% versus the long-term expectation of 2.5%, leading to the subsequent sell-off in risk assets9, including bonds. Indeed, the Treasury curve steepened, and the 10-year yield breached the 5.0% barrier.
The prolonged, elevated interest rate environment sparked worries about the impact of higher interest expense on credit, although these concerns were more acute at the lower quality end of the credit spectrum. As a result, despite the rise in government rates that typically hit higher quality credits disproportionately, lower quality credits in the U.S. underperformed in October. This has been a rare occurrence so far in 2023, with U.S. CCCs still significantly outperforming BBs on a year-to-date basis. Outside the U.S., economic data in both Europe and China disappointed later in the review period. High yield spreads were likewise volatile. European high yield outperformed the U.S. and emerging markets in the last few months, as the latter groups were affected by the move in Treasuries.
Fund performance review
The abrdn High Income Opportunities Fund (Institutional Share Class, net of fees) returned 6.69% for the 12-month reporting period ending ended October 31, 2023, compared with the ICE Bank of America Merrill Lynch Global High Yield Constrained Index (hedged to US dollars) return of 8.26%.

{foots1}
1	Difference in yield of two fixed income securities with similar maturities but different credit quality.
{foots1}
2	If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
3	Capitalization is the value of an asset assessed in relation to its expected future stream of income.
{foots1}
4	The maximum amount of money that the U.S. government is allowed to borrow to meet its obligations.
{foots1}
5	Ratings refers to the S&P Global Ratings, Fitch Ratings, and Moody’s Investors Service, which are independent, unaffiliated research companies that rate fixed income securities on the basis of risk and the borrower’s ability to make interest payments. S&P and Fitch assign ratings ranging from AAA (reliable and stable) to D (high risk) to communicate the agency’s opinion of relative level of credit risk. Moody’s credit ratings range from AAA to C, with AAA being the highest quality and C the lowest quality.
{foots1}
6	Monetary policy refers to decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
{foots1}
7	A chart that the U.S. Federal Reserve uses to display its members' predictions for the future path of the Federal Funds Rate.
{foots1}
8	An interest rate where the economy is producing its maximum output and inflation is steady. Nominal interest rate is the interest rate including inflation.
{foots1}
9	Investments that have a significant potential for price variation, either increasing or decreasing significantly.
2023 Annual Report	3

abrdn High Income Opportunities Fund  (Unaudited)  (continued)

During the year, we transitioned the Fund to align with the change in strategy, focusing on increasing the overall yield of the Fund through identifying additional opportunities in developed market corporate credits. So far, this has served the Fund well as higher yielding credits in developed markets have been one of the best performing cohorts of the overall market. Going forward, we will continue to tilt the portfolio in this direction with the backdrop of identifying undervalued opportunities in corporate credits as the cornerstone of our investment process.
The Fund hedges all currency risk back to U.S. dollars. In terms of sector performance over the review period, metals and mining detracted from returns, and in particular, our exposure to First Quantum Minerals. Our exposure to chemicals also weighed on the Fund's performance. On the other hand, the media and entertainment sector was positive, especially our holding in Cimpress.
In terms of ratings, the Fund’s underweight10 to BB-rated securities hurt performance. The positioning in BBB- or higher-rated bonds was also unfavorable. However, the exposure to Bs and CCCs added to relative performance.
The Fund’s use of derivatives contributed approximately -1.22% to the performance of the Fund.
Market outlook
The market appears to have finally realized that lower quality corporate bonds may struggle to find refinancing11 at reasonable levels in a prolonged high interest rate environment, driving decompression across quality. We maintain our view that the higher quality end of high yield offers attractive return potential. For example, U.S. BBs now offer a healthy 8% yield, which with this level of income could go a long way to insulating returns even in a recessionary environment. Following the end of the review period, with economic data starting to show signs of softening and rates retreating, we saw the decompression trend continuing. In the meantime, we continue to focus on looking for good credits with long maturity12 runways and ample yield.
Portfolio Management:
Global High Yield Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 3.00% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
The Fund is subject to the risk that the Adviser  may make poor security selections.
The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.
Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and currency exchange rate, political and economic risks.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.
The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.
Illiquid securities are assets that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.
Please read the prospectus for more detailed information regarding these and other risks.

{foots1}
10	A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
{foots1}
11	Refinancing is the process of replacing existing debt with new debt.
{foots1}
12	The time when an insurance policy, security, etc. matures.
4	2023 Annual Report

abrdn High Income Opportunities Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2023)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	6.45%	1.72%	1.83%
	w/SC2	3.29%	1.11%	1.52%
Institutional Class[3]	w/o SC	6.69%	2.00%	2.09%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its principal investment strategy effective August 18, 2023. Performance information for periods prior to August 18, 2023 does not reflect such investment policy. Returns prior to December 3, 2021 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 3.00% front-end sales charge was deducted.
3	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of October 31, 2023)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn High Income Opportunities Fund, the ICE Bank of America Global High Yield Constrained Index (Hedged to USD) and the U.S. Consumer Price Index (CPI) over a 10-year period ended October 31, 2023. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.
The ICE Bank of America (BofA) Global High Yield Constrained Index (Hedged to USD) tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or eurobond markets but caps issuer exposure at 2%.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2023 Annual Report	5

abrdn High Income Opportunities Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2023 (Unaudited)

Asset Allocation
Corporate Bonds	95.4%
Short-Term Investment	1.5%
Exchange-Traded Funds	1.3%
Other Assets in Excess of Liabilities	1.8%
100.0%
The following chart summarizes the composition of the Fund’s portfolio. The industries listed below may include more than one industry group. The Fund did not have more than 25% of its assets invested in any industry group.
Industries
Media	9.0%
Diversified Telecommunication Services	7.2%
Entertainment	6.1%
Energy Equipment & Services	5.4%
Commercial Services & Supplies	4.9%
Building Materials	4.2%
Oil, Gas & Consumable Fuels	4.1%
Leisure Time	4.0%
Metals & Mining	3.6%
Pharmaceutical	3.6%
Healthcare Providers & Services	3.3%
Electric Utilities	3.0%
Commercial Banks	2.8%
Auto Parts & Equipment	2.8%
Packaging & Containers	2.5%
Retail	2.3%
Diversified Financial Services	2.1%
Other, less than 2% each	25.8%
Short-Term Investment	1.5%
Assets in Excess of Other Liabilities	1.8%
100.0%
Top Ten Holdings
CCO Holdings LLC / CCO Holdings Capital Corp. 02/01/2031	1.6%
180 Medical, Inc. 10/15/2029	1.3%
iShares iBoxx High Yield Corporate Bond ETF	1.3%
Teva Pharmaceutical Finance Netherlands II BV 09/15/2029	1.2%
SunCoke Energy, Inc. 06/30/2029	1.2%
Rogers Communications, Inc., (fixed rate to 03/15/2027, variable rate thereafter) 03/15/2082	1.1%
Venture Global LNG, Inc. 06/01/2031	1.1%
NRG Energy, Inc. 02/15/2029	1.0%
MIWD Holdco II LLC / MIWD Finance Corp. 02/01/2030	1.0%
CCM Merger, Inc. 05/01/2026	1.0%

Countries
United States	53.9%
United Kingdom	6.6%
France	4.0%
Germany	3.9%
Canada	3.8%
Spain	3.4%
Luxembourg	3.4%
Netherlands	3.1%
Italy	2.1%
Other, less than 2% each	12.5%
Short-Term Investment	1.5%
Assets in Excess of Other Liabilities	1.8%
100.0%

6	2023 Annual Report

Statement of Investments
October 31, 2023 abrdn High Income Opportunities Fund

	Shares or Principal Amount		Value
CORPORATE BONDS—95.4%
AUSTRIA—0.3%
Holding Companies-Diversified Operations—0.3%
Benteler International AG, 9.38%, 05/15/2028(a)	EUR	200,000	$ 213,207
BRAZIL—1.4%
Chemicals—0.2%
Braskem Netherlands Finance BV, 4.50%, 01/10/2028(a)		$225,000	189,843
Food Products—0.5%
Minerva Luxembourg SA, 8.88%, 09/13/2033(a)		400,000	392,580
Healthcare Providers & Services—0.4%
Rede D'or Finance Sarl, 4.95%, 01/17/2028(a)		380,000	339,612
Oil & Gas Services—0.3%
Guara Norte Sarl, 5.20%, 06/15/2034(a)(b)		257,320	218,262
Total Brazil			1,140,297
CANADA—3.8%
Diversified Telecommunication Services—1.1%
Rogers Communications, Inc., (fixed rate to 03/15/2027, variable rate thereafter), 5.25%, 03/15/2082(a)		1,003,000	882,364
Machinery-Diversified—0.8%
Titan Acquisition Ltd. / Titan Co-Borrower LLC, 7.75%, 04/15/2026(a)		733,000	681,772
Metals & Mining—0.9%
Teck Resources Ltd., 3.90%, 07/15/2030		898,000	763,728
Oil & Gas Services—1.0%
Enerflex Ltd., 9.00%, 10/15/2027(a)		869,000	790,790
Total Canada			3,118,654
CHINA—0.0%
Real Estate—0.0%
Country Garden Holdings Co. Ltd., 3.13%, 10/22/2025(a)		200,000	7,644
Kaisa Group Holdings Ltd.
9.75%, 09/28/2023(a)(c)		230,000	7,187
9.38%, 06/30/2024(a)(c)		495,000	15,469
Zhenro Properties Group Ltd.
7.88%, 04/14/2024(a)(c)		200,000	300
7.10%, 09/10/2024(a)(c)		429,000	1,073
			31,673
COLOMBIA—0.3%
Oil, Gas & Consumable Fuels—0.3%
Ecopetrol SA, 6.88%, 04/29/2030		307,000	276,433
CZECH REPUBLIC—0.3%
Entertainment—0.3%
Allwyn Entertainment Financing UK PLC, 7.25%, 04/30/2030(a)	EUR	257,000	270,300
	Shares or Principal Amount		Value

FRANCE—4.0%
Auto Parts & Equipment—0.4%
Forvia SE, 2.38%, 06/15/2029(a)	EUR	375,000	$ 328,093
Diversified Telecommunication Services—0.6%
Iliad Holding SASU, 6.50%, 10/15/2026(a)		$532,000	497,128
Electric Utilities—0.6%
Electricite de France SA
(fixed rate to 01/29/2025, variable rate thereafter), 5.38%, 01/29/2025(a)(d)	EUR	200,000	206,602
(fixed rate to 01/22/2026, variable rate thereafter), 5.00%, 01/22/2026(a)(d)		300,000	303,088
			509,690
Entertainment—0.9%
Banijay Entertainment SASU, 8.13%, 05/01/2029(a)		$752,000	733,191
Healthcare Providers & Services—1.0%
CAB SELAS, 3.38%, 02/01/2028(a)	EUR	400,000	352,348
Cerba Healthcare SACA, 3.50%, 05/31/2028(a)		587,000	502,881
			855,229
Packaging & Containers—0.5%
Verallia SA, 1.88%, 11/10/2031(a)		500,000	421,854
Total France			3,345,185
GERMANY—3.9%
Apparel—0.6%
CT Investment GmbH, 5.50%, 04/15/2026(a)		490,000	485,650
Auto Parts & Equipment—1.1%
IHO Verwaltungs GmbH, PIK, 8.75%, 05/15/2028(a)(e)		437,996	476,828
ZF Europe Finance BV
2.00%, 02/23/2026(a)		200,000	194,094
2.50%, 10/23/2027(a)		300,000	278,608
			949,530
Building Materials—0.6%
HT Troplast GmbH, 9.38%, 07/15/2028(a)		476,000	488,518
Commercial Banks—0.5%
Deutsche Bank AG
2.63%, 12/16/2024(a)	GBP	100,000	115,951
(fixed rate to 04/30/2026, variable rate thereafter), 7.13%, 04/30/2026(a)(d)		300,000	296,357
			412,308
Commercial Services & Supplies—0.5%
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/2026(a)	EUR	395,639	404,392
Machinery-Diversified—0.3%
TK Elevator Midco GmbH, 4.38%, 07/15/2027(a)		276,000	264,292
Pharmaceutical—0.3%
Gruenenthal GmbH, 4.13%, 05/15/2028(a)		230,000	223,912
Total Germany			3,228,602

See accompanying Notes to Financial Statements.
2023 Annual Report	7

Statement of Investments  (continued)
October 31, 2023 abrdn High Income Opportunities Fund

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
HONG KONG—0.5%
Lodging—0.5%
Melco Resorts Finance Ltd., 5.75%, 07/21/2028(a)		$534,000	$ 451,031
IRELAND—0.9%
Commercial Services & Supplies—0.9%
Cimpress PLC, 7.00%, 06/15/2026		785,000	726,455
ISRAEL—1.6%
Pharmaceutical—1.6%
Teva Pharmaceutical Finance Netherlands II BV, 7.38%, 09/15/2029	EUR	911,000	974,773
Teva Pharmaceutical Finance Netherlands III BV, 7.88%, 09/15/2029		$326,000	321,468
			1,296,241
ITALY—2.1%
Diversified Telecommunication Services—0.4%
Telecom Italia Capital SA, 6.38%, 11/15/2033		400,000	341,086
Entertainment—1.4%
Lottomatica/Roma SpA
7.13%, 06/01/2028(a)	EUR	510,000	547,437
3 mo. Euribor + 4.125%, 7.93%, 06/01/2028(a)(f)		569,000	602,691
			1,150,128
Hand/Machine Tools—0.3%
IMA Industria Macchine Automatiche SpA, 3.75%, 01/15/2028(a)		231,000	218,879
Total Italy			1,710,093
LUXEMBOURG—3.4%
Biotechnology—0.5%
Cidron Aida Finco Sarl
5.00%, 04/01/2028(a)		151,000	142,997
6.25%, 04/01/2028(a)	GBP	253,000	269,455
			412,452
Chemicals—0.4%
Monitchem HoldCo 3 SA, 8.75%, 05/01/2028(a)	EUR	330,000	334,206
Commercial Services & Supplies—0.9%
Albion Financing 1 SARL/Aggreko Holdings, Inc., 5.25%, 10/15/2026(a)		246,000	245,977
Albion Financing 2 SARL, 8.75%, 04/15/2027(a)		$519,000	474,101
			720,078
Diversified Telecommunication Services—0.7%
Altice France Holding SA, 8.00%, 05/15/2027(a)	EUR	633,000	359,922
Matterhorn Telecom SA, 3.13%, 09/15/2026(a)		212,000	209,176
			569,098
Energy-Alternate Sources—0.3%
Cullinan Holdco Scsp, 4.63%, 10/15/2026(a)		362,000	267,663
	Shares or Principal Amount		Value

Entertainment—0.0%
LHMC Finco 2 Sarl, PIK, 7.25%, 10/02/2025(a)(e)	EUR	12,166	$ 12,369
Machinery-Diversified—0.0%
Galapagos SA, 5.38%, 06/15/2021(a)(c)(g)(h)		60,500	–
Media—0.6%
Altice Financing SA, 5.75%, 08/15/2029(a)		$649,000	501,877
Total Luxembourg			2,817,743
MACAO—0.6%
Lodging—0.6%
MGM China Holdings Ltd., 4.75%, 02/01/2027(a)		274,000	240,928
Sands China Ltd., 3.10%, 03/08/2029		299,000	241,283
			482,211
MEXICO—1.9%
Building Materials—0.6%
Cemex SAB de CV, (fixed rate to 03/14/2028, variable rate thereafter), 9.13%, 03/14/2028(a)(d)		497,000	509,492
Chemicals—0.1%
Braskem Idesa SAPI, 6.99%, 02/20/2032(a)		200,000	118,046
Diversified Telecommunication Services—0.4%
Sixsigma Networks Mexico SA de CV, 7.50%, 05/02/2025(a)		354,000	318,320
Oil, Gas & Consumable Fuels—0.8%
Petroleos Mexicanos, 5.35%, 02/12/2028		786,000	634,444
Total Mexico			1,580,302
NETHERLANDS—3.1%
Commercial Banks—0.4%
Stichting AK Rabobank Certificaten, 6.50%, 12/29/2049(a)(d)(i)	EUR	355,750	338,807
Commercial Services & Supplies—0.4%
GTCR W-2 Merger Sub LLC / GTCR W Dutch Finance Sub BV, 8.50%, 01/15/2031(a)	GBP	279,000	339,958
Diversified Financial Services—0.3%
LeasePlan Corp. NV, (fixed rate to 05/29/2024, variable rate thereafter), 7.38%, 05/29/2024(a)(d)	EUR	200,000	211,197
Home Furnishings—0.3%
Versuni Group BV, 3.13%, 06/15/2028(a)		340,000	276,631
Media—1.7%
Summer BidCo BV, PIK, 9.00%, 11/15/2025(a)(e)		423,405	436,805
UPC Holding BV, 5.50%, 01/15/2028(a)		$600,000	523,500
VZ Vendor Financing II BV, 2.88%, 01/15/2029(a)	EUR	335,000	270,151
Ziggo Bond Co. BV, 5.13%, 02/28/2030(a)		$200,000	145,719
			1,376,175
Total Netherlands			2,542,768

See accompanying Notes to Financial Statements.
8	2023 Annual Report

Statement of Investments  (continued)
October 31, 2023 abrdn High Income Opportunities Fund

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
NIGERIA—0.5%
Engineering & Construction—0.5%
IHS Netherlands Holdco BV, 8.00%, 09/18/2027(a)		$533,000	$ 434,395
PANAMA—0.5%
Diversified Telecommunication Services—0.5%
C&W Senior Financing DAC, 6.88%, 09/15/2027(a)		436,000	374,873
SOUTH AFRICA—0.3%
Diversified Telecommunication Services—0.3%
Liquid Telecommunications Financing PLC, 5.50%, 09/04/2026(a)		384,000	234,964
SPAIN—3.4%
Commercial Banks—1.4%
Banco Bilbao Vizcaya Argentaria SA, (fixed rate to 03/05/2025, variable rate thereafter), Series 9, 6.50%, 03/05/2025(d)		600,000	565,271
Banco de Sabadell SA
(fixed rate to 06/16/2027, variable rate thereafter), 0.88%, 06/16/2028(a)	EUR	200,000	181,709
(fixed rate to 02/07/2028, variable rate thereafter), 5.25%, 02/07/2029(a)		200,000	209,146
Unicaja Banco SA, (fixed rate to 11/15/2026, variable rate thereafter), 7.25%, 11/15/2027(a)		200,000	215,807
			1,171,933
Commercial Services & Supplies—0.4%
Arena Luxembourg Finance Sarl, 1.88%, 02/01/2028(a)		400,000	347,903
Diversified Telecommunication Services—0.9%
Lorca Telecom Bondco SA, 4.00%, 09/18/2027(a)		300,000	294,416
Telefonica Europe BV, (fixed rate to 06/22/2026, variable rate thereafter), 3.88%, 06/22/2026(a)(d)		500,000	490,202
			784,618
Engineering & Construction—0.7%
Abertis Infraestructuras Finance BV, (fixed rate to 11/24/2025, variable rate thereafter), 3.25%, 11/24/2025(a)(d)		300,000	292,926
Cellnex Finance Co. SA, 2.00%, 09/15/2032(a)		300,000	244,433
			537,359
Total Spain			2,841,813
	Shares or Principal Amount		Value

SWEDEN—0.7%
Commercial Services & Supplies—0.7%
Verisure Holding AB, 3.25%, 02/15/2027(a)	EUR	333,000	$ 317,993
Verisure Midholding AB, 5.25%, 02/15/2029(a)		275,000	250,618
			568,611
SWITZERLAND—0.6%
Chemicals—0.6%
Consolidated Energy Finance SA, 5.63%, 10/15/2028(a)		$652,000	535,748
TRINIDAD—0.3%
Metals & Mining—0.3%
WE Soda Investments Holding PLC, 9.50%, 10/06/2028(a)		213,000	212,404
UNITED KINGDOM—6.6%
Aerospace & Defense—0.5%
Rolls-Royce PLC, 4.63%, 02/16/2026(a)	EUR	380,000	396,297
Commercial Banks—0.5%
HSBC Bank Capital Funding Sterling 1 LP, (fixed rate to 11/05/2031, variable rate thereafter), 5.84%, 11/05/2031(a)(d)	GBP	320,000	378,430
Diversified Financial Services—1.1%
Jerrold Finco PLC
4.88%, 01/15/2026(a)		134,000	150,899
5.25%, 01/15/2027(a)		306,000	323,670
Macquarie Airfinance Holdings Ltd., 8.13%, 03/30/2029(a)		$445,000	438,347
			912,916
Diversified Telecommunication Services—0.3%
Vodafone Group PLC, (fixed rate to 07/03/2024, variable rate thereafter), 6.25%, 10/03/2078(a)		260,000	256,100
Entertainment—0.4%
Pinewood Finance Co. Ltd., 3.25%, 09/30/2025(a)	GBP	300,000	344,048
Food Products—0.5%
Bellis Acquisition Co. PLC
3.25%, 02/16/2026(a)		278,000	292,594
4.50%, 02/16/2026(a)		106,000	114,162
			406,756
Media—0.8%
Virgin Media Vendor Financing Notes III DAC
4.88%, 07/15/2028(a)		544,000	552,837
4.88%, 07/15/2028(a)		100,000	101,625
			654,462
Oil, Gas & Consumable Fuels—0.7%
Ithaca Energy North Sea PLC, 9.00%, 07/15/2026(a)		$581,000	557,777
Pharmaceutical—1.3%
180 Medical, Inc., 3.88%, 10/15/2029(a)		1,345,000	1,117,395

See accompanying Notes to Financial Statements.
2023 Annual Report	9

Statement of Investments  (continued)
October 31, 2023 abrdn High Income Opportunities Fund

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
UNITED KINGDOM (continued)
Retail—0.5%
B&M European Value Retail SA, 4.00%, 11/15/2028(a)	GBP	400,000	$ 408,391
Total United Kingdom			5,432,572
UNITED STATES—52.6%
Advertising—0.3%
Summer BC Bidco B LLC, 5.50%, 10/31/2026(a)		$321,000	279,543
Aerospace & Defense—0.6%
Howmet Aerospace, Inc., 5.95%, 02/01/2037		238,000	217,415
TransDigm, Inc., 6.75%, 08/15/2028(a)		307,000	298,092
			515,507
Agriculture—1.4%
Darling Ingredients, Inc., 6.00%, 06/15/2030(a)		518,000	485,987
Turning Point Brands, Inc., 5.63%, 02/15/2026(a)		721,000	661,518
			1,147,505
Apparel—0.8%
Wolverine World Wide, Inc., 4.00%, 08/15/2029(a)		872,000	650,161
Auto Manufacturers—2.0%
Ford Motor Co.
9.63%, 04/22/2030		422,000	470,554
6.10%, 08/19/2032		296,000	273,785
Ford Motor Credit Co. LLC
4.54%, 03/06/2025	GBP	162,000	190,838
4.95%, 05/28/2027		$364,000	341,431
2.90%, 02/16/2028		396,000	336,863
			1,613,471
Auto Parts & Equipment—1.2%
Adient Global Holdings Ltd.
3.50%, 08/15/2024(a)	EUR	45,284	47,077
7.00%, 04/15/2028(a)		$79,000	77,760
8.25%, 04/15/2031(a)		326,000	317,287
Goodyear Europe BV, 2.75%, 08/15/2028(a)	EUR	352,000	311,462
Goodyear Tire & Rubber Co. (The)
5.00%, 07/15/2029		$115,000	98,903
5.25%, 07/15/2031		152,000	123,784
			976,273
Building Materials—3.0%
Builders FirstSource, Inc., 4.25%, 02/01/2032(a)		803,000	639,073
Cornerstone Building Brands, Inc., 6.13%, 01/15/2029(a)		758,000	554,175
MIWD Holdco II LLC / MIWD Finance Corp., 5.50%, 02/01/2030(a)		1,020,000	809,625
New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/2028(a)		503,000	443,893
			2,446,766
Coal—1.2%
SunCoke Energy, Inc., 4.88%, 06/30/2029(a)		1,153,000	965,061
	Shares or Principal Amount		Value

Commercial Services & Supplies—1.1%
Neptune Bidco US, Inc., 9.29%, 04/15/2029(a)		$689,000	$ 608,076
Sabre GLBL, Inc., 11.25%, 12/15/2027(a)		380,000	338,385
			946,461
Computers & Peripherals—0.4%
NCR Atleos Escrow Corp., 9.50%, 04/01/2029(a)		374,000	366,606
Diversified Financial Services—0.7%
Encore Capital Group, Inc., 5.38%, 02/15/2026(a)	GBP	500,000	553,637
Diversified Telecommunication Services—1.9%
Frontier Communications Holdings LLC
6.00%, 01/15/2030(a)		$416,000	313,141
8.75%, 05/15/2030(a)		471,000	448,746
8.63%, 03/15/2031(a)		161,000	151,373
Level 3 Financing, Inc., 10.50%, 05/15/2030(a)		622,000	622,487
			1,535,747
Electric Utilities—2.4%
Alexander Funding Trust II, 7.47%, 07/31/2028(a)		100,000	99,281
NRG Energy, Inc.
3.38%, 02/15/2029(a)		1,035,000	842,384
3.88%, 02/15/2032(a)		202,000	150,120
7.00%, 03/15/2033(a)		271,000	256,145
Talen Energy Supply LLC, 8.63%, 06/01/2030(a)		302,000	306,865
Vistra Operations Co. LLC
5.63%, 02/15/2027(a)		170,000	159,972
4.38%, 05/01/2029(a)		221,000	187,716
			2,002,483
Energy Equipment & Services—5.4%
EnLink Midstream LLC, 6.50%, 09/01/2030(a)		597,000	573,042
EnLink Midstream Partners LP, 5.45%, 06/01/2047		256,000	192,438
Howard Midstream Energy Partners LLC, 8.88%, 07/15/2028(a)		593,000	596,159
ITT Holdings LLC, 6.50%, 08/01/2029(a)		409,000	342,026
Venture Global Calcasieu Pass LLC
3.88%, 08/15/2029(a)		255,000	212,206
4.13%, 08/15/2031(a)		643,000	516,976
3.88%, 11/01/2033(a)		696,000	525,931
Venture Global LNG, Inc.
8.13%, 06/01/2028(a)		667,000	647,538
8.38%, 06/01/2031(a)		918,000	876,006
			4,482,322
Entertainment—3.0%
Affinity Interactive, 6.88%, 12/15/2027(a)		792,000	645,548
Caesars Entertainment, Inc., 7.00%, 02/15/2030(a)		283,000	273,121
CCM Merger, Inc., 6.38%, 05/01/2026(a)		843,000	797,965
International Game Technology PLC, 3.50%, 06/15/2026(a)	EUR	347,000	349,806

See accompanying Notes to Financial Statements.
10	2023 Annual Report

Statement of Investments  (continued)
October 31, 2023 abrdn High Income Opportunities Fund

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
Six Flags Entertainment Corp., 7.25%, 05/15/2031(a)	$65,000	$ 59,800
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025(a)	372,000	369,433
		2,495,673
Environmental Control—0.4%
Clean Harbors, Inc.
4.88%, 07/15/2027(a)	237,000	220,930
6.38%, 02/01/2031(a)	129,000	122,610
		343,540
Food Products—1.0%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.75%, 04/01/2033	452,000	399,215
U.S. Foods, Inc.
6.88%, 09/15/2028(a)	202,000	197,427
7.25%, 01/15/2032(a)	205,000	201,236
		797,878
Healthcare Providers & Services—1.9%
CHS/Community Health Systems, Inc., 5.25%, 05/15/2030(a)	433,000	307,497
IQVIA, Inc., 6.50%, 05/15/2030(a)	200,000	194,000
Star Parent, Inc., 9.00%, 10/01/2030(a)	665,000	659,936
Tenet Healthcare Corp.
6.13%, 10/01/2028	345,000	319,987
6.13%, 06/15/2030	111,000	102,733
		1,584,153
Home Builders—1.5%
Adams Homes, Inc.
7.50%, 02/15/2025(a)	443,000	433,582
9.25%, 10/15/2028(a)	796,000	769,319
		1,202,901
Home Furnishings—0.8%
Tempur Sealy International, Inc., 3.88%, 10/15/2031(a)	880,000	659,013
Iron/Steel—0.2%
Cleveland-Cliffs, Inc., 6.75%, 04/15/2030(a)	213,000	197,491
Leisure Time—4.0%
Acushnet Co., 7.38%, 10/15/2028(a)	452,000	452,823
Carnival Corp.
7.63%, 03/01/2026(a)	499,000	485,224
6.00%, 05/01/2029(a)	374,000	315,954
MajorDrive Holdings IV LLC, 6.38%, 06/01/2029(a)	891,000	690,525
NCL Corp. Ltd.
5.88%, 02/15/2027(a)	299,000	275,220
8.38%, 02/01/2028(a)	115,000	113,927
7.75%, 02/15/2029(a)	504,000	439,886
Royal Caribbean Cruises Ltd.
11.50%, 06/01/2025(a)	75,000	79,263
5.50%, 04/01/2028(a)	271,000	247,112
8.25%, 01/15/2029(a)	235,000	240,903
		3,340,837
	Shares or Principal Amount		Value

Lodging—0.6%
Travel & Leisure Co., 4.63%, 03/01/2030(a)		$570,000	$ 466,628
Machinery-Diversified—0.4%
Chart Industries, Inc., 7.50%, 01/01/2030(a)		333,000	327,001
Media—6.0%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25%, 02/01/2031(a)		1,717,000	1,336,166
4.25%, 01/15/2034(a)		817,000	590,121
CSC Holdings LLC
6.50%, 02/01/2029(a)		807,000	638,088
5.75%, 01/15/2030(a)		519,000	271,525
DISH Network Corp., 11.75%, 11/15/2027(a)		791,000	783,533
Sirius XM Radio, Inc., 4.13%, 07/01/2030(a)		605,000	480,379
Univision Communications, Inc.
8.00%, 08/15/2028(a)		169,000	159,590
7.38%, 06/30/2030(a)		767,000	675,350
			4,934,752
Metals & Mining—0.6%
Novelis Corp., 3.25%, 11/15/2026(a)		403,000	358,727
Novelis Sheet Ingot GmbH, 3.38%, 04/15/2029(a)	EUR	142,000	127,854
			486,581
Oil & Gas Services—0.5%
Weatherford International Ltd.
6.50%, 09/15/2028(a)		$200,000	201,030
8.63%, 04/30/2030(a)		237,000	239,484
			440,514
Oil, Gas & Consumable Fuels—2.3%
Civitas Resources, Inc.
8.38%, 07/01/2028(a)		417,000	419,569
8.63%, 11/01/2030(a)		134,000	136,388
8.75%, 07/01/2031(a)		202,000	203,872
Southwestern Energy Co., 4.75%, 02/01/2032		569,000	489,333
Vital Energy, Inc., 9.75%, 10/15/2030		623,000	610,560
			1,859,722
Packaging & Containers—2.1%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 6.00%, 06/15/2027(a)		620,000	585,912
Ball Corp., 2.88%, 08/15/2030		152,000	118,568
Graphic Packaging International LLC
2.63%, 02/01/2029(a)	EUR	114,000	103,144
3.75%, 02/01/2030(a)		$666,000	544,722
Owens-Brockway Glass Container, Inc., 7.25%, 05/15/2031(a)		382,000	349,530
			1,701,876
Pharmaceutical—0.4%
Organon & Co. / Organon Foreign Debt Co-Issuer BV, 5.13%, 04/30/2031(a)		441,000	344,384
Real Estate Investment Trust (REIT) Funds—1.9%
GLP Capital, LP/GLP Financing II, Inc. REIT, 5.75%, 06/01/2028		541,000	507,212

See accompanying Notes to Financial Statements.
2023 Annual Report	11

Statement of Investments  (continued)
October 31, 2023 abrdn High Income Opportunities Fund

Shares or Principal Amount		Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
Iron Mountain, Inc., 5.00%, 07/15/2028(a)	$481,000	$ 430,436
Uniti Group LP / Uniti Group Finance Inc / CSL Capital LLC, 10.50%, 02/15/2028(a)	674,000	649,031
		1,586,679
Retail—1.8%
Academy Ltd., 6.00%, 11/15/2027(a)	711,000	669,321
Macy's Retail Holdings LLC
5.88%, 04/01/2029(a)	308,000	271,533
5.88%, 03/15/2030(a)	393,000	332,473
Staples, Inc., 7.50%, 04/15/2026(a)	309,000	252,049
		1,525,376
Software—0.8%
Consensus Cloud Solutions, Inc.
6.00%, 10/15/2026(a)	215,000	199,136
6.50%, 10/15/2028(a)	574,000	475,702
		674,838
Total United States		43,451,380
ZAMBIA—1.8%
Metals & Mining—1.8%
First Quantum Minerals Ltd.
6.88%, 03/01/2026(a)	839,000	736,906
6.88%, 10/15/2027(a)	350,000	298,104
8.63%, 06/01/2031(a)	545,000	460,036
		1,495,046
Total Corporate Bonds		78,813,001
EXCHANGE-TRADED FUNDS—1.3%
iShares iBoxx High Yield Corporate Bond ETF	14,922	1,082,890
Total Exchange-Traded Funds		1,082,890
SHORT-TERM INVESTMENT—1.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.30%(j)	1,216,602	1,216,602
Total Short-Term Investment		1,216,602
Total Investments (Cost $90,080,186)(k)—98.2%		81,112,493
Other Assets in Excess of Liabilities—1.8%		1,470,116
Net Assets—100.0%		$82,582,609
Amounts listed as “–” are $0 or round to $0.
(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Sinkable security.
(c)	Security is in default.
(d)	Perpetual maturity. Maturity date presented represents the next call date.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Variable or Floating Rate security. Rate disclosed is as of October 31, 2023.
(g)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(h)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.00% of net assets as of October 31, 2023.
(i)	Step bond. Rate disclosed is as of October 31, 2023.
(j)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2023.
(k)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange-Traded Fund
EUR	Euro Currency
GBP	British Pound Sterling
PIK	Payment-In-Kind
PLC	Public Limited Company
REIT	Real Estate Investment Trust
USD	U.S. Dollar

At October 31, 2023, the Fund held the following forward foreign currency contracts:

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound
01/19/2024	UBS AG	USD	4,227,064	GBP	3,435,264	$4,178,093	$48,971
See accompanying Notes to Financial Statements.
12	2023 Annual Report

Statement of Investments  (concluded)
October 31, 2023 abrdn High Income Opportunities Fund

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Euro
01/19/2024	UBS AG	USD	13,758,514	EUR	12,915,045	$13,716,646	$41,868
						$17,894,739	$90,839

See accompanying Notes to Financial Statements.
2023 Annual Report	13

abrdn Infrastructure Debt Fund  (Unaudited)

Effective August 18, 2023, the Fund changed its name from the abrdn Global Absolute Return Strategies Fund to the abrdn Infrastructure Debt Fund and changed its investment objective,  strategy and benchmark. The Fund seeks a high level of current income with a secondary objective of capital appreciation and seeks to achieve this objective by investing in municipal and corporate bonds of infrastructure-related issuers. Under normal market conditions, the Fund will maintain a weighted average credit rating of BBB- or higher.
Market review
Global equity markets generally rose over the 12 months to October 31, 2023, under review. Inflation dominated the economic environment. Central banks in Western economies raised interest rates faster and much further than previously anticipated to counter multi-decade-high inflation. Despite these aggressive central bank actions, core inflation—which strips out volatile items such as energy and food—stayed at elevated levels in many countries. Nevertheless, global economic growth held up better than many investors expected, defying fears of a recession triggered by higher rates.
As U.S. and Eurozone inflation trended down towards the end of 2022, investors’ hopes rose that an end to interest rate rises could be in sight. Therefore, 2023 started with strong stock market gains. However, the collapse of two regional U.S. banks and the forced sale of Credit Suisse to rival UBS in March then evoked fears of a banking crisis. Despite an initial sell-off, stock markets recovered, helped by expectations of lower peak interest rates. After more market volatility1 in April and May, equities performed strongly over June and July due to news of a compromise agreement on the U.S. debt ceiling2 and further encouraging inflation data. This was despite still-hawkish rhetoric from central banks. Equities then generated negative returns in August, September, and October given concerns that interest rates would stay higher for longer, with the outbreak of war between Israel and Hamas adding to existing inflationary worries.
In fixed income, persistently high inflation and central bank policy drove investor sentiment over the period, with most government bond prices falling. Prior to the review period, the U.K. Government’s September 2022 mini-budget drove excessive volatility. Thereafter, the Bank of England (BoE) began to unwind its financial stability Gilt3 purchases in the fourth quarter of 2022, with the demand for bonds providing support to the U.K. index-linked Gilt market in December. In March of 2023, the collapse of two regional banks in the U.S. spurred a huge turnaround in government bond markets. However, the threat of contagion across the banking sector appeared contained in the second quarter of 2023, allowing investors and central banks to switch their attention to inflation.
As the review period progressed, the third quarter of 2023 became an increasingly weaker period for government bonds, with the market contending with developed market central banks looking to pause their rate hiking cycles while advocating a higher-for-longer mantra when it comes to future policy settings. This came alongside a mixed economic backdrop, with data surprising to the upside in China and Europe, disappointing in the U.K., and the U.S. proving to be resilient. Then, in October, investors were concerned about the Israel-Hamas conflict. Government bonds rallied on the back of this, but oil prices also saw the biggest weekly gain since February. As a result, short-term inflation expectations heightened, which led to a sell-off in the nominal government bond space, with U.S. 10-year government bonds reaching intraday highs of 5%.
Performance review
The abrdn Infrastructure Debt Fund (Institutional class shares, net of fees) returned -8.35% for the 12-month reporting period ended October 31, 2023, versus the 0.36% return of its benchmark, the Bloomberg U.S. Aggregate Index, and versus the 4.81% return of its former benchmark, the ICE BofA 3-Month U.S. Treasury
Note Index, during the same period.
Prior to the Fund's name and strategy change and from the period November 1, 2022 to August 17, 2023, the Fund returned -5.55% (gross of fees) versus the -3.72% of its then-current benchmark, ICE BofA 3-Month U.S. Treasury Note Index.
Our U.K. versus U.S. duration4 and U.S. duration exposures weighed on the Fund’s returns, as the central banks remained determined to combat high inflation. Therefore, the U.S. real yields strategy also detracted. Elsewhere, Australian and Japanese duration strategies were unfavorable. However, our U.S. versus Italian interest rates strategy contributed to performance.
Among the corporate bond positions, the Fund’s long investment grade5 credit versus short equity and short high yield strategies were negative. Conversely, U.S. investment-grade credits added to returns.
The Fund’s equity strategies were largely unfavorable. In particular, our short U.S. equity positions and the global equity stable quality versus world equity basket were unfavorable. The European and emerging market strategies were also weak. On the other hand, our U.S. equity volatility and U.S. equity relative value strategies benefitted the Fund.
The performance of our foreign exchange (FX) strategies was mixed. Our favored FX carry strategy was a notable contributor to returns. The FX hedging and ASEAN (Association of Southeast Asian Nations)

{foots1}
1	If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
2	The maximum amount of money that the U.S. government is allowed to borrow to meet its obligations.
{foots1}
3	Bonds issued by the British Government as a way of raising money to meet a meet its obligations. ny shortfalls between their revenue and expenditure plans. Gilts is short for 'gilt edged securities’ and are sometimes referred to as “sovereign debt”.
{foots1}
4	A measure of the maturity of a bond or portfolio of bonds that takes into account the periodic coupon payments. It attempts to measure market risk, or volatility, in a bond by considering maturity and the time pattern of interest payments prior to repayment. Two bonds with the same term to maturity but different coupon rates will respond differently to changes in interest rates. So will bonds with the same coupon rate but different terms to maturity. The higher the duration, the greater a bond’s price-sensitivity to changes in yield.
{foots1}
5	Companies whose bonds are rated as 'investment grade' have a lower chance of defaulting on their debt than those rated as 'non-investment grade'. Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB or above are known as Investment Grade Bonds.
14	2023 Annual Report

abrdn Infrastructure Debt Fund  (Unaudited)  (continued)

versus North Asia strategies were also positive. However, our long Japanese yen versus sterling strategy detracted. The long euro versus sterling and long Australian dollar versus New Zealand dollar strategies were also negative.
After the Fund's name and strategy change, from August 18, 2023 to October 31, 2023, the Fund returned -2.86% (gross of fees) versus the -2.50% return of its benchmark, the Bloomberg U.S. Aggregate Bond Index.
During this period, the Fund’s exposure to several sectors, including notes and higher education, weighed on performance. Conversely, our exposure to bonds contributed to performance. Notable outperformers among the municipal bond exposure included general obligation issuers such as State of Massachusetts and City of Philadelphia. These high-quality state and city issuers tend to outperform in market sell-offs. However, higher beta6 names in sectors such as higher education struggled over the period, and the University of Arkansas and the Northern Kentucky University were notable detractors from performance. Main outperformers among corporate bonds included cement producer Cemex and electric generator Vistra Corp. Cemex reported strong results during the third quarter due to improved pricing. Vistra also reported strong third quarter results and provided earnings guidance for 2023 and 2024 above consensus expectations. The company benefited from favorable weather conditions, which drove increased demand for power in its operating regions.
We employed derivatives in the Fund throughout the reporting period. We used currency forward swaps7 to implement our investment views and hedge.8 Within the Fund’s fixed income segment, we employed bond futures9, credit default swaps10, interest-rate swaps11, interest-rate swaptions12, inflation swaps13, and currency forwards swaps to implement our investment views. We used equity futures, options, and total return swaps14 to implement and manage the Fund’s equity exposure. Going forward, we expect the use of derivatives to be limited to hedging the non-U.S. dollar currency exposure of the Fund.
The Fund’s use of derivatives contributed approximately -10.2% to the performance of the Fund.
Market outlook
In the municipal bond market, we continue to view credit fundamentals as generally solid, albeit declining from their peaks. From a supply standpoint, issuance was down 3.7% relative to this point last year, which was viewed by many market participants as a light issuance year. We expect a pickup in issuance in 2024 as projected interest rate stability is expected to provide a more favorable market environment for issuers to come to market. Given this backdrop, we are focusing more on fundamentals, and adding marginally to higher-credit quality names as opportunities to lock in attractive yields arise. We continue to be constructive on the solid credit fundamentals of the municipal market at this point of the cycle. However, we believe that some spread15 widening in the high yield market may take place in 2024 as spreads appear tight across a bevy of sectors.
We continue to be constructive on corporate bonds. Despite our concerns of a weakening economic backdrop, we feel that the overall strong fundamental position of corporates and the ample yield on offer makes corporate bonds, particularly in the BB- and BBB-rated16 portion of the market, attractive investments. Conversely, we remain cautious on the lowest quality portions of the high yield market as we think higher interest rates could weigh on the ability of these companies to service their interest payments.
Portfolio Management:
Multi-Asset Team
U.S. Municipals Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 3.00% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.

{foots1}
6	Beta measures the sensitivity of a fund in regards to the movement of its benchmark. A beta over 1.0 means that the investment has been more volatile than the benchmark, while a beta of less than 1.0 represents less volatility.
{foots1}
7	The exchange of interest (and sometimes principal) in one currency for the same in another currency.
{foots1}
8	The use of derivative transactions to protect the value of an investment against fluctuations in exchange rates.
{foots1}
9	A type of derivative contract which involves agreeing to buy or sell assets at a set price on a fixed date in the future.
{foots1}
10	A contract that transfers the credit exposure of fixed-income products between two or more parties.
{foots1}
11	An agreement between two parties in which one stream of future interest payments is exchanged for another based on a specified principal amount.
{foots1}
12	Refers to an option to enter into an interest rate swap or some other type of swap. In exchange for an options premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date.
{foots1}
13	Inflation swap is a contract used to transfer inflation risk from one party to another through an exchange of fixed cash flows. In an inflation swap, one party pays a fixed-rate cash flow on a principal amount while the other party pays a floating rate linked to an inflation index.
{foots1}
14	Total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.
{foots1}
15	Difference in yield of two fixed income securities with similar maturities but different credit quality.
{foots1}
16	S&P Global Ratings’ credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D to communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
2023 Annual Report	15

abrdn Infrastructure Debt Fund  (Unaudited)  (continued)

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
The Fund is subject to the risk that the Adviser may make poor security selections.
Because the Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities.
Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.
The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.
The Fund’s performance may differ from the performance of other funds that do not invest green, social and sustainability bonds because the Fund’s investment strategy may select or exclude securities of certain issuers for reasons in addition to performance.
Please read the prospectus for more detailed information regarding these and other risks.

16	2023 Annual Report

abrdn Infrastructure Debt Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2023)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(8.71%)	(2.52%)	(0.72%)
	w/SC2	(11.13%)	(3.11%)	(1.02%)
Institutional Service Class[3]	w/o SC	(8.41%)	(2.31%)	(0.54%)
Institutional Class[3]	w/o SC	(8.35%)	(2.23%)	(0.43%)
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Effective August 18, 2023, the abrdn Global Absolute Return Strategies Fund changed its name to the abrdn Infrastructure Debt Fund and changed its investment objective, principal investment strategies (including adopting an 80% investment policy) and benchmark. Performance information for periods prior to August 18, 2023 does not reflect the current investment strategy. The Fund previously changed its investment objective and principal investment strategies, including its 80% investment policy, effective November 15, 2019. The Fund also previously changed its investment objective and strategies effective August 15, 2016. Performance information for periods prior to November 15, 2019 does not reflect the current investment strategy. Please consult the Fund’s prospectus for more detail.
2	A 3.00% front-end sales charge was deducted. Prior to February 28, 2019 the front-end sales charge was 4.25%.
3	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of October 31, 2023)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Service Class shares of the abrdn Infrastructure Debt Fund, the Bloomberg U.S. Aggregate Bond Index, the ICE BofA 3-Month U.S. Treasury Note Index and the U.S. Consumer Price Index (CPI) over a 10-year period ended October 31, 2023. Effective August 18, 2023, the Bloomberg U.S. Aggregate Bond index replaced the ICE BofA 3-Month U.S. Treasury Note Index as the Fund's primary benchmark as a result of the Fund's change in investment strategy. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The Bloomberg U.S. Aggregate Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, U.S. Aggregate eligible securities also contribute to the multi-currency Global Aggregate Index and the U.S. Universal Index.
The ICE BofA 3-Month U.S. Treasury Note Index is an unmanaged index tracking 3-month U.S. Treasury securities.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2023 Annual Report	17

abrdn Infrastructure Debt Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2023 (Unaudited)

Credit Rating	As a percentage of total investments
AAA	3.0%
AA	40.7%
A	13.0%
BBB	16.0%
BB	19.8%
B	2.6%
Below B	0.0%
Non-Rated	4.9%
100.0%

Sector Exposure	As a percentage of total investments
Public Power Systems	5.5%
General Obligation	5.1%
Higher Education	4.9%
Appropriations	4.7%
Water & Sewer	4.4%
Corp Other	4.1%
Payments in Lieu of Taxes	4.0%
Senior	3.8%
Others	63.4%
99.9%
Top Ten Holdings
Director Of The State Of Nevada Department Of Business And Industry Revenue Bonds (Brightline West Passenger Rail Project), VRDN, Series A3 01/01/2050	3.8%
Gabon Blue Bond Master Trust, Series 2 08/01/2038	3.6%
Dutchess County Local Development Corporation Taxable Revenue Bonds, Series B 07/01/2039	3.5%
Illinois Municipal Electirc Agency Power Supply System Revenue Bonds, Series A 02/01/2035	3.2%
The Commonwealth Of Massachusetts Special Obligation Revenue Bonds (Unemployment Insurance Trust Fund), Series B 07/15/2031	3.0%
Louisiana Energy And Power Authority Power Project Revenue Refunding Bonds (Lepa Unit No. 1), (AGM), Series A 06/01/2032	3.0%
California Statewide Communities Development Authority Insured Revenue Bonds, (AGM), Series B 08/15/2047	2.9%
Chicago Ill Go Bds B (Il)*, (AGM-CR), Series B 01/01/2044	2.9%
Low Income Investment Fund, Series 2019 07/01/2026	2.8%
New York Transportation Development Corporation Revenue Bonds, Series B 06/30/2051	2.8%

States	As a percentage of net assets
California	13.1%
New York	10.4%
Illinois	7.9%
Nevada	3.8%
Massachusetts	3.0%
Louisiana	3.0%
Utah	2.6%
Arkansas	2.6%
Kentucky	2.5%
New Hampshire	2.4%
Wisconsin	2.4%
New Jersey	2.3%
Hawaii	2.3%
Maryland	2.3%
Pennsylvania	2.2%
Corporate Bonds	37.5%
Liabilities in Excess of Other Assets	(0.3%)
100.0%

18	2023 Annual Report

Statement of Investments
October 31, 2023 abrdn Infrastructure Debt Fund

	Principal Amount		Value
CORPORATE BONDS—37.5%
BRAZIL—1.1%
Paper & Forest Products—1.1%
Suzano Austria GmbH, 5.75%, 07/14/2026(a)		$292,000	$ 285,855
CANADA—1.6%
Electric Utilities—1.6%
TransAlta Corp., 7.75%, 11/15/2029		423,000	420,848
CHILE—1.1%
Electric Utilities—1.1%
Sociedad de Transmision Austral SA, 4.00%, 01/27/2032(a)		340,000	279,492
FRANCE—1.1%
Auto Parts & Equipment—1.1%
Forvia SE, 2.38%, 06/15/2029(a)	EUR	323,000	282,598
GEORGIA—1.1%
Transportation—1.1%
Georgian Railway JSC, 4.00%, 06/17/2028(a)		$336,000	285,634
GERMANY—0.8%
Auto Parts & Equipment—0.8%
ZF Finance GmbH, 5.75%, 08/03/2026(a)	EUR	200,000	211,853
GUATEMALA—1.5%
Electric Utilities—1.5%
Investment Energy Resources Ltd., 6.25%, 04/26/2029(a)		$451,000	397,128
MEXICO—2.2%
Building Materials—2.2%
Cemex SAB de CV, (fixed rate to 03/14/2028, variable rate thereafter), 9.13%, 03/14/2028(a)(b)		558,000	572,025
NETHERLANDS—1.6%
Media—1.6%
VZ Vendor Financing II BV, 2.88%, 01/15/2029(a)	EUR	515,000	415,306
PERU—1.0%
Electric Utilities—1.0%
Consorcio Transmantaro SA, 4.70%, 04/16/2034(a)(c)		$316,000	275,131
SPAIN—2.3%
Commercial Banks—0.8%
Unicaja Banco SA, (fixed rate to 11/15/2026, variable rate thereafter), 7.25%, 11/15/2027(a)	EUR	200,000	215,806
Diversified Telecommunication Services—1.5%
Telefonica Europe BV, (fixed rate to 02/03/2030, variable rate thereafter), 6.14%, 02/03/2030(a)(b)		400,000	397,297
Total Spain			613,103
UNITED KINGDOM—2.2%
Diversified Telecommunication Services—2.2%
Vmed O2 UK Financing I PLC, 4.50%, 07/15/2031(a)	GBP	596,000	563,227
	Principal Amount		Value

UNITED STATES—19.9%
Auto Manufacturers—1.1%
Ford Motor Co., 3.25%, 02/12/2032		$370,000	$ 279,257
Commercial Banks—1.7%
Bank of America Corp., (fixed rate to 12/06/2024, variable rate thereafter), VRN, 1.53%, 12/06/2025		465,000	439,132
Diversified Financial Services—6.4%
Gabon Blue Bond Master Trust, Series 2, 6.10%, 08/01/2038(a)(c)		1,000,000	948,792
Low Income Investment Fund, Series 2019, 3.39%, 07/01/2026		800,000	736,512
			1,685,304
Electric Utilities—6.0%
Clearway Energy Operating LLC, 3.75%, 01/15/2032(a)		551,000	417,361
NRG Energy, Inc., 3.88%, 02/15/2032(a)		784,000	582,641
Vistra Corp., (fixed rate to 12/15/2026, variable rate thereafter), VRN, 7.00%, 12/15/2026(a)(b)		635,000	577,850
			1,577,852
Healthcare Providers & Services—1.6%
CommonSpirit Health, 3.35%, 10/01/2029		500,000	429,081
Packaging & Containers—2.1%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 3.00%, 09/01/2029(a)	EUR	358,000	278,425
OI European Group BV, 6.25%, 05/15/2028(a)		256,000	267,524
			545,949
Real Estate Investment Trust (REIT) Funds—1.0%
Host Hotels & Resorts LP, Series J, 2.90%, 12/15/2031		$352,000	262,757
Total United States			5,219,332
Total Corporate Bonds			9,821,532
MUNICIPAL BONDS —62.8%
ARKANSAS—2.6%
Board Of Trustees Of The University Of Arkansas Various Facility Revenue Bonds, Series A, 5.41%, 11/01/2053		750,000	679,444
CALIFORNIA—13.1%
California Infrastructure And Economic Development Bank Taxable Revenue Bonds, (The J. David Gladstone Institutes Project), 4.41%, 10/01/2049		900,000	651,952
California Statewide Communities Development Authority Insured Revenue Bonds, (AGM), Series B, 7.14%, 08/15/2047		750,000	770,711
City And County Of San Francisco Community Facilities District No. 2014-1 (Transbay Transit Center) Special Tax Bonds, Series B, 6.33%, 09/01/2051		590,000	561,440
Department Of Water And Power Of The City Of Los Angeles Water System Revenue Bonds, Series C, 6.01%, 07/01/2039		700,000	700,872

See accompanying Notes to Financial Statements.
2023 Annual Report	19

Statement of Investments  (continued)
October 31, 2023 abrdn Infrastructure Debt Fund

Principal Amount		Value
MUNICIPAL BONDS (continued)
CALIFORNIA (continued)
Public Utilities Commission Of The City And County Of San Francisco San Francisco Water Revenue Bonds, Series E, 2.83%, 11/01/2041	$645,000	$ 444,280
San Marcos Unified School District 2020 General Obligation Refunding Bonds, (AGM), 3.38%, 08/01/2040	415,000	297,519
Total California		3,426,774
HAWAII—2.3%
State Of Hawaii Taxable General Obligation Bonds Of 2022, Series GK, 6.20%, 10/01/2040	600,000	606,714
ILLINOIS—7.9%
Chicago Ill Go Bds B (Il)*, (AGM-CR), Series B, 6.31%, 01/01/2044	800,000	762,531
City Of Chicago Second Lien Wastewater Transmission Revenue Project Bonds, Series B, 6.90%, 01/01/2040	435,000	459,979
Illinois Municipal Electirc Agency Power Supply System Revenue Bonds, Series A, 7.29%, 02/01/2035	800,000	842,874
Total Illinois		2,065,384
KENTUCKY—2.5%
Northern Kentucky University General Receipts Bonds, (BAM ST INTERCEPT), Series A, 3.43%, 09/01/2050	1,000,000	642,449
LOUISIANA—3.0%
Louisiana Energy And Power Authority Power Project Revenue Refunding Bonds (Lepa Unit No. 1), (AGM), Series A, 2.33%, 06/01/2032	1,060,000	784,528
MARYLAND—2.3%
Maryland Health And Higher Educational Facilities Authority Revenue Bonds Adventist Healthcare, Series C, 2.92%, 01/01/2031	750,000	587,201
MASSACHUSETTS—3.0%
The Commonwealth Of Massachusetts Special Obligation Revenue Bonds (Unemployment Insurance Trust Fund), Series B, 4.11%, 07/15/2031	828,722	795,905
NEVADA—3.8%
Director Of The State Of Nevada Department Of Business And Industry Revenue Bonds (Brightline West Passenger Rail Project), VRDN, Series A3, 8.13%, 01/01/2050(a)(d)	1,000,000	1,003,175
NEW HAMPSHIRE—2.4%
National Finance Authority Federal Lease Revenue Bonds (Ssa Birmingham Project), 3.25%, 04/01/2028	750,000	631,833
NEW JERSEY—2.3%
New Jersey Transportation Trust Fund Authority Transportation System Bonds, Series B, 4.13%, 06/15/2042	800,000	609,207
Principal Amount		Value

NEW YORK—10.4%
Dutchess County Local Development Corporation Taxable Revenue Bonds, Series B, 5.92%, 07/01/2039	$1,000,000	$ 913,349
Hudson Yards Infrastructure Corporation Second Indenture Revenue Bonds, Series B, 3.88%, 02/15/2038	900,000	703,709
New York City Industrial Development Agency Pilot Revenue Refunding Bonds (Yankee Stadium Project), (AGM), Series B, 2.68%, 03/01/2033	470,000	362,443
New York Transportation Development Corporation Revenue Bonds, Series B, 6.97%, 06/30/2051	800,000	732,566
Total New York		2,712,067
PENNSYLVANIA—2.2%
Philadelphia Pa Auth For Indl Dev Pension Fdg Bds 1999 B, (AMBAC), Series B,, 6.54%, 04/15/2024(e)	600,000	582,822
UTAH—2.6%
Intermountain Power Agency Power Supply Revenue Bonds, Series B, 5.62%, 07/01/2045	750,000	690,675
WISCONSIN—2.4%
Fond Du Lac County, Wisconsin Taxable Revenue Bonds, (BAM CNTY GTD), 6.18%, 11/01/2042(a)	650,000	613,675
Total Municipal Bonds		16,431,853
Total Investments (Cost $27,378,160)(f)—100.3%		26,253,385
Liabilities in Excess of Other Assets—(0.3%)		(74,553)
Net Assets—100.0%		$26,178,832

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Perpetual maturity. Maturity date presented represents the next call date.
(c)	Sinkable security.
(d)	Variable rate security. The Fund has the right to sell the security back to the issuer for the unpaid principal amount plus interest accrued upon a short notice period. The rate shown is the effective interest rate as of October 31, 2023 and resets periodically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(e)	Zero coupon bond. Rate represents yield to maturity.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

EUR	Euro Currency
GBP	British Pound Sterling
PLC	Public Limited Company
REIT	Real Estate Investment Trust
USD	U.S. Dollar
VRDN	Variable Rate Demand Note
VRN	Variable Rate Note

See accompanying Notes to Financial Statements.
20	2023 Annual Report

Statement of Investments  (concluded)
October 31, 2023 abrdn Infrastructure Debt Fund

At October 31, 2023, the Fund held the following forward foreign currency contracts:

Purchase Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
British Pound/United States Dollar
01/19/2024	JPMorgan Chase Bank N.A.	GBP	5,595	USD	6,802	$6,804	$2
Euro/United States Dollar
01/19/2024	HSBC Bank PLC	EUR	29,303	USD	31,064	31,121	57
01/19/2024	Morgan Stanley & Co.	EUR	300,381	USD	320,189	319,017	(1,172)
						$356,942	$(1,113)

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound
01/19/2024	Barclays Bank PLC	USD	5,729	GBP	4,728	$5,750	$(21)
01/19/2024	JPMorgan Chase Bank N.A.	USD	6,697	GBP	5,465	6,646	51
01/19/2024	UBS AG	USD	571,581	GBP	464,517	564,935	6,646
United States Dollar/Euro
01/19/2024	Citibank N.A.	USD	46,318	EUR	43,777	46,493	(175)
01/19/2024	HSBC Bank PLC	USD	2,445,102	EUR	2,295,572	2,437,993	7,109
						$3,061,817	$13,610
Unrealized appreciation on forward foreign currency exchange contracts							$13,865
Unrealized depreciation on forward foreign currency exchange contracts							$(1,368)

See accompanying Notes to Financial Statements.
2023 Annual Report	21

abrdn Intermediate Municipal Income Fund  (Unaudited)

Market review
The overall U.S. municipal (muni) bond market gained during the reporting period. The Bloomberg Municipal Bond Index, a broad municipal bond market benchmark, rose 2.26%, while the taxable bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 0.14% for the reporting period.
The period was defined by fluctuating market performances, as fears of high inflation, tightening monetary policy1, and the risk of a global recession caused volatility2 with most government bond prices falling during the period. The U.S. Federal Reserve (Fed) was determined to control inflation and did so by hiking the federal Fed funds rates by 225 basis points over the period, which helped to lower inflation, as the annual Consumer Price Index3 reading fell from 7.1% in November 2022 to 3.2% in October 2023. The slowing of inflation combined with strong growth and a stable labor market has since pushed back expectations for a recession. The resilient growth story along with positive fundaments helped to bolster muni performance for the 12-month reporting period. This is evidenced by the outperformance of the lower credit quality area within the municipal market, where the Bloomberg High Yield Municipal Bond Index returned 3.57% for the period.
Fund performance review
The abrdn Intermediate Municipal Income Fund returned 0.77% (Institutional class shares, net of fees) for the 12-month reporting period ended October 31, 2023. This was compared to a 2.39% return for its benchmark, the ICE BofA Merrill Lynch 1–22 Year U.S. Municipal Securities Index, during the same period.
During the reporting period, the Fund’s exposure to the other revenue, hospital, and higher education segments of the market were notable detractors from its performance. This was partially offset by our exposure to other transportation and local general obligation bonds. From a quality perspective, the Fund’s allocation to non-rated4, AA and BB bonds weighed on its relative performance. Conversely, BBB and AAA bonds were favorable.
We spent most of the reporting period extending the Fund’s underweight5 duration6 to a more neutral stance utilizing a barbell approach7 to extend duration, investing in long duration (12 years and out) and short duration bonds (2 years and in). We maintained the Fund’s allocation to high yield securities as we believe muni fundamentals remain solid.
Market outlook
We have an optimistic outlook for the muni bond market as inflation pressures have continued to abate and the Fed is expected to be nearing an end to its rate increases. However, we are cautious on extending to a material overweight8 duration within the strategy at this time. We feel that the Fed may keep rates at elevated levels for a longer period than is currently being priced into the markets and given the existing labor market strength and the overall resilience of U.S. consumption, markets could prove volatile in the near term.
In terms of market technicals, overall mutual fund outflows have been persistent through 2023 so far, albeit at a much slower and more manageable pace than in 2022. We expect the pace of outflows to subside in 2024 as we believe the muni asset class presents a strong relative value case at this point in the economic cycle9. From a supply standpoint, issuance was down 3.7% relative to this point last year, which was viewed by many market participants as a light issuance year. We expect a pickup in issuance in 2024 as projected interest rate stability is expected to provide a more favorable market environment for issuers to come to market.
Given this backdrop, we are focusing more on fundamentals and adding marginally to higher credit quality names as opportunities to lock in attractive yields arise. We continue to be constructive on the solid credit fundamentals of the muni market at this point of the cycle. However, we believe that some spread10 widening in the high yield market may take place in 2024 as spreads appear tight across a bevy of sectors. While we expect to retain the Fund’s conservative duration positioning overall, we expect to continue to implement a barbell approach. We believe that investing in the shortest and longest parts of the curve, while underweight in the belly of the curve, may offer the best yield for duration risk.
{foots1}
1	Decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
{foots1}
2	If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable, it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
3	A measure of inflation. An index of the cost of all goods and services to a typical consumer.
{foots1}
4	S&P Global Ratings’ credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D to communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
{foots1}
5	A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
{foots1}
6	A measure of the maturity of a bond or portfolio of bonds that takes into account the periodic coupon payments. It attempts to measure market risk, or volatility, in a bond by considering maturity and the time pattern of interest payments prior to repayment. Two bonds with the same term to maturity but different coupon rates will respond differently to changes in interest rates. So will bonds with the same coupon rate but different terms to maturity. The higher the duration, the greater a bond’s price-sensitivity to changes in yield.
{foots1}
7	An investment strategy where the portfolio is split between securities with short- and long-term maturity dates to balance risk and return. A maturity date is the time when an insurance policy, security, etc. matures.
{foots1}
8	A portfolio holding more of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
{foots1}
9	The recurring and fluctuating levels of economic activity an economy experiences over an extended period of time.
{foots1}
10	Difference in yield of two fixed income securities with similar maturities but different credit quality.
22	2023 Annual Report

abrdn Intermediate Municipal Income Fund  (Unaudited)  (continued)

Portfolio Management:
U.S. Municipal Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 2.50% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.
Please read the prospectus for more detailed information regarding these and other risks.

2023 Annual Report	23

abrdn Intermediate Municipal Income Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2023)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	0.59%	(0.03%)	0.96%
	w/SC2	(1.95%)	(0.52%)	0.71%
Institutional Service Class[3]	w/o SC	0.77%	0.24%	1.21%
Institutional Class[3]	w/o SC	0.77%	0.22%	1.22%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategy effective February 28, 2019. Performance information for periods prior to February 28, 2019 does not reflect such investment policy.
2	A 2.50% front-end sales charge was deducted. Prior to February 28, 2019 the front-end sales charge was 4.25%
3	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of October 31, 2023)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn Intermediate Municipal Income Fund, the ICE BofA Merrill
Lynch 1-22 Year U.S. Municipal Securities Index and the U.S. Consumer Price Index (CPI) over a 10-year period ended October 31, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index is a subset of the ICE BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 22 years, calculated on a total return basis. The ICE BofA U.S. Municipal Securities Index tracks the performance of U.S. dollar-denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
24	2023 Annual Report

abrdn Intermediate Municipal Income Fund  (Unaudited)

Portfolio Summary
October 31, 2023 (Unaudited)

Credit Rating	As a percentage of total investments
AAA	2.8%
AA	24.3%
A	24.1%
BBB	34.8%
BB	3.1%
B	0.0%
Below B	0.0%
Non-Rated	10.8%
99.9%

Sector Exposure	As a percentage of total investments
Hospital	18.5%
Charter School	14.7%
Public Transportation	8.0%
Continuing Care Retirement Communities	7.1%
Airport	6.2%
Appropriations	4.9%
Student Housing	4.9%
General Obligation	4.8%
Others	31.0%
100.1%
Top Ten Holdings	As a percentage of net assets
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A 12/15/2034	4.8%
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), VRDN, Series A 11/01/2032	4.5%
Director Of The State Of Nevada Department Of Business And Industry Revenue Bonds (Brightline West Passenger Rail Project), VRDN, Series A3 01/01/2050	3.5%
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B 07/01/2027	2.8%
Metropolitan Transportation Authority Revenue Bonds, Series C-1 11/15/2027	2.7%
Connecticut State Health & Educational Facilities Authority Revenue Bonds (Masonicare Corp Obligated Group), Series F 07/01/2027	2.6%
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds (Houston Methodist Hospital) 12/01/2045	2.4%
Nassau County Local Economic Assistance Corp. Revenue Bonds (Catholic Health Services) 07/01/2030	2.4%
Hudson Yards Infrastructure Corp. Revenue Bonds, Series A 02/15/2042	2.3%
California Community Choice Financing Authority Revenue Bonds (Clean Energy Project), VRDN, Series C 01/01/2054	2.3%

States	As a percentage of net assets
Texas	17.9%
New York	17.7%
California	6.6%
New Jersey	6.1%
Florida	5.0%
Wisconsin	4.9%
Pennsylvania	4.8%
Mississippi	4.5%
Michigan	3.7%
Ohio	3.7%
Nevada	3.5%
Connecticut	3.5%
Indiana	3.2%
South Carolina	2.1%
Other, less than 2% each	11.7%
Short-Term Investment	0.2%
Assets in Excess of Other Liabilities	0.9%
100.0%

2023 Annual Report	25

Statement of Investments
October 31, 2023 abrdn Intermediate Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS —98.9%
ALABAMA—0.3%
The Black Belt Energy Gas District Gas Project Revenue Refunding Bonds, VRDN, Series D-1, 5.50%, 06/01/2049(a)	$145,000	$ 146,767
ARIZONA—0.2%
The Industrial Developement Authority Of The County Of Maricopa Education Revenue Bonds (Legacy Traditional Schools Projects), Series B, 5.00%, 07/01/2049(b)	100,000	83,598
CALIFORNIA—6.6%
Bay Area Toll Authority Revenue Bonds, VRDN, Series A, 2.95%, 04/01/2047(a)	335,000	322,867
California Community Choice Financing Authority Revenue Bonds (Clean Energy Project), VRDN, Series C, 5.25%, 01/01/2054(a)	1,000,000	978,354
California School Finance Authority Charter School Refunding Revenue Bonds (Partnerships To Uplift Communities Project) (Social Bonds), 5.50%, 08/01/2047(b)	100,000	91,348
Los Angeles Community College District General Obligation Unlimited Bonds, Series I, 4.00%, 08/01/2029	400,000	403,883
M-S-R Energy Authority Gas Revenue Bonds
Series A, 6.50%, 11/01/2039	500,000	562,588
Series B, 6.13%, 11/01/2029	440,000	455,758
Total California		2,814,798
COLORADO—0.3%
Colorado Educational & Cultural Facilities Authority Revenue Bonds (Aspen View Academy), 4.00%, 05/01/2041	170,000	133,209
CONNECTICUT—3.5%
Connecticut State Health & Educational Facilities Authority Revenue Bonds (Masonicare Corp Obligated Group), Series F, 5.00%, 07/01/2027	1,135,000	1,116,314
State Of Connecticut General Obligation Bonds, Series B, 3.00%, 06/01/2040	500,000	375,708
Total Connecticut		1,492,022
DISTRICT OF COLUMBIA—1.2%
Washington Convention & Sports Authority Revenue Bonds, Series A, 5.00%, 10/01/2030	500,000	517,782
FLORIDA—5.0%
Capital Projects Finance Authority Student Housing Revenue Bonds (Provident Group - Continuum Properties Project), Series A-1, 5.00%, 11/01/2048	315,000	287,762
Florida Development Finance Corp. Revenue Bonds (Glenridge On Palmer Ranch), 5.00%, 06/01/2035(b)	225,000	200,686
Florida Development Finance Corp. Revenue Bonds (Global Outreach Charter AC), Series A, 4.00%, 06/30/2041(b)	765,000	569,066
Shares or Principal Amount		Value

Florida Development Finance Corp. Revenue Bonds (Imagine School at Broward), Series A, 5.00%, 12/15/2039(b)	$500,000	$ 454,661
Palm Beach County Revenue Bonds (Provident Group - LU Properties LLC - LYNN University Housing Project), Series A, 5.00%, 06/01/2057(b)	600,000	463,729
Polk County Industrial Development Authority Revenue Bonds (Carpenter's Home Estates, Inc. Project), Series A, 5.00%, 01/01/2039	160,000	139,860
Total Florida		2,115,764
GEORGIA—1.2%
Main Street Natural Gas, Inc. Revenue Bonds
Series A, 5.00%, 05/15/2035	250,000	244,362
Series B, 5.00%, 06/01/2026	250,000	249,413
Total Georgia		493,775
INDIANA—3.2%
Indiana Finance Authority (Chf - Tippecanoe, L.L.C. - Student Housing Project) Student Housing Revenue Bonds
Series A, 5.00%, 06/01/2053	450,000	402,842
Series A, 5.13%, 06/01/2058	1,050,000	946,106
Total Indiana		1,348,948
LOUISIANA—1.9%
Louisiana Public Facilities Authority Revenue Bonds, (Pre-refunded @ $100.000000, 05/15/2026), 3.00%, 05/15/2031	10,000	9,760
New Orleans Aviation Board Revenue Bonds (Louis Armstrong International Airport), (AGM), 5.00%, 01/01/2028	500,000	522,547
New Orleans Aviation Board Revenue Bonds (Parking Facilities Corp.), (AGM), Series B, 5.00%, 10/01/2027	250,000	260,083
Total Louisiana		792,390
MASSACHUSETTS—0.9%
Massachusetts Development Finance Agency Revenue Bonds Simmons University Issue
Series N, 5.25%, 10/01/2036	130,000	127,860
Series N, 5.25%, 10/01/2037	135,000	130,860
Series N, 5.25%, 10/01/2038	145,000	139,087
Total Massachusetts		397,807
MICHIGAN—3.7%
Flint Hospital Building Authority Revenue Bonds
4.00%, 07/01/2035	1,000,000	868,600
4.00%, 07/01/2038	750,000	614,733
Michigan Finance Authority Revenue Bonds (Cesar Chavez Academy), 3.25%, 02/01/2024	90,000	89,534
Total Michigan		1,572,867
MISSISSIPPI—4.5%
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), VRDN, Series A, 5.38%, 11/01/2032(a)	1,940,000	1,940,000

See accompanying Notes to Financial Statements.
26	2023 Annual Report

Statement of Investments  (continued)
October 31, 2023 abrdn Intermediate Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
NEVADA—3.5%
Director Of The State Of Nevada Department Of Business And Industry Revenue Bonds (Brightline West Passenger Rail Project), VRDN, Series A3, 8.13%, 01/01/2050(a)(b)	$1,500,000	$ 1,504,762
NEW HAMPSHIRE—1.7%
National Finance Authority, New Hampshire Revenue Bonds (Presbyterian Senior Living Project), Series A, 5.25%, 07/01/2048	250,000	225,407
New Hampshire Health & Education Facilities Authority Revenue Bonds (Dartmouth College)
Series A, 5.00%, 08/01/2035	250,000	253,066
Series A, 5.00%, 08/01/2036	245,000	246,597
Total New Hampshire		725,070
NEW JERSEY—6.1%
New Jersey Educational Facilities Authority Revenue Bonds (The College of New Jersey)
(Pre-refunded @ $100.000000, 07/01/2026), Series F, 4.00%, 07/01/2033	70,000	70,332
Series F, 4.00%, 07/01/2033	30,000	28,398
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A, 5.00%, 12/15/2034	2,000,000	2,050,216
Newark Housing Authority Revenue Bonds (Newark Redevelopment Project), 4.00%, 01/01/2037	500,000	454,903
Total New Jersey		2,603,849
NEW YORK—17.7%
Build NYC Resource Corp. Revenue Bonds (Classical Charter Schools Project), Series A, 4.75%, 06/15/2053	850,000	703,459
Build NYC Resource Corporation Revenue Bonds (Kipp NYC Public School Facilities - Canal West Project), 5.25%, 07/01/2052	100,000	93,017
City of Elmira General Obligation Limited Bonds
5.00%, 07/01/2025(b)	85,000	85,803
5.00%, 07/01/2033(b)	625,000	637,376
City of Poughkeepsie General Obligation Limited Bonds, 5.00%, 06/01/2031	145,000	143,244
Hudson Yards Infrastructure Corp. Revenue Bonds, Series A, 5.00%, 02/15/2042	1,000,000	991,354
Metropolitan Transportation Authority Revenue Bonds
Series A-1, 5.00%, 11/15/2027	695,000	702,893
Series C-1, 5.00%, 11/15/2027	1,150,000	1,156,319
Nassau County Local Economic Assistance Corp. Revenue Bonds (Catholic Health Services), 5.00%, 07/01/2030	1,000,000	1,002,338
New York City Water & Sewer System Revenue Bonds, Series EE, 5.00%, 06/15/2037	295,000	300,471
New York Transportation Development Corp. Revenue Bonds, AMT, 4.00%, 10/31/2034	250,000	231,334
Shares or Principal Amount		Value

New York Transportation Development Corp. Revenue Bonds (Delta Air Lines, Inc.), Series A, 5.25%, 01/01/2050	$1,000,000	$ 941,138
Port Authority of New York & New Jersey Revenue Bonds, 5.00%, 10/15/2042	560,000	561,173
Total New York		7,549,919
OHIO—3.7%
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Assets-Backed Revenue Bonds, Series B-2, 5.00%, 06/01/2055	605,000	494,910
Ohio Air Quality Development Authority Revenue Bonds (Ohio Valley Electric Corp. Project), Series A, 3.25%, 09/01/2029	135,000	123,744
State Of Ohio Healthcare Facility Revenue Bonds, Series B, 4.00%, 07/01/2046	1,085,000	844,781
State of Ohio Hospital (University Hospitals Health System, Inc.) Revenue Bonds, VRDN, Series C, 4.55%, 01/15/2045(a)	100,000	100,000
Total Ohio		1,563,435
PENNSYLVANIA—4.8%
Montgomery County Industrial Development Authority Revenue Bonds (Imagine School at Broward), 4.00%, 12/01/2037	300,000	264,168
Pennsylvania Turnpike Commission Revenue Bonds, (AGM), Series A, 5.25%, 07/15/2029	850,000	914,525
School Dist. of the City of Erie, General Obligation Limited Bonds, (AGM ST AID WITHHLDG), Series A, 5.00%, 04/01/2034	825,000	858,107
Total Pennsylvania		2,036,800
PUERTO RICO—0.2%
Electric Power Authority Revenue Bonds, (NATL), Series VV, 5.25%, 07/01/2026	100,000	98,691
SOUTH CAROLINA—2.1%
South Carolina Jobs-Economic Development Authority Educational Facilities Revenue Bonds (Lowcountry Leadership Charter School Project), Series A, 5.00%, 12/01/2039(b)	1,000,000	885,660
TENNESSEE—1.9%
Knox County Health Educational & Housing Facilities Board Revenue Bonds (University Health System, Inc.), 5.00%, 09/01/2036	500,000	475,297
Metropolitan Govt Nashville & Davidson Cnty Tenn Health & Edl Facs Brd Edl Facs Rev Ref Impt Bds Trevecca Nazarene University 2019, 5.00%, 10/01/2034	360,000	356,051
Total Tennessee		831,348
TEXAS—17.9%
Arlington Higher Education Finance Corp. Education Revenue Bonds, Trinity Basin Preparatory, Inc., (PSF-GTD), 4.00%, 08/15/2050	1,000,000	797,561

See accompanying Notes to Financial Statements.
2023 Annual Report	27

Statement of Investments  (concluded)
October 31, 2023 abrdn Intermediate Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
TEXAS (continued)
Arlington Higher Education Finance Corp. Revenue Bonds, (Basis Texas Charter Schools, Inc.), VRDN, Series A, 4.88%, 06/15/2056(a)(b)	$190,000	$ 187,219
Clifton Higher Education Finance Corporation Education Revenue Bonds (Valor Education), Series A, 6.25%, 06/15/2053(b)	600,000	550,296
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds (Houston Methodist Hospital), 4.00%, 12/01/2045	1,250,000	1,011,208
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B, 5.75%, 07/01/2027	1,185,000	1,221,349
Harris County Industrial Development Corp. Marine Terminal Refunding Revenue Bonds (Energy Transfer Lp Project), VRDN, 4.05%, 11/01/2050(a)	500,000	466,547
Matagorda County Navigation District No. 1 Revenue Bonds, Series B-1, 4.00%, 06/01/2030	1,000,000	931,792
Port of Beaumont Navigation District of Jefferson County Dock & Wharf Facilities Revenue Bonds (Jefferson Railport Terminal II LLC), Series A, 4.00%, 01/01/2050(b)	1,000,000	645,641
Port of Corpus Christi Authority of Nueces County Revenue Bonds (Flint Hills Resources LP), Series A, 4.45%, 07/01/2029(a)(b)	100,000	100,000
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Baylor Scott & White Obligated Group), Series A, 5.00%, 11/15/2029	800,000	816,644
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Texas Health Resources Obligated Group), Series A, 4.00%, 02/15/2036	1,000,000	934,951
Total Texas		7,663,208
UTAH—1.5%
Salt Lake City Corp. Airport Revenue Bonds, Series B, 5.00%, 07/01/2042	100,000	98,651
Utah Charter School Finance Authority Revenue Bonds (Scholar Academy), VRDN, Series A, 5.43%, 04/15/2048(a)(b)	570,000	529,966
Total Utah		628,617
WASHINGTON—0.4%
State Housing Finance Commission Revenue Bonds (Transforming Age Project), Series A, 5.00%, 01/01/2024(b)	180,000	179,474
Shares or Principal Amount		Value

WISCONSIN—4.9%
Public Finance Authority Revenue Bonds
5.00%, 06/15/2029	$530,000	$ 522,444
5.00%, 06/15/2034	425,000	411,743
Series A, 5.00%, 07/01/2038	1,000,000	902,424
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Froedtert Health, Inc. Obligated Group), Series 2017 A, 5.00%, 04/01/2035	250,000	253,775
Total Wisconsin		2,090,386
Total Municipal Bonds		42,210,946
SHORT-TERM INVESTMENT—0.2%
BlackRock Liquidity Funds MuniCash, Institutional shares	93,899	93,899
Total Short-Term Investment		93,899
Total Investments (Cost $45,965,222)(c)—99.1%		42,304,845
Other Assets in Excess of Liabilities—0.9%		383,883
Net Assets—100.0%		$42,688,728

(a)	Variable rate security. The Fund has the right to sell the security back to the issuer for the unpaid principal amount plus interest accrued upon a short notice period. The rate shown is the effective interest rate as of October 31, 2023 and resets periodically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AMT	Alternative Minimum Tax
VRDN	Variable Rate Demand Note

See accompanying Notes to Financial Statements.
28	2023 Annual Report

abrdn Short Duration High Yield Municipal Fund  (Unaudited)

Market review
The overall U.S. municipal (muni) bond market gained during the reporting period. The Bloomberg Municipal Bond Index, a broad municipal bond market benchmark, rose 2.26%, while the taxable bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 0.14% for the reporting period.
The period was defined by fluctuating market performances as fears of high inflation, tightening monetary policy1, and the risk of a global recession caused volatility2 with most government bond prices falling during the period. The U.S. Federal Reserve (Fed) was determined to control inflation and did so by hiking the Fed funds rates by 225 basis points over the period, which helped to lower inflation, as the annual Consumer Price Index3 reading fell from 7.1% in November 2022 to 3.2% in October 2023. The slowing of inflation combined with strong growth and a stable labor market has since pushed back expectations for a recession. The resilient growth story along with positive fundaments helped to bolster muni performance for the 12-month reporting period. This is evidenced by the outperformance of the lower credit quality area within the municipal market, where the Bloomberg High Yield Municipal Bond Index returned 3.57% for the period.
Fund performance review
The abrdn Short Duration High Yield Municipal Fund returned 0.25% (Institutional class shares, net of fees) for the 12-month reporting period ended October 31, 2023. This was compared to a 2.03% return for its benchmark, the S&P Municipal Bond Short Intermediate Index, and the 3.74% return of its blended secondary benchmark, comprising 30% Bloomberg 1–10 Year Municipal Bond Index/70% Bloomberg 1–10 Year Municipal High Yield Index.
During the reporting period, the Fund’s exposure to a few select sectors, including hospitals and other revenue, weighed on relative performance. Conversely, the Fund’s exposure to life care, higher education, and local general obligation bonds were key contributors to returns. From a credit-quality perspective, the Fund’s exposure to non-rated4 and BBB bonds hurt relative performance while BB bonds were contributors.
We spent most of the review period extending the portfolio’s relatively short duration5 incrementally. As the belly of the yield curve remained inverted6, we used a barbell7 approach for extending the portfolio’s duration, investing in long duration (12 years and out) and short duration bonds (2 years and in). Over the period, we maintained the Fund’s allocation to high yield and non-rated issues as we believed these securities could perform well, especially those with lower coupons and shorter-maturity profiles.
Market outlook
We have an optimistic outlook for the muni bond market as inflation pressures have continued to abate and the Fed is expected to be nearing an end to its rate increases. However, we are cautious on extending to overweight8 duration within the strategy at this time given the inversion of the yield curve at the front end. Additionally, we feel that the Fed might keep rates at elevated levels for a longer period than is currently being priced into the markets given the existing labor market strength and the overall resilience of U.S. consumption.
In terms of market technicals, overall mutual fund outflows have been persistent through 2023 so far, albeit at a much slower and more manageable pace than in 2022. We expect the pace of outflows to subside in 2024 as we believe the muni asset class presents a strong relative value case at this point in the economic cycle9. From a supply standpoint, issuance was down 3.7% relative to this point last year, which was viewed by many market participants as a light issuance year. We expect a pickup in issuance in 2024 as projected interest rate stability is expected to provide a more favorable market environment for issuers to come to market.
Given this backdrop, we are focusing more on fundamentals and adding marginally to higher credit quality names as opportunities to lock in attractive yields arise. We continue to be constructive on the solid credit fundamentals of the muni market at this point of the cycle. However, we believe that some spread10 widening in the high yield market may take place in 2024, as spreads appear tight across a bevy of sectors. While we expect to retain the Fund’s conservative
{foots1}
1	Decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
{foots1}
2	If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable, it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
3	A measure of inflation. An index of the cost of all goods and services to a typical consumer.
{foots1}
4	S&P Global Ratings’ credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D to communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
{foots1}
5	A measure of the maturity of a bond or portfolio of bonds that takes into account the periodic coupon payments. It attempts to measure market risk, or volatility, in a bond by considering maturity and the time pattern of interest payments prior to repayment. Two bonds with the same term to maturity but different coupon rates will respond differently to changes in interest rates. So will bonds with the same coupon rate but different terms to maturity. The higher the duration, the greater a bond’s price-sensitivity to changes in yield.
{foots1}
6	Inverted yield curve - when longer-dated bond yields fall below the yield on shorter-dated bonds.
{foots1}
7	An investment strategy where the portfolio is split between securities with short- and long-term maturity dates to balance risk and return. A maturity date is the time when an insurance policy, security, etc. matures.
{foots1}
8	A portfolio holding an excess amount of a particular security (or sector or region) compared to the security’s weight in the benchmark portfolio.
{foots1}
9	The recurring and fluctuating levels of economic activity an economy experiences over an extended period of time.
{foots1}
10	Difference in yield of two fixed income securities with similar maturities but different credit quality.
2023 Annual Report	29

abrdn Short Duration High Yield Municipal Fund  (Unaudited)  (continued)

duration positioning overall, we will look to continue to implement a barbell approach. We feel that investing in the shortest and longest parts of the curve, while underweight11 in the belly of the curve, offers the best yield for the duration risk.
Portfolio Management:
U.S. Municipal Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 2.50% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.
The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.
Please read the prospectus for more detailed information regarding these and other risks.

{foots1}
11	A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
30	2023 Annual Report

abrdn Short Duration High Yield Municipal Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2023)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	—	(0.10%)	1.66%
	w/SC2	(2.48%)	(0.61%)	1.40%
Class C3	w/o SC	(0.63%)	(0.51%)	1.45%
	w/SC4	(1.72%)	(0.51%)	1.45%
Institutional Class[5]	w/o SC	0.25%	0.15%	1.91%
Amounts listed as “–” are 0% or round to 0%.
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategy effective February 28, 2019. Performance information for periods prior to February 28, 2019 does not reflect the Fund’s current investment strategy. Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund had substantially similar investment objectives and strategies prior to the Fund’s adoption of its current investment strategies on February 28, 2019. Please consult the Fund’s prospectus for more detail.
2	A 2.50% front-end sales charge was deducted. Prior to February 28, 2019 the front-end sales charge was 4.25%.
3	Class C returns prior to the commencement of operations of Class C (inception date: 12/18/2020) are based on the previous performance of the Fund’s Class A shares (inception date: 5/31/2013). Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
Amounts listed as “–” are 0% or round to 0%.
Performance of a $1,000,000 Investment*(as of October 31, 2023)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Short Duration High Yield Municipal Fund, The S&P Municipal Bond Short Intermediate Index, a blended benchmark of 30% Bloomberg 1-10 Year Municipal Bond Index/70%
Bloomberg 1-10 Year Municipal High Yield Index (the “Blended Index”) and the U.S. Consumer Price Index (CPI) over a 10-year period ended October 31, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of one year and a maximum maturity of up to, but not including, eight years as measured from the Rebalancing Date.
The Bloomberg 1-10 Year Municipal Bond Index is an unmanaged index composed of investment-grade municipal bonds with maturity dates of more than one year and less than 10 years.
The Bloomberg 1-10 Year Municipal High Yield Index is a sub-index of the Bloomberg Municipal High Yield Bond Index composed of issues with effective maturity dates of 1-10 years and excludes purpose class of Other. The Bloomberg Municipal High Yield Bond Index is a flagship measure of the non-investment grade and non-rated USD-denominated tax exempt bond market.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and
2023 Annual Report	31

abrdn Short Duration High Yield Municipal Fund  (Unaudited)  (continued)

reimbursements in effect, without which returns would have been lower.
32	2023 Annual Report

abrdn Short Duration High Yield Municipal Fund  (Unaudited)

Portfolio Summary
October 31, 2023 (Unaudited)

Credit Rating	As a percentage of total investments
AAA	0.0%
AA	1.4%
A	3.1%
BBB	17.0%
BB	24.6%
B	1.6%
Below B	0.8%
Non-Rated	51.4%
99.9%

Sector Exposure	As a percentage of total investments
Continuing Care Retirement Communities	24.2%
Charter School	21.0%
Higher Education	12.5%
Student Housing	6.5%
Hospital	5.8%
Nursing Home	5.5%
General Obligation	4.7%
Economic/Industrial Development	3.5%
Others	16.3%
100.0%
Top Ten Holdings	As a percentage of net assets
Colorado Health Facilities Authority Revenue Bonds (Aberdeen Ridge), Series B-1 05/15/2030	5.3%
Shakopee Minnesota Senior Housing Revenue Bonds (Benedictine Living Community of Shakopee LLC Project), VRDN 11/01/2058	3.8%
Madison County Capital Resource Corp. Revenue Bonds (Cazenovia College Project), Series A 09/01/2022	3.3%
Washington State Housing Finance Commission Revenue Bonds(Eliseo Project), Series B-1 07/01/2028	3.3%
Calhoun County Navigation Industrial Development Authority Revenue Bonds (Max Midstream Texas LLC), AMT, Series A 07/01/2026	3.2%
Director Of The State Of Nevada Department Of Business And Industry Revenue Bonds (Brightline West Passenger Rail Project), VRDN, Series A3 01/01/2050	2.6%
California Public Finance Authority Revenue Bonds (Kendal at Sonoma Obligated Group), Series B-1 05/15/2029	2.5%
Public Finance Authority Revenue Bonds, Series A-1 01/01/2027	2.4%
City of Elmira General Obligation Limited Bonds 07/01/2033	2.4%
Washington State Housing Finance Commission Revenue Bonds(Eliseo Project), Series B-2 07/01/2027	2.1%

States	As a percentage of net assets
New York	15.0%
Texas	7.7%
Wisconsin	7.4%
Florida	7.4%
Colorado	6.9%
Washington	6.7%
Arizona	6.3%
Illinois	6.2%
Minnesota	3.8%
Louisiana	3.7%
California	3.4%
Oregon	3.2%
Connecticut	3.0%
Nevada	2.6%
Mississippi	2.4%
Massachusetts	2.1%
Other, less than 2% each	11.7%
Assets in Excess of Other Liabilities	0.5%
100.0%

2023 Annual Report	33

Statement of Investments
October 31, 2023 abrdn Short Duration High Yield Municipal Fund

Principal Amount		Value
MUNICIPAL BONDS —99.5%
ALABAMA—0.4%
Jemison Water & Sewer Revenue Bonds, Series A, 3.50%, 03/01/2026	$180,000	$ 171,396
The Black Belt Energy Gas District Gas Project Revenue Refunding Bonds, VRDN, Series D-1, 5.50%, 06/01/2049(a)	285,000	288,474
Total Alabama		459,870
ARIZONA—6.3%
Arizona Industrial Development Authority Revenue Bonds (Great Lakes Senior Living Communities LLC Project Third Tier)
Series C, 5.13%, 01/01/2034(b)	775,000	464,402
Series C, 5.13%, 01/01/2035(b)	815,000	473,143
Arizona Industrial Development Authority Revenue Bonds (Somerset Academy of Las Vegas), Series A, 3.00%, 12/15/2031(b)	655,000	541,672
Arizona Industrial Development Authority Revenue Refunding Bonds (Doral Academy of Northern Nevada Project)
Series A, 4.00%, 07/15/2026(b)	125,000	119,979
Series A, 4.00%, 07/15/2027(b)	125,000	118,747
Series A, 4.00%, 07/15/2028(b)	185,000	173,618
Series A, 4.00%, 07/15/2029(b)	200,000	184,911
Series A, 4.00%, 07/15/2030(b)	215,000	196,526
Series A, 4.00%, 07/15/2031(b)	215,000	194,176
Series A, 4.00%, 07/15/2032(b)	225,000	200,325
Series A, 4.00%, 07/15/2033(b)	185,000	162,443
Series A, 4.00%, 07/15/2034(b)	185,000	159,962
Series A, 4.00%, 07/15/2035(b)	255,000	215,505
Series A, 4.00%, 07/15/2036(b)	250,000	205,986
Series A, 4.00%, 07/15/2037(b)	275,000	221,202
La Paz County Industrial Development Authority Revenue Bonds (Charter School Solutions), Series A, 5.00%, 02/15/2026(b)	330,000	328,336
Maricopa County Industrial Development Authority Revenue Bonds (Ottawa University)
5.00%, 10/01/2026(b)	195,000	191,475
5.13%, 10/01/2030(b)	425,000	409,999
Maricopa County Industrial Development Authority Revenue Bonds (Paragon Management, Inc.), 4.00%, 07/01/2026(b)	770,000	744,092
The Industrial Developement Authority Of The County Of Maricopa Education Revenue Bonds (Legacy Traditional Schools Projects), Series B, 5.00%, 07/01/2049(b)	635,000	530,845
The Industrial Development Authority Of The City Of Phoenix, Student Housing Revenue Bonds (Downtown Phoenix Student Housing II LLC - Arizona State University Project), Series A, 5.00%, 07/01/2059	1,500,000	1,309,810
Total Arizona		7,147,154
CALIFORNIA—3.4%
California Community Choice Financing Authority Revenue Bonds (Clean Energy Project), VRDN, Series C, 5.25%, 01/01/2054(a)	1,000,000	978,354
Principal Amount		Value

California Municipal Finance Authority Revenue Bonds (Simpson University), Series A, 5.00%, 10/01/2026(b)	$30,000	$ 29,301
California Public Finance Authority Revenue Bonds (Kendal at Sonoma Obligated Group), Series B-1, 3.13%, 05/15/2029(b)	3,075,000	2,825,736
California School Finance Authority Charter School Refunding Revenue Bonds (Partnerships To Uplift Communities Project) (Social Bonds), 5.50%, 08/01/2043(b)	100,000	93,591
Total California		3,926,982
COLORADO—6.9%
Colorado Educational & Cultural Facilities Authority Revenue Bonds (Aspen View Academy, Inc.)
4.00%, 05/01/2027	65,000	62,520
4.00%, 05/01/2029	120,000	113,015
4.00%, 05/01/2030	115,000	106,886
4.00%, 05/01/2036	175,000	150,683
Colorado Health Facilities Authority Revenue Bonds (Aberdeen Ridge)
Series B-1, 3.50%, 05/15/2030	6,950,000	6,011,529
Series B-2, 2.63%, 05/15/2029	1,705,000	1,499,882
Total Colorado		7,944,515
CONNECTICUT—3.0%
City of West Haven General Obligation Unlimited Bonds
Series A, 5.00%, 11/01/2025	325,000	330,400
Series A, 5.00%, 11/01/2026	325,000	333,521
Series A, 5.00%, 11/01/2027	635,000	656,992
Series B, 5.00%, 11/01/2025	240,000	243,987
Series B, 5.00%, 11/01/2026	200,000	205,244
Series B, 5.00%, 11/01/2027	200,000	206,927
State Health & Educational Facilities Authority Revenue Bond (McLean Affiliates Obligated Group), Series A, 5.00%, 01/01/2030(b)	500,000	470,783
State Health & Educational Facilities Authority Revenue Bond (University of Hartford)
Series N, 5.00%, 07/01/2025	400,000	394,651
Series N, 5.00%, 07/01/2026	575,000	564,027
Total Connecticut		3,406,532
FLORIDA—7.4%
Capital Projects Finance Authority Student Housing Revenue Bonds (Provident Group - Continuum Properties Project), Series A-1, 5.00%, 11/01/2048	685,000	625,768
Capital Trust Agency Educational Facilities Revenue Bonds (Imagine School At Land O'Lakes Project), Series A, 3.00%, 12/15/2029(b)	420,000	358,563
Capital Trust Agency, Inc. Revenue Bonds (Wonderful Foundations Charter School Holdings LLC), Series A-1, 4.50%, 01/01/2035(b)	300,000	254,354

See accompanying Notes to Financial Statements.
34	2023 Annual Report

Statement of Investments  (continued)
October 31, 2023 abrdn Short Duration High Yield Municipal Fund

Principal Amount		Value
MUNICIPAL BONDS (continued)
FLORIDA (continued)
Capital Trust Authority Educational Facilities Revenue Refunding Bonds (Southeastern University, Inc. Project), Series A, 6.00%, 05/01/2043(b)	$2,000,000	$ 1,832,612
Celebration Pointe Community Development District No.1 Special Assessment Revenue Bonds, 4.75%, 05/01/2024	10,000	9,988
Florida Development Finance Corp. Educational Facilities Revenue Bonds (Imagine School At Broward Project)
Series A, 4.00%, 12/15/2029(b)	530,000	488,982
Series A, 5.00%, 12/15/2034(b)	530,000	508,709
Florida Development Finance Corp. Educational Facilities Revenue Bonds (Miami Arts Charter School Project), Series A, 5.00%, 06/15/2024(b)	100,000	98,552
Florida Development Finance Corp. Revenue Bonds (Glenridge on Palmer Ranch Obligated Group), 4.00%, 06/01/2024(b)	105,000	103,897
Florida Development Finance Corp. Revenue Bonds (Global Outreach Charter Academy Obligated Group)
Series A, 4.00%, 06/30/2027(b)	150,000	141,718
Series A, 4.00%, 06/30/2028(b)	195,000	181,812
Series A, 4.00%, 06/30/2029(b)	205,000	188,419
Series A, 4.00%, 06/30/2030(b)	215,000	194,962
Series A, 4.00%, 06/30/2031(b)	225,000	201,249
Series A, 4.00%, 06/30/2036(b)	625,000	509,860
Florida Development Finance Corp. Revenue Bonds (Mayflower Retirement Center, Inc. Obligated Group), Series B-1, 2.38%, 06/01/2027(b)	130,000	129,973
Florida Development Finance Corporation Solid Waste Disposal Revenue Bonds (Waste Pro USA, Inc. Project), VRDN, 6.13%, 07/01/2032(a)(b)	500,000	493,632
Lee County Industrial Development Authority Refunding Revenue Bonds (Shell Point Obligated Group), 4.00%, 11/15/2030	5,000	4,701
Palm Beach County Revenue Bonds (Provident Group - LU Properties LLC - LYNN University Housing Project), Series A, 5.00%, 06/01/2057(b)	400,000	309,153
Palm Beach County Revenue Bonds (Provident Group - PBAU Properties LLC - Palm Beach Atlantic University Housing Project), Series A, 5.00%, 04/01/2029(b)	1,315,000	1,311,246
Polk County Industrial Development Authority Revenue Bonds (Carpenter's Home Estates, Inc. Project)
Series A, 5.00%, 01/01/2029	295,000	285,851
Series A, 5.00%, 01/01/2039	240,000	209,790
Total Florida		8,443,791
IDAHO—0.5%
Idaho Housing & Finance Association Revenue Bonds (Idaho Arts Charter School, Inc.), Series A, 4.00%, 12/01/2026(b)	600,000	577,973
Principal Amount		Value

ILLINOIS—6.2%
Cook County School District No. 144 Prairie Hills General Obligation Unlimited Bonds, (BAM), Series A, 4.00%, 12/01/2033	$600,000	$ 586,047
Governors State University Certificates of Participation (Capital Improvement Project), (BAM), 5.00%, 07/01/2026	400,000	409,284
Illinois Finance Authority Educational Facility Revenue Bonds (Rogers Park Montessori School), 5.00%, 02/01/2024	55,000	54,923
Illinois Finance Authority Revenue Bonds (Acero Charter Schools, Inc. Obligated Group)
4.00%, 10/01/2027(b)	405,000	381,946
4.00%, 10/01/2028(b)	580,000	540,117
4.00%, 10/01/2029(b)	910,000	834,503
4.00%, 10/01/2030(b)	630,000	569,812
Illinois Finance Authority Revenue Bonds (Benedictine University)
5.00%, 10/01/2029	105,000	100,925
5.00%, 10/01/2030	100,000	95,383
Illinois Finance Authority Revenue Bonds (CHF-Chicago LLC)
Series A, 5.00%, 02/15/2027	420,000	418,336
Series A, 5.00%, 02/15/2028	400,000	398,447
Series A, 5.00%, 02/15/2029	520,000	517,815
Series A, 5.00%, 02/15/2030	335,000	333,192
Series A, 5.00%, 02/15/2031	370,000	367,521
Series A, 5.00%, 02/15/2032	225,000	222,879
Illinois Finance Authority Revenue Bonds (Chicago Charter School Foundation)
5.00%, 12/01/2028	250,000	249,424
5.00%, 12/01/2029	315,000	312,940
Village of Matteson Revenue Bonds
(BAM), 5.00%, 12/01/2026	150,000	155,022
(BAM), 5.00%, 12/01/2027	150,000	156,337
(BAM), 5.00%, 12/01/2028	350,000	366,566
Total Illinois		7,071,419
INDIANA—0.6%
City of Valparaiso Exempt Facilities Revenue Bonds (Pratt Paper LLC), 5.88%, 01/01/2024	70,000	70,148
Indiana Finance Authority (Chf - Tippecanoe, L.L.C. - Student Housing Project) Student Housing Revenue Bonds
Series A, 5.00%, 06/01/2043	100,000	93,932
Series A, 5.00%, 06/01/2053	550,000	492,362
Total Indiana		656,442
KANSAS—0.7%
City of Manhattan Revenue Bonds (Meadowlark Hills Retirement Community Obligated Group)
Series B-1, 2.88%, 06/01/2028	375,000	338,433
Series B-2, 2.38%, 06/01/2027	430,000	430,000
Total Kansas		768,433

See accompanying Notes to Financial Statements.
2023 Annual Report	35

Statement of Investments  (continued)
October 31, 2023 abrdn Short Duration High Yield Municipal Fund

Principal Amount		Value
MUNICIPAL BONDS (continued)
LOUISIANA—3.7%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (Provident Group - ULM Properties LLC - University Of Louisiana At Manroe Project), Series A, 5.00%, 07/01/2029(b)	$950,000	$ 881,586
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (St. James Place of Baton Rouge), Series A, 5.50%, 11/15/2025	155,000	152,256
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (The Glen System Retirement Project)
Series A, 5.00%, 01/01/2024	180,000	179,288
Series A, 5.00%, 01/01/2025	370,000	360,152
Series A, 5.00%, 01/01/2026	390,000	371,111
Series A, 5.00%, 01/01/2027	410,000	380,364
Series A, 5.00%, 01/01/2028	430,000	389,115
Series A, 5.00%, 01/01/2029	450,000	397,400
Louisiana Local Government Environmental Facilities & Community Development Authority Student Housing Revenue Bonds (Provident Group - ULM Properties LLC - University Of Louisiana At Manroe Project), Series A, 5.00%, 07/01/2039(b)	1,000,000	785,742
Louisiana Public Facilities Authority Revenue Bonds (Young Audiences Charter School Project), Series A, 5.00%, 04/01/2030(b)	400,000	375,899
Total Louisiana		4,272,913
MARYLAND—1.7%
Anne Arundel County Consolidated Special Taxing District Bonds (Villages at Two Rivers Project), 4.20%, 07/01/2024	25,000	24,879
Frederick County Educational Facilities Revenue Bonds (Mount St. Marys University)
Series A, 5.00%, 09/01/2027(b)	1,225,000	1,201,529
Series A, 5.00%, 09/01/2032(b)	740,000	707,355
Total Maryland		1,933,763
MASSACHUSETTS—2.1%
Massachusetts Development Finance Agency Revenue Bonds (Linden Ponds, Inc.), 4.00%, 11/15/2023(b)	230,000	229,899
Massachusetts Development Finance Agency Revenue Bonds (Provident Commonwealth Education Resource, Inc.), 5.00%, 10/01/2024	1,125,000	1,123,858
Massachusetts Development Finance Agency Revenue Bonds Simmons University Issue
Series N, 5.25%, 10/01/2036	370,000	363,911
Series N, 5.25%, 10/01/2037	265,000	256,873
Series N, 5.25%, 10/01/2038	405,000	388,484
Total Massachusetts		2,363,025
Principal Amount		Value

MICHIGAN—1.8%
Calhoun County Hospital Finance Authority Revenue Bonds (Ella E.M. Brown Charitable Circle), 5.00%, 02/15/2024	$465,000	$ 465,125
Flint Hospital Building Authority Revenue Bonds (Hurley Medical Center), Series B, 4.75%, 07/01/2028	1,000,000	940,807
Michigan Finance Authority Public School Academy Limited Revenue Bond (Cesar Chavez Academy Project), 4.00%, 02/01/2029	700,000	644,836
Total Michigan		2,050,768
MINNESOTA—3.8%
Shakopee Minnesota Senior Housing Revenue Bonds (Benedictine Living Community of Shakopee LLC Project), VRDN, 5.85%, 11/01/2058(a)(b)	4,465,000	4,344,255
MISSISSIPPI—2.4%
Mississippi Development Bank Obligation Bonds (Mangolia Regional Health Centre)
5.00%, 10/01/2024(b)	440,000	439,117
5.00%, 10/01/2025(b)	660,000	653,484
Mississippi Development Bank Revenue Bonds (Hancock County Gomesa Project), 4.55%, 11/01/2039(b)	1,865,000	1,704,084
Total Mississippi		2,796,685
MISSOURI—0.5%
Platte County Industrial Development Authority Transportation Revenue Bonds, (CNTY APPROP), 5.00%, 12/01/2025(c)(d)	675,000	303,750
Plaza at Noah's Ark Community Improvement District Revenue Bonds
3.00%, 05/01/2024	100,000	98,828
3.00%, 05/01/2025	100,000	96,488
3.00%, 05/01/2026	100,000	94,151
Total Missouri		593,217
NEVADA—2.6%
Director Of The State Of Nevada Department Of Business And Industry Revenue Bonds (Brightline West Passenger Rail Project), VRDN, Series A3, 8.13%, 01/01/2050(a)(b)	3,000,000	3,009,525
NEW JERSEY—0.2%
New Jersey Economic Development Authority Revenue Bonds (Greater Brunswick Charter School Project), Series A, 4.75%, 08/01/2024(b)	25,000	24,863
Passaic County Improvement Authority Charter School Revenue Bonds (Paterson Arts and Science Charter School Project), 5.25%, 07/01/2043	200,000	185,585
Total New Jersey		210,448
NEW YORK—15.0%
Amherst Development Corp. Revenue Bonds (Daemen College)
5.00%, 10/01/2025	600,000	597,526
5.00%, 10/01/2026	630,000	626,121
4.00%, 10/01/2037	500,000	412,365

See accompanying Notes to Financial Statements.
36	2023 Annual Report

Statement of Investments  (continued)
October 31, 2023 abrdn Short Duration High Yield Municipal Fund

Principal Amount		Value
MUNICIPAL BONDS (continued)
NEW YORK (continued)
Build NYC Resource Corp. Revenue Bonds (Classical Charter Schools Project), Series A, 4.50%, 06/15/2043	$690,000	$ 587,688
Build NYC Resource Corp. Revenue Bonds (Metropolitan Lighthouse Charter School Project)
Series A, 5.00%, 06/01/2024(b)	390,000	389,829
Series A, 5.00%, 06/01/2025(b)	410,000	409,306
Series A, 5.00%, 06/01/2026(b)	430,000	429,365
Series A, 5.00%, 06/01/2027(b)	450,000	449,981
Series A, 5.00%, 06/01/2032(b)	500,000	499,979
City of Elmira General Obligation Limited Bonds
5.00%, 07/01/2025(b)	550,000	555,193
5.00%, 07/01/2033(b)	2,635,000	2,687,178
City of Poughkeepsie General Obligation Limited Bonds, 5.00%, 06/01/2031	455,000	449,489
Madison County Capital Resource Corp. Revenue Bonds (Cazenovia College Project), Series A, 5.50%, 09/01/2022(c)(d)	6,500,000	3,770,000
New York State Environmental Facilities Corporation Solid Waste Disposal Revenue Bonds (Casella Waste Systems, Inc. Project), VRDN, Series R-2, 5.13%, 09/01/2050(a)(b)	250,000	241,113
Westchester County Local Development Corporation Revenue Bonds (Purchase Senior Learning Community Inc. Project)
Series B, 3.60%, 07/01/2029(b)	2,000,000	1,756,724
Series C, 3.20%, 07/01/2028(b)	1,675,000	1,529,819
Series D, 2.88%, 07/01/2026(b)	1,000,000	942,261
Western Regional Off-Track Betting Corp. Revenue Bonds, 3.00%, 12/01/2026(b)	940,000	856,538
Total New York		17,190,475
OHIO—0.2%
Cleveland-Cuyahoga County Port Authority Revenue Bonds, 5.00%, 12/01/2028	180,000	176,908
OREGON—3.2%
Hospital Facilities Authority of Multnomah County Oregon Revenue Bonds
0.95%, 06/01/2027	1,000,000	860,689
Series B, 1.20%, 06/01/2028	1,800,000	1,492,247
Yamhill County Hospital Authority Revenue Bonds (Friendsview Manor Obligated Group), Series B-2, 2.13%, 11/15/2027	1,385,000	1,278,761
Total Oregon		3,631,697
PENNSYLVANIA—1.9%
Delaware County Industrial Development Authority Revenue Bonds (CCSA Foundation), Series A, 4.38%, 06/01/2026(b)	1,610,000	1,557,537
Lehigh County Industrial Development Authority Revenue Bonds (Seven Generations Charter School), Series A, 4.00%, 05/01/2031	680,000	609,494
Total Pennsylvania		2,167,031
Principal Amount		Value

SOUTH CAROLINA—1.5%
South Carolina Jobs-Economic Development Authority Educational Facilities Revenue Bonds (Lowcountry Leadership Charter School Project), Series A, 5.00%, 12/01/2039(b)	$795,000	$ 704,100
South Carolina Jobs-Economic Development Authority Revenue Bonds (Lowcountry Leadership Charter School), Series A, 4.00%, 12/01/2029(b)	1,030,000	941,251
South Carolina Jobs-Economic Development Authority Revenue Bonds (RePower South Berkeley LLC), Series A, 5.25%, 02/01/2027(b)(c)(d)(e)	1,060,000	106,000
Total South Carolina		1,751,351
TEXAS—7.7%
Arlington Higher Education Finance Corp. Revenue Bonds (Wayside Schools)
Series A, 5.00%, 08/15/2028	80,000	77,741
Series A, 4.00%, 08/15/2029	75,000	68,681
Series A, 4.00%, 08/15/2030	80,000	72,177
Series A, 4.00%, 08/15/2031	90,000	79,959
Arlington Higher Education Finance Corp. Revenue Bonds, (Basis Texas Charter Schools, Inc.), VRDN, Series A, 4.88%, 06/15/2056(a)(b)	560,000	551,803
Calhoun County Navigation Industrial Development Authority Revenue Bonds (Max Midstream Texas LLC), AMT, Series A, 3.63%, 07/01/2026(b)	4,000,000	3,622,689
Change Desertexpress Enterprises LLC to Brightline West Passenger Rail Project, VRN, Series B, 2.00%, 11/15/2061(a)(f)	715,466	268,473
Clifton Higher Education Finance Corporation Education Revenue Bonds (Valor Education)
Series A, 6.00%, 06/15/2048(b)	1,000,000	902,740
Series A, 6.25%, 06/15/2053(b)	200,000	183,432
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds (Cardinal Bay, Inc.), Series D, 6.00%, 07/01/2026(c)(d)	95,000	33,250
New Hope Cultural Education Facilities Finance Corp.(Outlook at Windhaven Forefront Living Obligated Group), Series B-3, 4.25%, 10/01/2026	2,000,000	1,930,324
Sunland Medical Foundation, 12.00%, 02/29/2024(d)(g)	1,021,739	1,021,739
Total Texas		8,813,008
UTAH—1.7%
Utah Charter School Finance Authority Revenue Bonds (Esperanza Elementary School)
Series A, 4.50%, 10/15/2028(b)	500,000	466,959
VRDN, Series A, 4.63%, 10/15/2048(a)(b)	1,000,000	978,364
Utah Charter School Finance Authority Revenue Bonds (Freedom Academy Foundation), Series A, 3.25%, 06/15/2031(b)	535,000	450,143
Total Utah		1,895,466

See accompanying Notes to Financial Statements.
2023 Annual Report	37

Statement of Investments  (concluded)
October 31, 2023 abrdn Short Duration High Yield Municipal Fund

Principal Amount		Value
MUNICIPAL BONDS (continued)
WASHINGTON—6.7%
Washington State Housing Finance Commission Revenue Bonds (Spokane International Academy)
Series A, 4.00%, 07/01/2025(b)	$355,000	$ 346,950
Series A, 4.00%, 07/01/2026(b)	285,000	275,206
Series A, 4.00%, 07/01/2027(b)	295,000	281,796
Series A, 4.00%, 07/01/2028(b)	305,000	288,184
Series A, 4.00%, 07/01/2029(b)	320,000	298,665
Washington State Housing Finance Commission Revenue Bonds(Eliseo Project)
Series B-1, 2.50%, 07/01/2028(b)	4,375,000	3,763,059
Series B-2, 2.13%, 07/01/2027(b)	2,750,000	2,434,776
Total Washington		7,688,636
WISCONSIN—7.4%
Public Finance Authority Educational Facilities Revenue Refunding Bonds (The Methodist University)
4.00%, 03/01/2029(b)	890,000	807,478
4.00%, 03/01/2030(b)	950,000	845,995
Public Finance Authority Revenue Bonds
Series A, 5.00%, 10/01/2029(b)	500,000	488,731
Series A-1, 6.00%, 01/01/2027(c)(d)	4,100,000	2,777,750
Public Finance Authority Revenue Bonds (Washoe Barton Medical Clinic)
Series A, 3.00%, 12/01/2026	250,000	230,271
Series A, 4.00%, 12/01/2031	700,000	626,794
Public Finance Authority Revenue Bonds (Wonderful Foundations Charter School Holdings LLC), Series A-1, 4.50%, 01/01/2035(b)	990,000	839,368
Wisconsin Health & Educational Facilities Authority Revenue Bond, Series A, 5.00%, 11/01/2023	360,000	360,000
Wisconsin Public Finance Authority Educational Facilities Revenue Bonds (Guilford College)
5.00%, 01/01/2026	685,000	675,164
5.00%, 01/01/2027	830,000	813,555
Total Wisconsin		8,465,106
Total Municipal Bonds		113,757,388
Total Investments (Cost $130,707,188)(h)—99.5%		113,757,388
Other Assets in Excess of Liabilities—0.5%		563,062
Net Assets—100.0%		$114,320,450

(a)	Variable rate security. The Fund has the right to sell the security back to the issuer for the unpaid principal amount plus interest accrued upon a short notice period. The rate shown is the effective interest rate as of October 31, 2023 and resets periodically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Security is in default.
(d)	Illiquid security.
(e)	Security is in forbearance as of October 31, 2023.
(f)	Step bond. Rate disclosed is as of October 31, 2023.
(g)	Fair Value is determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements for inputs used.
(h)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AMT	Alternative Minimum Tax
VRDN	Variable Rate Demand Note
VRN	Variable Rate Note

See accompanying Notes to Financial Statements.
38	2023 Annual Report

abrdn Ultra Short Municipal Income Fund  (Unaudited)

Market review
The overall U.S. municipal (muni) bond market gained during the reporting period. The Bloomberg Municipal Bond Index, a broad municipal bond market benchmark, rose 2.26%, while the taxable bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 0.14% for the reporting period.
The period was defined by fluctuating market performances, as fears of high inflation, tightening monetary policy1, and the risk of a global recession caused volatility2 with most government bond prices falling during the period. The U.S. Federal Reserve (Fed) was determined to control inflation and did so by hiking the Fed funds rates by 225 basis points over the period, which helped to lower inflation, as the annual Consumer Price Index3 reading fell from 7.1% in November 2022 to 3.2% in October 2023. The slowing of inflation combined with strong growth and a stable labor market has since pushed back expectations for a recession. The resilient growth story along with positive fundaments have helped to bolster muni performance for the 12-month reporting period. This is evidenced by the outperformance of the lower credit quality area within the municipal market, where the Bloomberg High Yield Municipal Bond Index returned 3.57% for the period.
Fund performance review
The abrdn Ultra Short Municipal Income Fund returned 3.73% (Institutional class shares, net of fees) for the 12-month reporting period ended October 31, 2023. This was compared to a 2.44% return for its benchmark, the Bloomberg Municipal Bond: 1 Year (1–2) Index, during the same period.
During the reporting period, the Fund’s allocation to industrials and pre-paid gas bonds were key contributors to relative performance. However, the Fund’s exposure to resource recovery bonds detracted from performance. From a yield curve perspective, the short part of the curve generally outperformed the belly of the curve during the 12 months. The Fund’s high concentration in shorter-dated securities contributed positively to performance versus the benchmark. In terms of credit quality, the Fund’s exposure to non-rated4 and BBB bonds added to returns while A bonds were unfavorable.
During the 12-month period, we focused on maintaining the Fund’s duration5  through investment in short-term bonds and variable rate securities. The allocation of capital helped to bolster the Fund’s yield as well as provide stability in the net asset value (NAV)6 during the volatile periods throughout the year.
Market outlook
We have an optimistic outlook of the muni bond market as inflation pressures have continued to abate and the Fed is expected to be nearing an end to its rate increases. However, we are cautious on extending to overweight7 duration within the strategy at this time given the inversion of the yield curve at the front end and our primary focus on capital preservation. Additionally, we feel that the Fed might keep rates at elevated levels for a longer period than is currently being priced into the markets given the existing labor market strength and the overall resilience of U.S. consumption.
In terms of market technicals, overall mutual fund outflows have been persistent through 2023 so far, albeit at a much slower and more manageable pace than in 2022. We expect the pace of outflows to subside in 2024 as we believe the muni asset class presents a strong relative value case at this point in the economic cycle8. From a supply standpoint, municipal issuance was down 3.7% relative to this point last year, which was viewed by many market participants as a light issuance year. We expect a pickup in issuance in 2024 as projected interest rate stability is expected to provide a more favorable market environment for issuers to come to market.
Given this backdrop, we are focusing more on fundamentals and maintaining credit quality while looking for opportunities to lock in attractive yields as they arise. Retaining the Fund’s conservative duration positioning while focusing on credit fundamentals should result in a more stable NAV throughout an uncertain and volatile market landscape. With a relatively shorter duration over time, we feel the Fund should be insulated from sharp movements in its NAV relative to its peers.
Portfolio Management:
U.S. Municipal Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares are not subject to a front-end sales charge and are subject to a 0.25% 12b-1 fee. Class A1 Shares have up to a
{foots1}
1	Decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
{foots1}
2	If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable, it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
3	A measure of inflation. An index of the cost of all goods and services to a typical consumer.
{foots1}
4	S&P Global Ratings’ credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D to communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
{foots1}
5	A measure of the maturity of a bond or portfolio of bonds that takes into account the periodic coupon payments. It attempts to measure market risk, or volatility, in a bond by considering maturity and the time pattern of interest payments prior to repayment. Two bonds with the same term to maturity but different coupon rates will respond differently to changes in interest rates. So will bonds with the same coupon rate but different terms to maturity. The higher the duration, the greater a bond’s price-sensitivity to changes in yield.
{foots1}
6	A key measure of the value of a company, fund or trust – the total value of assets less liabilities, divided by the number of shares.
{foots1}
7	A portfolio holding an excess amount of a particular security (or sector or region) compared to the security’s weight in the benchmark portfolio.
{foots1}
8	The recurring and fluctuating levels of economic activity an economy experiences over an extended period of time.
2023 Annual Report	39

abrdn Ultra Short Municipal Income Fund  (Unaudited)  (continued)

0.50% sales charge and have a 0.25% 12b-1 fee. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
The Fund is subject to the risk that the Adviser  may make poor security selections.
Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.
The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income.
Please read the prospectus for more detailed information regarding these and other risks.

40	2023 Annual Report

abrdn Ultra Short Municipal Income Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2023)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	3.36%	1.14%	0.83%
	w/SC	3.36%	1.14%	0.83%
Class A1[2]	w/o SC	3.47%	1.16%	0.84%
	w/SC3	2.95%	1.06%	0.79%
Institutional Class[4]	w/o SC	3.73%	1.34%	1.07%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Returns before the first offering of Class A1 (February 28, 2019) are based on the previous performance of Class A. Returns of the class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A would have produced because all classes invest in the same portfolio of securities. Returns for Class A shares would only differ to the extent of the difference in expenses of the classes.
3	A 0.50% front-end sales charge was deducted.
4	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of October 31, 2023)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Ultra Short Municipal Income Fund, the Bloomberg Municipal Bond: 1 Year (1-2) Index and the U.S. Consumer Price Index (CPI) over a 10-year period ended October 31, 2023. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The Bloomberg Municipal Bond: 1 Year (1-2) Index is a total return benchmark of BAA3 ratings or better designed to measure returns for tax exempt assets.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2023 Annual Report	41

abrdn Ultra Short Municipal Income Fund  (Unaudited)

Portfolio Summary
October 31, 2023 (Unaudited)

Credit Rating	As a percentage of total investments
AAA	3.1%
AA	9.7%
A	47.3%
BBB	33.9%
BB	0.0%
B	0.0%
Below B	0.0%
Non-Rated	6.0%
100.0%

Sector Exposure	As a percentage of total investments
Economic/Industrial Development	21.8%
Hospital	16.9%
Solid Waste	9.9%
Gas Contract	9.0%
General Obligation	8.8%
Oil Fields Services	8.0%
Public Power Systems	7.0%
Hospital/Health Districts	5.1%
Others	13.5%
100.0%
Top Ten Holdings	As a percentage of net assets
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), VRDN, Series A 11/01/2032	9.9%
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.), VRDN 03/01/2030	8.0%
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue Bonds (PPL Energy Supply, LLC Project), VRDN, Series C 12/01/2037	4.8%
Indiana Finance Authority RevenueBonds (ArcelorMittal SA), VRDN 08/01/2030	4.2%
Arkansas Development Finance Authority Revenue Bonds (Baptist Memorial Health Care Obligated Group), VRDN, Series B-4 09/01/2044	4.1%
County of Meade, Kentucky (Nucor Steel Brandenburg Project) Series 2021A-1 Industrial Building Revenue Bonds, AMT, VRDN, Series A-1 08/01/2061	3.9%
Central Bradford Progress Authority Revenue Bonds (The Guthrie Clinic Issue), VRDN, Series D 12/01/2041	3.8%
Black Belt Energy Gas District Revenue Bonds, FRN, Series B-1 12/01/2048	3.2%
J P Morgan Chase Putters / Drivers Tr Var Sts Ctfs 5028, VRDN 03/20/2024	3.1%
South Carolina Jobs-Economic Development Authority Revenue Bonds (Prisma Health Obligated Group), VRDN, Series C 05/01/2048	3.0%

States	As a percentage of net assets
Mississippi	11.2%
Pennsylvania	10.9%
New York	9.3%
Maryland	8.0%
Alabama	7.1%
Texas	7.0%
California	6.3%
Kentucky	6.2%
Indiana	4.2%
Arkansas	4.1%
South Carolina	3.7%
Minnesota	3.1%
Wisconsin	3.0%
Arizona	2.8%
Florida	2.4%
New Jersey	2.0%
Other, less than 2% each	8.4%
Short-Term Investment	–
Assets in Excess of Other Liabilities	0.3%
100.0%
Amounts listed as “–” are 0% or round to 0%.

42	2023 Annual Report

Statement of Investments
October 31, 2023 abrdn Ultra Short Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS —99.7%
ALABAMA—7.1%
Black Belt Energy Gas District Revenue Bonds, FRN, Series B-1, 4.54%, 12/01/2048(a)	$20,000,000	$ 19,999,670
Chatom Industrial Development Board Revenue Bonds Powersouth Energy Coop., Inc. F/K/A Alabama Elec Coop, Inc., VRDN, Series A, 4.00%, 08/01/2037(a)	3,100,000	3,095,373
Health Care Authority for Baptist Health Revenue Bonds, VRDN, Series B, 5.43%, 11/01/2042(a)	15,925,000	15,925,000
Tender Opt Bd Tr Rcpts / Ctfs Var Sts Ctfs, VRDN, Series 2022-XM1062, 4.21%, 01/01/2053(a)(b)	5,000,000	5,000,000
Total Alabama		44,020,043
ARIZONA—2.8%
Cochise County Pollution Control Corp. Revenue Bonds (Arizona Electric Power Cooperative, Inc.), VRDN, 4.38%, 09/01/2024(a)	2,200,000	2,196,186
The Industrial Development Authority Of The City Of Chandler, Arizona Industrial Development Revenue Bonds, VRDN, 5.00%, 06/01/2049(a)	5,500,000	5,497,922
The Industrial Development Authority of the City of Phoenix, Arizona Solid Waste Disposal Revenue Bonds (Republic Services, Inc. Project), AMT, VRDN, Series D, 4.13%, 12/01/2035(a)	10,000,000	10,000,000
Total Arizona		17,694,108
ARKANSAS—4.1%
Arkansas Development Finance Authority Revenue Bonds (Baptist Memorial Health Care Obligated Group), VRDN, Series B-4, 5.43%, 09/01/2044(a)	25,462,000	25,462,000
CALIFORNIA—6.3%
California Community Choice Financing Authority Revenue Bonds (Clean Energy Project), Series C, 5.00%, 10/01/2024	290,000	289,808
California Infrastructure and Economic Development Bank Brightline West Passenger Rail Project Series Revenue Bonds, VRDN, Series A, 3.65%, 01/01/2050(a)(b)	17,215,000	17,118,732
California Municipal Finance Authority Solid Waste Disposal Facilities Revenue Refunding Bonds (Republic Services, Inc. Project), VRDN, Series A, 4.70%, 07/01/2041(a)	3,000,000	3,000,276
California Pollution Control Financing Authorit Solid Waste Disposal Refunding Revenue Bonds (Republic Services, Inc. Project), VRDN, 4.25%, 07/01/2043(a)(b)	3,000,000	2,995,726
Shares or Principal Amount		Value

California Statewide Communities Development Authority Revenue Bonds (CommonSpirit Health Obligated Group), (AGM), Series E, 4.50%, 07/01/2040(a)	$10,450,000	$ 10,450,000
Change Commonspirit Health to Dignity Health
(AGM), Series D, 4.50%, 07/01/2041(a)	3,300,000	3,300,000
(AGM), Series F, 4.50%, 07/01/2040(a)	2,075,000	2,075,000
Total California		39,229,542
COLORADO—0.2%
E-470 Public Highway Authority Revenue Bonds, FRN, Series B, 3.91%, 09/01/2039(a)	1,500,000	1,493,146
CONNECTICUT—1.1%
City Of West Haven, Connecticut General Obligation Bond Anticipation Notes Issue Of 2023, Series B, 5.13%, 02/15/2024(b)	6,555,000	6,550,927
FLORIDA—2.4%
Florida Insurance Assistance Interlocal Agency Insurance Assessment Revenue Bonds, VRDN, Series A-2, 4.70%, 09/01/2032(a)	10,000,000	10,000,000
Miami-Dade County Industrial Development Authority Revenue Bonds (Waste Management, Inc.)
AMT, FRN, Series A, 4.57%, 11/01/2033(a)	3,000,000	2,973,489
AMT, FRN, Series B, 4.57%, 11/01/2048(a)	2,000,000	1,982,326
Total Florida		14,955,815
GEORGIA—1.1%
Bartow-Cartersville Joint Development Authority Industrial Development Revenue Bonds (Hanwha Q Cells Usa, Inc. Project), VRDN, Series A, 4.45%, 08/01/2033(a)(b)	7,000,000	7,000,000
INDIANA—4.2%
Indiana Finance Authority RevenueBonds (ArcelorMittal SA), VRDN, 4.55%, 08/01/2030(a)	26,400,000	26,400,000
KANSAS—0.7%
City of Seneca, Kansas Hospital Revenue Bonds, 5.00%, 09/01/2025	4,330,000	4,294,012
KENTUCKY—6.2%
County of Meade, Kentucky (Nucor Steel Brandenburg Project) Series 2021A-1 Industrial Building Revenue Bonds, AMT, VRDN, Series A-1, 4.80%, 08/01/2061(a)	24,000,000	24,000,000
County of Meade, Kentucky Industrial Building Revenue Bonds (Nucor Steel Brandenburg Project) (Green Bonds), AMT, VRDN, Series B-1, 4.75%, 08/01/2061(a)	600,000	600,000
Kentucky Public Energy Authority Revenue Bonds, VRDN, Series A, 4.00%, 04/01/2048(a)	14,000,000	13,933,182
Total Kentucky		38,533,182

See accompanying Notes to Financial Statements.
2023 Annual Report	43

Statement of Investments  (continued)
October 31, 2023 abrdn Ultra Short Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
MARYLAND—8.0%
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.), VRDN, 6.02%, 03/01/2030(a)	$49,905,000	$ 49,905,000
MICHIGAN—0.1%
Michigan Strategic Fund Tax-Exempt Adjustable Mode Exempt Facilities Revenue Bonds (Waste Management, Inc.), AMT, VRDN, 0.58%, 08/01/2027(a)	500,000	484,724
MINNESOTA—3.1%
J P Morgan Chase Putters / Drivers Tr Var Sts Ctfs 5028, VRDN, 4.55%, 03/20/2024(a)(b)	19,500,000	19,500,000
MISSISSIPPI—11.2%
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), VRDN, Series A, 5.38%, 11/01/2032(a)	62,075,000	62,075,000
Mississippi Business Finance Corporation Revenue Bonds (Mississippi Power Company Project), VRDN, 4.48%, 12/01/2027(a)	7,500,000	7,500,000
Mississippi Business Finance Corporation Solid Waste Disposal Facility And Wastewater Facility Revenue Bonds, VRDN, Series MISS, 4.40%, 11/01/2052(a)	500,000	500,000
Total Mississippi		70,075,000
NEBRASKA—1.9%
Central Plains Energy Project Gas Project Revenue Bonds (Project No. 4), VRDN, 5.00%, 03/01/2050(a)	12,000,000	12,036,658
NEVADA—1.0%
Director Of The State Of Nevada Department Of Business And Industry Variable Rate Demand Solid Waste Disposal Revenue Bonds (Republic Services, Inc. Project), VRDN, Series 2001, 4.13%, 12/01/2026(a)(b)	6,000,000	5,996,885
NEW JERSEY—2.0%
City Of Camden, In The County Of Camden, New Jersey Bond Anticipation Note, 4.50%, 04/26/2024	2,275,000	2,273,637
Township Of Belleville In The County Of Essex, New Jersey Notes, Consisting Of A General Improvement Bond Anticipation Note, And Water Utility Bond Anticipation Note, 5.00%, 07/10/2024	10,000,000	10,028,859
Total New Jersey		12,302,496
NEW YORK—9.3%
City of Elmira General Obligation Limited Bonds, 4.00%, 05/01/2024	675,000	673,991
City of Long Beach New York Anticipation Notes, Series A, 4.00%, 02/16/2024	10,000,000	9,977,840
Shares or Principal Amount		Value

Metropolitan Transportation Authority Revenue Bonds, FRN, Series D-1, 3.89%, 11/01/2035(a)	$4,490,000	$ 4,478,853
New York City General Obligation Unlimited Bonds
(AGC), Series C-4, 4.60%, 10/01/2027(a)	3,850,000	3,850,000
(AGM), Series J-2, 4.85%, 06/01/2036(a)	2,450,000	2,450,000
(AGM), Series J-3, 4.85%, 06/01/2036(a)	7,050,000	7,050,000
New York Transportation Development Corp. Revenue Bonds (Delta Air Lines, Inc.), AMT, Series A, 5.00%, 01/01/2024	14,000,000	13,986,990
Town Of Clarendon, Orleans County, New York Bond Anticipation Notes, 5.75%, 04/18/2024	1,629,600	1,634,576
Triborough Bridge & Tunnel Authority Revenue Bonds, FRN, Series B, 3.94%, 01/01/2032(a)	3,915,000	3,903,385
Village Of Johnson City Broome County, New York Bond Anticipation Notes, Series C, 4.50%, 09/27/2024	10,000,000	9,967,935
Total New York		57,973,570
NORTH CAROLINA—0.1%
Fayetteville State University Revenue Bonds
(AGM), 5.00%, 04/01/2024	425,000	425,868
(AGM), 5.00%, 04/01/2026	470,000	477,878
Total North Carolina		903,746
OKLAHOMA—1.6%
Oklahoma Development Finance Authority Revenue Bonds (INTEGRIS Health Obligated Group ), VRDN, Series B, 4.65%, 08/15/2031(a)	9,735,000	9,735,000
PENNSYLVANIA—10.9%
Central Bradford Progress Authority Revenue Bonds (The Guthrie Clinic Issue), VRDN, Series D, 4.67%, 12/01/2041(a)	23,805,000	23,805,000
Montgomery County Higher Education And Health Authority Thomas Jefferson University Variable Rate Revenue Bonds, VRDN, Series D, 4.64%, 09/01/2050(a)	2,200,000	2,200,000
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue Bonds (PPL Energy Supply, LLC Project), VRDN, Series C, 5.25%, 12/01/2037(a)	30,000,000	30,000,000
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue Bonds (Waste Management PA Obligated Group), VRDN, 4.13%, 08/01/2045(a)	6,500,000	6,500,000

See accompanying Notes to Financial Statements.
44	2023 Annual Report

Statement of Investments  (concluded)
October 31, 2023 abrdn Ultra Short Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
PENNSYLVANIA (continued)
Pennsylvania Economic Development Financing Authority Solid Waste Refunding Revenue Bonds (Republic Services, Inc. Project), VRDN, 4.30%, 12/01/2030(a)	$2,000,000	$ 2,000,221
Philadelphia Authority For Industrial Development Thomas Jefferson University Variable Rate Revenue Bonds (R-Floats), VRDN, Series 2017B, 4.65%, 09/01/2050(a)	3,200,000	3,200,000
Total Pennsylvania		67,705,221
SOUTH CAROLINA—3.7%
Berkeley Cnty S C Indl Dev Rev Adj Rt Nucor Corp Proj 1996 A, VRDN, Series A, 4.75%, 03/01/2029(a)	4,105,000	4,105,000
South Carolina Jobs-Economic Development Authority Revenue Bonds (Prisma Health Obligated Group), VRDN, Series C, 4.67%, 05/01/2048(a)	18,825,000	18,825,000
Total South Carolina		22,930,000
TENNESSEE—0.1%
The Industrial Development Board Of The Metropolitan Government Of Nashville And Davidson County Tax-Exempt Adjustable Mode Exempt Facilities Revenue Bonds (Waste Management, Inc. Of Tennessee Project), VRDN, 0.58%, 08/01/2031(a)	350,000	339,307
TEXAS—7.0%
City of Houston TX Hotel Occupancy Tax & Revenue Bonds, 4.00%, 09/01/2025	425,000	423,881
Mission Economic Development Corporation Solid Waste Disposal Revenue Refunding Bonds, Republic Services Inc Project, VRDN, 4.13%, 01/01/2026(a)	3,000,000	3,000,000
Port of Corpus Christi Authority of Nueces County Revenue Bonds (Flint Hills Resources LP), Series A, 4.45%, 07/01/2029(a)(b)	4,500,000	4,500,000
Port of Corpus Christi Authority of Nueces County Solid Waste Disposal Revenue Bonds (Flint Hills Resources LP), AMT, VRDN, Series F, 4.45%, 01/01/2032(a)(b)	7,400,000	7,400,000
Port Of Corpus Christi Authority, Nueces County, Texas Solid Waste Disposal Revenue Bonds (Flint Hills Resources, Lp Project), 4.45%, 01/01/2030(a)(b)	8,500,000	8,500,000
Port of Port Arthur Navigation District Revenue Bonds (Motiva Enterprises LLC), VRDN, Series M, 4.65%, 12/01/2027(a)	6,000,000	6,000,000
Tender Opt Bd Tr Rcpts / Ctfs Var Sts Ctfs 2021-Ms0002, VRDN, Series 2021-MS0002, 2.20%, 06/15/2056(a)(b)	7,000,000	7,000,000
Shares or Principal Amount		Value

Texas Department Of Housing And Community Affairs Multifamily Housing Revenue Bonds (Fishpond At Corpus Christi Apartments), VRDN, (HUD SECT 8), Series REMK, 4.00%, 06/01/2038(a)	$2,000,000	$ 1,999,172
Texas Municipal Gas Acquisition & Supply Corp III Revenue Bonds
5.00%, 12/15/2024	3,100,000	3,094,415
5.00%, 12/15/2025	1,500,000	1,495,909
Total Texas		43,413,377
VIRGINIA—0.2%
Industrial Development Authority Of The County Of Charles City Variable Rate Demand Solid Waste Disposal Revenue Bonds, (Waste Management Of Virginia, Inc. Project), VRDN, Series A, 3.95%, 08/01/2027(a)	1,250,000	1,245,835
WEST VIRGINIA—0.3%
West Virginia Hospital Finance Authority Revenue Bonds (West Virginia United Health System Obligated Group), VRDN, Series E, 4.60%, 06/01/2033(a)	1,835,000	1,835,000
WISCONSIN—3.0%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, VRDN, Series C, 5.43%, 02/15/2053(a)	2,000,000	2,000,000
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Marshfield Clinic Health System), VRDN, Series A, 5.49%, 02/15/2053(a)	17,000,000	17,000,000
Total Wisconsin		19,000,000
Total Municipal Bonds		621,014,594
SHORT-TERM INVESTMENT—0.0%
BlackRock Liquidity Funds MuniCash, Institutional shares	156,001	156,001
Total Short-Term Investment		156,001
Total Investments (Cost $621,944,574)(c)—99.7%		621,170,595
Other Assets in Excess of Liabilities—0.3%		1,891,260
Net Assets—100.0%		$623,061,855

(a)	Variable rate security. The Fund has the right to sell the security back to the issuer for the unpaid principal amount plus interest accrued upon a short notice period. The rate shown is the effective interest rate as of October 31, 2023 and resets periodically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AMT	Alternative Minimum Tax
FRN	Floating Rate Note
VRDN	Variable Rate Demand Note

See accompanying Notes to Financial Statements.
2023 Annual Report	45

Statements of Assets and Liabilities
October 31, 2023

	abrdn High Income Opportunities Fund	abrdn Infrastructure Debt Fund	abrdn Intermediate Municipal Income Fund	abrdn Short Duration High Yield Municipal Fund	abrdn Ultra Short Municipal Income Fund
Assets:
Investments, at value	$79,895,891	$26,253,385	$42,210,946	$113,757,388	$621,014,594
Short-term investments, at value	1,216,602	–	93,899	–	156,001
Foreign Currency, at value	5,223	46	–	–	–
Receivable for investments sold	33,273	–	–	990,000	–
Interest and dividends receivable	1,453,288	396,429	657,636	1,543,849	3,798,257
Receivable for capital shares issued	18,185	27,240	–	309,842	287,048
Unrealized appreciation on forward foreign currency exchange contracts	90,839	13,865	–	–	–
Receivable from Adviser	–	–	20,200	61,354	173,431
Tax reclaim receivable	–	1,790	–	–	–
Prepaid expenses	582	23,243	12,320	12,446	38,630
Total Assets	82,713,883	26,715,998	42,995,001	116,674,879	625,467,961
Liabilities:
Due to Custodian	–	29,272	–	3,370	–
Payable for investments purchased	–	–	–	–	1,375,000
Unrealized depreciation on forward foreign currency exchange contracts	–	1,368	–	–	–
Distributions payable	–	–	4,506	9,421	72,259
Payable for capital shares redeemed	13,642	33,295	241,998	629,014	488,415
Line of credit payable	–	280,319	–	1,575,000	–
Accrued expenses and other payables:
Administration fees	5,757	1,809	2,944	12,161	39,231
Audit fees	8,110	8,110	5,110	5,111	5,111
Custodian fees	40,535	59,348	7,066	2,216	–
Distribution fees	11,852	1,930	867	1,737	22,425
Fund accounting fees	3,088	1,091	1,550	12,322	43,441
Interest expense on line of credit	1,011	1,511	–	733	–
Investment advisory fees	8,925	75,368	15,638	65,914	263,044
Legal fees	4,331	1,243	1,993	5,628	28,632
Printing fees	7,042	5,594	4,917	5,215	9,134
Sub-transfer agent and administrative services fees	5,603	3,354	1,163	6,310	38,048
Transfer agent fees	5,430	4,010	3,539	4,154	6,298
Other accrued expenses	15,948	29,544	14,982	16,123	15,068
Total liabilities	131,274	537,166	306,273	2,354,429	2,406,106
Net assets	$82,582,609	$26,178,832	$42,688,728	$114,320,450	$623,061,855
Cost:
Investments	88,863,584	27,378,160	45,871,323	130,707,188	621,788,573
Short-Term Investments	1,216,602	–	93,899	–	156,001
Foreign currency	5,425	47	–	–	–
Represented by:
Paid in capital in excess of par value	$339,972,088	$35,477,529	$47,575,147	$160,474,835	$625,317,719
Distributable earnings (accumulated loss)	(257,389,479)	(9,298,697)	(4,886,419)	(46,154,385)	(2,255,864)
Net Assets	$82,582,609	$26,178,832	$42,688,728	$114,320,450	$623,061,855
Net Assets:
Class A	$55,312,375	$9,016,851	$4,023,706	$7,870,864	$104,836,872
Class A1	–	–	–	–	269,798
Class C	–	–	–	24,192	–
Institutional Service Class	–	4,198,057	18,157	–	–
Institutional Class	27,270,234	12,963,924	38,646,865	106,425,394	517,955,185
Total	$82,582,609	$26,178,832	$42,688,728	$114,320,450	$623,061,855 Amounts listed as “–” are $0 or round to $0. See Notes to Financial Statements.
46	2023 Annual Report

Statements of Assets and Liabilities  (concluded)
October 31, 2023

	abrdn High Income Opportunities Fund	abrdn Infrastructure Debt Fund	abrdn Intermediate Municipal Income Fund	abrdn Short Duration High Yield Municipal Fund	abrdn Ultra Short Municipal Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,787,856	1,128,733	485,610	892,542	10,406,775
Class A1 Shares	–	–	–	–	26,765
Class C Shares	–	–	–	2,741	–
Institutional Service Class Shares	–	520,287	2,189	–	–
Institutional Class Shares	4,236,099	1,590,545	4,660,343	12,067,765	51,707,300
Total Shares Outstanding per Class	12,023,955	3,239,565	5,148,142	12,963,048	62,140,840
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.10	$7.99	$8.29	$8.82	$10.07
Class A1 Shares	–	–	–	–	10.08
Class C Shares	–	–	–	8.83	–
Institutional Service Class Shares	–	8.07	8.29	–	–
Institutional Class Shares	6.44	8.15	8.29	8.82	10.02
Maximum Offering Price Per Share (100%/(100% - maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.32	$8.24	$8.50	$9.05	$10.07
Class A1 Shares	–	–	–	–	10.13
Maximum Sales Charge:
Class A Shares	3.00(a)%	3.00(a)%	2.50(b)%	2.50(b)%	–%
Class A1 Shares	–%	–%	–%	–%	0.50(c)%

(a)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(b)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(c)	Unless you are otherwise eligible to purchase Class A1 shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.25% will be charged on Class A1 shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Annual Report	47

Statements of Operations
For the Year Ended October 31, 2023

	abrdn High Income Opportunities Fund	abrdn Infrastructure Debt Fund(a)	abrdn Intermediate Municipal Income Fund(b)	abrdn Short Duration High Yield Municipal Fund	abrdn Ultra Short Municipal Income Fund
Investment Income:
Dividend income	$145,923	$138,427	$—	$—	$—
Interest income	6,176,613	1,394,806	1,813,760	4,969,260	24,984,148
Securities lending income, net	6,152	—	—	—	—
Foreign tax withholding	—	(9,850)	—	—	—
Total Income	6,328,688	1,523,383	1,813,760	4,969,260	24,984,148
Expenses
Investment advisory fees	600,912	198,039	198,661	941,197	3,196,687
Trustee fees	13,222	4,491	6,315	—	—
Administration fees	76,285	27,161	37,395	115,840	511,470
Legal fees	20,212	12,958	13,205	69,719	135,155
Audit fees	51,611	53,151	49,611	50,730	43,110
Printing fees	21,243	14,895	12,004	12,237	33,588
Custodian fees	19,486	—	8,601	4,208	18,338
Transfer agent fees	55,278	27,994	24,572	32,370	54,232
Distribution fees Class A	149,866	29,113	11,592	25,216	276,078
Distribution fees Class A1	—	—	—	—	662
Distribution fees Class C	—	171	816	259	—
Sub-transfer agent and administrative service fees Institutional Class	22,409	21,373	13,167	65,607	400,531
Sub-transfer agent and administrative service fees Class A	59,847	17,348	2,000	5,530	70,858
Sub-transfer agent and administrative service fees Class A1	—	—	—	—	15
Sub-transfer agent and administrative service fees Class C	—	25	30	11	—
Sub-transfer agent and administrative service fees Institutional Service Class	—	6,033	—	—	—
Fund accounting fees	3,814	1,358	1,870	5,792	25,573
Registration and filing fees	32,178	50,343	51,501	20,036	52,629
Other	52,067	10,293	32,036	66,831	204,749
Total expenses before reimbursed/waived expenses	1,178,430	474,746	463,376	1,415,583	5,023,675
Interest expense (Note 9)	687	1,938	2,641	71,732	291
Total operating expenses before reimbursed/waived expenses	1,179,117	476,684	466,017	1,487,315	5,023,966
Expenses reimbursed	(310,592)	(201,396)	(215,294)	(448,911)	(1,869,917)
Net expenses	868,525	275,288	250,723	1,038,404	3,154,049
Net Investment Income	5,460,163	1,248,095	1,563,037	3,930,856	21,830,099
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(6,612,193)	65,418	(647,195)	(6,165,156)	244,302
Realized gain/(loss) on futures contracts	—	(1,098,223)	—	—	—
Realized gain/(loss) on written options	—	(480,822)	—	—	—
Realized gain/(loss) on swap contracts	—	(1,378,382)	—	—	—
Realized gain/(loss) on forward foreign currency exchange contracts	(1,166,416)	116,360	—	—	—
Realized gain/(loss) on foreign currency transactions	12,894	126,062	—	—	—
Net realized gain/(loss) from investments, futures contracts, written options, swap contracts, forward foreign currency exchange contracts and foreign currency transactions	(7,765,715)	(2,649,587)	(647,195)	(6,165,156)	244,302
Net change in unrealized appreciation/(depreciation) on investment transactions	8,046,413	(544,550)	(367,930)	4,046,132	736,462
Net change in unrealized appreciation/(depreciation) on swap contracts	—	246,979	—	—	—
Net change in unrealized appreciation/(depreciation) on futures contracts	—	(98,543)	—	—	—
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	419,980	(974,143)	—	—	— Amounts listed as “–” are $0 or round to $0. See Notes to Financial Statements.
48	2023 Annual Report

Statements of Operations  (concluded)
For the Year Ended October 31, 2023

	abrdn High Income Opportunities Fund	abrdn Infrastructure Debt Fund(a)	abrdn Intermediate Municipal Income Fund(b)	abrdn Short Duration High Yield Municipal Fund	abrdn Ultra Short Municipal Income Fund
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	$(2,186)	$36,832	$—	$—	$—
Net change in unrealized appreciation/(depreciation) from investments, swap contracts, futures contracts, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	8,464,207	(1,333,425)	(367,930)	4,046,132	736,462
Net realized/unrealized gain/(loss) from investments, written options, swaps, futures contracts, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	698,492	(3,983,012)	(1,015,125)	(2,119,024)	980,764
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,158,655	$(2,734,917)	$547,912	$1,811,832	$22,810,863

(a)	Effective February 27, 2023, Class C had zero assets. On February 27, 2023, the abrdn Infrastructure Debt Fund (formerly, abrdn Global Absolute Return Strategies Fund) ceased offering Class C Shares.
(b)	Effective April 30, 2023, Class C had zero assets. On April 30, 2023, the abrdn Intermediate Municipal Income Fund ceased offering Class C Shares.

Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Annual Report	49

Statements of Changes in Net Assets

	abrdn High Income Opportunities Fund		abrdn Infrastructure Debt Fund(a)		abrdn Intermediate Municipal Income Fund(b)
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
From Investment Activities:
Operations:
Net investment income	$5,460,163	$5,444,906	$1,248,095	$93,959	$1,563,037	$1,515,521
Net realized gain/(loss) from investments, written options, swap contracts, futures contracts, forward foreign currency exchange contracts and foreign currency transactions	(7,765,715)	(3,970,478)	(2,649,587)	(6,892,722)	(647,195)	(277,553)
Net change in unrealized appreciation/(depreciation) from investments, written options, swap contracts, futures contracts, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	8,464,207	(19,283,957)	(1,333,425)	1,044,540	(367,930)	(7,458,428)
Changes in net assets resulting from operations	6,158,655	(17,809,529)	(2,734,917)	(5,754,223)	547,912	(6,220,460)
Distributions to Shareholders From:
Distributable earnings
Class A	(4,327,145)	(3,663,466)	(80,387)	(754,555)	(142,569)	(140,410)
Class C	—	—	—	(17,763)	(1,842)	(4,679)
Institutional Service Class	—	—	(52,631)	(253,944)	(635)	(551)
Institutional Class	(2,978,763)	(2,564,748)	(162,498)	(1,692,167)	(1,418,073)	(1,372,129)
Tax return of capital
Class A	(63,974)	—	—	—	—	—
Institutional Class	(37,788)	—	—	—	—	—
Change in net assets from shareholder distributions	(7,407,670)	(6,228,214)	(295,516)	(2,718,429)	(1,563,119)	(1,517,769)
Change in net assets from capital transactions	(17,876,456)	(11,569,430)	(12,396,187)	(41,858,918)	(3,036,705)	(6,590,631)
Change in net assets	(19,125,471)	(35,607,173)	(15,426,620)	(50,331,570)	(4,051,912)	(14,328,860)
Net Assets:
Beginning of year	101,708,080	137,315,253	41,605,452	91,937,022	46,740,640	61,069,500
End of year	$82,582,609	$101,708,080	$26,178,832	$41,605,452	$42,688,728	$46,740,640

(a)	Effective February 27, 2023, Class C had zero assets. On February 27, 2023, the abrdn Infrastructure Debt Fund (formerly, abrdn Global Absolute Return Strategies Fund) ceased offering Class C Shares.
(b)	Effective April 30, 2023, Class C had zero assets. On April 30, 2023, the abrdn Intermediate Municipal Income Fund ceased offering Class C Shares.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
50	2023 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn High Income Opportunities Fund		abrdn Infrastructure Debt Fund		abrdn Intermediate Municipal Income Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Capital Transactions:
Class A Shares
Proceeds from shares issued	$12,550,100	$12,776,028	$540,392	$526,551	$37,875	$18,422
Dividends reinvested	3,958,693	3,297,835	74,480	663,592	134,281	99,019
Cost of shares redeemed	(22,096,463)	(22,032,899)	(4,112,396)	(7,625,011)	(987,906)	(450,934)
Total Class A	(5,587,670)	(5,959,036)	(3,497,524)	(6,434,868)	(815,750)	(333,493)
Class C Shares
Proceeds from shares issued	—	—	16,067	—	15,447	2,528
Dividends reinvested	—	—	—	17,763	1,797	4,679
Cost of shares redeemed	—	—	(56,036)	(386,089)	(240,948)	(68,323)
Total Class C	—	—	(39,969)	(368,326)	(223,704)	(61,116)
Institutional Service Class Shares
Proceeds from shares issued	—	—	61,691	434,256	—	—
Dividends reinvested	—	—	52,119	250,598	634	551
Cost of shares redeemed	—	—	(612,356)	(1,550,394)	(15)	(12)
Total Institutional Service Class	—	—	(498,546)	(865,540)	619	539
Institutional Class Shares
Proceeds from shares issued	12,964,796	63,863,945	236,018	977,914	639,214	446,936
Dividends reinvested	2,901,499	2,507,170	157,473	1,658,375	1,310,880	1,141,100
Cost of shares redeemed	(28,155,081)	(71,981,509)	(8,753,639)	(36,826,473)	(3,947,964)	(7,784,597)
Total Institutional Class	(12,288,786)	(5,610,394)	(8,360,148)	(34,190,184)	(1,997,870)	(6,196,561)
Change in net assets from capital transactions:	$(17,876,456)	$(11,569,430)	$(12,396,187)	$(41,858,918)	$(3,036,705)	$(6,590,631)
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Annual Report	51

Statements of Changes in Net Assets  (continued)

	abrdn High Income Opportunities Fund		abrdn Infrastructure Debt Fund		abrdn Intermediate Municipal Income Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Share Transactions:
Class A Shares
Issued	1,712,330	1,561,497	62,457	55,689	4,273	2,023
Reinvested	549,312	412,682	9,229	66,293	15,421	10,853
Redeemed	(3,022,746)	(2,698,533)	(480,449)	(773,840)	(112,774)	(47,334)
Total Class A Shares	(761,104)	(724,354)	(408,763)	(651,858)	(93,080)	(34,458)
Class C Shares
Issued	–	–	1,893	–	1,755	257
Reinvested	–	–	–	1,818	205	514
Redeemed	–	–	(6,674)	(44,685)	(27,503)	(7,189)
Total Class C Shares	–	–	(4,781)	(42,867)	(25,543)	(6,418)
Institutional Service Class Shares
Issued	–	–	7,044	45,858	–	–
Reinvested	–	–	6,359	24,836	73	61
Redeemed	–	–	(70,750)	(162,173)	(2)	(2)
Total Institutional Service Class Shares	–	–	(57,347)	(91,479)	71	59
Institutional Class Shares
Issued	1,949,629	8,717,393	26,633	100,971	72,827	49,533
Reinvested	442,174	342,010	19,024	163,065	150,491	124,513
Redeemed	(4,292,059)	(9,729,545)	(994,304)	(3,663,228)	(451,252)	(845,859)
Total Institutional Class Shares	(1,900,256)	(670,142)	(948,647)	(3,399,192)	(227,934)	(671,813)
Total change in shares:	(2,661,360)	(1,394,496)	(1,419,538)	(4,185,396)	(346,486)	(712,630)
Amounts listed as “–” are 0 or round to 0.
See Notes to Financial Statements.
52	2023 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Short Duration High Yield Municipal Fund		abrdn Ultra Short Municipal Income Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
From Investment Activities:
Operations:
Net investment income	$3,930,856	$8,521,893	$21,830,099	$5,446,809
Net realized gain/(loss) from investments	(6,165,156)	(14,412,641)	244,302	(1,209,824)
Net change in unrealized appreciation/(depreciation) from investments	4,046,132	(27,251,780)	736,462	(1,666,737)
Changes in net assets resulting from operations	1,811,832	(33,142,528)	22,810,863	2,570,248
Distributions to Shareholders From:
Distributable earnings
Class A	(258,153)	(416,033)	(3,528,612)	(691,462)
Class A1	—	—	(8,522)	(2,430)
Class C	(471)	(414)	—	—
Institutional Class	(3,788,889)	(8,124,949)	(18,266,725)	(4,742,311)
Change in net assets from shareholder distributions	(4,047,513)	(8,541,396)	(21,803,859)	(5,436,203)
Change in net assets from capital transactions	(78,674,463)	(209,708,294)	(63,905,814)	(266,309,347)
Change in net assets	(80,910,144)	(251,392,218)	(62,898,810)	(269,175,302)
Net Assets:
Beginning of year	195,230,594	446,622,812	685,960,665	955,135,967
End of year	$114,320,450	$195,230,594	$623,061,855	$685,960,665
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Annual Report	53

Statements of Changes in Net Assets  (continued)

	abrdn Short Duration High Yield Municipal Fund		abrdn Ultra Short Municipal Income Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Capital Transactions:
Class A Shares
Proceeds from shares issued	$669,608	$1,322,146	$44,677,410	$37,177,427
Dividends reinvested	248,519	405,175	3,444,983	671,735
Cost of shares redeemed	(7,335,534)	(7,030,507)	(67,386,187)	(74,784,580)
Total Class A	(6,417,407)	(5,303,186)	(19,263,794)	(36,935,418)
Class A1 Shares
Proceeds from shares issued	—	—	—	—
Dividends reinvested	—	—	8,506	2,416
Cost of shares redeemed	—	—	—	(250,283)
Total Class A1	—	—	8,506	(247,867)
Class C Shares
Proceeds from shares issued	—	2,492	—	—
Dividends reinvested	470	414	—	—
Cost of shares redeemed	(2,476)	—	—	—
Total Class C	(2,006)	2,906	—	—
Institutional Class Shares
Proceeds from shares issued	36,569,062	107,043,551	301,383,302	442,073,742
Dividends reinvested	2,130,007	5,360,263	15,482,096	3,773,158
Cost of shares redeemed	(110,954,119)	(316,811,828)	(361,515,924)	(674,972,962)
Total Institutional Class	(72,255,050)	(204,408,014)	(44,650,526)	(229,126,062)
Change in net assets from capital transactions:	$(78,674,463)	$(209,708,294)	$(63,905,814)	$(266,309,347)
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
54	2023 Annual Report

Statements of Changes in Net Assets  (concluded)

	abrdn Short Duration High Yield Municipal Fund		abrdn Ultra Short Municipal Income Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Share Transactions:
Class A Shares
Issued	73,635	132,314	4,435,893	3,693,629
Reinvested	27,225	41,925	341,958	66,770
Redeemed	(799,792)	(718,079)	(6,690,777)	(7,427,627)
Total Class A Shares	(698,932)	(543,840)	(1,912,926)	(3,667,228)
Class A1 Shares
Issued	–	–	–	–
Reinvested	–	–	844	240
Redeemed	–	–	–	(24,854)
Total Class A1 Shares	–	–	844	(24,614)
Class C Shares
Issued	–	268	–	–
Reinvested	51	43	–	–
Redeemed	(270)	–	–	–
Total Class C Shares	(219)	311	–	–
Institutional Class Shares
Issued	4,000,689	10,858,475	30,086,344	44,161,941
Reinvested	233,376	550,123	1,545,320	377,171
Redeemed	(12,147,421)	(32,819,086)	(36,091,198)	(67,415,367)
Total Institutional Class Shares	(7,913,356)	(21,410,488)	(4,459,534)	(22,876,255)
Total change in shares:	(8,612,507)	(21,954,017)	(6,371,616)	(26,568,097)

Amounts listed as “–” are 0 or round to 0.
See Notes to Financial Statements.
2023 Annual Report	55

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn High Income Opportunities Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2023	$7.18	$0.41	$0.04	$ 0.45	$ (0.52)	$ (0.01)	$ (0.53)	$ 7.10
Year Ended October 31, 2022	8.84	0.38	(1.63)	(1.25)	(0.41)	–	(0.41)	7.18
Year Ended October 31, 2021	8.45	0.39	0.40	0.79	(0.40)	–	(0.40)	8.84
Year Ended October 31, 2020	8.71	0.40	(0.28)	0.12	(0.38)	–	(0.38)	8.45
Year Ended October 31, 2019	8.74	0.44	0.19	0.63	(0.58)	(0.08)	(0.66)	8.71
Institutional Class Shares
Year Ended October 31, 2023	6.57	0.39	0.04	0.43	(0.55)	(0.01)	(0.56)	6.44
Year Ended October 31, 2022	8.13	0.36	(1.48)	(1.12)	(0.44)	–	(0.44)	6.57
Year Ended October 31, 2021	7.81	0.38	0.37	0.75	(0.43)	–	(0.43)	8.13
Year Ended October 31, 2020	8.08	0.39	(0.25)	0.14	(0.41)	–	(0.41)	7.81
Year Ended October 31, 2019	8.16	0.43	0.17	0.60	(0.61)	(0.07)	(0.68)	8.08

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Includes interest expense that amounts to less than 0.01%.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
56	2023 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn High Income Opportunities Fund  (concluded)
	Ratios/Supplemental Data
Total Return	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (c)

6.45%	$ 55,312	1.00%(d)	1.34%(d)	5.64%	74.58%
(14.49%)	61,410	1.00%	1.41%	4.73%	96.73%
9.46%	81,980	1.00%	1.40%	4.41%	98.16%
1.55%	87,358	1.00%(d)	1.45%(d)	4.76%	99.46%
7.65%	116,126	1.00%(d)	1.33%(d)	5.14%	98.17%

6.69%	27,270	0.75%(d)	1.05%(d)	5.87%	74.58%
(14.20%)	40,298	0.75%	1.11%	4.94%	96.73%
9.73%	55,335	0.75%	1.09%	4.65%	98.16%
1.86%	58,237	0.75%(d)	1.10%(d)	5.01%	99.46%
7.91%	101,888	0.75%(d)	1.05%(d)	5.39%	98.17%
2023 Annual Report	57

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Infrastructure Debt Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2023	$8.83	$0.30	$(1.07)	$ (0.77)	$ (0.07)	$ –	$ (0.07)	$ 7.99
Year Ended October 31, 2022	10.29	(–)(g)	(1.07)	(1.07)	(0.02)	(0.37)	(0.39)	8.83
Year Ended October 31, 2021	10.29	(0.03)	0.05	0.02	(0.02)	–	(0.02)	10.29
Year Ended October 31, 2020	10.13	0.04	0.29	0.33	(0.17)	–	(0.17)	10.29
Year Ended October 31, 2019	10.41	0.17	0.25	0.42	(0.60)	(0.10)	(0.70)	10.13
Institutional Service Class Shares
Year Ended October 31, 2023	8.92	0.33	(1.08)	(0.75)	(0.10)	–	(0.10)	8.07
Year Ended October 31, 2022	10.36	0.02	(1.08)	(1.06)	(0.01)	(0.37)	(0.38)	8.92
Year Ended October 31, 2021	10.35	(0.02)	0.06	0.04	(0.03)	–	(0.03)	10.36
Year Ended October 31, 2020	10.20	0.06	0.29	0.35	(0.20)	–	(0.20)	10.35
Year Ended October 31, 2019	10.47	0.19	0.27	0.46	(0.63)	(0.10)	(0.73)	10.20
Institutional Class Shares
Year Ended October 31, 2023	9.00	0.33	(1.08)	(0.75)	(0.10)	–	(0.10)	8.15
Year Ended October 31, 2022	10.44	0.03	(1.07)	(1.04)	(0.03)	(0.37)	(0.40)	9.00
Year Ended October 31, 2021	10.43	(–)(g)	0.05	0.05	(0.04)	–	(0.04)	10.44
Year Ended October 31, 2020	10.30	0.08	0.26	0.34	(0.21)	–	(0.21)	10.43
Year Ended October 31, 2019	10.55	0.20	0.27	0.47	(0.62)	(0.10)	(0.72)	10.30

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(f)	Interest expense is less than 0.001%.
(g)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
58	2023 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Infrastructure Debt Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

(8.71%)(e)	$ 9,017	1.05%(f)	1.58%(f)	3.45%	140.60%
(10.81%)(e)	13,569	1.04%	1.86%	(0.05%)	180.82%
0.18%	22,522	0.96%	2.93%	(0.31%)	424.59%
3.26%	1,078	0.97%(f)	2.52%(f)	0.35%	238.35%
4.41%	802	1.18%(f)	3.04%(f)	1.69%	53.05%

(8.41%)(e)	4,198	0.78%(f)	1.31%(f)	3.80%	140.60%
(10.62%)(e)	5,153	0.78%	1.60%	0.23%	180.82%
0.33%(e)	6,929	0.78%	2.75%	(0.20%)	424.59%
3.45%(e)	8,148	0.80%(f)	2.35%(f)	0.62%	238.35%
4.72%	8,934	1.00%(f)	2.86%(f)	1.86%	53.05%

(8.35%)(e)	12,964	0.66%(f)	1.31%(f)	3.80%	140.60%
(10.42%)(e)	22,843	0.65%	1.58%	0.26%	180.82%
0.46%	62,007	0.65%	2.65%	(0.04%)	424.59%
3.34%(e)	11,885	0.66%(f)	2.24%(f)	0.74%	238.35%
4.82%(e)	2,876	0.86%(f)	2.84%(f)	1.98%	53.05%
2023 Annual Report	59

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Intermediate Municipal Income Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2023	$8.50	$0.27	$(0.21)	$ 0.06	$ (0.27)	$ –	$ (0.27)	$ 8.29
Year Ended October 31, 2022	9.83	0.24	(1.33)	(1.09)	(0.24)	–	(0.24)	8.50
Year Ended October 31, 2021	9.73	0.24	0.12	0.36	(0.24)	(0.02)	(0.26)	9.83
Year Ended October 31, 2020	9.92	0.26	(0.18)	0.08	(0.26)	(0.01)	(0.27)	9.73
Year Ended October 31, 2019	9.54	0.28	0.38	0.66	(0.28)	–(f)	(0.28)	9.92
Institutional Service Class Shares
Year Ended October 31, 2023	8.51	0.29	(0.21)	0.08	(0.30)	–	(0.30)	8.29
Year Ended October 31, 2022	9.84	0.27	(1.34)	(1.07)	(0.26)	–	(0.26)	8.51
Year Ended October 31, 2021	9.74	0.26	0.12	0.38	(0.26)	(0.02)	(0.28)	9.84
Year Ended October 31, 2020	9.93	0.28	(0.18)	0.10	(0.28)	(0.01)	(0.29)	9.74
Year Ended October 31, 2019	9.54	0.30	0.40	0.70	(0.31)	–(f)	(0.31)	9.93
Institutional Class Shares
Year Ended October 31, 2023	8.51	0.30	(0.22)	0.08	(0.30)	–	(0.30)	8.29
Year Ended October 31, 2022	9.84	0.26	(1.33)	(1.07)	(0.26)	–	(0.26)	8.51
Year Ended October 31, 2021	9.74	0.26	0.12	0.38	(0.26)	(0.02)	(0.28)	9.84
Year Ended October 31, 2020	9.93	0.28	(0.18)	0.10	(0.28)	(0.01)	(0.29)	9.74
Year Ended October 31, 2019	9.55	0.30	0.39	0.69	(0.31)	–(f)	(0.31)	9.93

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Interest expense is less than 0.001%.
(f)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
60	2023 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Intermediate Municipal Income Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

0.59%	$ 4,024	0.80%(e)	1.23%(e)	3.07%	79.85%
(11.24%)	4,919	0.76%(e)	1.13%(e)	2.59%	20.98%
3.62%	6,028	0.76%	1.12%	2.38%	53.74%
0.83%	6,670	0.76%(e)	1.09%(e)	2.63%	55.63%
7.05%	7,526	0.76%(e)	1.16%(e)	2.84%	58.33%

0.77%	18	0.51%(e)	0.94%(e)	3.36%	79.85%
(10.98%)	18	0.50%(e)	0.87%(e)	2.87%	20.98%
3.90%	20	0.50%	0.86%	2.64%	53.74%
1.09%	20	0.50%(e)	0.83%(e)	2.87%	55.63%
7.43%	19	0.50%(e)	0.90%(e)	3.10%	58.33%

0.77%	38,647	0.51%(e)	0.97%(e)	3.38%	79.85%
(10.99%)	41,587	0.50%(e)	0.88%(e)	2.84%	20.98%
3.90%	54,707	0.50%	0.87%	2.64%	53.74%
1.10%	58,015	0.50%(e)	0.84%(e)	2.89%	55.63%
7.32%	63,256	0.50%(e)	0.90%(e)	3.11%	58.33%
2023 Annual Report	61

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Short Duration High Yield Municipal Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)
Class A Shares
Year Ended October 31, 2023	$9.05	$0.23	$(0.22)	$ 0.01	$ (0.24)	$ (0.24)	$ 8.82	–(e)
Year Ended October 31, 2022	10.26	0.22	(1.20)	(0.98)	(0.23)	(0.23)	9.05	(9.71%)
Year Ended October 31, 2021	9.99	0.22	0.27	0.49	(0.22)	(0.22)	10.26	4.92%
Year Ended October 31, 2020	10.25	0.29	(0.27)	0.02	(0.28)	(0.28)	9.99	0.25%
Year Ended October 31, 2019	10.07	0.30	0.18	0.48	(0.30)	(0.30)	10.25	4.78%
Class C Shares
Year Ended October 31, 2023	9.05	0.16	(0.21)	(0.05)	(0.17)	(0.17)	8.83	(0.63%)(g)
Year Ended October 31, 2022	10.27	0.15	(1.22)	(1.07)	(0.15)	(0.15)	9.05	(10.47%)(g)
Year Ended October 31, 2021(h)	10.13	0.12	0.14	0.26	(0.12)	(0.12)	10.27	2.52%
Institutional Class Shares
Year Ended October 31, 2023	9.05	0.25	(0.22)	0.03	(0.26)	(0.26)	8.82	0.25%
Year Ended October 31, 2022	10.26	0.24	(1.20)	(0.96)	(0.25)	(0.25)	9.05	(9.48%)
Year Ended October 31, 2021	9.99	0.24	0.27	0.51	(0.24)	(0.24)	10.26	5.18%
Year Ended October 31, 2020	10.25	0.31	(0.26)	0.05	(0.31)	(0.31)	9.99	0.51%
Year Ended October 31, 2019	10.07	0.32	0.18	0.50	(0.32)	(0.32)	10.25	5.05%

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Amount is less than 0.005%.
(f)	Includes interest expense that amounts to 0.05% for the year ended October 31, 2023. Includes interest expense that amounts to 0.03% for the year ended October 31, 2022. Includes interest expense that amounts to less than 0.01% for the year ended October 31, 2020.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	For the period from December 21, 2020 (commencement of operations) through October 31, 2021.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
62	2023 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Short Duration High Yield Municipal Fund  (concluded)
Ratios/Supplemental Data
Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

$ 7,871	0.95%(f)	1.26%(f)	2.48%	57.71%
14,399	0.93%(f)	1.17%(f)	2.27%	57.98%
21,907	0.90%	1.14%	2.14%	95.56%
22,417	0.90%(f)	1.12%(f)	2.84%	149.01%
27,577	0.90%	1.13%	2.96%	104.52%

24	1.70%(f)	2.01%(f)	1.73%	57.71%
27	1.68%(f)	1.87%(f)	1.57%	57.98%
27	1.65%	1.86%	1.33%	95.56%

106,425	0.70%(f)	1.01%(f)	2.73%	57.71%
180,805	0.68%(f)	0.90%(f)	2.49%	57.98%
424,689	0.65%	0.88%	2.37%	95.56%
270,153	0.65%(f)	0.87%(f)	3.07%	149.01%
229,716	0.65%	0.90%	3.19%	104.52%

2023 Annual Report	63

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Ultra Short Municipal Income Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)
Class A Shares
Year Ended October 31, 2023	$10.06	$0.32(d)	$0.01	$ 0.33	$ (0.32)	$ (0.32)	$ 10.07	3.36%
Year Ended October 31, 2022	10.09	0.05(d)	(0.02)	0.03	(0.06)	(0.06)	10.06	0.30%
Year Ended October 31, 2021	10.09	–(d)(f)	(–)(f)	(–)(f)	–(f)	–(f)	10.09	0.02%
Year Ended October 31, 2020	10.10	0.07(d)	–(f)	0.07	(0.08)	(0.08)	10.09	0.69%
Year Ended October 31, 2019	10.09	0.13(d)	0.01	0.14	(0.13)	(0.13)	10.10	1.36%
Class A1 Shares
Year Ended October 31, 2023	10.06	0.32(d)	0.02	0.34	(0.32)	(0.32)	10.08	3.47%
Year Ended October 31, 2022	10.10	0.05(d)	(0.03)	0.02	(0.06)	(0.06)	10.06	0.20%
Year Ended October 31, 2021	10.10	–(d)(f)	(–)(f)	(–)(f)	–(f)	–(f)	10.10	0.02%
Year Ended October 31, 2020	10.10	0.03(d)	0.05	0.08	(0.08)	(0.08)	10.10	0.79%
Year Ended October 31, 2019(g)	10.10	0.08	–(f)	0.08	(0.08)	(0.08)	10.10	0.81%
Institutional Class Shares
Year Ended October 31, 2023	10.00	0.35(d)	0.02	0.37	(0.35)	(0.35)	10.02	3.73%
Year Ended October 31, 2022	10.04	0.07(d)	(0.03)	0.04	(0.08)	(0.08)	10.00	0.37%
Year Ended October 31, 2021	10.03	0.01(d)	0.01	0.02	(0.01)	(0.01)	10.04	0.21%
Year Ended October 31, 2020	10.04	0.10(d)	(0.01)	0.09	(0.10)	(0.10)	10.03	0.94%
Year Ended October 31, 2019	10.04	0.15(d)	–	0.15	(0.15)	(0.15)	10.04	1.51%

(a)	Excludes sales charge.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Net investment income/(loss) is based on average shares outstanding during the period.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
(g)	For the period from February 28, 2019 (commencement of operations) through October 31, 2019.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
64	2023 Annual Report

Financial Highlights  (concluded)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Ultra Short Municipal Income Fund  (concluded)
Ratios/Supplemental Data
Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (c)

$ 104,837	0.70%(e)	0.98%(e)	3.22%	231.34%
123,920	0.60%(e)	0.95%(e)	0.52%	320.87%
161,362	0.54%(e)	0.96%(e)	0.02%	261.23%
263,068	0.70%(e)	0.94%(e)	0.72%	299.40%
204,501	0.70%	0.95%	1.25%	231.49%

270	0.70%(e)	0.92%(e)	3.22%	231.34%
261	0.60%(e)	0.89%(e)	0.52%	320.87%
510	0.54%(e)	0.89%(e)	0.02%	261.23%
558	0.70%(e)	0.90%(e)	0.34%	299.40%
35	0.70%	0.94%	1.13%	231.49%

517,955	0.45%(e)	0.74%(e)	3.46%	231.34%
561,780	0.44%(e)	0.71%(e)	0.71%	320.87%
793,264	0.45%(e)	0.71%(e)	0.11%	261.23%
928,424	0.45%(e)	0.71%(e)	0.98%	299.40%
680,881	0.45%	0.72%	1.50%	231.49%

2023 Annual Report	65

Notes to Financial Statements
October 31, 2023

1.  Organization
abrdn Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2023, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2023, the Trust operated nineteen (19) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (each a “Fund”; collectively, the “Funds”):
•	abrdn High Income Opportunities Fund (formerly, abrdn Global High Income Fund) (“High Income Opportunities Fund”)
•	abrdn Infrastructure Debt Fund (formerly, abrdn Global Absolute Return Strategies Fund) ("Infrastructure Debt Fund")
•	abrdn Intermediate Municipal Income Fund ("Intermediate Municipal Income Fund")
•	abrdn Short Duration High Yield Municipal Fund ("Short Duration High Yield Municipal Fund")
•	abrdn Ultra Short Municipal Income Fund ("Ultra Short Municipal Income Fund")
2.  Summary of Significant Accounting Policies
The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.
a.	Security Valuation:
The Funds value their securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Funds' Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the "Board") designated abrdn Inc. ("abrdn" or the "Adviser") as the valuation designee ("Valuation Designee") for the Funds to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time (defined above). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
66	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold.
Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser as Valuation Designee generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
Derivative instruments are generally valued according to the following procedures. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). Exchange-traded options are valued at the last quoted sales price. In the absence of a sales price, options are valued at the mean of the bid/ask price quoted at the close on the exchange on which the options trade. When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Adviser may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
•	Level 1 - quoted prices (unadjusted) in active markets for identical investments;
•	Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
•	Level 3 - significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).
2023 Annual Report	67

Notes to Financial Statements  (continued)
October 31, 2023

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
Forward foreign currency contracts	Forward exchange rate quotations.
The following is a summary of the inputs used as of October 31, 2023 in valuing the Funds' investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Statements of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
High Income Opportunities Fund
Assets
Investments in Securities
Corporate Bonds	$–	$78,813,001	$–	$78,813,001
Exchange-Traded Funds	1,082,890	–	–	1,082,890
Short-Term Investment	1,216,602	–	–	1,216,602
Total Investments	$2,299,492	$78,813,001	$–	$81,112,493
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$90,839	$–	$90,839
Total Investment Assets	$2,299,492	$78,903,840	$–	$81,203,332
Infrastructure Debt Fund
Assets
Investments in Securities
Corporate Bonds	$–	$9,821,532	$–	$9,821,532
Municipal Bonds	–	16,431,853	–	16,431,853
Total Investments	$–	$26,253,385	$–	$26,253,385
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$13,865	$–	$13,865
Total Investment Assets	$–	$26,267,250	$–	$26,267,250
Liabilities
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$(1,368)	$–	$(1,368)
Total Investment Liabilities	$–	$(1,368)	$–	$(1,368)
Intermediate Municipal Income Fund
Assets
Investments in Securities
Municipal Bonds	$–	$42,210,946	$–	$42,210,946
Short-Term Investment	93,899	–	–	93,899
Total Investments	$93,899	$42,210,946	$–	$42,304,845
Total Investment Assets	$93,899	$42,210,946	$–	$42,304,845
68	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Short Duration High Yield Municipal Fund
Assets
Investments in Securities
Municipal Bonds	$–	$113,757,388	$–	$113,757,388
Total Investments	$–	$113,757,388	$–	$113,757,388
Total Investment Assets	$–	$113,757,388	$–	$113,757,388
Ultra Short Municipal Income Fund
Assets
Investments in Securities
Municipal Bonds	$–	$621,014,594	$–	$621,014,594
Short-Term Investment	156,001	–	–	156,001
Total Investments	$156,001	$621,014,594	$–	$621,170,595
Total Investment Assets	$156,001	$621,014,594	$–	$621,170,595
Amounts listed as “–” are $0 or round to $0.
b.	Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended . Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.	Foreign Currency Translation:
Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.
d.	Derivative Financial Instruments:
Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.
The forward contract is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.
2023 Annual Report	69

Notes to Financial Statements  (continued)
October 31, 2023

These realized and unrealized gains and losses are reported on the Statement of Operations. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates.
While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.
Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.
Futures Contracts
Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered.
Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as initial margin. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.
A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.
There are significant risks associated with a Fund's use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of a Fund's investment manager and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by a Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.
During the fiscal year ended October 31, 2023, the Infrastructure Debt Fund invested in futures for both investment and hedging purposes.
Options
Options are instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. An option is out-of-the money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security or instrument. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.
For the fiscal year ended October 31, 2023, the Infrastructure Debt Fund invested in options for both investment and hedging purposes.
70	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.
Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd – Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, a Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.
Entering into swap agreements involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds' maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Funds to cover the Funds' exposure to the counterparty.
Interest Rate Swaps
A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund and changes in the value of swap contracts are recorded as unrealized gains or losses.
During the fiscal year ended October 31, 2023, the Infrastructure Debt Fund held interest rate swaps to implement investment views and hedge interest rate risk.
Credit Default Swaps
A credit default swap is an agreement whereby one party, the buyer, is obligated to pay the other party, the seller, a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issues (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.
During the fiscal year ended October 31, 2023, the Infrastructure Debt Fund held credit default swaps to implement investment views and hedge the Fund’s exposure to the credit market.
Summary of Derivative Instruments
Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2023:

2023 Annual Report	71

Notes to Financial Statements  (continued)
October 31, 2023

Amounts listed as “–” are $0 or round to $0.
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other	Total
High Income Opportunities Fund
Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$–	$90,839	$–	$–	$–	$–	$90,839
Total	$–	$90,839	$–	$–	$–	$–	$90,839
Infrastructure Debt Fund
Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$–	$13,865	$–	$–	$–	$–	$13,865
Total	$–	$13,865	$–	$–	$–	$–	$13,865
Liabilities:
Unrealized depreciation on:
Forward Foreign Currency Exchange Contracts	$–	$1,368	$–	$–	$–	$–	$1,368
Total	$–	$1,368	$–	$–	$–	$–	$1,368
Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of October 31, 2023 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description	Assets				Liabilities
High Income Opportunities Fund
Foreign Currency Exchange Contracts
UBS AG	$90,839	$–	$–	$90,839	$–	$–	$–	$–
Amounts listed as “–” are $0 or round to $0.
72	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description	Assets				Liabilities
Infrastructure Debt Fund
Foreign Currency Exchange Contracts
Barclays Bank PLC	$–	$–	$–	$–	$21	$–	$–	$21
Citibank N.A.	–	–	–	–	175	–	–	175
HSBC Bank PLC	7,166	–	–	7,166	–	–	–	–
JPMorgan Chase Bank N.A.	53	–	–	53	–	–	–	–
Morgan Stanley & Co.	–	–	–	–	1,172	–	–	1,172
UBS AG	6,646	–	–	6,646	–	–	–	–
Amounts listed as “–” are $0 or round to $0.
The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended October 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
High Income Opportunities Fund
Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain/(loss) on:
Forward Currency Contracts	$–	$(1,166,416)	$–	$–	$–	$(1,166,416)
Total	$–	$(1,166,416)	$–	$–	$–	$(1,166,416)
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation/(depreciation) of:
Forward Currency Contracts	$–	$419,980	$–	$–	$–	$419,980
Total	$–	$419,980	$–	$–	$–	$419,980
Infrastructure Debt Fund
Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain/(loss) on:
Purchased Options	$85,751	$(39,559)	$–	$(661,232)	$–	$(615,040)
Futures Contracts	(715,931)	–	–	(382,292)	–	(1,098,223)
Forward Currency Contracts	–	116,360	–	–	–	116,360
Swap Contracts	(751,603)	–	(61,477)	(565,302)	–	(1,378,382)
Written Options	–	9,778	–	200,505	–	210,283
Written Swaption Contracts	(691,105)	–	–	–	–	(691,105)
Total	$(2,072,888)	$86,579	$(61,477)	$(1,408,321)	$–	$(3,456,107)
2023 Annual Report	73

Notes to Financial Statements  (continued)
October 31, 2023

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation/(depreciation) of:
Futures Contracts	$359,911	$–	$–	$(458,454)	$–	$(98,543)
Forward Currency Contracts	–	(974,143)	–	–	–	(974,143)
Swap Contracts	346,393	–	14,353	(113,767)	–	246,979
Total	$706,304	$(974,143)	$14,353	$(572,221)	$–	$(825,707)
Amounts listed as “–” are $0 or round to $0.
Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2023. The table below summarizes the weighted average values of derivatives holdings by the Funds during the fiscal year ended October 31, 2023.
Derivative	Average Notional Value
High Income Opportunities Fund
Foreign Currency Contracts Purchased	$1,893,628
Foreign Currency Contracts Sold	$23,706,854
Infrastructure Debt Fund
Purchased Options Contracts	$502,058
Long Futures Contracts	$11,530,953
Short Futures Contracts	$(10,898,454)
Written Options Contracts	$144,447
Swap Contracts at Notional Amount	$282,596,433
Foreign Currency Contracts Purchased	$27,573,273
Foreign Currency Contracts Sold	$38,300,471
e.	Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.
Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each Fund as of the month end. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.
f.	Distributions:
Distributions from net investment income, if any, are declared daily and paid monthly for the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and the Ultra Short Municipal Income Fund. Distributions from net investment income, if any, are declared and paid monthly for the High Income Opportunities Fund and the Infrastructure Debt Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.
74	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for foreign currencies and loss deferrals.
g.	Federal Income Taxes:
Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds' U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.
h.	Foreign Withholding Tax:
Interest income from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Funds file for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. Foreign tax authorities can examine previously filed withholding tax reclaims for various periods of time, depending on the statute of limitations in each foreign jurisdiction. In some cases, amounts that have been refunded by foreign tax authorities and received by the Funds are still subject to such review.
In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.
In addition, when the Funds sell securities within certain countries in which they invest, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Funds accrue deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.
i.	Securities Lending:
Through an agreement with Securities Finance Trust Company as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.
Income generated from securities lending includes the difference between (i) the sum of income received from the investment of collateral received from the borrowers that are counterparties to loans, loan fees received from loans, and fees paid by borrower on loans collateralized with collateral other than cash collateral; and ii) any rebate paid to a borrower, and any other allocable fees and expenses in connection with loans of securities. All income is accrued daily and is apportioned 90% to the Funds and 10% to the Lending Agent.
The Funds continue to own the loaned securities and continue to recognize unrealized gains and losses on the securities on loan. However, securities lending involves certain risks, including the event of default or insolvency of the borrower, and possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and therefore, this amount is not presented on the Funds’ Statements of Investments.
At October 31, 2023, the Funds did not have any securities on loan.
3.  Agreements and Transactions with Affiliates
a.	Investment Adviser:
Under the Investment Advisory Agreement with the Trust, the Adviser manages the Funds in accordance with the policies and procedures established by the Board.
2023 Annual Report	75

Notes to Financial Statements  (continued)
October 31, 2023

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
High Income Opportunities Fund	Up to $500 million	0.550%
	$500 million up to $1 billion	0.525%
	On $1 billion and more	0.500%
Infrastructure Debt Fund	Up to $500 million	0.500%
	$500 million up to $1 billion	0.475%
	On $1 billion and more	0.450%
Intermediate Municipal Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%
Short Duration High Yield Municipal Fund	Up to $250 million	0.650%
	On $250 million and more	0.600%
Ultra Short Municipal Income Fund	Up to $2.5 billion	0.500%
	On $2.5 billion and more	0.450%
The Adviser has engaged the services of affiliate abrdn Investments Limited (on behalf of Infrastructure Debt Fund) as subadviser (the “Subadviser”) pursuant to a subadvisory agreements. The Subadviser manages a portion of the Fund’s investments and has the responsibility for making all investment decisions for the portion of such Fund’s assets they manage. Pursuant to the subadvisory agreement, the Adviser pays fees to the Subadviser.
The Trust and abrdn have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. For the Intermediate Municipal Income Fund, the Short Duration High Yield Municipal Fund and the Ultra Short Municipal Income Fund this contractual limitation may not be terminated before February 29, 2024 without the approval of the Trustees who are not “interested persons” of the Trust, as such term is defined by the 1940 Act (the “Independent Trustees”). For the High Income Opportunities Fund and the Infrastructure Debt Fund this contractual limitation may not be terminated before February 28, 2025 without the approval of the Independent Trustees. For the Intermediate Municipal Income Fund and the Infrastructure Debt Fund, this limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Expense Limitation Agreement with respect to the High Income Opportunities Fund limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, and Rule 12b-1 fees for Class A shares and extraordinary expenses. The Expense Limitation Agreements with respect to the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses.
Fund	Limit
High Income Opportunities Fund	0.70%
Infrastructure Debt Fund	0.65%
Intermediate Municipal Income Fund	0.50%

Fund	Class A Limit	Class A1 Limit	Class C Limit	Institutional Class Limit
Short Duration High Yield Municipal Fund	0.90%	–	1.65%	0.65%
Ultra Short Municipal Income Fund	0.70%	0.70%	–	0.45%
Amounts listed as “–” are $0 or round to $0.
abrdn may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreements as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the
76	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).  Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by abrdn is not permitted.
As of October 31, 2023, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to abrdn for each Fund, based on expenses reimbursed by abrdn, including adjustments described above, would be:
Fund	Amount Fiscal Year 2021 (Expires 10/31/24)	Amount Fiscal Year 2022 (Expires 10/31/25)	Amount Fiscal Year 2023 (Expires 10/31/26)	Total*
High Income Opportunities Fund	$562,810	$439,426	$310,592	$1,312,828
Infrastructure Debt Fund	540,814	507,424	201,396	1,249,634
Intermediate Municipal Income Fund	233,143	206,321	215,294	654,758
Short Duration High Yield Municipal Fund	812,551	760,410	448,911	2,021,872
Ultra Short Municipal Income Fund	2,920,672	2,289,342	1,869,917	7,079,931

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
In accordance with the Funds’ Expense Limitation Agreements and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at October 31, 2023, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.
In addition, the Trust and abrdn have entered into a Voluntary Expense Limitation and Reimbursement Agreement (“Voluntary Expense Limitation”) pursuant to which abrdn has agreed to pay, waive or absorb the ordinary operating expenses of any class of the Ultra Short Municipal Income Fund (including 12b-1 fees, administrative services fees and other class-specific expenses, but excluding advisory fees, custody fees, interest, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and all other fund-level expenses), on each day for which a distribution is to be declared to the extent possible and necessary to ensure that the amount declared and ultimately distributed is not less than an annualized rate of 2 basis points, calculated on a daily basis for that class on that day. This Voluntary Expense Limitation may be terminated at any time upon notice by abrdn. The Voluntary Expense Limitation is not subject to recoupment and the Ultra Short Municipal Income Fund shall not reimburse any fees waived under the Voluntary Expense Limitation.
b.	Fund Administration:
Under the terms of the Fund Administration Agreement, abrdn provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays abrdn an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with abrdn, State Street Bank and Trust Company ("State Street") provides sub-administration services with respect to the Funds. abrdn pays State Street for providing such services.
c.	Distributor and Shareholder Servicing:
The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.
The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts, based on the total net assets of each, respective class:

Fund	Class A Shares	Class A1 Shares	Class C Shares(a)
High Income Opportunities Fund	0.25%	–	–
Infrastructure Debt Fund	0.25%	–	–
2023 Annual Report	77

Notes to Financial Statements  (continued)
October 31, 2023

Fund	Class A Shares	Class A1 Shares	Class C Shares(a)
Intermediate Municipal Income Fund	0.25%	–	–
Short Duration High Yield Municipal Fund	0.25%	–	1.00%
Ultra Short Municipal Income Fund	0.25%	0.25%	–
Amounts listed as “–” are 0% or round to 0%.
(a)	0.25% of which is service fees.
The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.
Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1.00% imposed on certain redemptions of Class C (and up to 1.00% for certain Class A) shares.
The Distributor re-allows to dealer 2.50% of sales charges on Class A shares of the High Income Opportunities Fund and Infrastructure Debt Fund; 2.00% of sales charges on Class A shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund; and 0.50% of sales charges on Class A1 of the Ultra Short Municipal Income Fund. In addition, the Distributor or Adviser may compensate broker dealers or financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% on sales of Class C shares, which have a maximum CDSC of 1.00% (the CDSC assessed on sales within one year of purchase). The amount the Distributor retained for commissions from front-end sales charges and CDSC fees for the fiscal year ended October 31, 2023 was as follows:
Fund	Commissions Retained from Front-End Sales Charges of Class A Shares	Commissions Retained from CDSC Fees of Class C (Certain Class A) Shares
High Income Opportunities Fund	$539	$–
Infrastructure Debt Fund	15	–
Intermediate Municipal Income Fund	32	–
Short Duration High Yield Municipal Fund	500	1,242
Ultra Short Municipal Income Fund	–	–
Total Retained	$1,086	$ 1,242
Amounts listed as “–” are $0 or round to $0.
d.	Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses
The Funds may pay and/or reimburse administrative services fees/sub-transfer agent expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.
Class A, Class A1, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual sub-transfer agent and administrative services fee of 0.25% for Class A, Class A1, Class R and Institutional Service Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 29, 2024 (or February 28, 2025 for the High Income Opportunities Fund and Infrastructure Debt Fund), the administrative service fee is limited to a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof. Class C and Institutional Class shares may also pay for the services described above directly as these classes are not subject to an Administrative Services Plan.
78	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

The aggregate amount of sub-transfer agent and administrative service fees paid during the fiscal year ended October 31, 2023 was as follows:

Fund	Class A	Class A1	Class C	Institutional Service	Institutional
High Income Opportunities Fund	$59,847	$–	$–	$–	$22,409
Infrastructure Debt Fund	17,348	–	25	6,033	21,373
Intermediate Municipal Income Fund	2,000	–	30	–	13,167
Short Duration High Yield Municipal Fund	5,530	–	11	–	65,607
Ultra Short Municipal Income Fund	70,858	15	–	–	400,531
Amounts listed as “–” are $0 or round to $0.
e.	Purchase/Sale Transactions Between Affiliates
The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the year ended October 31, 2023, the Intermediate Municipal Income Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 for the amount of $4,001,627 and $5,006,182, respectively. During the year ended October 31, 2023, the Short Duration High Yield Municipal Fund engaged in sales of securities pursuant to Rule 17a-7 for the amount of $9,496,485. During the year ended October 31, 2023, the Ultra Short Municipal Income Fund engaged in purchases of securities pursuant to Rule 17a-7 for the amount of $8,501,040. No other Funds engaged in these trades.
4.  Investment Transactions
Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2023, were as follows:
Fund	Purchases	Sales
High Income Opportunities Fund	$67,990,185	$86,011,225
Infrastructure Debt Fund	38,602,362	21,463,323
Intermediate Municipal Income Fund	36,951,888	39,335,837
Short Duration High Yield Municipal Fund	83,570,941	160,311,148
Ultra Short Municipal Income Fund	1,369,473,594	1,445,845,273
5.  Portfolio Investment Risks
a.	Bank Loan Risk
The High Income Opportunities Fund may buy or sell bank loans. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. Bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect a Fund’s returns.
b.	Cybersecurity Risk
Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause each Fund, the Adviser and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
2023 Annual Report	79

Notes to Financial Statements  (continued)
October 31, 2023

c.	Derivatives Risk (including Options, Futures and Swaps)
Certain Funds are subject to Derivatives Risk. Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.
Speculative Exposure Risk. To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.
Hedged Exposure Risk. Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
Correlation Risk. The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.
Counterparty Risk. Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.
Other Derivatives Risks. Fixed income derivatives are subject to interest rate risk. In addition, certain derivatives may be subject to illiquid securities risk, mispricing or valuation complexity, market risk and management risk. The Fund may need to sell portfolio securities at inopportune times to satisfy margin or payment obligations under derivatives investments. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.
d.	Emerging Markets Risk
The risks of investing in emerging markets countries are a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).
e.	Fixed Income Securities Risk
Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
f.	Foreign Currency Exposure Risk
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
g.	Foreign Securities Risk
Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Russia/Ukraine Risk. In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments.
80	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

h.	Green, Social and Sustainability Bond Risk
The Infrastructure Debt Fund’s performance may differ from the performance of other funds that do not invest green, social and sustainability bonds because the Fund’s investment strategy may select or exclude securities of certain issuers for reasons in addition to performance. Investing in green, social and sustainability bonds is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Adviser or any judgment exercised by the Adviser will reflect the opinions of any particular investor.
i.	High-Yield Bonds and Other Lower-Rated Securities Risk
A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
j.	Illiquid Securities Risk
Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.
The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonably foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.
k.	Impact of Large Redemptions and Purchases of Fund Shares
Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to a Fund until the sales of portfolio securities necessary to cover the redemption request settle.
l.	Infrastructure-Related Investments Risk
Because the Infrastructure Debt Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
m.	Interest Rate Risk
Each Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in each Fund’s net assets. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates. The Fund may be subject to increased interest rate risk due to recent interest rate hikes.
2023 Annual Report	81

Notes to Financial Statements  (continued)
October 31, 2023

n.	Issuer Risk
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.
o.	Management Risk
Each Fund is subject to the risk that the Adviser or Subadviser (as applicable) may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for a Fund and there can be no guarantee that these decisions will achieve the desired results for a Fund. In addition, the Adviser or Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
p.	Market Risk
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:
•	corporate earnings;
•	production;
•	management;
•	sales; and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.
Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.
In addition, as noted above, uncertainties remain relating to certain aspects of the United Kingdom’s future economic, trading and legal relationships with the European Union and with other countries.
Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates.
Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, war, terrorism, natural disasters, public health issues like pandemics or epidemics, and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. In addition, as described above under “Foreign Securities Risk,” the ongoing military conflict between Russia and Ukraine may continue to result in significant negative impacts on the markets for certain securities and commodities globally, in addition to fluctuating pricing and liquidity of investments. These factors could have a significant impact on Fund performance and the value of the Funds’ investments. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.
q.	Municipal Securities Risk
The Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund (the “Municipal Funds”) are subject to municipal securities risk. Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.
82	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term municipal bonds and higher for long term municipal bonds.
Municipal Bond Tax Risk. A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.
Municipal Market Volatility and Illiquidity Risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, a Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.
Municipal Sector Risk. From time to time a Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
r.	Portfolio Turnover Risk
Certain Funds may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.
s.	Private Placements and Other Restricted Securities Risk
The High Income Opportunities Fund and Short Duration High Yield Municipal Fund are subject to Private Placements Risk. Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.
t.	Sector Risk
To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Financials Sector Risk. To the extent that the financials sector represents a significant portion of a Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets as well as cyber-attacks.
u.	Sovereign Debt Risk
The High Income Opportunities Fund and Infrastructure Debt Fund are subject to Sovereign Debt Risk. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by the Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly.
v.	Tender Option Bonds Risk
The Municipal Funds are subject to Tender Option Bonds Risk. Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.
2023 Annual Report	83

Notes to Financial Statements  (continued)
October 31, 2023

w.	Tobacco Related Bonds Risk
The Short Duration High Yield Municipal Fund is subject to Tobacco Related Bonds Risk. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, the MSA, to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Funds may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.
x.	U.S. Government Securities Risk
Securities issued by U.S. Government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. The U.S. Government does not guarantee the net asset value of a Fund’s shares.
y.	Valuation Risk
The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The ability to value a Fund's investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
z.	Variable and Floating Rate Securities Risk
Certain Funds are subject to Variable and Floating Rate Securities Risk. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.
aa.	Yield Risk
The Ultra Short Municipal Income Fund is subject to Yield Risk. The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.
Please read the Funds' prospectuses for more detailed information regarding these and other risks.
6.  Contingencies
In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.
84	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

7.  Tax Information
As of October 31, 2023, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:
Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
High Income Opportunities Fund	$90,297,692	$328,938	$(9,423,298)	$(9,094,360)
Infrastructure Debt Fund	27,378,631	17,040	(1,142,286)	(1,125,246)
Intermediate Municipal Income Fund	45,965,262	117,297	(3,777,714)	(3,660,417)
Short Duration High Yield Municipal Fund	130,706,112	25,855	(16,974,579)	(16,948,724)
Ultra Short Municipal Income Fund	621,936,552	21,498	(787,455)	(765,957)
The tax character of distributions paid during the fiscal year ended October 31, 2023 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):
Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
High Income Opportunities Fund	$7,305,908	$–	$7,305,908	$–	$101,762	$7,407,670
Infrastructure Debt Fund	295,516	–	295,516	–	–	295,516
Intermediate Municipal Income Fund	12,366	–	12,366	1,550,753	–	1,563,119
Short Duration High Yield Municipal Fund	62,543	–	62,543	3,984,970	–	4,047,513
Ultra Short Municipal Income Fund	24,357	–	24,357	21,779,502	–	21,803,859
Amounts listed as “–” are $0 or round to $0.
The tax character of distributions paid during the fiscal year ended October 31, 2022 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):
Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
High Income Opportunities Fund	$6,228,214	$–	$6,228,214	$–	$6,228,214
Infrastructure Debt Fund	2,028,333	690,096	2,718,429	–	2,718,429
Intermediate Municipal Income Fund	6,021	–	6,021	1,511,748	1,517,769
Short Duration High Yield Municipal Fund	39,887	–	39,887	8,501,509	8,541,396
Ultra Short Municipal Income Fund	2,830	–	2,830	5,433,373	5,436,203
Amounts listed as “–” are $0 or round to $0.
2023 Annual Report	85

Notes to Financial Statements  (continued)
October 31, 2023

As of October 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:
Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
High Income Opportunities Fund	$–	$–	$–	$–	$–	$–	$(207,509)	$(9,102,243)	$(248,079,727)	$(257,389,479)
Infrastructure Debt Fund	–	351,722	–	–	–	–	–	(1,126,344)	(8,524,075)	(9,298,697)
Intermediate Municipal Income Fund	4,304	–	–	–	–	–	(4,506)	(3,660,415)	(1,225,802)	(4,886,419)
Short Duration High Yield Municipal Fund	792,890	–	–	–	–	–	(752,923)	(16,948,724)	(29,245,628)	(46,154,385)
Ultra Short Municipal Income Fund	90,703	–	–	–	–	–	(72,259)	(765,955)	(1,508,353)	(2,255,864)
Amounts listed as “–” are $0 or round to $0.
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to tax deferral of losses on wash sales.
**	As of October 31, 2023, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.
As of October 31, 2023, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations.
Fund	Amounts	Expires
High Income Opportunities Fund	$56,951,362	Unlimited (Short—Term)
High Income Opportunities Fund	191,128,365	Unlimited (Long—Term)
Infrastructure Debt Fund	7,637,480	Unlimited (Short—Term)
Infrastructure Debt Fund	886,595	Unlimited (Long—Term)
Intermediate Municipal Income Fund	265,525	Unlimited (Short—Term)
Intermediate Municipal Income Fund	960,277	Unlimited (Long—Term)
Short Duration High Yield Municipal Fund	12,770,383	Unlimited (Short—Term)
Short Duration High Yield Municipal Fund	16,475,245	Unlimited (Long—Term)
Ultra Short Municipal Income Fund	1,508,353	Unlimited (Short—Term)
GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to non deductible expenses. These reclassifications have no effect on net assets or net asset values per share.
Fund	Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
High Income Opportunities Fund	$(12,253)	$12,253
Intermediate Municipal Income Fund	(3,943)	3,943
Amounts listed as “–” are $0 or round to $0.
86	2023 Annual Report

Notes to Financial Statements  (concluded)
October 31, 2023

8.  Significant Shareholders
As of October 31, 2023, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:
Fund	Record Ownership %	Number of Account Owners
High Income Opportunities Fund	36.8%	3
Infrastructure Debt Fund	47.5	4
Intermediate Municipal Income Fund	52.0	1
Short Duration High Yield Municipal Fund	43.6	4
Ultra Short Municipal Income Fund	74.2	5
9.  Line of Credit
The Trust, on behalf of each of the funds of the Trust ( including the Funds) (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) in the amount of $150,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.
Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the Overnight Bank Funding Rate on such date, plus, in each case, 10 basis points, plus one and one quarter of one percent (1.25%). In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the fiscal year ended October 31, 2023, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the  fiscal year ended October 31, 2023.
Fund	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
High Income Opportunities Fund	$6,062,500	6.27%	2
Infrastructure Debt Fund	255,345	6.55%	41
Intermediate Municipal Income Fund	462,515	6.36%	31
Short Duration High Yield Municipal Fund	3,089,021	5.56%	151
Ultra Short Municipal Income Fund	441,214	5.93%	4
10.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2023.
2023 Annual Report	87

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
abrdn Funds:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of abrdn High Income Opportunities Fund (formerly, abrdn Global High Income Fund), abrdn Infrastructure Debt Fund (formerly, abrdn Global Absolute Return Strategies Fund), abrdn Intermediate Municipal Income Fund, abrdn Short Duration High Yield Municipal Fund, and abrdn Ultra Short Municipal Income Fund, five of the funds comprising abrdn Funds (each, a Fund and collectively, the Funds), including the statements of investments, as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more abrdn investment companies since 2009.
Philadelphia, Pennsylvania
December 28, 2023
88	2023 Annual Report

Other Tax Information  (Unaudited)

For the year ended October 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% or 20% (depending upon income levels) as qualified dividend income. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2023 Form 1099-DIV.
Fund	Qualified Dividend Income
High Income Opportunities Fund	1.34%
Infrastructure Debt Fund	19.05%
For the taxable year ended October 31, 2023, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:
Fund	Dividends Received Deduction
High Income Opportunities Fund	3.78%
Infrastructure Debt Fund	4.37%

2023 Annual Report	89

Shareholder Expense Examples (Unaudited)

As a shareholder of the abrdn Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the abrdn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2023 and continued to hold your shares at the end of the reporting period, October 31, 2023.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.
		Beginning Account Value, May 1, 2023	Actual Ending Account Value, October 31, 2023	Hypothetical Ending Account Value	Actual Expenses Paid During Period[1]	Hypothetical Expenses Paid During Period[1],2	Annualized Expense Ratio**
High Income Opportunities Fund	Class A	$1,000.00	$996.50	$1,020.16	$5.03	$5.09	1.00%
	Institutional Class	$1,000.00	$998.30	$1,021.43	$3.78	$3.82	0.75%
Infrastructure Debt Fund	Class A	$1,000.00	$926.50	$1,019.91	$5.10	$5.35	1.05%
	Institutional Service Class	$1,000.00	$927.30	$1,021.22	$3.84	$4.02	0.79%
	Institutional Class	$1,000.00	$927.80	$1,021.88	$3.21	$3.36	0.66%
Intermediate Municipal Income Fund	Class A	$1,000.00	$954.30	$1,021.12	$3.99	$4.13	0.81%
	Institutional Service Class	$1,000.00	$954.70	$1,022.53	$2.61	$2.70	0.53%
	Institutional Class	$1,000.00	$954.70	$1,022.64	$2.51	$2.60	0.51%
Short Duration High Yield Municipal Fund	Class A	$1,000.00	$972.70	$1,020.62	$4.52	$4.63	0.91%
	Class C	$1,000.00	$969.00	$1,016.84	$8.24	$8.44	1.66%
	Institutional Class	$1,000.00	$973.90	$1,021.88	$3.28	$3.36	0.66%
Ultra Short Municipal Income Fund	Class A	$1,000.00	$1,018.10	$1,021.68	$3.56	$3.57	0.70%
	Class A1	$1,000.00	$1,018.10	$1,021.68	$3.56	$3.57	0.70%
	Institutional Class	$1,000.00	$1,019.40	$1,022.94	$2.29	$2.29	0.45%

**	The expense ratio presented represents a six-month, annualized ratio.
1	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
2	Represents the hypothetical 5% return before expenses.

90	2023 Annual Report

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements
At a regularly scheduled quarterly meeting (the “Quarterly Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) of the abrdn Funds (the “Trust”) held on June 13, 2023, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with abrdn Inc. (“AI”) and the applicable sub-advisory agreement (the “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) by and among the Trust, AI and abrdn Investments Limited (“aIL” or the “Sub-Adviser”) for each of the following series of the Trust: abrdn Global Absolute Return Strategies Fund (effective August 18, 2023, renamed abrdn Infrastructure Debt Fund), abrdn Intermediate Municipal Income Fund, abrdn Short Duration High Yield Municipal Fund, abrdn Ultra Short Municipal Income Fund, and abrdn Global High Income Fund (effective August 18, 2023, renamed abrdn High Income Opportunities Fund) (each a “Fund,” and collectively the “Funds”). In addition, the Independent Trustees held a separate telephonic meeting on June 7, 2023 and a separate in-person meeting on June 12, 2023 (together with the Quarterly Meeting held on June 13, 2023, the “Meetings”) to review the materials provided and the relevant legal considerations. aIL is an affiliate of AI. AI and the Sub-Adviser are sometimes referred to collectively as the “Advisers” or “abrdn.”
In connection with their consideration of whether to approve the continuation of the Agreements, the Board members received and reviewed a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including information regarding the nature, extent and quality of services provided by the Advisers under the respective Agreements, comparative investment performance, fee and expense information of peer groups of funds for respective Funds (each a “Peer Group,” and collectively the “Peer Groups”) selected by Institutional Shareholder Services Inc. (“ISS”), an independent third-party provider of investment company data and other performance information for relevant benchmark indices. The materials provided to the Board generally included, among other items: (i) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of the respective Peer Group and information about any applicable expense limitations and fee “breakpoints”; (ii) information about the profitability of the Agreements to the Advisers; (iii) information on the investment performance of the Funds and the performance of the Funds’ respective Peer Groups and the Funds’ performance benchmarks; (iv) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees;  and (v) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law.
The Board, including the Independent Trustees, also considered other matters such as: (i) the Advisers’ investment personnel and operations; (ii) the Advisers’ financial stability and financial condition; (iii) the resources devoted by the Advisers to the Fund; (iv) each Fund’s investment objective and strategies; (v) the Advisers’ record of compliance with the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (vi) arrangements relating to the distribution of the Funds’ shares and the related costs; and (vii) possible conflicts of interest. The Board also considered the nature, extent and quality of the services provided to the Funds by AI’s affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from AI and the Sub-Adviser.
The Board also noted that, in addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees received and reviewed materials in advance of each regular quarterly meeting of the Board that contained information relating to the services provided by the Advisers, including detailed information about each Fund’s investment performance. This information generally included, among other things, third-party performance rankings for various periods (including, as applicable, periods prior to the Advisers’ management of the Funds) comparing each Fund against its respective Peer Group, total return information for the Funds for various periods, and details of sales and redemptions of Fund shares for the period. The Board also received periodic presentations from the portfolio management teams in connection with the performance of the Funds.
The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with their independent legal counsel regarding consideration of the continuation of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.
The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided by ISS) of each Fund’s net management fee and total expense level to those of its expense Peer Group and information about the advisory fees charged by AI and abrdn to any separately managed and other accounts with a similar strategy. In reviewing the comparison of each Fund’s net management fee to that of comparable funds, the Board noted that the fee for the Funds includes both advisory and administrative fees. In evaluating the Funds’ advisory fees, the Trustees considered the demands, complexity and quality of the investment management of the Funds.  In considering the fees charged by AI to any comparable accounts, the Trustees also considered, among other things, management’s discussion of the different investment restrictions, objectives or policies that may be involved in managing accounts of different types.
2023 Annual Report	91

Supplemental Information (Unaudited)  (continued)

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would not be paid by the Funds, but would be paid by AI out of its advisory fee. The Board also considered that AI had entered into or renewed expense limitation agreements with each of the Funds, pursuant to which AI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.
The Trustees also considered the compensation AI and its affiliates received, directly and indirectly, from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AI and its affiliates’ relationships with the Funds, including the engagement of affiliates of AI to provide administrative and distribution services to the Funds.  The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about the expense levels of the Funds, the performance of the Funds, court cases regarding adviser profitability, and whether AI had implemented breakpoints and expense limitations with respect to the Funds.  The Trustees also examined the profitability of AI and its affiliates on a Fund-by-Fund basis.
After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fees, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of AI and its affiliates from their relationships with the Funds were reasonable and supported the continuation of the Agreements.
Investment performance of the Funds and the Advisers. The Trustees received and reviewed with the Advisers, among other performance data, information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of respective Peer Groups and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by ISS that analyzed the performance of the Funds using a variety of performance metrics.
The Trustees also considered, as applicable, the performance of the Advisers since they commenced management of the Funds. The Trustees also considered AI’s and the Sub-Adviser’s performance generally, the performance of the fund family generally, the historical responsiveness of AI to Trustee concerns about performance, and the willingness of AI and the Sub-Adviser to take steps intended to improve performance.
Based on these factors, the Board determined that the Advisers are appropriate investment advisers for the Funds. The Board noted that it would continue to monitor the Funds’ performance and any actions taken by AI and its affiliates relating to performance.
The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by AI and the Sub-Adviser, as applicable, to the Funds and the resources dedicated to the Funds by AI and its affiliates. The Board considered the Advisers’ risk management processes. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. AI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered the allocation of responsibilities among the Advisers. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees considered not only the advisory services provided by AI to the Funds, but also the administrative services provided by AI to the Funds under a separate administration agreement.  The Trustees also took into account the Advisers’ investment experience. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.
After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the continuation of the Agreements.
Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AI and the Sub-Adviser and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Board noted management’s discussion of the Funds’ advisory fee structures.  The Trustees noted that each of the Funds was subject to a contractual expense limitation agreement and considered that certain Funds were subject to breakpoints in their investment advisory fees. The Board also considered how the Funds’ potential future growth and increased size would have an effect on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase at a proportionally higher rate than the increase in certain expenses.   The Trustees also took note of the costs of the services provided and the profitability to AI and its affiliates from their relationships with the Funds, as discussed above.
After reviewing these and related factors, the Board concluded that the advisory fees, and as applicable, sub-advisory fees were reasonable and supported the continuation of the Agreements.
The Trustees also considered other factors, which included but were not limited to the following:
•	the nature, quality, cost and extent of administrative services performed by AI under the Advisory Agreement and under a separate agreement covering administrative services.
92	2023 Annual Report

Supplemental Information (Unaudited)  (concluded)

•	whether the Funds have operated in accordance with their investment objectives as well as the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AI. The Trustees also considered the compliance-related resources AI and its affiliates were providing to the Funds.
•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.
•	so-called “fallout benefits” to AI, such as the benefits of research made available to AI by reason of brokerage commissions generated by the Funds’ securities transactions (if any) or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.
***
Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees, voting separately, approved the Agreements for an additional one-year period.
2023 Annual Report	93

Management of the Funds  (Unaudited)
As of October 31, 2023

The names, years of birth and business addresses of the Trustees and officers of the Funds as of the most recent fiscal year end, their principal occupations during at least the past five years, the number of portfolios each Trustee oversees and other directorships they hold are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds or the Funds' Advisers are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons, as described above, are referred to in the table below under the heading “Independent Trustees.” abrdn Inc., its parent company abrdn plc, and its advisory affiliates are collectively referred to as “abrdn” in the tables below.
Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During at Least the Past 5 Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") In Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years***
Interested Trustees
Stephen Bird† c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Trustee since 2021	Mr. Bird joined the Board of abrdn plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup’s Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital – where he was director of UK operations from 1996 to 1998 – and at British Steel.	15 Registrants Consisting of 33 Portfolios	None.
Independent Trustees
Radhika Ajmera c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1964	Trustee since 2020	Ms. Ajmera was appointed Chair of abrdn Japan Equity Fund Inc in 2017, having served as a director since 2014. She has been an independent non-executive director of abrdn Asia-Pacific Income Fund VCC since 2015. She is also an independent non-executive director of abrdn Asia-Pacific Income Fund Inc, abrdn Global Income Fund Inc and abrdn Australia Fund Inc since 2021. She has over 20 years’ experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms. Ajmera is a graduate of the London School of Economics.	5 Registrants Consisting of 23 Portfolios	None.
P. Gerald Malone c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Trustee since 2007; Chair of the Board	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as a non-executive director of U.S. healthcare company Bionik Laboratories Corp. (2018 - July 2022), as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	9 Registrants Consisting of 27 Portfolios	None.
94	2023 Annual Report

Management of the Funds  (Unaudited)  (continued)
As of October 31, 2023

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During at Least the Past 5 Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") In Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years***
Rahn K. Porter c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1954	Trustee since 2016	Mr. Porter is the Principal at RPSS Enterprises (consulting and advisory) since 2019 and is an independent director for Centurylink Investment Management Company. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2021. Mr. Porter was formerly the CFO of Telenet, Inc. and Nupremis, Inc. He also served as Treasurer of Qwest Communications, Inc. and MediaOne Group. Mr Porter was previously a board member and audit chair for BlackRidge Financial Inc., and Community First Bancshares, Inc.	2 Registrants consisting of 20 Portfolios	Director of CenturyLink Investment Management Company since 2006, Director of BlackRidge Financial Inc. from 2004 to 2019.
Warren C. Smith c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Trustee since 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. He has been a Director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 1993	1 Registrant Consisting of 19 Portfolios	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	As of the most recent fiscal year end, the Fund Complex has a total of 18 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (19 Portfolios), and abrdn ETFs (3 Portfolios).
***	Current directorships (excluding Fund Complex) as of the most recent fiscal year end held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
†	Mr. Bird is considered to be an “interested person” of the Fund as defined in the 1940 Act because of his affiliation with abrdn.
2023 Annual Report	95

Management of the Funds  (Unaudited)  (continued)
As of October 31, 2023

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held* with the Fund	Term of Office and Length of Time Served	Principal Occupation During at Least the Past 5 Years
Joseph Andolina** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer & Vice President	Since 2017	Currently, Chief Risk Officer – Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as US Counsel since 2012.
Katherine Corey** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1985	Vice President	Since 2023	Currently, Senior Legal Counsel, Product Governance US for abrdn Inc. Ms. Corey joined abrdn Inc. as U.S. Counsel in 2013.
Sharon Ferrari** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President	Since 2022	Currently, Director, Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Katie Gebauer** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2023	Currently, Chief Compliance Officer—ETFs and serves as the Chief Compliance Officer for abrdn ETFs Advisors LLC. Ms. Gebauer joined abrdn Inc. in 2014.
Alan Goodson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President and Chief Executive Officer	Since 2009	Currently, Executive Director, Product & Client Solutions – Americas for abrdn Inc., overseeing Product Management & Governance , Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.
Heather Hasson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2022	Currently, Senior Product Solutions and Implementation Manager, Product Governance US for abrdn Inc. Ms. Hasson joined the company in 2006.
Robert Hepp** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2022	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.
Andrew Kim** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2017	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
Brian Kordeck** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2022	Currently, Senior Product Manager – US for abrdn Inc. Mr. Kordeck joined abrdn Inc. as a Senior Fund Administrator in 2013.
96	2023 Annual Report

Management of the Funds  (Unaudited)  (concluded)
As of October 31, 2023

Name, Address and Year of Birth	Position(s) Held* with the Fund	Term of Office and Length of Time Served	Principal Occupation During at Least the Past 5 Years
Michael Marsico** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Treasurer, Chief Financial Officer & Principal Accounting Officer	Since 2022	Currently, Senior Product Manager – US for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.
Ben Moser** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1979	Vice President	Since 2018	Currently, Head of Investor Services – US for abrdn Inc. Mr. Moser joined abrdn Inc. in July 2008.
Lucia Sitar** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in 2007.

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.
Further information about the Funds' Trustees and Officers is available in the Trust's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.
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Management Information

Trustees
P. Gerald Malone, Chair
Radhika Ajmera
Stephen Bird
Rahn K. Porter
Warren C. Smith
Investment Adviser
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Fund Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Transfer Agent
SS&C GIDS, Inc.
430 W. 7th Street, Ste. 219534
Kansas City, MO 64105-1407
Distributor
Aberdeen Fund Distributors LLC
1900 Market Street, Suite 200
Philadelphia, PA 19103
Sub-Administrator, Custodian & Fund Accountant
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
Fund Counsel
Dechert LLP
1900 K Street N.W.
Washington, DC 20006

abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
abrdn.us
AOE-0143-AR

Item 2. Code of Ethics.

(a) As of October 31, 2023, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c) There have been no amendments during the period covered by this report to a provision of the Code of Ethics.

(d) During the period covered by the report, the Registrant did not grant any waivers to the provisions of the Code of Ethics.

(f) The Code of Ethics is included with this Form N-CSR as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one member who qualifies as an “audit committee financial expert” serving on its Audit Committee. Mr. Rahn K. Porter is the “audit committee financial expert” and is considered to be an “Independent Trustee” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2023	$713,500	$0	$0	$4,664
October 31, 2022	$690,310	$0	$0	$7,929

1       The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1) Pre-Approval Policies and Procedures. Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Registrant’s (hereinafter, the “Trust”) Audit Committee Charter authorizes the Audit Committee (“Committee”) to annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the investment adviser (hereinafter, the “Adviser”) or a sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Trust, consistent with PCAOB 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Trust and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in its letter that, in its professional judgment, it is independent of the Trust within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the Committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee is also authorized to review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Trust and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Trust. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Trust’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Registrant for the Registrant’s fiscal years ended October 31, 2022 and October 31, 2021 and were $1,108,929 and $1,547,556, respectively.

(h) The Registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2023, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting. However, subsequent to the Registrant’s last fiscal year, a control enhancement has been implemented so that, for abrdn Global Equity Impact Fund and abrdn International Sustainable Leaders Fund, the liability to the Internal Revenue Service on behalf of shareholders related to Article 63 EU Tax Reclaims is measured consistent with the terms of the agreement governing such liability.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2) Certifications of the Registrant pursuant to Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of the Registrant pursuant to Rule 30a-2(b) under the Act are exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Funds

By:	/s/ Alan Goodson
Alan Goodson
Principal Executive Officer
abrdn Funds

Date: January 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson
Principal Executive Officer
abrdn Funds

Date: January 8, 2024

By:	/s/ Michael Marsico
Michael Marsico
Principal Financial Officer
abrdn Funds

Date: January 8, 2024